As filed with the Securities and Exchange Commission on April 24, 2018

Registration Statement File No. 333-206438

Registration Statement File No. 811-08075

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933

    ☐        Pre-Effective Amendment No.

    ☒        Post-Effective Amendment No. 3

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940

☒  Amendment No. 169

(Check appropriate box or boxes.)

Massachusetts Mutual Variable Life Separate Account I

(Exact Name of Registrant)

Massachusetts Mutual Life Insurance Company

(Name of Depositor)

1295 State Street, Springfield, Massachusetts 01111

(Address of Depositor’s Principal Executive Offices)

(413) 788-8411

(Depositor’s Telephone Number, including Area Code)

John E. Deitelbaum

Senior Vice President and Deputy General Counsel

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111

(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☒	on May 1, 2018 pursuant to paragraph (b) of Rule 485.

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485.

☐	on pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Strategic Group Variable Universal Life® II

Issued by Massachusetts Mutual Life Insurance Company

Massachusetts Mutual Variable Life Separate Account I

This prospectus describes a group flexible premium variable adjustable life insurance certificate issued to individuals under a group life insurance policy offered by Massachusetts Mutual Life Insurance Company (MassMutual or Company). The certificate may not be available in all states. The certificate provides lifetime insurance protection for as long as it remains in force.

The Certificate Owner (you or your) has a number of investment choices in this certificate. They include a Guaranteed Principal Account (GPA) and more than 40 variable investment divisions (Divisions) of a segment of Massachusetts Mutual Variable Life Separate Account I (Separate Account). Each of the Divisions invests in a corresponding fund (Fund). Certificate Owners may invest in a maximum of 25 Divisions and the GPA at any given time. These Funds are listed on the following page.

You bear the investment risk of any premium allocated to these Funds. The death benefit may vary and the Surrender Value will vary, depending on the investment performance of the Funds you select.

The prospectus describes all material terms and features of the certificate. Certain non-material provisions of your certificate may be different than the general description in the prospectus. All material state variations are disclosed in the prospectus.

The certificate provides life insurance protection. It is not a way to invest in mutual funds. Replacing any existing life insurance policy with this certificate or financing the purchase of the certificate through a loan or through withdrawals from another policy may not be to your advantage. Before purchasing, you should consider the certificate in conjunction with other insurance you own.

The certificate:

•	is not a bank or credit union deposit or obligation.
•	is not FDIC or NCUA insured.
•	is not insured by any federal government agency.
•	is not guaranteed by any bank or credit union.
•	may go down in value.
•	provides guarantees that are subject to our financial strength and Claims-Paying Ability.

This prospectus is not an offer to sell the certificate in any jurisdiction where it is illegal to offer the certificate nor is it an offer to sell the certificate to anyone to whom it is illegal to offer the certificate.

To learn more about the certificate, you can obtain a copy of the Statement of Additional Information (SAI). The SAI is incorporated into this prospectus by reference and is legally a part of this prospectus. We filed the SAI with the Securities and Exchange Commission (SEC). The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

For a free copy of the SAI, other information about this certificate, or general inquiries, contact our “Administrative Office” at the address and phone number below:

Massachusetts Mutual Life Insurance Company

LCM Document Management Hub

1295 State Street

PO Box 2488

Springfield, MA 01101-2488

1-800-548-0073

(Fax) 1-860-562-6154

(E-mail) LCMClientServices@massmutual.com

www.massmutual.com

You may request a free personalized illustration of death benefits, Surrender Values, and Account Values from your registered representative or by calling our Administrative Office.

The SEC has not approved or disapproved this certificate or determined that this prospectus is accurate or complete. Any representation that it has is a criminal offense.

Please read this prospectus carefully before investing. You should keep it for future reference.

Effective May 1, 2018

1

Massachusetts Mutual Variable Life Separate Account I

You may allocate premium to any of the Divisions in the Separate Account, and the Separate Account will purchase equivalent shares in the Funds listed below. You may also allocate premium to the GPA. You may maintain Account Value in a total of up to 25 Divisions and the GPA at any one time.

We will deliver to you copies of the current Fund prospectuses and/or summary prospectuses, which contain detailed information about the Funds and their investment objectives, strategies, policies, risks and expenses. You may also visit our website (www.massmutual.com) to access this prospectus, as well as the current Fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies. The Separate Account invests in the following Funds.

Fidelity® Variable Insurance Products Fund

Fidelity® VIP Contrafund® Portfolio (Service Class)

Ivy Variable Insurance Portfolios

Ivy VIP Asset Strategy (Class II)

MML Series Investment Fund

MML Aggressive Allocation Fund (Initial Class)

MML American Funds Core Allocation Fund (Service Class I)

MML American Funds® Growth Fund (Service Class I)

MML American Funds® International Fund (Service Class I)

MML Balanced Allocation Fund (Initial Class)

MML Blue Chip Growth Fund (Initial Class)

MML Conservative Allocation Fund (Initial Class)

MML Equity Income Fund (Initial Class)

MML Focused Equity Fund (Class II)

MML Foreign Fund (Initial Class)

MML Fundamental Growth Fund (Class II)

MML Fundamental Value Fund (Class II)

MML Global Fund (Class II)

MML Growth Allocation Fund (Initial Class)

MML Growth & Income Fund (Initial Class)

MML Income & Growth Fund (Initial Class)

MML International Equity Fund (Class II)

MML Large Cap Growth Fund (Initial Class)

MML Managed Volatility Fund (Initial Class)

MML Mid Cap Growth Fund (Initial Class)

MML Mid Cap Value Fund (Initial Class)

MML Moderate Allocation Fund (Initial Class)

MML Small Cap Growth Equity Fund (Initial Class)

MML Small Company Value Fund (Class II)

MML Small/Mid Cap Value Fund (Initial Class)

MML Total Return Bond Fund (Class II)

MML Series Investment Fund II

MML Blend Fund (Initial Class)

MML Dynamic Bond Fund (Class II)

MML Equity Fund (Initial Class)

MML High Yield Fund (Class II)

MML Inflation-Protected and Income Fund (Initial Class)

MML Managed Bond Fund (Initial Class)

MML Short-Duration Bond Fund (Class II)

MML Small Cap Equity Fund (Initial Class)

MML Strategic Emerging Markets Fund (Class II)

MML U.S. Government Money Market Fund (Initial Class)

Oppenheimer Variable Account Funds

Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)

Oppenheimer Global Fund/VA (Non-Service)

Oppenheimer Global Multi-Alternatives Fund/VA (Non-Service)

Oppenheimer Global Strategic Income Fund/VA (Non-Service)

Oppenheimer International Growth Fund/VA (Non-Service)

Oppenheimer Main Street Fund®/VA (Non-Service)

2

3

Summary of Benefits and Risks

The following is a summary of the principal benefits and risks of the certificate. It is only a summary. Additional information on the certificate’s benefits and risks can be found in the later sections of this prospectus.

Benefits of the Certificate

Death Benefit	The primary benefit of your certificate is life insurance coverage. While the certificate is in force, which means the certificate has not terminated, a death benefit will be paid to the Beneficiary when the Insured dies.
Choice of Death Benefit Options

The certificate offers two death benefit options. Each is the greater of the Minimum Death Benefit* in effect on the date of death, or:

1. Death Benefit Option A (a level amount option): The Base Selected Face Amount plus any Supplemental Selected Face Amount (together the “Total Selected Face Amount”) in effect on the date of death.

2. Death Benefit Option B (a variable amount option): The Total Selected Face Amount plus the Account Value of the certificate on the date of death.

The death benefit we pay will be reduced by any outstanding Certificate Debt and any unpaid monthly charges.

*The Minimum Death Benefit is the minimum amount of death benefit needed for a certificate to qualify as life insurance under Section 7702 of the Internal Revenue Code of 1986, as amended (IRC). It is calculated by multiplying the Account Value by the applicable Minimum Death Benefit percentage. See “Minimum Death Benefit” in the “Death Benefit” section for more information.

Right to Return the Certificate	You have a limited period of time after the certificate is issued during which you can cancel the certificate and receive a refund (Free-Look). See “Your Right to Return the Certificate” in the “Purchasing a Certificate” section for more information.
Variable Investment Choices	The certificate offers a choice of more than 40 Divisions within its Separate Account. Each Division invests in shares of a designated investment Fund. You may invest in a maximum of 25 Divisions at a time.
Guaranteed Principal Account	In addition to the above mentioned variable investment choices, you may also allocate Net Premiums to the GPA. Amounts allocated to the GPA are guaranteed and earn interest daily. Certain restrictions apply to transfers to and from the GPA. The GPA is part of the Company’s general account and is subject to the Company’s financial strength and claims paying ability.
Flexibility

The certificate is designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

•  choose the timing, amount and frequency of premium payments;

•  change the death benefit option;

•  increase or decrease the certificate’s face amount;

•  change the Certificate Owner or Beneficiary; and

•  change your investment selections.

Transfers	Within limitations, you may transfer Account Value among the Divisions and the GPA. Limitations on transfers are described in the “Risks of the Certificate” table and the “Certificate Transactions” section. We also offer two automated transfer programs: Automated Account Rebalancing and Automated Account Value Transfer.
Surrenders and Withdrawals	You may fully surrender your certificate, and we will pay you its Surrender Value and your certificate will terminate. You may also make a partial surrender (Withdrawal). A Withdrawal will reduce your Account Value, may increase the risk that the certificate will terminate, and may reduce the Total Selected Face Amount of your certificate. Surrenders and Withdrawals may result in adverse tax consequences.
Loans	You may take a loan on the certificate. The certificate secures the loan. Taking a loan may have adverse tax consequences and will increase the risk that your certificate may terminate.
Assignability	You may assign the certificate as collateral for a loan or other obligation subject to our approval.
Tax Benefits	You are generally not taxed on the certificate’s earnings until you withdraw Account Value from your certificate. This is known as tax deferral. Your Beneficiary may receive the death benefit free of income tax. The certificate is intended to qualify under IRC 7702 under either the Cash Value Accumulation Test or Guideline Premium Test.
Additional Benefits	There are a number of additional benefits you may add to your certificate by way of riders. The riders available with this certificate are listed in the “Other Benefits Available Under the Certificate” section. The group policy owner determines which riders are attached to all certificates for that group. An additional charge may apply if you elect a rider.

4

Risks of the Certificate

Investment Risks	The value of your certificate will fluctuate with the performance of the Divisions you select. Each Fund in which a Division invests has its own investment objectives and investment strategy. The performance of each Fund will vary, and some Funds may be riskier than others. Your Divisions may decline in value or they may not perform to your expectations. You bear the investment risk of any Account Value allocated to the Divisions. It is possible you could lose your entire investment and your certificate could terminate without value.
Suitability	Variable life insurance is designed to help meet long-term financial goals. It is not suitable as a vehicle for short-term savings. You should not purchase the certificate if you will need all or part of the Surrender Value in a short period of time.
Certificate Termination	Your certificate could terminate if the value of the certificate becomes too low to support the certificate’s monthly charges or if total Certificate Debt exceeds the Account Value. Factors that may cause your certificate to terminate include: insufficient premium payments, poor investment performance, Withdrawals, and loans (including loan interest) that have not been re-paid. Before the certificate terminates, however, you will have a Grace Period during which you will be notified in writing that your coverage may terminate unless you pay additional premium. Termination of your certificate may result in adverse tax consequences.
Limitations on Access to Cash Value

•  Withdrawals are not available during the first Certificate Year.

•  The minimum Withdrawal amount is $500. A Withdrawal charge equal to the lesser of 2% of the amount of the Withdrawal or $25 will be deducted from the amount of the Withdrawal.

•  The maximum Withdrawal amount is equal to the Account Value less any Certificate Debt, less the most recent monthly charge multiplied by an amount equal to one plus the number of Monthly Calculation Dates remaining until the next Planned Premium due date.

Limitations on Transfers

•  Transfers from the GPA are generally limited to one per Certificate Year and may not exceed 25% of your Account Value (excluding any Certificate Debt) in the GPA at the time of your transfer.

•  We reserve the right to restrict or reject transfers if we determine the transfers reflect frequent trading or a market-timing strategy or we are required to restrict or reject the transfers by the applicable fund.

•  You may maintain Account Value in a maximum of 25 Divisions and the GPA at any one time.

•  We reserve the right to charge a transfer fee for each transfer after 12 transfers in a Certificate Year.

Impact of Loans	Taking a loan from your certificate may increase the risk that your certificate will terminate. It will have a permanent effect on the certificate’s Surrender Value and will reduce the death proceeds. Also, certificate termination with an outstanding loan can result in adverse tax consequences.
Withdrawals	A Withdrawal will reduce your certificate’s Account Value by the amount withdrawn, including the Withdrawal fee. If the certificate’s Account Value is reduced to a point where it cannot meet a monthly deduction, your certificate may terminate. A Withdrawal may also reduce your certificate’s face amount and may have adverse tax consequences.
Adverse Tax Consequences

Certain transactions (including but not limited to Withdrawals, surrenders and loans) may lead to a taxable event. Under certain circumstances (usually if your premium payments in the first seven years or less exceed specified limits), your certificate may become a Modified Endowment Contract (MEC). Under federal tax law, loans, collateral assignments, Withdrawals, and other pre-death distributions received from a MEC certificate are taxed as income first and recovery of cost basis second. Also, distributions includible in income received before you attain age 59 1⁄2 may be subject to a 10% penalty.

Existing tax laws that affect this certificate may change at any time. Please refer to the “Federal Income Tax Considerations” section.

Certificate Charge Changes	We have the right to increase certain certificate and rider charges; however, the charges will not exceed the maximum charges identified in the fee tables. If we increase a certificate or rider charge, you may need to increase the amount and/or frequency of your premiums to keep your certificate in force. The Company will notify the Certificate Owner of any such changes through a prospectus supplement.
Fund Risk	The type of investments that a Fund makes will also create risk. A comprehensive discussion of the risks of each of the Funds may be found in that Fund’s prospectus. You should read the Fund’s prospectus carefully before investing.

5

Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the certificate. A more detailed description of these fees can be found in the “Charges and Deductions” section of this prospectus.

Transaction Fees

This table describes fees and expenses that you will pay at the time you pay premium, take Account Value out of the certificate, and make transfers among the Divisions and the GPA.

Charge	When Charge is Deducted	Amount Deducted
Premium Load Charge [1]	When you pay premium	Maximum: 10% of each premium payment	Current: 3% of each premium payment
Withdrawal Charge	When you withdraw a portion of your Account Value from the certificate	Maximum: 2% of the amount withdrawn, not to exceed $25 per Withdrawal	Current: 2% of the amount withdrawn, not to exceed $25 per Withdrawal
Transfer Charge	Upon each transfer after the first 12 transfers in a Certificate Year	Maximum: $10	Current: $0

1	The Premium Load Charge may vary by employer group depending on: (1) the group enrollment procedures selected by the employer; (2) the total group premium paid by the employer; and (3) the size of the employer group.

Periodic Charges Other than Fund Operating Expenses

This table describes the fees and expenses that you will pay periodically, other than Fund operating expenses, during the time that you own the certificate.

Charge	When Charge is Deducted	Amount Deducted
Cost of Insurance Charge [1,2]	Monthly, on the certificate’s Monthly Calculation Date	Maximum: $51.77 per $1000 of Insurance Risk	Minimum: $0.04 per $1000 of Insurance Risk
Cost of Insurance Charge for a 45 year old non-smoker in the standard risk classification, with Death Benefit Option A. [3]	Monthly, on the certificate’s Monthly Calculation Date	Rate per $1000 of Insurance Risk: $0.08
Mortality & Expense Risk Charge [4]	Monthly, on the certificate’s Monthly Calculation Date	Maximum Annual Rate: 1.00% of the certificate’s Variable Account Value	Current Annual Rate: 0.75% of the certificate’s Variable Account Value
Loan Interest Rate Expense Charge [5]	Reduces the interest we credit on the loaned value. We credit the loan interest daily	Maximum: Certificate Year 1-20: 3.00% of loaned amount	Current: Certificate Year 1-20: 1.00% of loaned amount
		Certificate Year 21+: 2.50% of loaned amount	Certificate Year 21+: 0.50% of loaned amount

1	The cost of insurance charge rates may vary by a number of factors, including but not limited to, the Insured’s age, coverage type (mandatory, supplemental, voluntary only), risk classification selected face amount, group rating and portability status. For more information on the cost of insurance charge rates for portable certificates, please refer to “Cost of Insurance Charge” in the “Monthly Charges Against the Account Value” section. If you would like information on the cost of insurance charge rates for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-548-0073. See” Transaction Charges” section in the “Charges and Deductions” section.

2	The maximum cost of insurance rates are based on 150% of the ultimate 2001 Commissioners’ Standard Ordinary (2001 CSO), Age-Last Birthday, Unisex (80% Male) and Composite Table. In all cases, the cost of insurance charge rates reflected in this table are for standard risks.

3	The rates shown for “representative insured” are first year rates for employer paid coverage only (also known as mandatory coverage). Rates for supplemental coverage for the 1st year (for a 45 year old) are $0.11 (Current Amount Deducted) and $0.336 (Maximum Amount Deducted). The rates for voluntary only coverage for the 1st year (for a 45 year old) are $0.12 (Current Amount Deducted) and $0.33 (Maximum Amount Deducted). For Portable Certificates, please refer to “Cost of Insurance Charge” in the “Monthly Charges Against the Account Value” section.

4	The Mortality & Expense Risk charge is deducted proportionately from the then current Account Values in the Divisions. The Cost of Insurance Charges (listed in the table above) and any applicable rider charges (listed in the table below) are deducted from the GPA. If the value in the GPA is less than the charges, the deficiency will be deducted proportionately from the then current Account Values in the Divisions.

5	We charge interest on certificate loans, but we also credit interest on the Account Value we hold as collateral on certificate loans. The Loan Interest Rate Expense Charge represents the difference (cost) between the loan interest rate we charge and the interest credited on loaned amounts.

6

Rider Charges:

This table describes: (1) charges you will pay at the time you exercise a rider and (2) any ongoing charges associated with a rider.

Rider Charge	When Charge is Deducted	Amount Deducted
Accelerated Benefits for Terminal Illness Rider	Upon request for the Accelerated Benefits	Maximum: $250	Current: $0
Overloan Protection Rider	Once, upon activation of the rider	Maximum percentage of Account Value: [1] 3.71%	Minimum percentage of Account Value: [1] 0.33%
Overloan Protection Rider charge for an 80 year old	Once, upon activation of the rider	3.19% of Account Value
Accidental Death Benefit Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum: Rate per $1000 of Rider coverage: $0.025	Minimum: Rate per $1000 of Rider coverage: $0.025
Children’s Level Term Insurance Rider	Monthly, on the certificate’s Monthly Calculation Date	Maximum: $4.50	Current: $4.50
Spouse Level Term Insurance Rider [2]	Monthly, on the certificate’s Monthly Calculation Date	Maximum rate per $1000 of Rider coverage: $1.91	Minimum rate per $1000 of Rider coverage: $0.06
Spouse Level Term Insurance Rider charge for a 45 year old male, non-smoker, in the standard risk classification [3]	Monthly, on the certificate’s Monthly Calculation Date	Rate per $1000 of Rider coverage: $0.11
Waiver of Monthly Charges Rider [4]	Monthly, on the certificate’s Monthly Calculation Date	Maximum rate per $100 of Monthly Deduction: [5] $11.98	Minimum rate per $100 of Monthly Deduction: [5] $4.55
Waiver of Monthly Charges Rider charge for a 45 year old male, non-smoker, in the standard risk classification [3]	Monthly, on the certificate’s Monthly Calculation Date	Rate per $100 of Monthly Charges: [5] $10.29

1	The charge is assessed once at the time the Overloan Protection Rider is activated. The applicable percentage of Account Value varies by Attained Age, 75-99. See “Overloan Protection Rider” section for the applicable percentages.

2	The Spouse Level Term Insurance Rider charges vary based on the individual characteristics of the Insured spouse. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the Spouse Level Term Insurance Rider charges for your particular situation, you can request a personalized illustration from your registered representative or by calling our Administrative Office at 1-800-548-0073.

3	The rates shown for the “representative insured” are first year rates only.

4	The charges for the Waiver on Monthly Charges Rider vary by age. The rider charges may not be representative of the charges that a particular Certificate Owner will pay. If you would like information on the charges for your particular situation for the Waiver of Monthly Charges Rider charges, you can request a personalized illustration from your registered representative, or by calling our Administrative Office at 1-800-548-0073.

5	The certificate’s “Monthly Deduction” is the sum of the following current monthly charges: (a) cost of insurance charge for the base coverage, (b) cost of insurance charge for the supplemental coverage (if applicable), and (c) any applicable rider charges.

Annual Fund Operating Expenses

While you own the certificate, if your assets are invested in any of the Divisions, you will be subject to the fees and expenses charged by the Fund in which that Division invests. The table below shows the minimum and maximum total operating expenses charged by any of the Funds, expressed as a percentage of average net assets, for the year ended December 31, 2017 (before any waivers or reimbursements).1 Current and future expenses may be higher or lower than those shown. More detail concerning each Fund’s fees and expenses that you may periodically be charged during the time that you own the certificate is contained in each Fund prospectus.

Charge	Minimum	Maximum
Total Annual Fund Operating Expenses that are deducted from Fund assets, including management fees, distribution, and/or 12b-1 fees, and other expenses.	0.43%	1.50%

1	The Fund expenses used to prepare this table were provided to us by the Funds. We have not independently verified such information provided to us by Funds that are not affiliated with us.

The information above describes the fees and expenses you pay related to the policy. For information on compensation we may receive from the funds and their advisers and sub-advisers, see “Investment Choices – Compensation We Receive from Funds, Advisers and Sub-Advisers.” For information on compensation we pay to broker-dealers selling the policy, see “Other Information – Distribution.”

7

Index of Special Terms

We have tried to make this prospectus as readable and understandable for you as possible. By the very nature of the certificate, however, certain technical words or terms are unavoidable. We have identified the following as some of these words or terms. The page that is indicated here is where we believe you will find the best explanation for the word or term.

Page
Account Value	19
Administrative Office	1
Attained Age	40
Base Selected Face Amount	11
Beneficiary	11
Case	10
Certificate Anniversary	11
Certificate Date	11
Certificate Debt	25
Certificate Debt Limit	26
Certificate Owner	1, 10
Certificate Year	12
Claims Paying Ability	47
Division	14
Free-Look	4, 11
Fund	14
General Investment Account	18, 48
Good Order	9
Grace Period	20
Group Policy	10
Guaranteed Principal Account (GPA)	4, 18
Insurance Risk	13, 32
Insured	10
Issue Date	11
Minimum Death Benefit	4, 27
Minimum Initial Premium	12
Minimum Premium Amount	12
Modified Endowment Contract (MEC)	5, 13, 41
Monthly Calculation Date	29
Net Investment Experience	19
Net Premium	13
Paid-up Certificate Date	44
Planned Premium	12
Portability Date	33
Portable Certificate	33
Reinstatement Date	21
Separate Account	1, 14
Supplemental Selected Face Amount	11
Surrender Value	25
Total Selected Face Amount	4, 11
Valuation Date	10
Variable Account Value	19
Withdrawal	4, 5
Written Request	9
7-Pay Test	13, 41

8

The Company

In this prospectus, the “Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Direct to Consumer, Institutional Solutions and Workplace Solutions.

MassMutual is organized as a mutual life insurance company. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

General Overview

The certificate is a life insurance contract between you (Certificate Owner) and MassMutual. In exchange for your premium payments, we agree to pay a death benefit to the Beneficiary when the Insured dies while the certificate is in force.

In this prospectus, we refer to the following coverage types:

•	Basic coverage – this refers to coverage that is paid for by the employer or group sponsor.
•	Supplemental coverage – this refers to coverage that is paid for by the Certificate Owner and is issued in addition to basic coverage. Additional underwriting may be required for this coverage.
•	Voluntary coverage – this refers to coverage that is paid for by the Certificate Owner and is issued when no basic coverage is being provided by the employer or group sponsor. Underwriting is required for this coverage.

The certificate provides premium payment and death benefit flexibility. It permits you to vary the frequency and amount of premium payments and to increase or decrease the certificate’s face amount. The certificate also offers you a choice of two death benefit options and you can, within limitations, change your death benefit option. This flexibility allows you to meet changing insurance needs under a single life insurance certificate.

Generally, you are not taxed on certificate earnings until you take money out of the certificate. This is known as tax deferral.

The certificate is called variable life insurance because you can choose to allocate your Net Premium payments among various investment choices. Your choices include the Funds listed in this prospectus and a GPA. Your certificate value and the amount of the death benefit we pay may vary due to a number of factors, including, but not limited to, the investment performance of the Funds you select, the interest we credit on the GPA, and the death benefit option you select. When the Insured dies, if the certificate is in force, we will pay the Beneficiary a death benefit.

From time to time you may want to submit a Written Request for a change of Beneficiary, a transfer, or some other action. A “Written Request” is a written or electronic communication or instruction in Good Order sent by the Certificate Owner to, and received by MassMutual at our Administrative Office. In addition, we may allow the telephone, website, or other electronic media to be used for certain transactions that require Written Requests. Telephone, website or other electronic media may not always be available. Telephone, computer systems and other electronic media can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these additional methods available at our discretion. They may be suspended or discontinued at any time without notice. Not all transaction types can be requested by telephone, website, or other electronic media.

Good Order

An instruction or transaction request that we receive at our Administrative Office generally is considered in “Good Order” if we receive it within the time limits, if any, prescribed in this prospectus for a particular request or transaction. It includes all information necessary for us to execute the request or transaction, and it is signed by you or authorized persons to provide instruction to engage in the request or transaction. A request or transaction may be rejected or delayed if not in Good Order. Good Order generally means the actual receipt by our Administrative Office of the instructions related to the request or transaction in writing (or, when permitted, by telephone or website) along with all forms, information and supporting legal documentation we require to effect the request or transaction. This information generally includes to the extent applicable: the completed application or instruction form; your certificate number; the transaction amount (in dollars or percentage terms); the names and allocations to and/or from the Divisions affected by the request or transaction; the signatures of all Certificate Owners; if necessary, Social Security Number or Tax Identification Number if applicable; tax certification; and any other information or supporting documentation we may require including consents, certifications and guarantees. Instructions must be complete and sufficiently clear so that we do not need to exercise any discretion to follow such instructions. We will not accept instructions that require additional requirements or burdens not provided for within the certificate. With respect to

9

premium payments, Good Order also generally includes receipt by us of sufficient funds to affect the purchase. We may in our sole discretion, determine whether any particular request or transaction is in Good Order, and we reserve the right to change or waive any Good Order requirements at any time. If you have any questions you may contact our Administrative Office before submitting the form or request.

All financial transactions (including premium payments, surrenders, withdrawals, loan related transactions, and transfers) received in Good Order will be effective on a Valuation Date. A “Valuation Date” is any day on which the net asset value of the units of each Division is determined. Generally, this will be any date on which the New York Stock Exchange (NYSE), or its successor, is open for trading. Our Valuation Date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time. Any financial transaction request (including telephone, fax, and website requests) received after the close of the NYSE is processed as of the next Valuation Date. Under certain circumstances we may defer payment of certain financial transactions. See the “When We Pay Death Benefit Proceeds” and the “Other Certificate Rights and Limitations” sections. Valuation Dates do not include days when the NYSE is not open for trading, which generally includes weekends and major U.S. holidays.

Availability

The certificates are only available to individuals who are members of a group where the group sponsor such as an employer, sponsoring organization or trust is the owner of a group policy (Group Policy) issued by MassMutual. We refer to a group of certificates issued to individuals with a common employment or other non-insurance motivated relationship as a case (Case). We aggregate each individual in a Case for purposes of determining:

•	Issue Dates;
•	Certificate Dates; and
•	underwriting classification.

The Group Policy specifies the rights and privileges of the employer or group sponsor. The certificate is evidence of coverage under the Group Policy, and you may exercise all rights and privileges under the certificate through the employer or group sponsor. After termination of the employment or other relationship or if the employer is no longer sponsoring the program, you may exercise all rights and privileges directly with us.

In connection with the offering and sale of the certificate, we reserve the right to reject any purchase application.

Certificate Owner, Insured, Beneficiary

Certificate Owner

The Certificate Owner is the person who will generally make the choices that determine how the certificate operates while it is in force. You name the Certificate Owner in the application. However, the Certificate Owner may be changed while the certificate is in force; therefore, the Certificate Owner is the person we have listed as such in our records. Generally, the change of Certificate Owner will take effect as of the date the Written Request is signed. You may not change Certificate Owners without our approval. We will refuse or accept any requested change of Certificate Owner on a non-discriminatory basis. Please refer to your certificate. Each change will be subject to any payment we made or other action we took before receiving the Written Request. When we use the terms “you” or “your” in this prospectus, we are referring to the Certificate Owner.

The sale of your certificate to an unrelated investor, sometimes called a viatical or a life settlement, typically has transaction costs that may reduce the value of the settlement. Discuss the benefits and risks of selling your life insurance certificate with your registered representative and estate planner before you enter into a life settlement. Such a sale may also have adverse tax consequences. Refer to “Sales to Third Parties” in the “Federal Income Tax Considerations” section for more information.

Insured

The Insured is the person on whose life the certificate is issued. The Insured is named in the application for the certificate. The Certificate Owner must have an insurable interest in the life of the Insured in order for the certificate to be valid under state law and for the certificate to be considered life insurance for income tax purposes. If the certificate does not comply with the insurable interest requirements of the issue state at the time of issue, the certificate may be deemed void from the beginning. As a result, the certificate would not provide the intended benefits. It is the responsibility of the Certificate Owner to determine whether proper insurable interest exists at the time of certificate issuance. Generally, we will not issue a certificate for an Insured who is more than 80 years old.

10

Beneficiary

The Beneficiary is the person you name in the application to receive any death benefit. You may name different classes of Beneficiaries, such as primary and secondary. These classes will set the order of payment. There may be more than one Beneficiary in a class.

Unless an irrevocable Beneficiary has been named, you can change the Beneficiary at any time before the Insured dies by sending a Written Request to our Administrative Office. If an irrevocable Beneficiary has been named, the Certificate Owner must have their consent to change the Beneficiary. Generally, the change will take effect as of the date your Written Request is signed. Each change will be subject to any payment we made or other action we took before receiving the Written Request.

If no Beneficiary is living or in existence when the Insured dies, we will pay you the death benefit unless the certificate states otherwise. If you are deceased, the death benefit will be paid to your estate.

Purchasing a Certificate

Purchasing a Certificate

To apply for a certificate you must send us a completed application. The Certificate Owner selects, within our limits, the certificate’s Total Selected Face Amount. The Total Selected Face Amount is a combination of the Base Selected Face Amount and any Supplemental Selected Face Amount and is used to determine the amount of insurance coverage the certificate provides while it is in force. The minimum Base Selected Face Amount of a certificate is currently $50,000. The available Supplemental Selected Face Amount choices are based on a non-discriminatory plan design that is agreed to by us and the group sponsor and are typically based on either a multiple of each employee’s compensation or flat coverage amounts based upon the employee’s job classification.

The available coverage amounts will be provided to you at the time of application.

The Base Selected Face Amount and the Supplemental Selected Face Amount on the Certificate Date are listed on the certificate specifications pages of your certificate. The Certificate Date is the date used as the starting point for determining Certificate Anniversary dates, Certificate Years and Monthly Calculation Dates. Your Certificate Anniversary is the anniversary of the Certificate Date.

We determine whether to accept or reject the application for the certificate. The date we actually issue the certificate is called the issue date (Issue Date). Coverage under the certificate becomes effective on the certificate’s Issue Date.

Your Right to Return the Certificate

You have the right to examine your certificate. If you change your mind about owning it, generally, you may cancel it within ten calendar days of receiving it (Free-Look). If you cancel the certificate within the Free-Look period, we will issue you a refund.

The refund will equal any premium paid for this certificate plus interest credited to this certificate under the GPA to the date this certificate is received by us.

During the Free-Look period, your Net Premium is held in the GPA.

To cancel the certificate, return it to us at our Administrative Office.

Premiums

Premium Payments

There are three premium concepts under the certificate:

•	Minimum Initial Premium

11

•	Planned Premium
•	Minimum Premium Amount

Minimum Initial Premium.  You or the group sponsor must pay the Minimum Initial Premium and submit the application and all other required forms in Good Order to our Administrative Office before we will issue your certificate. The Minimum Initial Premium varies by the age of the Insured and the Base Selected Face Amount and can be paid in one lump sum or throughout the first Certificate Year via payroll deduction or by the Pre-Authorized Check (PAC) Premium Payment Service (described below). The certificate year (Certificate Year) is the 12 month period beginning with the Certificate Date, and each successive 12 month period thereafter. Your Minimum Initial Premium is specified in your certificate specifications pages.

Planned Premium.  The frequency of premium payments is selected by your employer and can be one month, one calendar quarter, a six month period, or one year. You and your employer decide the amount of premiums you intend to pay. We call the intended premium amount a “Planned Premium.”

The Planned Premium for your certificate may be subject to minimum and maximum amounts depending on:

•	the Total Selected Face Amount of your certificate;
•	the Insured’s age; and
•	the employer group.

The Planned Premium frequency selected by the employer forms the basis for the billing cycle for your certificate. If the employer selects a monthly frequency, then we will send your employer a monthly Planned Premium invoice for your certificate. If the employer selects a yearly frequency, then we will send your employer an annual Planned Premium invoice. The employer may change the Planned Premium frequency at any time by Written Request to us.

If you become disassociated from your employer or if your employer no longer sponsors the program, you may elect to continue the certificate on your own. If you choose to continue the certificate, you will become vested in all certificate rights previously held by your employer, including the right to change the frequency of Planned Premium payments to any mode but monthly, unless you select the PAC Premium Payment Service (described below).

There is no penalty if the employer does not pay the Planned Premium; however, if the employer does not pay the Planned Premium by the premium notice due date, we will deduct that amount from your Account Value. Payment of the Planned Premium does not guarantee coverage for any period of time. Even if the employer pays Planned Premiums, the certificate terminates if the Account Value less any Certificate Debt becomes insufficient to pay monthly charges and the Grace Period expires without sufficient payment. (Please refer to “Certificate Termination and Reinstatement” in the “Certificate Value” section.)

Minimum Premium Amount.  The Minimum Premium Amount is an estimate of the premium sufficient to pay the monthly charges (other than the Mortality and Expense Risk charge) until the next Planned Premium due date.

We base the Minimum Premium Amount for a certificate on:

•	cost of insurance charges;
•	the premium load charge; and
•	any applicable rider charges.

Pre-Authorized Check (PAC) Premium Payment Service.  You may elect to pay premiums by pre-authorized check. If you elect this service, we will automatically deduct premium payments from a bank account you designate. We will not send a bill for these automatic payments. You may commence the pre-authorized check service at any time, unless your certificate has entered its Grace Period (see “Certificate Termination and Reinstatement” in the “Certificate Value” section for more information). You can discontinue this service by contacting our Administrative Office.

We must receive notification of account changes at our Administrative Office prior to ten days before the next draft. Withdrawals from your bank account will be made on the designated draft date. We may discontinue the pre-authorized check service and automatically switch you to quarterly payments if:

1.	your certificate has insufficient value to cover the monthly charges due and your Planned Premium is below the current monthly deductions; or
2.	we are unable to obtain the premium payment from your bank account.

12

Premium Flexibility

While your certificate is in force, you may pay premiums at any time before the death of the Insured subject to certain restrictions. Except for the Minimum Initial Premium, so long as you have sufficient Account Value to keep the certificate in force, there are no required premium payments under the certificate.

We have the right to refund a premium paid in any year if it will increase the Insurance Risk under the certificate. The Insurance Risk is the difference between the death benefit payable and the Account Value of your certificate. Premium payments must be sent in Good Order to our Administrative Office.

This certificate is intended to qualify under Section 7702 of the IRC as a “life insurance contract” for federal tax purposes under either the Cash Value Accumulation Test or Guideline Premium Test as chosen by the group policy owner. To maintain its status as a “life insurance contract” we will monitor the certificate for compliance with the limits established by the IRC. In any Certificate Year, we reserve the right to take any action we deem necessary to maintain the status of the certificate, including the right to refuse or refund premium or distribute a portion of your Account Value.

In some cases, applying a subsequent premium payment in a Certificate Year could result in your certificate becoming a MEC. In general, a MEC is a life insurance contract that fails to meet a “7-pay test.” Under the 7-pay test, if the amount of premiums paid under the life insurance contract at any time during the first seven contract years exceeds the sum of the net level premiums that would have been paid if the contract provided paid-up future benefits after the payment of seven level annual payments, the contract is deemed a MEC. If a certificate is a MEC under federal tax law, loans, Withdrawals, and other amounts distributed under the certificate are taxable to the extent of any income accumulated in the certificate. See the “Modified Endowment Contracts” section for more information. We will not credit any amount of premium to your certificate that will exceed MEC limits unless we have written authorization from the Certificate Owner to allow MEC status.

Additionally, we will follow these procedures:

•	If we receive a subsequent premium payment that would cause the certificate to become a MEC, the premium payment will be considered not in Good Order. We will credit only that part of the premium payment to the certificate that will not cause the certificate to become a MEC. We will return the remaining portion of the payment to the premium payer.
•	In addition, the payment frequency may be changed to annual to prevent subsequent premium bills from being produced prior to the next certificate anniversary date.

These procedures may not apply if there has been a material change to your certificate that impacts the 7-Pay Test, because the start of the 7-pay year may no longer coincide with your Certificate Anniversary. Please refer to the “Federal Income Tax Considerations” section.

How and When Your Premium is Allocated

You choose the percentages of your Net Premiums to be allocated to the Divisions and/or the GPA. Net Premium is equal to premium paid less the premium load charge. You may choose any percentages (in whole numbers) as long as the total is 100%. You may allocate Net Premiums to a maximum of 25 Divisions and the GPA at any time. However, we reserve the right to limit the number of Divisions to which you can allocate your premiums if the limitation is necessary to protect your certificate status as life insurance under federal tax law.

You may change your Net Premium allocation at any time by sending a Net Premium allocation request form to us at our Administrative Office. You may also change your Net Premium allocation by telephone or fax transmission, subject to certain restrictions. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations.

A request to change your Net Premium allocation will become effective on the Valuation Date we receive your request, in Good Order, at our Administrative Office. If we receive your request in Good Order on a non-Valuation Date or after the end of a Valuation Date, the change will become effective on the next Valuation Date.

You may maintain Account Value in a total of 25 Divisions and the GPA at any one time. If you would like to allocate Net Premiums or transfer Account Value to additional Divisions, you must first transfer all Account Value from one or more of the existing Divisions to ensure that the limit of 25 is not exceeded.

13

During the Free-Look period, we will apply the initial Net Premium we receive to the GPA. At the end of the Free-Look period, we will apply an amount equal to the Minimum Premium Amount to the GPA. Any excess will be allocated to the GPA and/or the Divisions according to your instructions and subject to our current allocation rules.

For all subsequent premium payments, an amount equal to the Minimum Premium Amount due will be allocated to the GPA. Amounts in excess of the Minimum Premium Amount due will be allocated in accordance with your instructions, subject to our current allocation rules.

If a payment is refused by your bank after we have applied the premium payment to your certificate, the transaction will be deemed void and your payment will be reversed.

Investment Choices

The Separate Account

The part of your premium that you invest in the Divisions is held in an account that is separate from the general assets of the Company. This account is called the Massachusetts Mutual Variable Life Separate Account I. In this prospectus we will refer to it simply as the separate account (Separate Account). The Company owns the assets in the Separate Account.

We established the Separate Account on July 13, 1988, according to the laws of the Commonwealth of Massachusetts. We registered it with the SEC as a unit investment trust under the Investment Company Act of 1940 (1940 Act).

The Separate Account exists to keep your life insurance assets separate from our other Company assets. As such, any income, gains, or losses credited to, or charged against, the Separate Account reflect only the Separate Account’s own investment experience. At no time will the Separate Account reflect the investment experience of the Company’s other assets.

We may not use the assets in the Separate Account to pay any liabilities of the Company other than those arising from the certificates. We may, however, transfer to our General Investment Account any assets that exceed anticipated obligations of the Separate Account. We are required to pay, from our general assets, if necessary, all amounts promised under the certificates. In the event that the assets in the Separate Account exceed the liabilities, the Company may only withdraw seed capital and earned fees and charges.

We have established a segment within the Separate Account to receive and invest premium payments for the certificates.

Currently, we have established more than 40 Divisions within the certificates’ designated segment. Each Division purchases shares in a corresponding Fund. Certificate Owners do not invest directly into the Funds. Instead, they invest in the Divisions. The Separate Account owns the Fund shares. The Funds are listed in the next section.

Some of the Funds offered are similar to mutual funds offered in the retail marketplace. They may have the same investment objectives and portfolio managers as the retail funds. The Funds offered in the certificate, however, are set up exclusively for variable annuity and variable life insurance products. Their shares are not offered for sale to the general public, and their performance results will differ from the performance of the retail funds.

We have the right to make certain changes to the Separate Account as described in the “Reservation of Company Rights to Change the Certificate or Separate Account” section.

Funds

We do not recommend or endorse any particular Fund and we do not provide investment advice. You are responsible for choosing the Funds, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance. Since investment risk is borne by you, decisions regarding investment allocations should be carefully considered. In making your investment selections, we encourage you to thoroughly investigate all of the information regarding the Funds that is available to you, including each Fund’s prospectus, statement of additional information, and annual and semiannual reports. After you select Funds for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your Certificate Account Value resulting from the performance of the Funds you have chosen.

14

Following is a table listing the Funds in which the Divisions invest, information on each Fund’s adviser and sub-adviser, if applicable, as well as the type of Fund being offered. More detailed information concerning the Funds and their investment objectives, strategies, policies, risks and expenses is contained in each Fund’s prospectus. You should read the information contained in the Fund prospectuses carefully. Each year while you own the certificate, we will send you the current Fund prospectuses and/or summary prospectuses. You may also visit our website (www.massmutual.com) to access this prospectus, the current Fund prospectuses and summary prospectuses, or contact our Administrative Office to request copies. There can be no assurance that any of the Funds will achieve its stated objective(s). For example, during extended periods of low interest rates, and partly as a result of insurance charges, the yield on the money market investment fund may become extremely low and possibly negative.

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Asset Allocation
	MML Aggressive Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML American Funds Core Allocation Fund (Service Class I) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Balanced Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Conservative Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Growth Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Moderate Allocation Fund (Initial Class) [1]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
Money Market
	MML U.S. Government Money Market Fund (Initial Class) [2]	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Fixed Income
	MML Dynamic Bond Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: DoubleLine Capital LP
	MML High Yield Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Inflation-Protected and Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Managed Bond Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Short-Duration Bond Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
	MML Total Return Bond Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Metropolitan West Asset Management, LLC
	Oppenheimer Global Strategic Income Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.

15

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Balanced
	MML Blend Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barings LLC
Large Cap Value
	MML Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Advisers: OppenheimerFunds, Inc. and Brandywine Global Investment Management, LLC
	MML Equity Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Value Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP
	MML Income & Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Barrow, Hanley, Mewhinney & Strauss, LLC
Large Cap Blend
	Fidelity® VIP Contrafund® Portfolio (Service Class)	Adviser: Fidelity Management & Research Company Sub-Adviser: FMR Co., Inc.
	MML Focused Equity Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company LLP
	MML Growth & Income Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	Oppenheimer Main Street Fund®/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Large Cap Growth
	MML American Funds® Growth Fund (Service Class I) [3]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Blue Chip Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Fundamental Growth Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP
	MML Large Cap Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Loomis, Sayles & Company, L.P.
Small/Mid Cap Value
	MML Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: American Century Investment Management, Inc.
	MML Small/Mid Cap Value Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: AllianceBernstein L.P.
	MML Small Company Value Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
Small/Mid Cap Blend
	MML Small Cap Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.

16

Type of Fund	Investment Funds in Which the Divisions Purchase Shares	Investment Fund’s Adviser and Sub-Adviser
Small/Mid Cap Growth
	MML Mid Cap Growth Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: T. Rowe Price Associates, Inc.
	MML Small Cap Growth Equity Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Wellington Management Company, LLP
	Oppenheimer Discovery Mid Cap Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
International/Global
	MML American Funds® International Fund (Service Class I) [3]	Adviser: MML Investment Advisers, LLC Sub-Adviser: N/A
	MML Foreign Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Templeton Investment Counsel, LLC
	MML Global Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Massachusetts Financial Services Company
	MML International Equity Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Harris Associates L.P.
	MML Strategic Emerging Markets Fund (Class II)	Adviser: MML Investment Advisers, LLC Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer Global Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
	Oppenheimer International Growth Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Adviser: OppenheimerFunds, Inc.
Specialty
	Ivy VIP Asset Strategy (Class II)	Adviser: Ivy Investment Management Company Sub-Adviser: N/A
	MML Managed Volatility Fund (Initial Class)	Adviser: MML Investment Advisers, LLC Sub-Adviser: Gateway Investment Advisers, LLC
	Oppenheimer Global Multi-Alternatives Fund/VA (Non-Service)	Adviser: OFI Global Asset Management, Inc. Sub-Advisers: OppenheimerFunds, Inc. / Barings LLC / OFI SteelPath, Inc.

1	These are fund-of-funds investment choices. They are known as fund-of-funds because they invest in other underlying funds. A fund offered in a fund-of funds structure may have higher expenses than a direct investment in the underlying funds because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying funds in which it invests.

2	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. The yield of this Fund may become very low during periods of low interest rates. After deduction of Separate Account charges, the yield in the Division that invests in this Fund could be negative.

3	The fund is a “feeder “ fund, meaning that it does not buy investment securities directly, but instead invests in shares of a corresponding “master” fund, which in turn purchases investment securities. A fund offered in a master-feeder structure may have higher expenses than those of a fund which invests directly in securities because the ‘‘feeder” fund bears its own expenses in addition to those of the “master” fund. You should read the fund prospectuses for more information about this ‘‘feeder” fund.

Addition, Removal, Closure, or Substitution of Funds.  We do not guarantee that each Fund will always be available for investment through the certificate. We have the right to change the Funds offered through the certificate, but only as permitted by law. If the law requires, we will also get your approval and the approval of any appropriate regulatory authorities. Changes may only impact certain Certificate Owners. Examples of possible changes include: adding new funds or fund classes, removing

17

existing Funds or Fund classes, closing existing Funds or Fund classes, or substituting a Fund with a different fund. New or substitute funds may have different fees and expenses. We will not add, remove, close, or substitute any shares attributable to your interest in a Division without notice to you and prior approval of the SEC. We reserve the right to transfer Separate Account assets to another separate account that we determine to be associated with the class of policies to which your certificate belongs. Our right to transfer Separate Account assets is subject to obtaining Certificate Owners’ and regulatory approvals.

Conflicts of Interest.  The funds available with this certificate may also be available to registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Separate Account and other separate accounts of MassMutual. Although we do not anticipate any disadvantages to this, it is possible that a material conflict may arise between the interests of the Separate Account and one or more of the other separate accounts participating in the funds. A conflict may occur, for example, as a result of a change in law affecting the operations of variable life and variable annuity separate accounts, differences in the voting instructions of the owners and payees and those of other insurance companies, or some other reason. In the event of a conflict of interest, we will take steps necessary to protect owners and payees, including withdrawing the Separate Account from participation in the funds involved in the conflict or substituting shares of other funds.

Compensation We Receive from Funds, Advisers and Sub-Advisers

Compensation We Receive from Funds.  We and certain of our affiliates receive compensation from certain Funds pursuant to Rule 12b-1 under the 1940 Act. This compensation is paid out of a Fund’s assets and may be as much as 0.25% of the average net assets of a Fund that are attributable to the variable annuity and variable life insurance products issued by us and our affiliates that offer the particular Fund (MassMutual’s variable contracts). An investment in a Fund with a 12b-1 fee will increase the cost of your investment in this certificate.

Compensation We Receive from Advisers and Sub-Advisers.  We and certain of our insurance affiliates also receive compensation from the advisers and sub-advisers to some of the Funds. We may use this compensation to pay expenses that we incur in promoting, issuing, distributing and administering the certificate, and providing services on behalf of the Funds in our role as intermediary to the Funds. The amount of this compensation is determined by multiplying a specified annual percentage rate by the average net assets held in that Fund that are attributable to MassMutual’s variable contracts. These percentage rates differ, but currently do not exceed 0.25%. Some advisers and sub-advisers pay us more than others; some advisers and sub-advisers do not pay us any such compensation.

The compensation may not be reflected in a Fund’s expenses because this compensation may not be paid directly out of a Fund’s assets. These payments also may be derived, in whole or in part, from the advisory fee deducted from Fund assets. Certificate Owners, through their indirect investment in the Funds, bear the costs of these advisory fees (see the Funds’ prospectuses for more information).

In addition, we may receive fixed dollar payments from the advisers and sub-advisers to certain Funds so that the adviser and sub-adviser can participate in sales meetings conducted by MassMutual. Attending such meetings provides advisers and sub-advisers with opportunities to discuss and promote their Funds.

For a list of the Funds whose advisers currently pay such compensation, visit

https://www.massmutual.com/privacy-policy/compensation-arrangements or call our Administrative Office at the number shown on page 1 of this prospectus.

Compensation and Fund Selection.  When selecting the Funds that will be available with MassMutual’s variable contracts, we consider each Fund’s investment strategy, asset class, manager’s reputation, and performance. We also consider the amount of compensation that we receive from the Funds, their advisers, sub-advisers, or their distributors. The compensation that we receive may be significant and we may profit from this compensation. Additionally, we offer certain Funds through the certificate at least in part because they are managed by an affiliate.

The Guaranteed Principal Account

In addition to the Divisions, you may allocate Net Premium or transfer Account Value to the GPA. Amounts you allocate or transfer to the GPA become part of MassMutual’s General Investment Account assets, which supports life insurance and annuity obligations. Subject to applicable law, the Company has sole discretion over the assets in its General Investment Account.

18

The General Investment Account has not been registered under the Securities Act of 1933 (1933 Act) or the 1940 Act because of exemptive and exclusionary provisions. Accordingly, neither the General Investment Account nor any interests therein are generally subject to the provisions of the 1933 Act or the 1940 Act. Disclosures regarding the GPA or the General Investment Account, however, are subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus. For more information about our General Investment Account, see the “Our Ability to Make Payments Under the Certificate” section.

You do not share in the investment experience of those assets. Rather, we guarantee that amounts allocated to the GPA, in excess of any Certificate Debt, will earn interest at a minimum rate of 1% per year. We may credit a higher rate of interest at our discretion. The interest rate is declared monthly and becomes effective on your certificate’s Monthly Calculation Date. You bear the risk that no higher rates of interest will be credited.

For amounts in the GPA equal to any Certificate Debt, the guaranteed minimum interest rate per year is the greater of:

a.	1%, or
b.	the certificate loan rate less the maximum loan interest rate expense charge.

For more information about our General Investment Account, refer to the “Our Ability to Make Payments Under the Certificate” section.

Certificate Value

How the Value of Your Certificate is Calculated

The value of your certificate is called its Account Value. The Account Value has two components:

1.	the Variable Account Value, and
2.	the GPA value.

We will calculate your Account Value on each Valuation Date. Initially, this value equals the net amount of the initial premium paid under the certificate. This amount is applied to the GPA until the expiration of the Free-Look period. After the Free-Look period, we will apply an amount equal to the Minimum Premium Amount to the GPA. Any excess amounts are then allocated among the Divisions and/or the GPA according to your instructions, subject to applicable restrictions.

Variable Account Value.  Transactions in your Divisions are all reflected through the purchase and sale of “accumulation units.” For instance, before we invest your Net Premium in a Division, we convert your Net Premium into accumulation units and then purchase an appropriate number of shares in the designated Fund.

The Variable Account Value (Variable Account Value) is the sum of your values in each of the Divisions. It reflects:

•	Net Premiums allocated to the Separate Account;
•	transfers to the Separate Account from the GPA;
•	transfers and Withdrawals from the Separate Account;
•	fees and charges deducted from the Separate Account; and
•	the Net Investment Experience of the Separate Account.

Net Investment Experience

The Net Investment Experience of the Variable Account Value is reflected in the value of the accumulation units.

Every Valuation Date we determine the value of an accumulation unit for each of the Divisions. Changes in the accumulation unit value reflect the investment performance of the Fund as well as Fund expenses.

The value of an accumulation unit may go up or down from Valuation Date to Valuation Date.

When you make a premium payment, we credit your certificate with accumulation units. We determine the number of accumulation units to credit by dividing the amount of the Net Premium allocated to a Division by the value of the accumulation unit for that Division. When you make a Withdrawal, we deduct accumulation units representing the Withdrawal amount from your certificate. We deduct accumulation units for insurance and other certificate charges.

19

We calculate the value of an accumulation unit for each Division at the end of each Valuation Date. Any change in the accumulation unit value will be reflected in your certificate’s Account Value.

Guaranteed Principal Account Value.  The GPA value is the accumulation of:

•	Net Premiums allocated to the GPA; plus
•	amounts transferred into the GPA from the Separate Account; plus
•	interest credited to the GPA; minus
•	amounts transferred and withdrawn from the GPA; and minus
•	monthly charges deducted from the GPA.

Interest on the Guaranteed Principal Account

The GPA value earns interest at an effective annual rate, credited daily.

For the part of the GPA value equal to any Certificate Debt, the daily rate we use is the daily equivalent of the greater of:

•	the annual credited loan interest rate minus the loan interest rate expense charge; or
•	1%.

For the part of the GPA value in excess of any Certificate Debt, the daily rate we use is the daily equivalent of the greater of:

•	the current interest rate we declare; or
•	the guaranteed interest rate of 1%.

The current interest rate may change as often as monthly and becomes effective on your certificate’s Monthly Calculation Date.

Certificate Termination and Reinstatement

The certificate will terminate upon the occurrence of any of the following events:

•	the Insured dies;
•	the certificate has been fully surrendered for its Surrender Value;
•	the Certificate Debt Limit is reached; or
•	the Grace Period ends and we have not received the amount of premium necessary to keep the certificate inforce.

The certificate will not terminate simply because you do not make premium payments. In addition, making premium payments will not guarantee that the certificate will remain in force (for example, if the investment experience of the Funds has been unfavorable, your Surrender Value may decrease even if you make periodic premium payments). If the certificate does terminate, you may be permitted to reinstate it.

Certificate termination could have adverse tax consequences for you. If the certificate is reinstated, any adverse tax consequences that resulted from the certificate termination cannot be reversed. To avoid certificate termination and potential tax consequences in these situations, you may need to make substantial premium payments or loan repayments to keep your certificate in force. For more information on the effect of certificate termination, refer to the “Federal Income Tax Considerations” section.

Certificate Termination.  We will not terminate your certificate for failure to pay premiums. However, if on a Monthly Calculation Date, the Account Value less any Certificate Debt is insufficient to cover the total monthly deduction, your certificate will enter a Grace Period.

Grace Period.  Before your certificate terminates, we allow a Grace Period during which you can pay the amount of premium needed to avoid certificate termination. We will mail to you and any assignee a notice informing you and any assignee of the start of the Grace Period and the amount of premium needed to avoid termination of the certificate.

The Grace Period begins on the date the monthly charges are due. It ends on the later of:

a.	61 calendar days after the date the Grace Period begins, or
b.	31 calendar days after the date we mail you and any assignee written notice at the last known address shown in our records.

20

During the Grace Period, the certificate will stay in force; however, certificate transactions (as described below) cannot be processed. If the Insured dies during this period and the necessary premium has not been paid, we will pay the death benefit proceeds, reduced by the amount of the unpaid monthly charges.

If we do not receive the required payment by the end of the Grace Period, the certificate will terminate without value.

Reinstatement.  For a period of three years after termination of the certificate, or longer if required by state law, you may be able to reinstate the certificate during the Insured’s lifetime. We will not reinstate the certificate if it has been surrendered for its Surrender Value. Before we reinstate the certificate, we must receive:

1.	A completed application to reinstate on our administrative form;
2.	Evidence of insurability satisfactory to us;
3.	A premium payment that will produce an Account Value equal to three times the monthly charges due on the Monthly Calculation Date on or next following the date of reinstatement approval; and
4.	If applicable, a signed acknowledgement that the certificate will become a MEC.

If you reinstate your certificate, the Total Selected Face Amount will be the same as it was when the certificate terminated. The certificate will be reinstated on the Monthly Calculation Date that is on, or next follows, the date we approve your application (Reinstatement Date). We will assess monthly charges due to us upon reinstatement of the certificate as of the Reinstatement Date. Your Account Value at reinstatement will be the premium paid at that time, reduced by any applicable premium load charge, and any monthly charges then due.

If you reinstate your certificate, it may become a MEC under current federal law. Please consult your tax adviser. More information on MECs is included in the “Federal Income Tax Considerations” section.

Reinstatement will not reverse any adverse tax consequences caused by certificate termination unless reinstatement occurs within 90 calendar days of the end of the Grace Period. In no situation, however, can adverse tax consequences resulting from lapse with Certificate Debt be reversed.

Certificate Transactions

While your certificate is in force, you may generally transfer Account Value among the Divisions and to or from the GPA. You may also borrow against, make Withdrawals from, or surrender the certificate. However, these transactions, which are discussed more fully below, cannot be processed during a Grace Period. You must pay any premium due before subsequent financial transaction requests can be processed.

All Written Requests for a certificate transaction must be submitted in Good Order to our Administrative Office. In addition to Written Requests, we may allow, for certain transactions, requests by telephone, website, or fax. Please note that telephone, fax, or website transactions may not always be available. Telephone, computer systems, and faxes can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. We may make these alternative methods available at our discretion. To help protect against unauthorized or fraudulent instructions, we will take reasonable steps to confirm that instructions given to us are genuine. We may record all telephone conversations. We reserve the right to suspend or discontinue telephone, website, and/or fax privileges at any time without notice.

Transfers

You may transfer all or part of a Division’s Account Value to any other Division or the GPA. Transfers are effective on the Valuation Date we receive your Written Request. If we receive your Written Request on a non-Valuation Date or after the end of a Valuation Date, your transfer request will be effective on the next Valuation Date.

You can make transfers by Written Request, by calling our Administrative Office or via our website. In your transfer request, you must indicate the dollar amount or the percentage (in whole numbers) you wish to transfer.

Generally, there is no limit on the number of transfers that you may make among the Divisions. However, as discussed more fully in the section below, we may terminate, limit, or modify your ability to make such transfers due to frequent trading or market timing activity. We currently do not charge a fee for transfers. We do, however, reserve the right to charge a fee for

21

transfers if there are more than 12 transfers in a Certificate Year. This fee will not exceed $10 per transfer. We will consider all transfers made on one Valuation Date to be one transfer.

You may maintain Account Value in a maximum of 25 Divisions and the GPA at any one time. If you would like to allocate Net Premiums or transfer Account Value to additional Divisions, you must first transfer all Account Value from one or more of the existing Divisions to ensure that the limit of 25 is not exceeded.

You may transfer Account Value from the Separate Account to the GPA at any time without incurring a fee. You may only transfer Account Value from the GPA to the Separate Account once per Certificate Year. This transfer may not exceed 25% of the GPA value (less any Certificate Debt) at the time of your transfer.

There is one exception to this rule. If:

•	you have transferred 25% of the GPA value (less any Certificate Debt) in each of the previous three Certificate Years, and
•	you have not allocated premium payments or made transfers to the GPA during any of the previous three Certificate Years, except as a result of a certificate loan, then you may transfer the remainder of the GPA value (less any Certificate Debt) out of the GPA in the succeeding Certificate Year.

Limits on Frequent Trading and Market Timing Activity

This certificate and its investment choices are not designed to serve as vehicles for what we have determined to be frequent trading or market timing trading activity. We consider these activities to be abusive trading practices that can disrupt the management of a Fund in the following ways:

•	by requiring the Fund to keep more of its assets liquid rather than investing them for long-term growth, resulting in lost investment opportunity; and
•	by causing unplanned portfolio turnover.

These disruptions, in turn, can result in increased expenses and can have an adverse effect on Fund performance that could impact all Certificate Owners and Beneficiaries under the certificate, including long-term Certificate Owners who do not engage in these activities. Therefore, we discourage frequent trading and market timing trading activity and will not accommodate frequent transfers among the Divisions. Organizations and individuals that intend to trade frequently and/or use market timing investment strategies should not purchase this certificate. We have adopted policies and procedures to help us identify those individuals or entities that we determine may be engaging in frequent trading and/or market timing trading activities. We monitor trading activity to uniformly enforce those procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Our ability to detect frequent trading or market timing may be limited by operational or technological systems, as well as by our ability to predict strategies employed by Certificate Owners (or those acting on their behalf) to avoid detection. Therefore, despite our efforts to prevent frequent trading and the market timing of Funds among the Divisions, there can be no assurance that we will be able to identify all those who trade frequently or those who employ a market timing strategy (or any intermediaries acting on behalf of such persons), and curtail their trading in every instance. Moreover, our ability to discourage and restrict frequent trading or market timing may be limited by decisions of state regulatory bodies and court orders that we cannot predict. In addition, some of the Funds are available with variable products issued by other insurance companies. We do not know the effectiveness of the policies and procedures used by these other insurance companies to detect frequent trading and/or market timing. As a result of these factors, the Funds may reflect lower performance and higher expenses across all variable contracts as a result of undetected abusive trading practices. If we, or the investment adviser to any of the Funds available with this certificate, determine that a Certificate Owner’s transfer patterns reflect frequent trading or employment of a market timing strategy, we will allow the Certificate Owner to submit transfer requests by regular mail only. We will not accept the Certificate Owner’s transfer request if submitted by overnight mail, fax, the telephone, our website, or any other type of electronic medium. Additionally, we may reject any single trade that we determine to be abusive or harmful to the Fund.

Orders for the purchase of Fund shares may be subject to acceptance by the Fund. Therefore, we reserve the right to reject, without prior notice, any Fund transfer request if the investment in the Fund is not accepted for any reason. In addition, Funds may assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period. The prospectuses for the Funds describe the Funds’ frequent trading or market timing policies and procedures, which may be more or less restrictive than the policies and procedures we have adopted. We have entered into a written agreement, as required by

22

SEC regulation, with each Fund or its principal underwriter that obligates us to provide to the Fund promptly upon request certain information about the trading activity of individual Certificate Owners, and to execute instructions from the Fund to restrict or prohibit further purchases or transfers by specific Certificate Owners who violate the frequent trading or market timing policies established by the Fund. Certificate Owners and other persons with interests in the policies should be aware that the purchase and redemption orders received by the Funds generally are “omnibus” orders from intermediaries, such as retirement plans or separate accounts funding variable insurance contracts. The omnibus orders reflect the aggregation and netting of multiple orders from individual owners of variable contracts and/or individual retirement plan participants. The omnibus nature of these orders may limit the Funds in their ability to apply their frequent trading or market timing policies and procedures. It may also require us to restrict or prohibit further purchases or transfers as requested by a Fund on all policies owned by a Certificate Owner whose trading activity under one variable contract has violated a Fund’s frequent trading or market timing policy. If a Fund believes that an omnibus order reflects one or more transfer requests from Certificate Owners engaged in frequent trading or market timing activity, the Fund may reject the entire omnibus order.

We will notify you in writing if we reject a transfer or if we implement a restriction due to frequent trading or the use of market timing investment strategies. If we do not accept a transfer request, no change will be made to your allocations per that request. We will then allow you to resubmit the rejected transfer by regular mail only. Additionally, we may in the future take any of the following restrictive actions that are designed to prevent the employment of a frequent trading or market timing strategy:

•	not accept transfer instructions from a Certificate Owner or other person authorized to conduct a transfer;
•	limit the number of transfer requests that can be made during a Certificate Year; and
•	require the value transferred into a Fund to remain in that Fund for a particular period of time before it can be transferred out of the Fund.

We will apply any restrictive action we take uniformly to all Certificate Owners we believe are employing a frequent trading or market timing strategy. These restrictive actions may not work to deter frequent trading or market timing activity. We reserve the right to revise our procedures for detecting frequent trading and/or market timing at any time without prior notice if we determine it is necessary to do so in order to better detect frequent trading and/or market timing, to comply with state or federal regulatory requirements, or to impose different restrictions on frequent traders and/or market timers. If we modify our procedures, we will apply the new procedure uniformly to all Certificate Owners.

Automated Account Value Transfer

Automated Account Value transfer allows you to make monthly transfers of Account Value in a Division to any combination of Divisions and the GPA. You may maintain value in a total of 25 Divisions and the GPA at any one time. You must specify the amount you wish to transfer as a dollar amount or a percentage (rounded to two decimal places). Automated Account Value transfers are not available from more than one Division or from the GPA. We consider this process as one transfer per Certificate Year. We do not charge you for participating in the automated Account Value transfer program.

You can elect, change or cancel automated Account Value transfer on any Valuation Date, provided we receive a fully completed Written Request at our Administrative Office. We will only make transfers on the Monthly Calculation Date. The effective date of the first automated transfer will be the first Monthly Calculation Date after we receive your Written Request. If we receive your request before the end of the Free-Look period, your first automated transfer will occur on the Valuation Date next following the end of this period.

Transfers will occur automatically. However, you must specify:

•	the Division we are to transfer from;
•	the Division(s) and/or GPA we are to transfer to; and
•	the length of time during which transfers will continue.

If your transfer amount is greater than your Account Value in the Division we are transferring from, then we will transfer your remaining value in that Division in the same proportion as your previously transferred amounts. We will not process any more automated transfers thereafter.

We may at any time modify, suspend or terminate the automated Account Value transfer program without prior notification.

You may not elect automated Account Value transfer while you have elected automated account re-balancing for your certificate.

23

Automated Account Re-Balancing

Automated account re-balancing permits you to maintain a specified percentage (rounded to two decimal places) of your Account Value in any combination of the Divisions and the GPA. You may maintain value in a total of 25 Divisions and the GPA at any one time. We must receive a fully completed Written Request to begin your automated account re-balancing program. Then, we will make transfers on a quarterly basis to and from the Divisions and the GPA to re-adjust your Account Value to your specified percentage. Quarterly re-balancing is based on your Certificate Year. The minimum amount we will transfer under this provision is $5.00. We do not charge you for participating in the automated account re-balancing program.

This program allows you to maintain a specific allocation of Account Value among the Divisions and the GPA. We will re-balance your Account Value only on a Monthly Calculation Date. We consider automated account re-balancing as one transfer per Certificate Year.

You can elect or cancel automated account re-balancing on any Valuation Date, provided we receive a fully completed Written Request at our Administrative Office. You may only change allocation percentages once each Certificate Year. In addition, you may only reduce your allocation to the GPA by up to 25% once each Certificate Year.

The effective date of the first automated re-balancing will be the first Monthly Calculation Date after we receive your Written Request at our Administrative Office. If we receive the request before the end of the Free-Look period, your first re-balancing will occur on the Valuation Date next following the end of the Free-Look period.

We may at any time modify, suspend or terminate the automated account re-balancing program without prior notification.

You may participate in either the automated Account Value transfer program or the automated account re-balancing program at one time, but may not participate in both programs at the same time.

Withdrawals

After your certificate has been in force for 12 months, you can withdraw value from your certificate. You must send a Written Request on our administrative form to our Administrative Office.

•	Minimum Withdrawal amount: $500 (before deducting the Withdrawal charge).
•	Maximum Withdrawal amount. This amount is equal to:
•	the Account Value; less
•	any Certificate Debt; less
•	an amount equal to (i) the most recent monthly charge multiplied by (ii) one plus the number of Monthly Calculation Dates remaining until the next Planned Premium due date.

Example:

Your certificate has $1,000 of Account Value, $500 of Certificate Debt and your most recent monthly charge was $25. Assume your premium is paid quarterly and there are two (2) Monthly Calculation Dates left until the next Planned Premium due date. The maximum Withdrawal amount will be $425.00 ($1,000 minus $500 minus (3 x $25)).

We deduct a Withdrawal charge of up to 2.0% of the amount you withdraw, but not more than $25.00. In the above example the Withdrawal charge will be $8.50 ($425.00 x 2.0%).

We deduct the Withdrawal amount from your Account Value on the Valuation Date that your Written Request is received at our Administrative Office.

You must specify the GPA and/or the Division(s) from which the Withdrawal is to be made. If you do not specify otherwise, we will withdraw the amount in proportion from your values in the Divisions and the non-loaned portion of the GPA.

We will reduce your Account Value by the amount of the Withdrawal, which includes the Withdrawal charge.

If necessary, we will reduce your certificate’s Supplemental Selected Face Amount and the Base Selected Face Amount upon Withdrawal to prevent an increase in the net amount at risk, unless you provide us with satisfactory evidence of insurability. If you do not specify, any decrease will be applied first to the Supplemental Selected Face Amount and then, if necessary, to the Base Selected Face Amount.

24

Withdrawals may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Withdrawal requests will be effective on the Valuation Date we receive the Written Request at our Administrative Office. Withdrawal requests determined to be in Good Order on a non-Valuation Date or after the end of a Valuation Date will be effective as of the next Valuation Date. We will normally pay any Withdrawal amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are entitled to delay payment of the Withdrawal amount pursuant to applicable law. (Please refer to “Deferral of Payments” in the “Other Certificate Rights and Limitations” section.)

Surrenders

You may surrender your certificate for its Surrender Value at any time while the certificate is in force and the Insured is alive. The Surrender Value is equal to:

•	the Account Value; less
•	any outstanding Certificate Debt.

There is no surrender charge.

The surrender will be effective on the Valuation Date we receive all required, fully completed forms in Good Order at our Administrative Office, unless you select a later effective date. If the surrender involves an exchange or transfer of assets to a certificate issued by another financial institution or insurance company (not MassMutual or any of its subsidiaries), we also will require a completed absolute assignment form and any state mandated replacement paperwork. If, however, we receive your surrender request in Good Order on a date that is not a Valuation Date or after the end of a Valuation Date, then your surrender will be effective on the next Valuation Date.

The certificate terminates as of the effective date of the surrender and cannot be reinstated. Surrenders may have adverse tax consequences. These tax consequences are discussed in the “Federal Income Tax Considerations” section. It may not be in your best interest to surrender an existing life insurance policy in connection with the purchase of a new life insurance policy.

We will normally pay any surrender amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we elect to delay payment of the surrender amount. (Please refer to “Deferral of Payments” in the “Other Certificate Rights and Limitations” section.)

Loans

After your certificate has been in force for six months, you may take a loan from the certificate. We charge interest on certificate loans, and the interest may be added to the certificate loan. We refer to all outstanding loans plus accrued interest as certificate debt (Certificate Debt).

You may repay all or part of your Certificate Debt, but you are not required to do so. We will deduct any outstanding Certificate Debt from the proceeds payable at death or the surrender of the certificate.

Taking a loan from your certificate has several risks:

•	it may increase the risk that your certificate will terminate;
•	it will permanently affect your certificate’s Surrender Value;
•	it may increase the amount of premium needed to keep the certificate in force;
•	it will reduce the death proceeds if the loan is not repaid prior to death; and
•	it has potential adverse tax consequences.

These tax consequences are discussed in the “Federal Income Tax Considerations” section.

Requesting a Loan.  To take a loan, you must send a Written Request on our administrative form to our Administrative Office. You must assign your certificate to us as collateral for the loan.

Once we have processed the loan request, we consider the loan effective and outstanding. If, after we process the loan request, you decide not to cash the check, you may submit a Written Request to our Administrative Office to repay the loan amount. The loan repayment will be effective on the Valuation Date the Written Request is received at our Administrative Office. Loan interest begins to accrue as soon as the loan is effective. Therefore, loan interest will accrue even if the loan check is not cashed.

25

Maximum Loan Amount.  The maximum loan amount allowed at any time is equal to:

•	100% of your Account Value at the time of the loan; less
•	any outstanding Certificate Debt before the new loan; less
•	an amount equal to:

(i)	the most recent monthly charges multiplied by
(ii)	one plus the number of Monthly Calculation Dates remaining until the next Planned Premium is due.

Payment of Proceeds.  Loans will be effective on the Valuation Date we receive your Written Request and all other required documents in Good Order at our Administrative Office. If, however, we receive your Written Request on a date that is not a Valuation Date or after the end of a Valuation Date, then your loan request will be effective on the next Valuation Date.

On the effective date of the loan, we deduct your requested loan amount from the Divisions and non-loaned portion of the GPA in proportion to the non-loaned Account Value of each on the effective date of the loan. We liquidate accumulation units in the Divisions and transfer the resulting dollar amounts to the GPA. These dollar amounts become part of the loaned portion of the GPA. You may not borrow from the loaned portion of the GPA.

We will normally pay any loan amounts within seven calendar days after we receive all required documents in Good Order at our Administrative Office, unless we are entitled to delay payment of the loan amount pursuant to applicable law. (Please refer to “Deferral of Payments” in the “Other Certificate Rights and Limitations” section.)

Interest Credited on Loaned Value.  When you take a loan, we transfer an amount equal to the loan to the loaned portion of the GPA. This amount earns interest at an annual rate equal to the greater of:

a.	1%, or
b.	the certificate loan rate less the loan interest rate expense charge, not to exceed 3%.

The loan interest rate expense charge is currently 1%. We guarantee that this charge will not exceed 3%.

Loan Interest Rate.  We will charge a fixed interest rate on any loan. The interest rate on any loan taken from the Issue Date through the 20th Certificate Anniversary will be 4%. The interest rate on any loan taken after the 20th Certificate Anniversary will be 3.5%.

Interest on the certificate loan accrues daily and becomes part of the Certificate Debt. Loan interest will accrue even if the loan check is not cashed. Interest is charged in arrears and is due on each Certificate Anniversary date. If you do not pay interest when due, we will add the interest to the loan, and it will bear interest at the same rate payable on the loan. Any interest not paid on a Certificate Anniversary will be treated the same as a new loan and will be deducted from the Divisions and non-loaned portion of the GPA in proportion to the non-loaned Account Values in each.

Effect of a Loan on the Values of the Certificate.  A certificate loan negatively affects certificate values because we reduce the death benefit and Surrender Value by the amount of the Certificate Debt.

Also, a certificate loan, whether or not repaid, has a permanent effect on your certificate’s Surrender Value because, as long as a loan is outstanding, a portion of the Account Value equal to the loan is invested in the GPA. This amount does not participate in the investment performance of the Separate Account or receive the current interest rate credited to the non-loaned portion of the GPA. The longer a loan is outstanding, the greater the effect on your Surrender Value will be. In addition, if you do not repay a loan, your outstanding Certificate Debt will reduce the death benefit and Surrender Value that might otherwise be payable.

Whenever you reach your “Certificate Debt Limit,” your certificate is at risk of terminating. Your Certificate Debt Limit is reached when Certificate Debt exceeds the Account Value. If this happens, we will notify you in writing. “Certificate Termination” in the “Certificate Termination and Reinstatement” sub-section in the “Certificate Value” section explains more completely what will happen if your certificate is at risk of terminating. Please note that certificate termination with an outstanding loan also can result in adverse tax consequences. See the “Federal Income Tax Considerations” section.

Repayment of Loans.  You may repay all or part of any Certificate Debt at any time while the Insured is living and while the certificate is in force.

You must clearly identify the payment as a loan repayment or we will consider it a premium payment. We will apply your loan repayments on the Valuation Date they are received in Good Order at our Administrative Office. If, however, we receive your loan repayment in Good Order on a date that is not a Valuation Date or after the end of a Valuation Date, then your loan repayment will be effective on the next Valuation Date.

26

Loan repayments will be first applied to pay accrued interest until exhausted and any remainder will be applied to reduce the remaining loan amount. When we receive a loan repayment and only a portion is needed to fully repay the loan, we will apply any excess as premium and allocate it according to the current premium allocation instructions after deduction of any applicable charges. Any subsequent loan repayments received after the loan is fully repaid will be refunded to the premium payer.

Upon repayment of a certificate loan, we will transfer values equal to the repayment from the loaned portion of the GPA to the non-loaned portion of the GPA and the applicable Division(s). We will transfer the repayment according to the current premium allocation instructions at the time of repayment. If you do not repay the loan, we deduct the loan amount due from the Surrender Value or death benefit.

Death Benefit

If the Insured dies while the certificate is in force, the death benefit will be calculated when we have received all the information required to process the claim, including, but not limited to, proof that the Insured has died and any other information that we may reasonably require. We will pay the death benefit to the Beneficiary.

The death benefit will be the amount provided by the death benefit option in effect on the date of death, reduced by any outstanding Certificate Debt, and any unpaid premium needed to avoid certificate termination. The death benefit is calculated as of the date of the Insured’s death.

The Minimum Death Benefit for your certificate is based on your certificate’s Account Value as described below.

Minimum Death Benefit

To qualify as life insurance under IRC section 7702, the certificate must have a Minimum Death Benefit. We determine the Minimum Death Benefit by multiplying the Account Value by the Minimum Death Benefit percentage. The percentage depends upon the Insured’s Attained Age at the time of death and whether the certificate was issued under the Cash Value Accumulation Test or the Guideline Premium Test. The applicable percentages are listed below.

CASH VALUE ACCUMULATION TEST				GUIDELINE PREMIUM TEST
Attained Age	Minimum Death Benefit Percentage	Attained Age	Minimum Death Benefit Percentage	Attained Age	Minimum Death Benefit Percentage	Attained Age	Minimum Death Benefit Percentage
18	850%	59	219%	18	250%	59	134%
19	822	60	213	19	250	60	130
20	795	61	207	20	250	61	128
21	770	62	201	21	250	62	126
22	744	63	196	22	250	63	124
23	720	64	190	23	250	64	122
24	696	65	186	24	250	65	120
25	673	66	181	25	250	66	119
26	651	67	177	26	250	67	118
27	629	68	172	27	250	68	117
28	608	69	168	28	250	69	116
29	588	70	164	29	250	70	115
30	568	71	160	30	250	71	113
31	549	72	157	31	250	72	111
32	531	73	153	32	250	73	109
33	512	74	150	33	250	74	107
34	495	75	147	34	250	75	105
35	478	76	144	35	250	76	105

27

CASH VALUE ACCUMULATION TEST				GUIDELINE PREMIUM TEST
Attained Age	Minimum Death Benefit Percentage	Attained Age	Minimum Death Benefit Percentage	Attained Age	Minimum Death Benefit Percentage	Attained Age	Minimum Death Benefit Percentage
36	462%	77	141%	36	250%	77	105%
37	446	78	138	37	250	78	105
38	431	79	136	38	250	79	105
39	416	80	134	39	250	80	105
40	402	81	131	40	250	81	105
41	388	82	129	41	243	82	105
42	375	83	127	42	236	83	105
43	363	84	125	43	229	84	105
44	351	85	124	44	222	85	105
45	339	86	122	45	215	86	105
46	328	87	121	46	209	87	105
47	318	88	119	47	203	88	105
48	308	89	118	48	197	89	105
49	298	90	117	49	191	90	105
50	288	91	116	50	185	91	104
51	279	92	115	51	178	92	103
52	270	93	113	52	171	93	102
53	262	94	112	53	164	94	101
54	254	95	111	54	157	95	100
55	246	96	110	55	150	96	100
56	239	97	108	56	146	97	100
57	232	98	106	57	142	98	100
58	225	99	104	58	138	99	100
		100	100			100	100

Death Benefit Options

In the application or enrollment form, you must choose a Base Selected Face Amount and a Supplemental Selected Face Amount. The Total Selected Face Amount is the sum of the Base Selected Face Amount and the Supplemental Selected Face Amount. We offer two death benefit options. Initially the death benefit option is elected by the employer.

•	Death Benefit Option A – the death benefit is the greater of:
a.	the Total Selected Face Amount in effect on the date of death; or
b.	the Minimum Death Benefit in effect on the date of death.

•	Death Benefit Option B – the death benefit is the greater of:
a.	the sum of the Total Selected Face Amount in effect on the date of death plus the Account Value on the date of death; or
b.	the Minimum Death Benefit in effect on the date of death.

If the Insured dies while the certificate is in force, we will pay the death benefit based on the option in effect on the date of death, with the following adjustments:

•	We add the part of any monthly cost of insurance charges already deducted, which applies to a period beyond the date of death; and
•	We deduct any Certificate Debt outstanding on the date of death; and
•	We deduct any unpaid monthly charges to the date of death.

You should note that under Death Benefit Option A, the death benefit amount is not affected by your certificate’s investment experience unless the death benefit is based on the Minimum Death Benefit. Under Death Benefit Option B, the death benefit is a variable death benefit. This means that, because the death benefit amount includes the Account Value, it can change from

28

day to day. Your certificate’s Account Value will vary due to the investment performance of the Divisions in which you have allocated premium. It is also impacted by the deduction of charges and other certificate expenses.

Example:
The following example shows how the death benefit may vary as a result of investment performance and Death Benefit Option in effect on the date of death.
	Policy A	Policy B
(a) Total Selected Face Amount:	$100,000	$100,000
(b) Account Value on date of death	$30,000	$50,000
(c) Minimum Death Benefit percentage on date of death:	280%	280%
(d) Minimum Death Benefit (b x c):	$84,000	$140,000
Death benefit if Death Benefit Option A is in effect [greater of (a) or (d)]:	$100,000	$140,000
Death benefit if Death Benefit Option B is in effect [greater of (a + b) or (d)]:	$130,000	$150,000

The examples assume no additions to or deductions from the Total Selected Face Amount or Minimum Death Benefit are applicable.

Right to Change the Death Benefit Option

You may change your Death Benefit Option at any time while the Insured is living by Written Request and subject to our guidelines regarding proof of insurability. However, no change will be permitted after the Certificate Anniversary nearest the Insured’s 100th birthday. There is no charge for a change in the Death Benefit Option; however the monthly deduction amount will change.

The effective date of any change in the Death Benefit Option will be your first Certificate Anniversary on, or next following, the later of:

a.	the date we approve your Written Request for such change; or
b.	the requested effective date of the change.

Right to Change the Selected Face Amounts

You may request an increase or decrease in the Base and Supplemental Selected Face Amounts. Increases are subject to our underwriting review. If you increase your selected face amounts, the cost of insurance charge for your certificate will increase because of the increase in the Insurance Risk, subject to the maximum cost of insurance rates set forth in the “Periodic Charges Other than Fund Operating Expenses” table in the “Fee Tables” section. If you decrease your selected face amounts, the cost of insurance charge for your certificate will decrease because of the decrease in the Insurance Risk.

If you increase or decrease the selected face amounts, your certificate may become a MEC under federal tax law. MECs are discussed in the “Federal Income Tax Considerations” section; however, you should consult your tax adviser for information on how a MEC may affect your tax situation.

Increases in Selected Face Amounts.  You may increase the selected face amounts by sending us a Written Request, or by sending us an application if you are no longer associated with your employer. We may request evidence of insurability for an increase.

We will not allow an increase in the selected face amounts on or after the Certificate Anniversary following the Insured’s 80th birthday. Any increase in the selected face amounts will be effective on the Monthly Calculation Date which is on, or next follows, the later of:

a.	the date we approve your Written Request for such change; or
b.	the requested effective date of the change.

Any increase must be in an amount of at least $5,000, unless we establish a lower minimum.

Decreases in Selected Face Amounts.  You may also decrease your certificate’s selected face amounts. The Base Selected Face Amount after a decrease must be at least $50,000.

29

We will not allow a decrease in the selected face amounts after the Certificate Anniversary following the Insured’s 100th birthday. Any requested decrease in the selected face amounts will be effective on the Monthly Calculation Date which is on, or next follows the latest of:

a.	the date we approve your Written Request for such change; or
b.	the requested effective date of the change.

A decrease in the certificate’s selected face amounts may have adverse tax consequences. Please refer to the “Federal Income Tax Considerations” section.

When We Pay Death Benefit Proceeds

If the certificate has not terminated and it is determined that the claim is valid, we will normally pay the death benefit in one lump sum payment within seven calendar days after the date we receive due proof of the insured’s death and all required documents in Good Order at our Administrative Office.

We investigate all death claims that occur within two years:

a.	after the certificate is issued;
b.	after any increase in selected face amounts; or
c.	after reinstatement.

These two-year periods are called the certificate’s “contestable periods.” We may also investigate death claims beyond the contestable periods. After any two-year contestable period, in the absence of fraud, we cannot contest the validity of a certificate or a selected face amount increase, except for failure to pay premiums. In the event a misstatement of age is discovered at the time of claim, we will not contest the entire claim, but rather an adjustment will be made to the death benefit amount. See “Misstatement of Age” section for more information.

We generally determine whether the contested claim is valid within five days after we receive the information from a completed investigation. Since it may take some time to receive the information, payment could be delayed during this period.

We can delay payment of the death benefit if the certificate has Account Value invested in the Separate Account on the date of death during any period that:

•	it is not reasonably practicable to determine the amount because the NYSE is not open for trading, except for normal weekend or holiday closings;
•	trading is restricted by the SEC;
•	the SEC determines that an emergency exists; or
•	the SEC, by order, permits us to delay payment for the protection of our Certificate Owners.

If pursuant to SEC rules, the MML U.S. Government Money Market Fund suspends payment of redemption proceeds in connection with the liquidation of the Fund, we will delay payment of the death benefit from the MML U.S. Government Money Market Division until the Fund is liquidated.

We will pay interest on the death benefit from the date of death to the date of a lump sum payment. The amount of interest will be computed using an effective annual rate not less than 3% or, if greater, the annual rate required by applicable law.

Although the death benefit is generally excludible from the income of the Beneficiary who receives it, interest on the death benefit is includible in the Beneficiary’s income in the year such interest is credited.

Suicide

If the insured dies by suicide, while sane or insane, and the certificate is in force, the certificate will terminate.

•	If the death occurs within two years from the Issue Date, we will pay a limited death benefit equal to the amount of premiums paid for the certificate, less any Certificate Debt and amounts withdrawn.
•	If the death occurs after two years from the Issue Date but within two years from an increase in any selected face amount or a change from Death Benefit Option A to Death Benefit Option B, we will pay a limited death benefit equal to the sum of the monthly charges associated with the selected face amount increase or change in death benefit option. However, if the limited death benefit as described in the preceding bullet is payable, there will be no death benefit for the increase or change.

30

•	If the death occurs within two years after the certificate is reinstated, we will pay a limited death benefit equal to the sum of any amount paid to reinstate the certificate plus any premiums paid thereafter, less any Certificate Debt and amounts withdrawn.

Misstatement of Age

If the Insured’s age is misstated in the application, an adjustment will be made. If the adjustment is made at the time of a death claim, the death benefit will reflect the amount provided by the most recent monthly insurance charges using the correct age. If the adjustment is made while the Insured is living, monthly charges after the adjustment will be based on the correct age.

Charges and Deductions

This section describes the charges and deductions we make under the certificate to compensate us for the services and benefits we provide, costs and expenses we incur, and risks we assume. We may profit from the charges deducted, and we may use any such profits for any purpose, including payment of distribution expenses.

In addition, the funds pay operating expenses that are deducted from the assets of the funds. For more information about these expenses, see the individual fund prospectuses.

Transaction Charges

Deductions from Premiums.  Prior to applying your premium to the GPA or the selected Divisions, we deduct a premium load charge from your premium.

Premium Load Charge.  We deduct a premium load charge from your premium for federal and state taxes, where applicable, and the expenses related to the sale and distribution of the certificates. The premium load charge varies for each employer group depending on:

•	group enrollment procedures selected by the employer;
•	total group premium paid by the employer; and
•	the size of the employer group.

We may increase or decrease the current premium load charge; however, it will never exceed the maximum premium load charge which is 10% of each premium.

The amount of the premium load charge in a Certificate Year is not necessarily related to our actual sales expenses for that particular year nor is it necessarily related to the amount of state taxes applicable. To the extent that our sales expenses and state taxes are not covered by the premium load charge, they will be recovered from our surplus, including any amounts derived from the mortality and expense risk charge or the cost of insurance charge.

Transfer Charge.  We currently allow you to make 12 transfers each Certificate Year free of charge. We reserve the right to assess a charge for transfers if there are more than 12 in a Certificate Year. The charge will not exceed $10 for each additional transfer. We will deduct any transfer charge from the amount being transferred. If imposed, the fee will reimburse us for processing the transfer.

For purposes of assessing a transfer charge, we consider all transfers made on one Valuation Date to be one transfer. We consider all transfers made in connection with automated account value transfer, and all transfers made in connection with automated account re-balancing, as one transfer per Certificate Year. Transfers made in connection with loans, however, do not count as transfers for the purpose of assessing a transfer charge. (See the “Certificate Transactions” section.)

Withdrawal Charge.  If you make a Withdrawal from your certificate, we deduct a charge of up to 2% of the money you withdraw. This charge will not exceed $25 for each Withdrawal. This fee is guaranteed not to increase for the duration of the certificate. (We will deduct the Withdrawal charge from the amount withdrawn.) This charge reimburses us for processing the Withdrawal.

Surrender Charges.  There are no surrender charges.

31

Periodic Charges

Loan Interest Rate Expense Charge.  We assess a loan interest rate expense charge against certificates with outstanding loan balances. This charge represents the difference between the interest we charge on certificate loans and the interest we credit on the cash value we hold as collateral on certificate loans. The loan interest rate expense charge is deducted from the certificate loan rate to determine the interest rate we use to credit interest to the loaned portion of the GPA. For Certificate Years 1 through 20, the maximum loan interest rate expense charge is 3% and the current charge is 1%. For Certificate Years 21 and greater, the maximum loan interest rate expense charge is 2.50% and the current charge is 0.50%. This charge reimburses us for the ongoing expense of administering the loan.

Monthly Charges Against the Account Value

The following charges are deducted from the Account Value on each Monthly Calculation Date:

•	A mortality and expense risk charge;
•	A cost of insurance charge; and
•	A rider charge (if applicable).

The mortality and expense risk charge will be deducted pro-rata from the Divisions according to the Account Value in each Division. All other monthly charges will be deducted from the GPA on each Monthly Calculation Date. If the value in the GPA is less than these other monthly charges, then we will deduct the deficiency from the Separate Account pro rata according to the Account Value in the Divisions.

Mortality and Expense Risk Charge.  The mortality and expense risk charge imposed is a percentage of the certificate’s account value held in the Separate Account. The maximum or guaranteed percentage is 1% and the current percentage is 0.75%.

The charge is deducted from your Account Value allocated to the Divisions but not from the GPA.

This charge compensates us for the mortality and expense risks we assume under the certificates and for acquisition costs. The mortality risk we assume is that the group of lives insured under our certificates may, on average, live for shorter periods of time than we estimated, and as a result, the cost of insurance charges will be insufficient to meet actual claims.

The expense risk we assume is that our costs of issuing, distributing and administering the certificates will exceed the charges collected.

If all the money we collect from this charge is not needed to cover death benefits and expenses, it will be our gain. We will use this gain for any purpose, including payment of sales commissions. If the money we collect is insufficient, we will still pay all valid claims and expenses.

Cost of Insurance Charge.  The cost of insurance charge compensates us for providing you with life insurance protection. We determine the cost of insurance charge separately for the Base and Supplemental Selected Face Amounts. We expect to profit from this charge and may use these profits for any lawful purpose. We deduct a cost of insurance charge based on your certificate’s Insurance Risk. Insurance Risk is a liability of the insurance company and is equal to the difference between the death benefit and the Account Value. This charge is deducted first from the GPA until the Account Value in the GPA is exhausted. Any remaining charge not deducted from the GPA will be deducted from the Divisions in proportion to the value in each as of the date of the deduction.

The maximum or guaranteed cost of insurance charge rates associated with your certificate are shown in the certificate specifications pages and are calculated using 150% of the ultimate 2001 Commissioners’ Standard Ordinary (2001 CSO), Age-Last Birthday, Unisex (80% male) and Composite Table.

We may charge less than the maximum monthly insurance charges shown in the table(s) referenced above. In this case, the monthly insurance charge rates will be based on a number of factors, including but not limited to, our expectations for future mortality, investment earnings, persistency and expense results, capital and reserve requirements, taxes, and future profits. The expense component of these rates is used to offset sales and issue expenses, which decrease over time. Any change in these charges will apply to all individuals in the same classification.

Your certificate’s actual or current cost of insurance charge rates are based on the Insured’s issue age and the rate classification to which the certificate belongs. Rate classification is based on risk classification and group rating (including

32

whether coverage is mandatory or voluntary). Within a rate classification, cost of insurance charge rates generally increase as the Insured’s age increases and may vary with the number of years coverage has been in force, the group’s status and whether the Insured continues to be employed by or associated with the sponsoring employer or group.

For certificates where the Insured is no longer employed by or associated with the sponsoring employer or group (Portable Certificate), the applicable cost of insurance rate for basic (i.e. employer-paid) coverage will vary based on the certificate’s funding ratio as of the Valuation Date on which we are notified that the Insured’s employment has terminated (or the Insured’s association with the sponsoring group has terminated) (in each case, the Portability Date). Any changes to the applicable cost of insurance rate will take effect on the Certificate Anniversary date on or next following the Portability Date. The funding ratio is defined as the Account Value divided by the Base Selected Face Amount. Certificates with a funding ratio greater than or equal to a predefined threshold will continue to be subject to the same cost of insurance rates as those applicable to Insureds who are still employed by or associated with the sponsoring employer or group. These predefined thresholds vary by issue age and range from 3.66% to 12.85%. The cost of insurance rates for certificates with funding ratios below these predefined thresholds will increase, starting on the Certificate Anniversary on or next following the Portability Date.

How the Cost of Insurance Charge is Calculated

We calculate the cost of insurance charge on the first day of each certificate month by multiplying the current cost of insurance charge rate by a discounted Insurance Risk.

The discounted Insurance Risk is the difference between:

•	the amount of death benefit available, on that date, under the death benefit option in effect, divided by one plus the monthly equivalent of the minimum annual interest rate for the GPA, and
•	the Account Value at the beginning of the certificate month before the monthly insurance charge is due.

The following steps describe how we calculate the cost of insurance charge for your certificate.

Step 1:	We calculate the Account Value after all additions and deductions other than the deduction of the cost of insurance charge and any rider charges.

Step 2:	To calculate the cost of insurance charge attributable to the Base Selected Face Amount:

a.	The amount of the death benefit attributable to the Base Selected Face Amount will be the greater of (i) the Base Selected Face Amount if Death Benefit Option A is in effect or the Base Selected Face Amount plus Account Value, as computed in Step 1 above, if Death Benefit Option B is in effect and (ii) the Minimum Death Benefit. The Minimum Death Benefit used here is based on the Account Value computed in Step 1 above.
b.	We divide the amount of the death benefit determined in Step 2(a) above by an amount equal to 1 plus the monthly equivalent (expressed as a decimal fraction) of the minimum annual interest rate for the GPA (1%).
c.	We subtract the Account Value, as computed in Step 1 above, from the amount of benefit for the Base Selected Face Amount determined in Step 2(b) above. The result is the discounted Insurance Risk for the Base Selected Face Amount.

Step 3:	We multiply the discounted Insurance Risk (determined in Step 2) by the cost of insurance charge rate.

Step 4:	To calculate the cost of insurance charge attributable to the Supplemental Selected Face Amount:

a.	The amount of benefit attributable to the Supplemental Selected Face Amount will be the Supplemental Selected Face Amount reduced by (but not to less than zero) the excess, if any, of the Minimum Death Benefit over: for Death Benefit Option A, the Base Selected Face Amount; or for Death Benefit Option B, the Base Selected Face Amount plus the certificate’s Account Value as computed in Step 1 above. The Minimum Death Benefit used here is based on the Account Value computed in Step 1 above.
b.	We divide the amount of benefit determined in Step 4(a) above by an amount equal to 1 plus the monthly equivalent (expressed as a decimal fraction) of the minimum annual interest rate for the GPA (1%). The result is the discounted Insurance Risk for the Supplemental Selected Face Amount.

Step 5:	We multiply the discounted Insurance Risk (determined in Step 4) by the cost of insurance charge rate.

Step 6:	We add the Base Selected Face Amount cost of insurance charge calculated in Step 3 above to the Supplemental Selected Face Amount cost of insurance charge calculated in Step 5 above. This amount is your monthly cost of insurance charge.

33

Additional Information about the Cost of Insurance Charge

We will apply any changes in the cost of insurance charges in a manner not unfairly discriminatory to Certificate Owners. No change in insurance classification or cost will occur on account of deterioration of the Insured’s health after we issue the certificate.

Because your Account Value and death benefit may vary from month to month, your cost of insurance charge may also vary on each Monthly Calculation Date. The cost of your insurance depends on the amount of the Insurance Risk on your certificate. Factors that may affect the Insurance Risk include:

•	the amount and timing of premium payments;
•	investment performance;
•	fees and charges assessed;
•	rider charges;
•	Withdrawals;
•	certificate loans;
•	changes to the Base and/or Supplemental Selected Face Amount; and
•	changes to the death benefit option.

Rider Charges.  You can obtain additional benefits by applying for riders on your certificate. The purpose of the charge for these riders is to compensate us for the anticipated cost of providing the additional benefits. More information regarding the riders’ charges can be found below, under “Other Benefits Available Under the Certificate” heading.

Other Charges

We do not currently charge the Divisions for federal income taxes attributable to them. However, we reserve the right to eventually charge the Divisions to provide for future federal income tax liability of the Divisions.

Fund Expenses

The Separate Account purchases shares of the Funds at net asset value. The net asset value of each Fund reflects expenses already deducted from the assets of the Fund. Such expenses include investment management fees and other expenses and may include acquired Fund fees and expenses. For some Funds, expenses will also include 12b-1 fees to cover distribution and/or certain service expenses. When you elect a Fund as an investment choice, that Fund’s expenses will increase the cost of your investment in the certificate. See each Fund’s prospectus for more information regarding these expenses.

Reduction of Charges

We may reduce or eliminate certain charges (premium load charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain groups, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of Insureds;
•	the total premium expected to be paid;
•	total assets under management for the Group Policy owner;
•	the nature of the relationship among individual Insureds;
•	the purpose for which the certificates are being purchased;
•	the expected persistency of individual certificates; and
•	any other circumstances which are rationally related to the expected reduction in expenses.

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Certificate Owners which reflects differences in costs of services. Any reduction in charges may be discontinued after termination of employment or other relationship or if the employer is no longer sponsoring the program.

34

Other Benefits Available Under The Certificate

At your employer’s request, the certificate can include additional benefits. We approve these benefits based on our standards and limits for issuing insurance and classifying risks. Any additional benefit we provide by rider is subject to the terms of both the rider and the certificate. We generally deduct the cost of any rider as part of the monthly charges. Some riders do not result in monthly charges; however, we may charge a one-time fee when you exercise the rider.

Accelerated Benefits for Terminal Illness Rider.  This rider permits part of the proceeds of the certificate to be available before death if the Insured becomes terminally ill. We will require proof, satisfactory to us, that the Insured is terminally ill and is not expected to live longer than 12 months (24 months in Illinois, Kansas, Massachusetts and Washington) prior to activation of the rider. In return for the advanced payment, we establish a lien against the certificate, equal to the amount of the accelerated benefit. We do not charge interest against the lien. This rider is available under all certificates. There is currently no charge for this rider. If a claim is made under this rider, then we will assess a charge of no more than $250.

An accelerated benefit will be paid when the following requirements are met:

1.	we receive the Certificate Owner’s Written Request for payment of an accelerated death benefit under the certificate;
2.	we receive the Insured’s written authorization to release medical records to us;
3.	we receive the written consent to this request of any assignee and any irrevocable Beneficiary under the certificate; and
4.	we receive proof, satisfactory to us, that the Insured has a terminal illness as defined in the rider.

The amount of the death benefit under the certificate that can be considered for acceleration is determined as of the acceleration date. The acceleration date is the first date on which all the requirements for acceleration, except any confirming examination that we may require, have been met.

The amount eligible for acceleration under the rider (Eligible Amount) is equal to the death benefit payable upon the death of the Insured under the certificate.

The Certificate Owner may accelerate any portion of the Eligible Amount subject to the following limitations:

•	the minimum amount that may be accelerated is $25,000; and
•	the maximum amount that may be accelerated is equal to the lesser of 75% of the Eligible Amount or $250,000 minus the total amount accelerated under all other policies issued by us or any of our affiliates on the life of the Insured.

After the accelerated benefit payment is made, this certificate will remain in force and premiums and charges will continue in accordance with the certificate provisions.

Payment of the accelerated benefit will be made to the Certificate Owner in a lump sum. However, we will not make the payment if we first receive due proof of the Insured’s death; in this case we will instead pay the death benefit as if no request has been received under the rider. Payment of the accelerated benefit will be made only once.

Benefits under the rider may be taxable. The Certificate Owner should seek tax advice prior to requesting an accelerated death benefit payment.

The rider terminates upon any of the following events:

•	on the date the accelerated benefit payment is made;
•	the certificate terminates;
•	if applicable, any Overloan Protection Rider to the certificate is exercised; or
•	two years before the Paid-up Certificate Date.

This rider is automatically included with the certificate and is effective as of the Issue Date.

Accidental Death Benefit Rider.  In the event of accidental death of the Insured, we will pay a benefit equal to the lesser of:

•	a. the Base Selected Face Amount on the date of the Insured’s death; or
•	b. $5,000,000.

To pay any benefit under this rider, we will require proof, satisfactory to us, that the Insured’s death occurred:

•	as a direct result of accidental bodily injury independently of all other causes;

35

•	within 180 days after the injury occurred; and
•	while the certificate and rider were in force.

No accidental death will be payable if the Insured’s death results directly or indirectly from any of these causes.

•	Suicide – Suicide, while the Insured is sane or insane.
•	War – War, declared or undeclared, or any act of war.
•	Military Service – Service in the military forces of any country at war or in any civilian noncombatant unit serving with those forces. “War” includes undeclared war and any act of war. “Country” includes any international organization or group of countries.
•	Aviation – Travel in, or descent from or with, any kind of aircraft aboard which the Insured is a pilot or crew member or is giving or receiving any training. “Crew member” includes anyone who has any duty aboard the aircraft.
•	Natural Causes – Bodily or mental illness, disease, or infirmity of any kind, or medical or surgical treatment for any of these.
•	Drug – The taking or injection of any drug, hypnotic, or narcotic, accidentally or otherwise.
•	Felony – Death that occurred while committing a felony.

This rider ends automatically:

•	on the Certificate Anniversary date which is on or next follows the Insured’s 65th birthday; or
•	upon the termination of the certificate for any reason.

The rider may also be cancelled by the Certificate Owner’s Written Request. Cancellation will take effect on the Monthly Calculation Date that is on, or next follows, the date we receive the Written Request at our Administrative Office.

There is an additional charge for this rider equal to $0.025 per $1,000 of rider coverage.

This rider may only be added at the time of issue of the certificate.

Children’s Level Term Insurance Rider.  This rider provides $25,000 of level term insurance on the life of each of the Insured’s children between the ages of 15 days and 26 years. Subject to certain conditions in the rider, the rider may be converted into a policy on the life of the insured child without evidence of insurability. There is an additional charge for this rider which is guaranteed not to exceed $4.50 per month. The term of insurance for a child ends on the earlier of:

a.	the date the certificate terminates; or
b.	the Monthly Calculation Date on or next following the date we receive a Written Request to terminate the rider; or
c.	the Insured’s Attained Age 65; or
d.	the Certificate Anniversary date on or next following the insured child’s 26th birthday.

If the Insured dies while the rider is in force, coverage on the life of the insured child will continue until the Certificate Anniversary date that is on or next follows the insured child’s 26th birthday.

This rider may be added at any time.

Overloan Protection Rider.  A Certificate Owner is able to prevent the certificate from lapsing due to Certificate Debt by invoking the Overloan Protection Rider, which provides a guaranteed paid-up insurance benefit. This rider is designed to enable a Certificate Owner with a substantially depleted Surrender Value, due to Certificate Debt, to potentially avoid the negative tax consequences associated with the lapsing of the certificate.

Note: The IRS has not issued guidance on the tax consequences of exercising the Overloan Protection Rider. It is possible that the IRS could assert that the Certificate Debt should be treated as a distribution, in whole or in part, when the rider is invoked. Consult with a tax advisor regarding the risks associated with invoking this rider.

This rider is automatically attached on the Issue Date of the certificate if the certificate has been issued using the Guideline Premium Test under Section 7702 of the IRC. In the event that the certificate non-loaned Account Value is insufficient to cover the certificate’s monthly charges, this rider provides a paid-up life insurance benefit. A Written Request to exercise the rider must be sent to our Administrative Office. There is a one-time charge to exercise this rider. The charge is equal to the Account Value multiplied by a percentage which varies by the Insured’s Attained Age at the time the rider is exercised. The percentages are shown below. The rider will be effective (rider effective date) on the next Monthly Calculation Date after:

1.	we have received the Certificate Owner’s Written Request to exercise the rider; and
2.	all other conditions for exercising the rider have been met.

36

Once the rider has been exercised, the Death Benefit Option will be changed to Option A and the Total Selected Face Amount will be reduced to equal the Minimum Death Benefit.

The rider cannot be exercised unless the certificate meets all of the following requirements:

•	the certificate is in force and has reached the 15th Certificate Anniversary date;
•	the Insured is at least Attained Age 75;
•	the Account Value is at least $100,000;
•	the non-loaned Account Value is sufficient to pay the rider charge;
•	the certificate is issued under the Guideline Premium Test;
•	the certificate is not, and exercise of this rider will not cause the certificate to become, a MEC under the IRC;
•	the Certificate Debt exceeds a specified percentage of the Account Value after deduction of the rider charge (Overloan Trigger Point Percentage) and varies by the Attained Age of the Insured. The Overloan Trigger Point Percentages are shown below; and
•	all amounts that may be withdrawn from the certificate without the imposition of federal income tax must be taken as partial surrenders prior to exercise of the rider.

The first time the requirements to exercise this rider are met, we will notify the Certificate Owner. The notice will be mailed 31 days before the end of the certificate’s Grace Period.

Exercising this rider will affect the certificate and any other certificate riders, as of the rider effective date, as follows:

1.	Interest will continue to accrue on the Certificate Debt at the applicable loan interest rate;
2.	The loaned Account Value in the GPA will earn interest at the same rate as the loan interest rate;
3.	Any remaining non-loaned Account Value will be held in the GPA and will continue to accrue interest at not less than this guaranteed minimum interest rate for the GPA;
4.	All other riders, including without limitation any Accelerated Benefits Rider For Terminal Illness, Accidental Death Benefit Rider, Children’s Level Term Insurance Rider, Spouse Level Term Insurance Rider, and Waiver of Monthly Charges Rider, will be terminated;
5.	No further monthly charges or additional charges will be taken from the Account Value;
6.	No further certificate loans may be taken;
7.	No further certificate changes, account transfers or partial surrenders will be allowed;
8.	No further premium payments or loan repayments will be allowed;
9.	The Total Selected Face Amount will equal the Minimum Death Benefit, after deduction of the charge for the rider;
10.	The certificate will be placed in paid-up status; and
11.	The Certificate Owner will be notified of the changes to the certificate.

The Overloan Protection Rider Triggers and Rider Charge Percentages vary by the Insured’s Attained Age.

Attained Age	Rider Charge Percentage	Trigger Point Percentage
18 - 74	N/A	N/A
75	3.71%	96.00%
76	3.57%	96.00%
77	3.45%	96.00%
78	3.31%	96.00%
79	3.33%	96.00%
80	3.19%	96.00%
81	3.13%	96.00%
82	2.99%	97.00%
83	2.87%	97.00%
84	2.73%	97.00%
85	2.61%	97.00%
86	2.47%	97.00%
87	2.33%	97.00%
88	2.17%	97.00%
89	1.95%	98.00%

37

Attained Age	Rider Charge Percentage	Trigger Point Percentage
90	1.71%	98.00%
91	1.54%	98.00%
92	1.36%	98.00%
93	1.19%	98.00%
94	1.02%	98.00%
95	0.85%	99.00%
96	0.67%	99.00%
97	0.50%	99.00%
98	0.33%	99.00%
99	0.33%	99.00%
100+	N/A	N/A

This rider may only be added at the time of issue of the certificate.

Spouse Level Term Insurance Rider.  This rider provides level term insurance on the life of an Insured’s spouse. The spouse may not be legally separated from the Insured when coverage under the rider becomes effective. Spouse as defined in this rider includes civil union or domestic partner if recognized under applicable state law. The minimum amount of term insurance under this rider is $50,000.

Subject to certain conditions in the rider, the rider may be converted into a policy on the life of the insured spouse without evidence of insurability. You may request an increase or decrease in the face amount of the rider, which will be subject to our approval. If you change the face amount, your certificate charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured spouse. See the Periodic Charges Other than Fund Operating Expenses table for information about the Spouse Level Term Insurance Rider charge.

Coverage under the rider will end on the earliest of:

1.	the date of termination of the certificate; or
2.	the Monthly Calculation Date on or next following the date we receive your Written Request to terminate this rider; or
3.	the date this rider is converted to a new policy; or
4.	the Certificate Anniversary date that is on or next follows the insured spouse’s 65th birthday; or
5.	if applicable, the date any Overloan Protection Rider to the certificate is exercised.

This rider can be added at any time.

Waiver of Monthly Charges Rider.  Under this rider we will waive the monthly charges deducted from your Account Value (other than the mortality and expense risk charge) if:

•	the Insured becomes totally disabled (as defined in the rider) before the Certificate Anniversary that is on or next follows the Insured’s 65th birthday; and
•	such total disability continues for six consecutive months.

Benefits payable under this rider end when any of the following occurs:

•	the Insured is no longer totally disabled; or
•	you do not give us the required satisfactory proof of continued total disability; or
•	the Insured fails or refuses to have a required examination; or
•	the Certificate Anniversary date that is on or next follows the Insured’s 65th birthday, or, if later, the date two years from the date the total disability began.

Proof of claim must be received at our Administrative Office while the Insured is living and during the continuance of total disability. Also, it must be received within one year after the earlier of:

1.	the Certificate Anniversary date that is on or next follows the Insured’s 65th birthday; and
2.	termination of the certificate.

However, if it was not reasonably possible to give us notice and/or proof of claim on time, the delay will not reduce the benefit if notice and/or proof are given as soon as reasonably possible.

38

Until we approve your claim, you are required to pay all premiums necessary to avoid a lapse of this certificate. If total disability begins during this certificate’s Grace Period, any required premiums must be received before we will approve the claims made under this rider.

We will not return any premiums paid; however, we will adjust the Account Value according to the terms of the rider.

There is an additional charge for this rider that varies based on the individual characteristics of the Insured. See the “Rider Charges” table under the “Fee Tables” section for information about the Waiver of Monthly Charges Rider charge.

This rider may be added at any time and may be cancelled by the Certificate Owner’s Written Request. Cancellation will take effect on the Monthly Calculation Date that is on, or next follows, the date we receive the Written Request at our Administrative Office.

Federal Income Tax Considerations

The information in this prospectus is general and is not an exhaustive discussion of all tax questions that might arise under the certificate. The information presented is not written or intended as tax or legal advice. You are encouraged to seek tax and legal advice from a qualified tax advisor. In addition, we do not profess to know the likelihood that current federal income tax laws and Treasury Regulations or the current interpretations of the Internal Revenue Code of 1986, as amended (IRC), Regulations, and other guidance will continue. We cannot make any guarantee regarding the future tax treatment of any certificate. We reserve the right to make changes in the certificate to assure that it continues to qualify as life insurance for tax purposes.

No attempt is made in this prospectus to consider any applicable state or other tax laws.

This certificate is intended to qualify under Section 7702 of the IRC as a “life insurance contract” for federal tax purposes. To maintain its status as a “life insurance contract” we will monitor the certificate for compliance with the limits established by the IRC. In any Certificate Year, we reserve the right to take any action we deem necessary to maintain the status of the certificate, including the right to refund premium or to distribute to you a portion of the Account Value. We may adjust the applicable limits to reflect any certificate change(s) we permit, but we may also restrict or deny any change to the certificate benefits (such as rider additions, rider removal or reduction, or Withdrawals) to the extent required to maintain the certificate’s status.

Certificate Proceeds and Loans

We believe the certificate meets the IRC definition of life insurance. Therefore, the death benefit under the certificate generally is excludible from the Beneficiary’s gross income under federal tax law. If you sell the certificate or there is a transfer for value under IRC 101(a)(2), all or a portion of the death benefit under the certificate may become taxable unless an exception applies.

As a life insurance certificate under the IRC, the gain accumulated in the certificate is not taxed until it is withdrawn or otherwise accessed. Any gain withdrawn from the certificate is taxed as ordinary income.

From time to time, the Company may be entitled to certain tax benefits related to the investment of Company assets, including those comprising the certificate value. These tax benefits, which may include foreign tax credits and the corporate dividends received deduction, are not passed back to you since the Company is the owner of the assets from which the tax benefits are derived.

The following information applies only to a certificate that is not a MEC under federal tax law. See “Modified Endowment Contracts” later in this section for information about MECs.

As a general rule, withdrawals are taxable only to the extent that the amounts received exceed your cost basis (also referred to as investment in the contract) in the certificate. Cost basis equals the sum of the premiums and other consideration paid for the certificate less any prior withdrawals under the certificate that were not subject to income taxation. For example, if your cost basis in the certificate is $10,000, amounts received under the certificate will not be taxable as income until they exceed $10,000 in the aggregate; then, only the excess over $10,000 is taxable.

39

However, special rules apply to certain withdrawals associated with a decrease in the certificate death benefit. The IRC provides that if:

•	there is a reduction of benefits during the first 15 years after a certificate is issued, and
•	there is a cash distribution associated with the reduction,

you may be taxed on all or a part of the amount distributed. After 15 years, cash distributions are not subject to federal income tax, except to the extent they exceed your cost basis.

If you surrender the certificate for its Surrender Value, all or a portion of the distribution may be taxable as ordinary income. The distribution represents income to the extent the value received exceeds your cost basis in the certificate. For this calculation, the value received is equal to the Account Value, but not reduced by any outstanding Certificate Debt. Therefore, if there is a loan on the certificate when the certificate is surrendered, the loan will reduce the cash actually paid to you but will not reduce the amount you must include in your taxable income as a result of the surrender.

To illustrate how certificate termination with an outstanding loan can result in adverse tax consequences as described above, suppose that your cost basis in the certificate is $10,000, your Account Value is $15,000, you have no surrender charges, and you have received no other distributions and taken no Withdrawals under the certificate. If, in this example, you have an outstanding Certificate Debt of $14,000, you would receive a payment equal to the surrender value of only $1,000; but you still would have taxable income at the time of surrender equal to $5,000 ($15,000 Account Value minus $10,000 cost basis).

The potential that Certificate Debt will cause taxable income from certificate termination to exceed the payment received at termination also may occur if the certificate terminates without value. Factors that may contribute to these potential situations include:

1.	amount of outstanding Certificate Debt at or near the maximum loan value;
2.	unfavorable investment results affecting your certificate Account Value;
3.	increasing monthly certificate charge rates due to increasing Attained Ages of the Insureds (An Insured’s Attained Age is equal to his or her issue age plus the number of completed Certificate Years.); and
4.	high or increasing amount of Insurance Risk, depending on death benefit option and changing Account Value.

One example occurs when the Certificate Debt Limit is reached. If, using the previous example, the Account Value were to decrease to $14,000 due to unfavorable investment results, and the certificate were to terminate because the Certificate Debt Limit is reached, the certificate would terminate without any cash paid to you; but your taxable income from the certificate at that time would be $4,000 ($14,000 Account Value minus $10,000 cost basis). The certificate also may terminate without value if unpaid certificate loan interest increases the outstanding Certificate Debt to reach the Certificate Debt Limit.

To avoid certificate terminations that may give rise to significant income tax liability, you may need to make substantial premium payments or loan repayments to keep your certificate in force.

You can reduce the likelihood that these situations will occur by considering these risks before taking a certificate loan. If you take a certificate loan, you should monitor the status of your certificate with your registered representative and your tax adviser at least annually, and take appropriate preventative action.

We believe that, under current tax law, any loan taken under the certificate will be treated as Certificate Debt of the Certificate Owner. If your certificate is not a MEC, the loan will not be considered income to you when received.

Interest on certificate loans used for personal purposes generally is not tax-deductible. However, you may be able to deduct this interest if the loan proceeds are used for “trade or business” or “investment” purposes, provided that you meet certain narrow criteria.

If the Certificate Owner is a corporation or other business, additional restrictions may apply. For example, there are limits on interest deductions available for loans against a business-owned certificate. In addition, the IRC restricts the ability of a business to deduct interest on debt totally unrelated to any life insurance, if the business holds a cash value policy on the life of certain Insureds. The corporate alternative minimum tax (AMT) may apply to the gain accumulated in a certificate held by a corporation. The corporate AMT may also apply to a portion of the amount by which death benefits received exceed the certificate’s Surrender Value on the date of death. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.

40

Investor Control and Diversification

There are a number of tax benefits associated with variable life insurance policies. Gains on the Net Investment Experience of the Separate Account are deferred until withdrawn or otherwise accessed, and gains on transfers among Divisions of the Separate Account also are deferred. For these benefits to continue, the certificate must continue to qualify as life insurance. In addition to other requirements, federal tax law dictates that the insurer, and not the Certificate Owner, has control of the investments underlying the various Divisions for the certificate to qualify as life insurance.

You may make transfers among Divisions, but you may not direct the investments each Division makes. If the Internal Revenue Service (IRS) were to conclude that you, as the investor, have control over these investments, then the certificate would no longer qualify as life insurance and you would be taxed on the gain in the certificate as it is earned rather than when it is withdrawn or otherwise accessed.

The IRS has provided some guidance on investor control, but many issues remain unclear. One such issue is whether a Certificate Owner can have too much investor control if the variable life certificate offers a large number of Divisions in which to invest Account Values. We do not know if the IRS will provide any further guidance on the issue. We do not know if any such guidance would apply retroactively to certificates already in force.

Consequently, we reserve the right to further limit Net Premium allocations and transfers under the certificate, so that it will not lose its qualification as life insurance due to investor control.

In addition, the IRC requires that the investments of the Divisions be “adequately diversified” in order for a certificate to be treated as a life insurance contract for federal income tax purposes. It is intended that the Divisions, through their Funds, will satisfy these diversification requirements.

Modified Endowment Contracts

If a certificate is a Modified Endowment Contract (MEC) under federal tax law, loans, withdrawals, and other amounts distributed under the certificate are taxable to the extent of any income accumulated in the certificate. The certificate income is the excess of the Account Value (both loaned and unloaned) over your cost basis. For example, if your cost basis in the certificate is $10,000 and the Account Value is $15,000, then all distributions up to $5,000 (the accumulated certificate income) are immediately taxable as income when withdrawn or otherwise accessed. The collateral assignment of a MEC is also treated as a taxable distribution. Death benefits paid under a MEC, however, are not taxed any differently than death benefits payable under other life insurance contracts.

If any amount is taxable as a distribution of income under a MEC, it will also be subject to a 10% penalty tax. There are a few exceptions to the additional penalty tax for distributions to individual Certificate Owners. The penalty tax will not apply to distributions:

•	made on or after the date the taxpayer attains age 59 1⁄2; or
•	made because the taxpayer became disabled; or
•	made as part of a series of substantially equal periodic payments paid for the life or life expectancy of the taxpayer, or the joint lives or joint life expectancies of the taxpayer and the taxpayer’s Beneficiary. These payments must be made at least annually.

A certificate is a MEC if it satisfies the IRC definition of life insurance but fails the “7-Pay Test.” A certificate fails this test if:

a.	the accumulated amount paid under the certificate at any time during the first seven contract years exceeds

b.	the total premiums that would have been payable at that time for a certificate providing the same benefits guaranteed after the payment of seven level annual premiums.

A life insurance certificate may pass the 7-Pay Test and still be taxed as a MEC if it is received in a section 1035 tax-deferred exchange for a MEC.

If certain changes are made to a certificate, we will retest it to determine if it has become a MEC. For example, if you reduce the death benefit during a 7-Pay Testing period we will retest the certificate using the lower benefit amount from the start of that testing period. If the reduction in death benefit causes the certificate to fail the 7-Pay Test for any prior Certificate Year, the certificate will be treated as a MEC beginning with the Certificate Year in which the reduction takes place.

41

Any reduction in benefits attributable to the non-payment of premiums will not be taken into account if the benefits are reinstated within 90 calendar days after the reduction in such benefits.

We will retest whenever there is a “material change” to the certificate while it is in force. If there is a material change, a new 7-Pay Test period begins at that time. The term “material change” includes certain increases in death benefits.

Since the certificate provides for flexible premium payments, we have procedures for determining whether increases in death benefits or additional premium payments cause the start of a new 7-Pay Test period or cause the certificate to become a MEC.

Once a certificate fails the 7-Pay Test, loans and distributions taken in the year of failure and in future years are taxable as distributions from a MEC to the extent of gain in the certificate. In addition, the IRS has authority to apply the MEC taxation rules to loans and other distributions received in anticipation of the certificate’s failing the 7-Pay Test. The IRC authorizes the issuance of regulations providing that a loan or distribution, if taken within two years prior to the certificate’s becoming a MEC, shall be treated as received in anticipation of failing the 7-Pay Test. However, such written authority has not yet been issued.

Under current circumstances, a loan, collateral assignment, or other distribution under a MEC may be taxable even though it exceeds the amount of gain accumulated in that particular certificate. For purposes of determining the amount of taxable income received from a MEC, the law considers the total of all gain in all the MECs issued within the same calendar year to the same Certificate Owner by an insurer and its affiliates. Loans, collateral assignments, and distributions from any one MEC are taxable to the extent of this total gain.

Other Tax Considerations

A change of the Certificate Owner or an Insured, or an exchange or assignment of the certificate, may cause the Certificate Owner to recognize taxable income.

The impact of federal income taxes on values under the certificate and on the benefit to you or your Beneficiary depends on MassMutual’s tax status and on the tax status of the individual concerned. We currently do not make any charge against the Separate Account for federal income taxes. We may make such a charge eventually in order to recover the future federal income tax liability to the Separate Account.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Federal estate and gift taxes, state and local estate taxes, and other taxes depend on the circumstances of each Certificate Owner or Beneficiary.

Qualified Plans

The certificate may be used as part of certain tax-qualified and/or ERISA employee benefit plans. Since the rules concerning the use of a certificate with such plans are complex, you should not use the certificate in this way until you have consulted a competent tax adviser. You may not use the certificate as part of an Individual Retirement Account (IRA) or as part of a Tax-Sheltered Annuity (TSA) or an IRC Section 403(b) custodial account.

Employer-Owned Policies

The IRC contains certain notice and consent requirements for “employer-owned life insurance” policies. The IRC defines “employer-owned life insurance” as a life insurance contract:

a.	that is owned by a person or entity engaged in a trade or business (including policies owned by related or commonly controlled parties);
b.	insuring the life of a U.S. citizen or resident who is an employee on the date the contract is issued; and
c.	under which the certificateholder is directly or indirectly a Beneficiary.

The tax-free death benefit for employer-owned life insurance is limited to the amount of premiums paid unless certain notice and consent requirements are met. The notice requirements are met if, before the contract is issued, the employee is notified in writing of the following:

a.	the employer intends to insure the employee’s life;
b.	the maximum face amount for which the employee could be insured at the time the contract was issued; and
c.	the employer will be the Beneficiary of any proceeds payable on the death of the employee.

42

Prior to issuance of the contract, the employee must provide written consent to being insured under the contract and to continuation of the coverage after employment terminates.

The law also imposes annual reporting and record keeping requirements for businesses owning employer-owned life insurance policies. The employer must maintain records of the employer’s notice and the employee’s consent, and must file certain annual reports with the IRS.

Provided that the notice and consent requirements are satisfied, the death proceeds of an employer-owned life insurance policy will generally be income tax-free in the following situations:

1.	At the time the contract is issued, the Insured employee is a director, highly compensated employee, or highly compensated individual within the meaning of IRC section 101(j)(2)(A)(ii);
2.	The Insured was an employee at any time during the 12-month period before his or her death;
3.	The proceeds are paid to a member of the Insured’s family, an individual who is the designated Beneficiary of the Insured under the contract, a trust established for the benefit of any such member of the family or designated Beneficiary, or the Insured’s estate; or
4.	The proceeds are used to purchase an equity interest in the employer from any of the persons described in (3).

Death proceeds that do not fall within one of the enumerated exceptions will be subject to ordinary income tax (even if the notice and consent requirements were met), and MassMutual will report payment of taxable proceeds to the IRS, where applicable.

Business Uses of Certificate

Businesses can use the certificates in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. The Internal Revenue Service and Treasury have issued guidance that may substantially affect these arrangements. If you are purchasing the certificate for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

Tax Shelter Regulations

Prospective Certificate Owners that are corporations should consult a tax adviser about the treatment of the certificate under the Treasury Regulations applicable to corporate tax shelters.

Alternative Minimum Tax

If the Certificate Owner of the life insurance policy is a corporation, there may also be an indirect tax upon the income in the policy or the proceeds of the policy under the federal corporate alternative minimum tax. The Tax Cuts and Jobs Act of 2017 has repealed the corporate AMT effective for tax years starting on or after January 1, 2018.

Generation Skipping Transfer Tax

Under certain circumstances, the IRC may impose a “generation skipping transfer tax” when all or part of a life insurance certificate is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Certificate Owner. Regulations issued under the IRC may require us to deduct the tax from your certificate, or from any applicable payment, and pay it directly to the IRS.

Federal Income Tax Withholding

To the extent that certificate distributions are taxable, they are generally subject to withholding for federal income tax. Certificate Owners can generally elect, however, not to have tax withheld from distributions.

Life Insurance Purchases by Residents of Puerto Rico

Income received by residents of Puerto Rico under life insurance certificates issued by a United States life insurance company is U.S.-source income that is generally subject to United States federal income tax.

43

Non-Resident Aliens and Foreign Entities

Generally, a distribution from a contract to a non-resident alien or foreign entity is subject to federal income tax withholding at a rate of 30% of the amount of the income that is distributed. A non-resident alien is a person who is neither a citizen, nor a resident, of the United States of America (U.S.). We are required to withhold the tax and send it to the IRS. Some distributions to non-resident aliens or foreign entities may be subject to a lower (or no) tax if a treaty applies. In order to obtain the benefits of such a treaty, the non-resident alien must claim the treaty benefit on Form W-8BEN (or the equivalent entity form), providing us with:

1.	proof of residency (in accordance with IRS requirements); and
2.	the applicable taxpayer identification number.

If the above conditions are not met, we will withhold 30% of the income from the distribution. Additionally, under the Foreign Account Tax Compliance Act effective July 1, 2014, U.S. withholding may be required for certain foreign entity owners (including foreign financial institutions and non-financial foreign entities (such as corporations, partnerships and trusts)) at a rate of 30% without regard to lower treaty rates.

Sales to Third Parties

If you sell your certificate to a viatical settlement provider, and the Insured is considered terminally or chronically ill within the meaning of IRC section 101(g), the proceeds of the sale will be treated as death benefit proceeds, and will generally be received by you income tax-free.

However, the sale of your certificate to an unrelated investor in a sale that does not qualify as a viatical settlement may have adverse tax consequences. IRS guidance provides that the gain from such a sale is taxed as ordinary income to the extent that you would have realized ordinary income if you had instead surrendered your certificate. Any amount you receive in excess of that amount is taxed as capital gain income. Under the Tax Cuts and Jobs Act of 2017, these sales may qualify as reportable sales and require the purchaser and the contract issuer to report the sale to the seller and the IRS. Previously the IRS had taken the position that your cost basis in the policy for computing the gain on the sale must be decreased by the cumulative cost of insurance charge incurred prior to the sale. The Tax Cuts and Jobs Act of 2017 provides that for reportable sales that take place after August 25, 2009, no reduction in the cost basis for the cost of insurance incurred is required.

Medicare Hospital Insurance Tax

A Medicare Hospital Insurance Tax (known as the “Unearned Income Medicare Contribution”) applies to all or part of a taxpayer’s “net investment income,” at a rate of 3.8%, when certain income thresholds are met. “Net investment income” is defined to include, among other things, non-qualified annuities and net gain attributable to the disposition of property. Under final tax regulations, this definition includes the taxable portion of any annuitized payment from a life insurance contract and it may also include the gain from the sale of a life insurance contract. Under current guidance we are required to report to the IRS whether a distribution is potentially subject to the tax. You should consult a tax adviser as to the potential impact of the Medicare Hospital Insurance Tax on your certificate.

Other Information

Paid-up Certificate Date

The Paid-up Certificate Date is the Certificate Anniversary after the Insured’s 100th birthday. On and after this date, your Base Selected Face Amount will equal the Account Value and your Supplemental Selected Face Amount will equal zero. As of this date and thereafter, the death benefit option will be Death Benefit Option A, the charge for cost of insurance will be $0 and we will no longer accept premium payments. We will continue to deduct any other Account Value charges. Your payment of premiums does not guarantee that the certificate will continue in force to the Paid-up Certificate Date.

Distribution

The certificates are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with

44

the Company, on its own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the certificates sold by its registered representatives, and MML Distributors serves as principal underwriter of the certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

Both MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA). MMLIS and MML Distributors receive compensation for their actions as principal underwriters of the certificates.

Commissions.  Commissions are paid to MMLIS and all broker-dealers who sell the certificate. Commissions for sales of the certificates by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the certificates by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers.

Commissions are a percentage of premiums paid under the certificates. Commissions will not exceed 30% of premiums, plus 0.20% of the certificate’s average annual Variable Account Value.

Additional Compensation Paid to MMLIS.  Most MMLIS registered representatives are also MassMutual insurance agents, and as such, are eligible for certain cash and non-cash benefits from MassMutual. Cash compensation includes bonuses and allowances based on factors such as sales, productivity and persistency. Non-cash compensation includes various recognition items such as prizes and awards as well as attendance at, and payment of the costs associated with attendance at, conferences, seminars and recognition trips, and also includes contributions to certain individual plans such as pension and medical plans. Sales of this certificate may help these registered representatives and their supervisors qualify for such benefits. MMLIS registered representatives who are also general agents or sales managers of MassMutual also may receive overrides, allowances and other compensation that is based on sales of the certificate by MMLIS registered representatives.

Additional Compensation Paid to Certain Broker-Dealers.  In addition to the commissions described above, we may make cash payments to certain broker-dealers to attend sales conferences and educational seminars, thereby promoting awareness of our products. This additional compensation is not offered to all broker-dealers and the terms of the arrangements may differ among broker-dealers. Any such compensation will be paid by MML Distributors or us out of our or MML Distributors’ assets and will not result in any additional direct charge to you.

Compensation in General.  The compensation arrangements described in the paragraphs above may provide a registered representative with an incentive to sell this certificate over other available policies whose issuers do not provide such compensation or which provide lower levels of compensation. You may want to take these compensation arrangements into account when evaluating any recommendations regarding this certificate.

We intend to recoup a portion of the cash and non-cash compensation payments that we make through the assessment of certain charges described in this prospectus. We may also use some of the 12b-1 distribution fee payments (if applicable) and other payments that we receive from certain Funds to help us make these cash and non-cash payments.

Your registered representative typically receives a portion of the compensation that is payable to his or her broker-dealer, depending on the agreement between the representative and their firm. MassMutual is not involved in determining compensation paid to a registered representative of an unaffiliated broker-dealer. You may contact, as applicable, MMLIS, your broker-dealer or registered representative to find out more information about the compensation they may receive in connection with your purchase of a certificate.

Other Certificate Rights and Limitations

Right to Assign the Certificate.  You may assign your certificate as collateral for a loan or other obligation, subject to any outstanding Certificate Debt and our approval. We will refuse or accept any request to assign the certificate on a non-discriminatory basis. Please refer to your certificate. For any assignment we allow to be binding on us, we must receive a Written Request and a copy of the signed assignment in proper form at our Administrative Office. We are not responsible for the validity of any assignment. If you assign your certificate, certain of your rights may only be exercised with the consent of the assignee of record. The interest of the Beneficiary or any other person will be subject to the assignment.

Your Voting Rights.  We are the legal owner of the Fund shares. However, you have the right to instruct us how to vote on questions submitted to the shareholders of the Funds supporting the certificate. This right is limited to the extent you have Account Value allocated to a Division invested in those Funds on the record date. We vote shares for which we do not receive instructions in the same proportion as the shares for which we do receive instructions. The shares held in the name of the

45

Company and its affiliates will also be proportionately voted. This process may result in a small number of Certificate Owners controlling the vote. There is no minimum number of votes required. If we determine that we are no longer required to comply with the above, we will vote the shares in our own right.

Your right to instruct us is based on the number of shares of the Funds attributable to your certificate. The number of shares of any Fund, attributable to your certificate, is determined by dividing the Account Value held in that Division by $100. Fractional votes are counted.

We will send you or, if permitted by law, make available electronically, proxy material and a form to complete giving us voting instructions.

Understanding Your Product.  Variable life insurance policies are complex insurance products with unique benefits. Before you purchase a variable life insurance certificate, you should consider whether, among other things:

•	you have a need for death benefit protection;
•	you understand the risks and benefits of the certificate;
•	you can afford to pay the applicable certificate charges to keep the certificate in force;
•	you understand how the certificate charges impact your certificate’s Account Value;
•	you understand your Account Value will fluctuate when allocated to the Separate Account;
•	you understand that the Company prohibits market timing and frequent transfers;
•	you understand that you generally have no access to your Account Value in the first six (6) months;
•	you understand whether your registered representative will receive more compensation for selling this life insurance certificate rather than another;
•	you understand that if you are older, the following features of a variable life insurance policy will more likely disadvantage you:
1.	the limitations on Account Value access; and
2.	the impact of Account Value fluctuations on variable death benefit options.

Deferral of Payments.  We may delay payment of any surrenders, Withdrawals and loan proceeds from the GPA for up to six months from the date the request is received at our Administrative Office.

We may suspend or postpone transfers from the Divisions, or delay payment of any surrenders, Withdrawals, loan proceeds, and death benefits from the Separate Account during any period when:

•	it is not reasonably practicable for us to determine the amount because the NYSE is not open for trading, except for normal weekend or holiday closings, or trading is restricted by the SEC;
•	the SEC determines that an emergency exists; or
•	the SEC permits us to delay payment for the protection of our Certificate Owners.

If, pursuant to SEC rules, a money market fund suspends payment of redemption proceeds in connection with the implementation of liquidity gates by the Fund, we will delay payment of any transfer, Withdrawal, surrender, loan, or death benefit from a money market Division until the removal of such liquidity gates.

If we delay payment of a surrender or Withdrawal for 30 calendar days or more, we add interest to the date of payment at the same rate it is paid under the interest payment option.

Possible Restrictions on Financial Transactions.  Federal laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment or block a Certificate Owner’s ability to make certain transactions and thereby refuse to accept any request for transfers, Withdrawals, surrenders, loans, or death benefits, until the instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your certificate to government regulators.

Reservation of Company Rights to Change the Separate Account

Separate Account Changes.  We reserve the right, subject to compliance with applicable federal securities laws and regulations and any other federal or state law, to create separate accounts and make certain material changes to the structure and operation of the Separate Account, including, among other things to:

•	create new Divisions of the Separate Account;
•	create new segments of the Separate Account for any new variable life insurance products we create in the future;

46

•	eliminate Divisions of the Separate Account;
•	close existing Divisions of the Separate Account to allocations of new premium payments by current or new Certificate Owners;
•	combine the Separate Account or any Divisions with one or more different separate accounts or Divisions;
•	transfer the assets of the Separate Account or any Division that we may determine to be associated with the class of contracts to which the certificate belongs to another separate account or Division;
•	operate the Separate Account as a management investment company under the 1940 Act or in any other form permitted by law;
•	de-register the Separate Account under the 1940 Act in the event such registration is no longer required;
•	change the name of the Separate Account;
•	establish a charge against the Separate Account to recover any future federal tax liability in the event that the gains on the Net Investment Experience of the Separate Account become subject to federal income tax; and
•	increase the charges assessed against the Separate Account, provided, however, that the charges will not exceed the maximum charges identified in the fee tables.

Computer System Failures and Cybersecurity

The Company and its business partners rely on computer systems to conduct business, including customer service, marketing and sales activities, customer relationship management and producing financial statements. While the Company and its business partners have policies, procedures, automation and backup plans designed to prevent or limit the effect of failure, our respective computer systems may be vulnerable to disruptions or breaches as the result of natural disasters, man-made disasters, criminal activity, pandemics, or other events beyond our control. The failure of our or our business partners’ computer systems for any reason could disrupt operations, result in the loss of customer business and adversely impact profitability.

The Company and its business partners retain confidential information on our respective computer systems, including customer information and proprietary business information. Any compromise of the security of our or our business partners’ computer systems that results in the disclosure of personally identifiable customer information could damage our reputation, expose us to litigation, increase regulatory scrutiny and require us to incur significant technical, legal and other expenses.

Legal Proceedings

The Company is subject to legal and regulatory actions, including class action lawsuits, in the ordinary course of its business. Our pending legal and regulatory actions include proceedings specific to us, as well as proceedings generally applicable to business practices in the industry in which we operate. From time to time, we also are subject to governmental and administrative proceedings and regulatory inquiries, examinations, and investigations in the ordinary course of our business. In addition, we, along with other industry participants, may occasionally be subject to investigations, examinations, and inquiries (in some cases industry-wide) concerning issues upon which regulators have decided to focus. Some of these proceedings involve requests for substantial and/or unspecified amounts, including compensatory or punitive damages.

While it is not possible to predict with certainty the ultimate outcome of any pending litigation proceedings or regulatory action, management believes, based on information currently known to it, that the ultimate outcome of all pending litigation and regulatory matters, after consideration of applicable reserves and rights to indemnification, is not likely to have a material adverse effect upon the Separate Account, the ability of the principal underwriter(s) to perform in accordance with its contracts with the Company on behalf of the Separate Account, or the ability of the Company to meet its obligations under the policy.

For more information regarding the Company’s litigation and other legal proceedings, see the notes to the Company’s financial statements contained within the SAI.

Our Ability to Make Payments Under the Certificate

Our Claims-Paying Ability.  Our claims-paying ability (Claims-Paying Ability) is our ability to meet any contractual obligation we have to pay amounts under the certificate. These amounts include death benefits, Withdrawals, surrenders, certificate loans, and any amounts paid through the certificate’s additional features and guarantees. It is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and as with any insurance product, there are risks to purchasing this certificate. For this reason, when purchasing a certificate and making investment decisions, you should consider our financial strength and claims-paying ability to meet our obligations under the certificate.

47

Obligations of Our Separate Account.  Net Premium and Account Value may be allocated to the Divisions. The Separate Account will purchase equivalent shares in the corresponding Funds. Any death benefits, Withdrawals, surrenders, certificate loans, or transfers of Account Value from the Divisions will be redeemed from the corresponding Funds. We cannot use the Separate Account’s assets to pay any of our liabilities other than those arising from the certificates. See “The Separate Account” section.

Obligations of Our General Investment Account.  Net Premium and Account Value you allocate to the GPA is maintained in our General Investment Account. The assets of our General Investment Account support our insurance and annuity obligations and are subject to our general liabilities from our business operations and to claims by our creditors. We use General Investment Account assets for many purposes including to pay death benefits, Withdrawals, surrenders, certificate loans, and transfers from the GPA as well as to pay amounts we provide to you through elected additional features and guarantees that are in excess of your Variable Account Value allocated to the Separate Account.

Because of exemptive and exclusionary provisions, the General Investment Account, unlike the Separate Account, has not been registered under the 1933 Act or the 1940 Act. As a result, the General Investment Account is generally not subject to the provisions of the 1933 Act or the 1940 Act. However, disclosures in this prospectus that relate to the GPA and the General Investment Account are subject to certain generally applicable provisions of the federal securities laws that require complete and accurate statements in prospectuses.

Unclaimed Property

Every state has some form of unclaimed property law that imposes varying legal and practical obligations on insurers and, indirectly, on Certificate Owners, Insureds, Beneficiaries, and any other payees of proceeds from a certificate. Unclaimed property laws generally provide for the transfer of benefits or payments under various circumstances to the abandoned property division or unclaimed property office in the state of last residence. This process is known as escheatment. To help avoid escheatment, keep your own information, as well as Beneficiary and any other payee information up-to-date, including: full names, postal and electronic media addresses, telephone numbers, dates of birth, and social security numbers. To update this information, contact our Administrative Office.

Financial Statements

We encourage both existing and prospective owners to read and understand our financial statements and those of the Separate Account. Our audited statutory financial statements and the Separate Account’s audited U.S. GAAP financial statements are included in the SAI. You can request an SAI by contacting our Administrative Office at the number or address on page 1 of this prospectus.

48

The SAI contains additional information about the Separate Account and the certificate. The SAI is incorporated into this prospectus by reference and it is legally part of this prospectus. We filed the SAI with the SEC. The SEC maintains a website (www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding companies that file electronically with the SEC.

Information about the Separate Account, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the Public Reference Room may be obtained by calling the SEC at 202-551-8090. You may also obtain copies of this information, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549-4644.

For a free copy of the SAI, other information about this certificate, or general inquiries, contact our Administrative Office:

Massachusetts Mutual Life Insurance Company

LCM Document Management Hub

1295 State Street

PO Box 2488

Springfield, MA 01101-2488

1-800-548-0073

(Fax) 1-860-562-6154

(E-mail) LCMClientServices@massmutual.com

www.massmutual.com

You can also request, free of charge, a personalized illustration of death benefits, Surrender Values, and Account Values from your registered representative or by calling our Administrative Office.

Investment Company Act file number: 811-08075

Securities Act file number: 333-206438

Class (Contract) Identifier: C000161953

STATEMENT OF ADDITIONAL INFORMATION

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

(Depositor)

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I

(Registrant)

May 1, 2018

This is not a prospectus. This Statement of Additional Information (SAI) should be read in conjunction with the prospectus dated May 1, 2018 for the Strategic Group Variable Universal Life® II (GVUL II) certificate. The GVUL II certificate and its prospectus may be referred to in this SAI.

For a copy of the GVUL II prospectus, contact your registered representative, our Administrative Office by mail at Massachusetts Mutual Life Insurance Company, LCM Document Management Hub, 1295 State Street, PO Box 2488, Springfield, Massachusetts 01101-2488, or by phone (1-800-548-0073), by Fax at 1-860-562-6154, or by email at LCMClientServices@massmutual.com, or access the Internet at www.massmutual.com, or access the Securities and Exchange Commission website at www.sec.gov.

	SAI	Prospectus
General Information and History	2
• Company	2	9
• The Separate Account	2	14

Services	2

Additional Information About the Operation of the Certificate and the Registrant	2
• Purchase of Shares in the Funds	2
• Annual Reports	2
• Benefits Available by Rider	3	35

Underwriters	3	44
• Commissions	4

Additional Information	5
• Underwriting Procedures	5
• Premium Load Charge	5	31
• Special Purchase Plans – Reduction of Charges	5	34
• Increases in Selected Face Amounts	6	29

Performance Data	6

Experts	6

Financial Statements	7	48
• The Registrant	7
• The Depositor	7

Strategic Group Variable Universal Life® II (GVUL II)

Statement of Additional Information

1

GENERAL INFORMATION AND HISTORY

Company

In this Statement of Additional Information, “The Company,” “we,” “us,” and “our” refer to Massachusetts Mutual Life Insurance Company (MassMutual). MassMutual and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts to individual and institutional customers in all 50 states of the U.S., the District of Columbia and Puerto Rico. Products and services are offered primarily through MassMutual’s distribution channels: MassMutual Financial Advisors, Direct to Consumer, Institutional Solutions and Workplace Solutions.

MassMutual was established on May 15, 1851 and is organized as a mutual life insurance company in the Commonwealth of Massachusetts. MassMutual’s home office is located at 1295 State Street, Springfield, Massachusetts 01111-0001.

The Separate Account

The Company’s Board of Directors established Massachusetts Mutual Variable Life Separate Account I (Separate Account) on July 13, 1988, as a separate investment account of MassMutual. It was established based on the laws of the Commonwealth of Massachusetts. It is registered with the Securities and Exchange Commission as a unit investment trust under the provisions of the Investment Company Act of 1940.

SERVICES

The Company holds title to the assets of the Separate Account. The Company maintains the records and accounts relating to the Guaranteed Principal Account (GPA), the Separate Account, the segment within the Separate Account established to receive and invest premium payments for the certificates, and the Divisions of that segment.

ADDITIONAL INFORMATION ABOUT THE

OPERATION OF THE CERTIFICATE AND THE REGISTRANT

Purchase of Shares in the Funds

Shares are purchased and redeemed at net asset value. Fund dividends and capital gain distributions are automatically reinvested, unless the Company, on behalf of the Separate Account, elects otherwise.

Because the Funds are also offered in variable annuity contracts, it is possible that conflicts could arise between the owners of variable life insurance policies and the owners of variable annuity contracts. If a conflict exists, the Fund’s board will notify the insurers and take appropriate action to eliminate the conflict.

Annual Reports

Each year within 30 calendar days after the Certificate Anniversary, we will provide the Certificate Owner a report showing:

•	the Account Value at the beginning of the previous Certificate Year;

•	all premiums paid since that time;

•	all additions to and deductions from the Account Value during the Certificate Year; and

•	the Account Value, death benefit, Surrender Value and Certificate Debt as of the last Certificate Anniversary.

This report will be provided at no cost and may contain additional information if required by any applicable law or regulation.

Strategic Group Variable Universal Life® II (GVUL II)

Statement of Additional Information

2

Benefits Available by Rider

Accelerated Benefits for Terminal Illness Rider. This rider advances to the Certificate Owner a portion of the certificate’s death benefit, when we receive proof, satisfactory to us, that the Insured is terminally ill and is not expected to live more than 12 months (24 months in Illinois, Kansas, Massachusetts and Washington). In return for the advance payment, a lien is placed on the certificate equal to the amount of benefit accelerated. Interest is not charged on the lien. Please refer to the prospectus for further information about the rider.

Accidental Death Benefit Rider. This rider provides a benefit if the Insured dies due to accidental causes prior to attaining age 65, when we receive proof, satisfactory to us, of accidental death. Proof of claim must be received at our Administrative Office while the certificate is in force. The rider ends automatically on the Certificate Anniversary date which is on or next following the Insured’s 65th birthday; or upon the termination of the certificate for any reason.

Children’s Level Term Insurance Rider. This rider provides level term insurance on the life of an Insured’s children. Subject to certain conditions set forth in the rider, the coverage for the insured child under the rider is convertible for a limited amount of time and subject to certain conditions.

Coverage under this rider terminates on the earliest of:

1. the date the certificate terminates;

2. the Certificate Anniversary date on or next following the youngest insured child’s 26th birthday;

3. the Monthly Calculation Date on or next following the date we receive your Written Request to terminate this rider; or

4. the Insured’s Attained Age 65.

Overloan Protection Rider. This rider is automatically attached on the Issue Date of the certificate if the certificate has been issued using the Guideline Premium Test under Section 7702 of the Internal Revenue Code of 1986, as amended. In the event that the certificate’s non-loaned Account Value is insufficient to cover the certificate’s monthly charges and certain conditions in the rider are satisfied, this rider provides a paid-up life insurance benefit.

Spouse Level Term Insurance Rider. This rider provides level term insurance on the life of an insured spouse. The spouse may not be legally separated from the Insured when coverage under the rider becomes effective. Spouse as defined in this rider includes civil union or domestic partner if recognized under applicable state law. The minimum amount of term insurance under this rider is $50,000. Subject to certain conditions in the rider, the rider may be converted into a policy on the life of the insured spouse without evidence of insurability. You may request an increase or decrease in the face amount of the rider, which will be subject to our approval. If you change the face amount, your certificate charges will change accordingly. There is an additional charge for this rider that varies based on the individual characteristics of the insured spouse. See the “Rider Charges” table in the “Fee Tables” section of the prospectus for information about the Spouse Level Term Insurance Rider charge.

Waiver of Monthly Charges Rider. Under this rider, we will waive monthly charges due for the certificate (other than the mortality and expense risk charge) while the Insured is totally disabled as defined in the rider.

UNDERWRITERS

The certificates are sold by both registered representatives of MML Investors Services, LLC (MMLIS), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (MML Distributors), a subsidiary of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its own behalf

Strategic Group Variable Universal Life® II (GVUL II)

Statement of Additional Information

3

and on behalf of the Separate Account, MMLIS serves as principal underwriter of the certificates sold by its registered representatives, and MML Distributors serves as principal underwriter for the certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MMLIS is located at 1295 State Street, Springfield, MA 01111-0001. MML Distributors is located at 100 Bright Meadow Boulevard, Enfield, CT 06082-1981. MMLIS and MML Distributors are registered with the SEC as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (FINRA).

During the last two years, MMLIS and MML Distributors were paid the compensation amounts shown below for their actions as principal underwriters for the certificates described in the prospectus.

Year	MMLIS	MML Distributors
2017	$11,288	$45
2016	$0	$3

Commissions

Commissions for sales of the certificates by MMLIS registered representatives are paid by MassMutual on behalf of MMLIS to its registered representatives. Commissions for sales of the certificates by registered representatives of other broker-dealers are paid by MassMutual on behalf of MML Distributors to those broker-dealers.

During the last two years, commissions as described in the prospectus were paid by MassMutual through MMLIS and MML Distributors as shown below.

Year	MMLIS	MML Distributors
2017	$141,272	$2,409
2016	$0	$1,261

MML Distributors has selling agreements with other broker-dealers that are registered with the SEC and are members of FINRA (selling brokers). We sell the certificate through agents who are licensed by state insurance officials to sell the certificate and are registered representatives of a selling broker.

We also may contract with independent third party broker-dealers who may assist us in finding broker-dealers to offer and sell the certificates. These third parties also may provide training, marketing and other sales related functions for us and other broker-dealers. And they may provide certain administrative services to us in connection with the certificates.

Agents or selling brokers who sell the certificate receive commissions as a percentage of the premium paid. General agents may also receive compensation as a percentage of premium paid. Commissions paid will not exceed 30% of premiums, plus 0.20% of the certificate’s average annual Variable Account Value.

We may compensate agents who have financing agreements with general agents of MassMutual differently. Agents who meet certain productivity and persistency standards in selling MassMutual certificates are eligible for additional compensation. General agents and district managers who are registered representatives may also receive commission overrides, allowance and other compensations.

Agents and general agents may receive commissions at lower rates on certificates sold to replace existing insurance issued by MassMutual or any of its subsidiaries.

We may pay independent, third-party broker-dealers who assist us in finding broker-dealers to offer and sell the certificates compensation based on premium payments for the certificates. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.

Strategic Group Variable Universal Life® II (GVUL II)

Statement of Additional Information

4

While the compensation we pay to broker-dealers for sales of certificates may vary with the sales agreement and level of production, the compensation generally is expected to be comparable to the aggregate compensation we pay to agents and general agents. However, from time to time, MML Distributors may enter into special arrangements with certain broker-dealers. These special arrangements may provide for the payment of higher compensation to such broker-dealers and registered representatives for selling the certificates.

The offering is on a continuous basis.

ADDITIONAL INFORMATION

Underwriting Procedures

Before we issue a certificate to an individual evidencing insurance under a group universal life insurance policy offered by MassMutual, we will require evidence of insurability. This means that:

1. you must complete an application and submit it to our Administrative Office; and

2. we may require that the Insured have a medical examination.

Acceptance is subject to our underwriting rules, and we reserve the right to reject an application for any reason.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the certificate specifications pages, which are based on 150% of the Ultimate 2001 Commissioners’ Standard Ordinary Mortality Table and age of the Insured based on his/her last birthday (80% male).

Premium Load Charge

We deduct a premium load charge from your premium for federal and state taxes, where applicable, and the expenses related to the sale and distribution of the certificates. The premium load charge varies for each employer group depending on:

•	group enrollment procedures selected by the employer;

•	total group premium paid by the employer; and

•	the size of the employer group.

We may increase or decrease the current premium load charge; however, it will never exceed the maximum premium load charge which is 10% of each premium.

Special Purchase Plans – Reduction of Charges

We may reduce or eliminate certain charges (premium load charge, cost of insurance charge, or other charges) where the size or nature of the group results in savings in sales, underwriting, administrative or other costs, to us. These charges may be reduced in certain group, sponsored arrangements or special exchange programs made available by us. Eligibility for reduction in charges and the amount of any reduction is determined by a number of factors, including:

•	the number of Insureds;

•	the total premium expected to be paid;

•	total assets under management for the Group Policy owner;

•	the nature of the relationship among individual Insureds;

•	the purpose for which the certificates are being purchased;

•	the expected persistency of individual certificates; and

•	any other circumstances which are rationally related to the expected reduction in expenses.

Strategic Group Variable Universal Life® II (GVUL II)

Statement of Additional Information

5

The extent and nature of reductions may change from time to time. The charge structure may vary. Variations are determined in a manner not unfairly discriminatory to Certificate Owners which reflects differences in costs of services. Any reduction in charges may be discontinued after termination of employment or other relationship or if the employer is no longer sponsoring the program.

Increases in Selected Face Amount

Additional coverage acquired in accordance with an increase in face amount will incur cost of insurance charges on the same basis as the original certificate. Following an increase in face amount, Account Values and premium payments are applied to the total contract, with no distinct assignment to the original certificate and the increased portion. For increases in Base and/or Supplemental Selected Face Amount, we will require evidence of insurability based on our underwriting rules. We reserve the right to reject an application for an increase in Base and/or Supplemental Selected Face Amount for any reason.

PERFORMANCE DATA

From time to time, we may report actual historical performance of the investment funds underlying each Division of the Separate Account. These returns will reflect the fund operating expenses but they will not reflect the mortality and expense risk charge, any deductions from premiums, monthly charges assessed against the account value of the certificate, or other certificate charges. If these expenses and charges were deducted, the rates of return would be significantly lower.

The rates of return we report will not be illustrative of how actual investment performance will affect the benefits under the certificate. Neither are they necessarily indicative of future performance. Actual rates may be higher or lower than those reported. Performance will include periods before the certificate was available for sale.

We currently post investment performance reports for Strategic Group Variable Universal Life® II on our website at www.massmutual.com. You can also request a copy of the most recent report from your registered representative or by calling our Administrative Office at 1-800-548-0073, Monday—Friday, 8 AM to 5 PM Eastern Time. Questions about the information in these reports should be directed to your registered representative.

We may also distribute sales literature that includes historical performance of broad market indices, such as the Standard & Poor’s 500 Stock Index® and the Dow Jones Industrial Average. These indices are provided for informational purposes only.

EXPERTS

The financial statements of Massachusetts Mutual Variable Life Separate Account I as of December 31, 2017 and for each of the years or periods in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended and the statutory financial statements of Massachusetts Mutual Life Insurance Company (the Company) as of December 31, 2017 and 2016, and for each of the years in the three-year period ended December 31, 2017, have been included in this Statement of Additional Information herein in reliance upon the reports of KPMG LLP, an independent registered public accounting firm, which are also included herein, and upon the authority of said firm as experts in accounting and auditing. KPMG LLP’s report, dated February 16, 2018, states that the Company prepared its financial statements using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (statutory accounting practices), which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, KPMG LLP’s report states that the financial statements of the Company are not intended to be and, therefore, are not presented fairly in accordance with U.S. generally accepted accounting principles and further states that those statements are presented fairly, in all material respects, in accordance with the statutory accounting practices. The principal business address of KPMG LLP is One Financial Plaza, 755 Main Street, Hartford, Connecticut 06103.

Strategic Group Variable Universal Life® II (GVUL II)

Statement of Additional Information

6

FINANCIAL STATEMENTS

The Registrant

Report of Independent Registered Public Accounting Firm

Statement of Assets and Liabilities as of December 31, 2017

Statements of Operations and Changes in Net Assets for the years ended December 31, 2017 and 2016

Notes to Financial Statements

The Depositor

Independent Auditors’ Report

Statutory Statements of Financial Position as of December 31, 2017 and 2016

Statutory Statements of Operations for the years ended December 31, 2017, 2016 and 2015

Statutory Statements of Changes in Surplus for the years ended December 31, 2017, 2016 and 2015

Statutory Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015

Notes to Statutory Financial Statements

Strategic Group Variable Universal Life® II (GVUL II)

Statement of Additional Information

7

KPMG LLP One Financial Plaza 755 Main Street Hartford, CT 06103

Report of Independent Registered Public Accounting Firm

The Board of Directors of Massachusetts Mutual Life Insurance Company and Policy Owners of Massachusetts Mutual Variable Life Separate Account I:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Massachusetts Mutual Variable Life Separate Account I (comprised of the divisions listed in Appendix A to the opinion) (collectively, “the Separate Account”) as of December 31, 2017, the related statements of operations and changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years or periods in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Separate Account as of December 31, 2017, the results of its operations and the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Separate Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the underlying mutual funds or their transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Separate Account’s auditor since 2004.

/s/ KPMG LLP

Hartford, Connecticut

March 5, 2018

KPMG LLP is a Delaware limited liability partnership and the U.S. member firm of the KPMG network of independent member firms affiliated with KPMG International Cooperative (“KPMG International”), a Swiss entity.

LA2050	F-1

Appendix A

The Massachusetts Mutual Variable Life Separate Account I is composed of the following divisions and the activities of each division have been included within the accompanying statement of assets and liabilities as of December 31, 2017 and the related statements of operations and changes in net assets for each of the years in the two-year period then ended.

Division	Division

American Century VP Capital Appreciation Division *	Goldman Sachs U.S. Equity Insights Division

American Century VP Income & Growth Division	Invesco V.I. American Franchise Division *

American Century VP Inflation Protection Division *	Invesco V.I. Comstock Division *

American Century VP International Division	Invesco V.I. Diversified Dividend Division

American Century VP Value Division	Invesco V.I. Global Health Care Division

American Funds® Asset Allocation Division	Invesco V.I. Global Real Estate Division *

American Funds® Growth-Income Division	Invesco V.I. International Growth Division *

BlackRock Basic Value V.I. Division *	Invesco V.I. Mid Cap Growth Division *

BlackRock High Yield V.I. Division *	Invesco V.I. Small Cap Equity Division *

BlackRock Total Return V.I. Division *	Invesco V.I. Technology Division

Delaware VIP® Emerging Markets Division *	Ivy Asset Strategy Division **, ***

Delaware VIP® Small Cap Value Division *	Ivy VIP Science and Technology Division *

Deutsche Small Cap Index Division	Janus Henderson Balanced Division (Institutional Class) **

Dreyfus MidCap Stock Division *	Janus Henderson Balanced Division (Service Class) **

Eaton Vance VT Floating-Rate Income Division *	Janus Henderson Forty Division (Institutional Class) **

Fidelity® VIP Contrafund® Division (Initial Class)	Janus Henderson Forty Division (Service Class) **

Fidelity® VIP Contrafund® Division (Service Class)	Janus Henderson Global Research Division (Institutional Class) **

Fidelity® VIP Freedom 2020 Division *	Janus Henderson Global Research Division (Service Class) **

Fidelity® VIP Freedom 2025 Division *	JP Morgan Insurance Trust Small Cap Core Division *

Fidelity® VIP Freedom 2030 Division *	JP Morgan Insurance Trust U.S. Equity Division*

Fidelity® VIP Freedom 2035 Division *	Lord Abbett Developing Growth Division *

Fidelity® VIP Freedom 2040 Division *	Lord Abbett Mid Cap Stock Division *

Fidelity® VIP Freedom 2050 Division *	MFS® Blended Research Core Equity Division *

Fidelity® VIP Growth Division	MFS® Global Real Estate Division*

Fidelity® VIP Overseas Division *	MFS® Government Securities Division *

Fidelity® VIP Real Estate Division *	MFS® Growth Division

Franklin Mutual Global Discovery VIP Division *	MFS® International Value Division *

Franklin Small Cap Value VIP Division	MFS® Investors Trust Division

Franklin Strategic Income VIP Division *	MFS® Mid Cap Value Division *

Goldman Sachs Core Fixed Income Division *	MFS® New Discovery Division

Goldman Sachs Growth Opportunities Division *	MFS® Research Division

Goldman Sachs Large Cap Value Division	MFS® Utilities Division *

Goldman Sachs Mid Cap Value Division	MFS® Value Division *

Goldman Sachs Small Cap Equity Insights Division *	MML Aggressive Allocation Division

Goldman Sachs Strategic Growth Division	MML Balanced Allocation Division

Goldman Sachs Strategic International Equity Division	MML Blend Division

F-2

Division	Division

MML Blue Chip Growth Division	MML Strategic Emerging Markets Division

MML Conservative Allocation Division	MML Total Return Bond Division ***

MML Core Allocation Division ***	MML U.S. Government Money Market Division

MML Dynamic Bond Division ***	Oppenheimer Capital Appreciation Division

MML Equity Division	Oppenheimer Conservative Balanced Division

MML Equity Income Division	Oppenheimer Discovery Mid Cap Growth Division

MML Equity Index Division (Service Class I) *	Oppenheimer Global Division

MML Equity Index Division (Class II)	Oppenheimer Global Multi-Alternatives Division *****

MML Focused Equity Division ***	Oppenheimer Global Strategic Income Division

MML Foreign Division	Oppenheimer Government Money Division

MML Fundamental Growth Division ***	Oppenheimer International Growth Division

MML Fundamental Value Division ***	Oppenheimer Main Street Division

MML Global Division (Service Class I) *	Oppenheimer Main Street Small Cap Division

MML Global Division (Service Class II)	Oppenheimer Total Return Bond Division **

MML Growth Division ***	PIMCO All Asset Division *

MML Growth & Income Division	PIMCO CommodityRealReturn® Strategy Division

MML Growth Allocation Division	PIMCO Emerging Marks Bond Division *

MML High Yield Division ***	PIMCO Global Bond Division *

MML Income & Growth Division	PIMCO High Yield Division *

MML Inflation-Protected and Income Division	PIMCO Long-Term U.S. Government Division *

MML International Division ***	PIMCO Real Return Division *

MML International Equity Division ***	PIMCO Total Return Division *

MML Large Cap Growth Division ****	T. Rowe Price Blue Chip Growth Division

MML Managed Bond Division	T. Rowe Price Equity Income Division

MML Managed Volatility Division	T. Rowe Limited-Term Bond Division

MML Mid Cap Growth Division	T. Rowe Price Mid-Cap Growth Division

MML Mid Cap Value Division	T. Rowe Price New America Growth Division

MML Moderate Allocation Division	Templeton Foreign VIP Division

MML Short-Duration Bond Division ***	Templeton Global Bond VIP Division *

MML Small Cap Equity Division	VY® Clarion Global Real Estate Division

MML Small Cap Growth Equity Division	Voya International Index Division *

MML Small Company Value Division ***	Voya Russell™ Mid Cap Index Division *

MML Small/Mid Cap Value Division	Voya Russell™ Small Cap Index Division *

*	This division became available to the Separate Account as an investment option on June 26, 2017. This division did not have any investment or unit activity in 2017.
**	See Note 2 to the financial statements for the former name of the division
***	This division did not have any investment activity in 2016. Activity for this division commenced on October 18, 2017
****	Activity for this division commenced on October 24, 2016
*****	Activity for this division commenced on December 15, 2016

F-3

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2017

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)
ASSETS
Investments
Number of shares	2,741,625	15,871	1,269,229	907,024	715,059	516,131	1,803,513	174,610	2,185	771,144	1,419	100,719

Identified cost	$23,935,255	$148,955	$9,898,349	$18,118,970	$29,085,964	$7,966,692	$54,871,410	$5,236,899	$104,274	$13,633,804	$14,776	$1,665,621

Value	$29,362,805	$193,305	$14,228,054	$21,305,993	$35,545,576	$9,440,044	$68,425,280	$6,595,009	$161,157	$15,268,646	$12,856	$1,704,158
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	29,362,805	193,305	14,228,054	21,305,993	35,545,576	9,440,044	68,425,280	6,595,009	161,157	15,268,646	12,856	1,704,158

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	51	9	54	30	27	54	57	8	8	40	17	-

NET ASSETS	$29,362,754	$193,296	$14,228,000	$21,305,963	$35,545,549	$9,439,990	$68,425,223	$6,595,001	$161,149	$15,268,606	$12,839	$1,704,158

Outstanding units
Policy owners	11,241,950	142,405	4,346,509	7,262,865	10,523,397	2,899,255	19,235,499	2,019,712	93,153	3,663,564	5,338	300,137

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	2.27	-	4.04	-	-	-	-	-	-	-	2.50	5.97
Variable Life Select	2.41	-	-	-	-	-	3.49	-	-	-	-	-
Strategic Group Variable Universal Life®	2.42	-	3.15	-	-	-	-	3.33	-	-	-	-
Survivorship Variable Universal Life	2.95	-	3.53	3.17	3.69	3.50	4.51	-	-	4.57	-	-
Variable Universal Life	2.59	-	3.38	3.03	3.54	3.20	3.74	-	-	4.37	-	-
Strategic Variable Life® Plus	2.15	1.36	3.84	-	-	-	-	3.52	1.73	-	2.29	5.59
Survivorship Variable Universal Life II	2.34	-	3.53	3.17	3.69	3.38	3.27	-	-	4.57	-	-
Variable Universal Life II
Tier 1	2.42	-	3.28	2.95	3.43	3.28	3.52	-	-	4.24	-	-
Tier 2	2.94	-	3.05	2.86	3.12	3.21	3.64	-	-	3.69	-	-
VUL GuardSM
Tier 1	3.30	-	3.41	3.06	3.56	4.14	4.18	-	-	4.40	-	-
Tier 2	2.74	-	2.84	2.67	2.90	2.99	3.39	-	-	3.44	-	-
Tier 3	2.65	-	2.74	2.58	2.80	2.89	3.27	-	-	3.32	-	-
Tier 4	2.69	-	2.78	2.61	2.84	2.93	3.32	-	-	3.37	-	-
Survivorship VUL GuardSM
Tier 1	2.49	-	2.50	2.48	2.70	2.88	3.16	-	-	3.01	-	-
Tier 2	2.53	-	2.54	2.51	2.73	2.91	3.20	-	-	3.06	-	-
Tier 3	2.56	-	2.57	2.54	2.77	2.95	3.24	-	-	3.10	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	-	3.11	-	-	-	-	-
Tier 2	-	-	-	-	-	-	3.14	-	-	-	-	-
Tier 3	-	-	-	-	-	-	3.17	-	-	-	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	-	1.29	-	-	-	-
MassMutual ElectrumSM	-	1.13	-	-	-	-	1.09	-	1.13	1.09	-	1.07

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Ivy Asset Strategy Division	Janus Henderson Balanced Division		Janus Henderson Balanced Division		Janus Henderson Forty Division		Janus Henderson Forty Division		Janus Henderson Global Research Division
ASSETS								(Institutional	)	(Service	)	(Institutional	)	(Service	)	(Institutional	)
Investments
Number of shares	375,632	15,513	6,437	70,811	117,843	158,371	4,852	4,570		140,723		486,148		5,462		188,630

Identified cost	$6,191,008	$149,002	$79,637	$1,685,615	$3,183,845	$3,059,261	$44,305	$126,870		$4,364,713		$17,070,293		$187,489		$6,906,903

Value	$7,411,221	$168,780	$124,936	$1,924,630	$3,115,760	$3,637,790	$45,453	$161,183		$5,219,409		$19,329,228		$206,664		$9,657,878
Dividends receivable	-	-	-	-	-	-	-	-		-		-		-		-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-		-		-		-		-

Total assets	7,411,221	168,780	124,936	1,924,630	3,115,760	3,637,790	45,453	161,183		5,219,409		19,329,228		206,664		9,657,878

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	48	8	9	30	63	60	-	8		49		5		31		11

NET ASSETS	$7,411,173	$168,772	$124,927	$1,924,600	$3,115,697	$3,637,730	$45,453	$161,175		$5,219,360		$19,329,223		$206,633		$9,657,867

Outstanding units
Policy owners	3,000,907	101,323	48,506	1,329,968	996,342	2,032,079	40,680	60,169		1,764,877		5,714,266		52,125		5,981,044

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-		$-		$-		$-		$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-		-		-		-		-
Strategic Variable Life®	2.95	-	3.06	-	-	-	-	-		-		2.56		-		1.24
Variable Life Select	-	-	-	-	-	-	-	-		-		-		-		-
Strategic Group Variable Universal Life®	-	-	-	-	-	-	-	-		-		-		-		-
Survivorship Variable Universal Life	2.54	-	-	1.55	3.39	1.68	-	-		3.17		-		-		-
Variable Universal Life	2.06	-	-	1.48	3.24	1.60	-	-		3.04		2.47		-		1.21
Strategic Variable Life® Plus	2.46	1.67	2.55	-	-	-	-	2.68		-		2.43		-		1.17
Survivorship Variable Universal Life II	2.17	-	-	1.55	3.39	1.68	-	-		3.17		2.61		-		1.27
Variable Universal Life II
Tier 1	2.28	-	-	1.44	3.15	1.38	-	-		2.95		3.25		-		1.58
Tier 2	3.14	-	-	1.32	3.12	2.74	-	-		2.99		4.46		-		2.36
VUL GuardSM
Tier 1	3.39	-	-	1.49	3.26	3.51	-	-		3.06		-		4.55		-
Tier 2	2.93	-	-	1.23	2.91	2.55	-	-		2.79		-		4.01		-
Tier 3	2.83	-	-	1.18	2.81	2.46	-	-		2.69		-		3.87		-
Tier 4	2.87	-	-	1.20	2.85	2.50	-	-		2.73		-		3.93		-
Survivorship VUL GuardSM
Tier 1	2.77	-	-	1.15	2.68	2.89	-	-		2.65		-		3.67		-
Tier 2	2.81	-	-	1.16	2.71	2.93	-	-		2.69		-		3.72		-
Tier 3	2.84	-	-	1.18	2.75	2.97	-	-		2.72		-		3.77		-
Variable Universal Life III
Tier 1	-	-	-	2.29	2.69	3.41	-	-		-		-		-		-
Tier 2	-	-	-	2.31	2.72	3.44	-	-		-		-		-		-
Tier 3	-	-	-	2.34	2.74	3.47	-	-		-		-		-		-
Strategic Group Variable Universal Life® II	-	-	-	-	-	-	1.12	-		-		-		-		-
MassMutual ElectrumSM	-	1.09	-	1.04	-	-	1.09	-		-		-		-		-

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	Janus Henderson Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Core Allocation Division	MML Dynamic Bond Division
	(Service)
ASSETS
Investments
Number of shares	4,707	49,382	28,502	265,789	120,096	219,118	114,714	1,333,015	548,333	115,879	8,036	699

Identified cost	$176,837	$1,830,845	$786,968	$4,559,217	$2,456,944	$2,244,955	$1,160,490	$26,461,567	$8,479,380	$1,197,745	$98,446	$6,997

Value	$236,135	$2,414,803	$857,062	$5,342,362	$3,542,835	$2,340,178	$1,165,495	$31,096,794	$9,546,483	$1,159,948	$101,251	$6,954
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	236,135	2,414,803	857,062	5,342,362	3,542,835	2,340,178	1,165,495	31,096,794	9,546,483	1,159,948	101,251	6,954

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	35	10	16	70	8	10	19	39	56	19	-	-

NET ASSETS	$236,100	$2,414,793	$857,046	$5,342,292	$3,542,827	$2,340,168	$1,165,476	$31,096,755	$9,546,427	$1,159,929	$101,251	$6,954

Outstanding units
Policy owners	98,174	835,618	253,190	1,335,946	1,197,462	964,047	658,420	8,339,530	3,983,374	790,945	81,975	6,365

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$9.03	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	7.47	-	-	-	-
Strategic Variable Life®	-	3.38	-	5.20	3.07	-	-	4.39	1.63	-	-	-
Variable Life Select	-	-	-	-	-	-	-	4.13	-	-	-	-
Strategic Group Variable Universal Life®	-	2.70	-	4.11	2.52	1.72	1.46	-	2.10	1.39	-	-
Survivorship Variable Universal Life	-	-	3.67	4.22	-	-	-	2.77	2.38	-	-	-
Variable Universal Life	-	-	3.51	4.04	-	-	-	2.54	1.68	-	-	-
Strategic Variable Life® Plus	-	2.82	-	4.52	2.67	-	-	2.49	1.55	-	-	-
Survivorship Variable Universal Life II	-	-	3.67	4.22	-	-	-	2.66	1.77	-	-	-
Variable Universal Life II
Tier 1	-	-	3.41	3.92	-	-	-	2.52	2.10	-	-	-
Tier 2	-	-	3.30	3.26	-	-	-	2.83	3.11	-	-	-
VUL GuardSM
Tier 1	2.58	-	3.54	4.07	-	-	-	2.98	3.36	-	-	-
Tier 2	2.12	-	3.08	3.04	-	-	-	2.64	2.90	-	-	-
Tier 3	2.05	-	2.97	2.94	-	-	-	2.55	2.80	-	-	-
Tier 4	2.08	-	3.01	2.98	-	-	-	2.58	2.84	-	-	-
Survivorship VUL GuardSM
Tier 1	2.12	-	2.91	3.45	-	-	-	2.47	2.86	-	-	-
Tier 2	2.15	-	2.95	3.49	-	-	-	2.50	2.90	-	-	-
Tier 3	2.18	-	2.99	3.54	-	-	-	2.54	2.94	-	-	-
Variable Universal Life III
Tier 1	-	-	-	-	-	2.74	2.12	-	4.07	1.99	-	-
Tier 2	-	-	-	-	-	2.77	2.14	-	4.11	2.00	-	-
Tier 3	-	-	-	-	-	2.80	2.16	-	4.15	2.02	-	-
Strategic Group Variable Universal Life® II	-	-	-	-	-	1.26	1.17	1.25	1.37	1.15	1.24	1.09
MassMutual ElectrumSM	-	1.12	-	-	-	1.08	1.05	1.09	1.15	1.04	1.07	1.01

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Focused Equity Division	MML Foreign Division	MML Fundamental Growth Division	MML Fundamental Value Division	MML Global Division	MML Growth Division	MML Growth & Income Division	MML Growth Allocation Division	MML High Yield Division
			(Class II)					(Class II)
ASSETS
Investments
Number of shares	2,795,310	39,588	2,485,870	1,581	19,354	4,287	7,770	18,670	3,263	26,933	301,981	7,949

Identified cost	$65,732,654	$465,589	$54,322,311	$19,052	$193,484	$53,298	$114,520	$235,113	$44,975	$393,715	$2,921,358	$81,359

Value	$88,570,502	$494,855	$77,086,821	$20,062	$217,733	$55,477	$119,815	$248,310	$46,893	$468,373	$2,944,313	$79,573
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	88,570,502	494,855	77,086,821	20,062	217,733	55,477	119,815	248,310	46,893	468,373	2,944,313	79,573

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	57	15	77	-	19	-	-	26	-	10	13	-

NET ASSETS	$88,570,445	$494,840	$77,086,744	$20,062	$217,714	$55,477	$119,815	$248,284	$46,893	$468,363	$2,944,300	$79,573

Outstanding units
Policy owners	24,327,205	192,482	27,700,757	14,561	120,948	42,392	94,380	100,947	34,130	184,689	1,224,155	65,377

UNIT VALUE
Variable Life Plus	$9.65	$-	$2.25	$-	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	7.85	-	5.34	-	-	-	-	-	-	-	-	-
Strategic Variable Life®	4.39	-	4.37	-	-	-	-	-	-	-	-	-
Variable Life Select	4.11	-	2.43	-	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	1.88	-	3.32	-	-	-	-	-	-	-	1.62	-
Survivorship Variable Universal Life	2.37	-	3.06	-	-	-	-	-	-	-	-	-
Variable Universal Life	2.18	-	2.64	-	-	-	-	-	-	-	-	-
Strategic Variable Life® Plus	2.13	-	2.51	-	-	-	-	-	-	-	-	-
Survivorship Variable Universal Life II	2.36	-	2.35	-	-	-	-	-	-	-	-	-
Variable Universal Life II
Tier 1	2.13	-	2.49	-	-	-	-	-	-	-	-	-
Tier 2	2.76	-	3.19	-	-	-	-	-	-	-	-	-
VUL GuardSM
Tier 1	3.09	-	3.53	-	-	-	-	-	-	-	-	-
Tier 2	2.58	-	2.97	-	-	-	-	-	-	-	-	-
Tier 3	2.49	-	2.87	-	-	-	-	-	-	-	-	-
Tier 4	2.52	-	2.91	-	-	-	-	-	-	-	-	-
Survivorship VUL GuardSM
Tier 1	2.34	-	2.77	-	-	-	-	-	-	-	-	-
Tier 2	2.37	-	2.80	-	-	-	-	-	-	-	-	-
Tier 3	2.40	-	2.84	-	-	-	-	-	-	-	-	-
Variable Universal Life III
Tier 1	2.73	2.65	3.09	-	1.82	-	-	2.84	-	2.92	2.49	-
Tier 2	2.76	2.68	3.12	-	1.84	-	-	2.86	-	2.94	2.52	-
Tier 3	2.78	2.70	3.15	-	1.85	-	-	2.89	-	2.97	2.54	-
Strategic Group Variable Universal Life® II	1.26	1.35	-	1.38	1.20	1.31	1.27	1.30	1.37	1.33	1.23	1.22
MassMutual ElectrumSM	1.09	1.10	-	1.09	1.08	1.13	1.09	-	1.12	1.10	1.07	1.02

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division
ASSETS
Investments
Number of shares	26,918	474,883	2,181	2,171	5,848	2,838,896	789,052	58,789	49,447	104,441	109	2,343,988

Identified cost	$312,303	$5,068,802	$23,229	$25,736	$60,230	$35,755,618	$9,719,191	$909,844	$570,995	$1,125,881	$1,065	$21,487,816

Value	$342,398	$4,824,808	$23,839	$25,991	$62,512	$35,244,222	$9,969,549	$951,793	$600,281	$1,148,855	$1,058	$24,132,227
Dividends receivable	-	-	-	-	-	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	1	-	-	-	-	-	-	-	-

Total assets	342,398	4,824,808	23,839	25,992	62,512	35,244,222	9,969,549	951,793	600,281	1,148,855	1,058	24,132,227

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	15	69	1	-	-	88	55	16	14	27	-	54

NET ASSETS	$342,383	$4,824,739	$23,838	$25,992	$62,512	$35,244,134	$9,969,494	$951,777	$600,267	$1,148,828	$1,058	$24,132,173

Outstanding units
Policy owners	153,975	3,043,387	18,152	19,211	47,444	14,780,416	5,255,594	315,393	209,403	578,705	1,008	7,346,947

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$5.39	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	4.72	-	-	-	-	-	-
Strategic Variable Life®	-	-	-	-	-	3.00	-	-	-	-	-	-
Variable Life Select	-	-	-	-	-	2.87	-	-	-	-	-	3.76
Strategic Group Variable Universal Life®	-	-	-	-	-	2.15	-	-	-	1.52	-	3.79
Survivorship Variable Universal Life	-	1.71	-	-	-	2.44	2.00	-	-	-	-	3.43
Variable Universal Life	-	1.64	-	-	-	2.23	1.91	-	-	-	-	4.00
Strategic Variable Life® Plus	-	-	-	-	-	2.23	1.69	-	-	-	-	4.19
Survivorship Variable Universal Life II	-	1.71	-	-	-	2.35	2.00	-	-	-	-	3.79
Variable Universal Life II
Tier 1	-	1.59	-	-	-	1.93	1.81	-	-	-	-	3.22
Tier 2	-	1.59	-	-	-	1.80	2.08	-	-	-	-	3.04
VUL GuardSM
Tier 1	-	1.58	-	-	-	1.74	2.36	-	-	-	-	3.60
Tier 2	-	1.48	-	-	-	1.68	1.94	-	-	-	-	2.83
Tier 3	-	1.43	-	-	-	1.62	1.87	-	-	-	-	2.73
Tier 4	-	1.45	-	-	-	1.64	1.90	-	-	-	-	2.77
Survivorship VUL GuardSM
Tier 1	-	1.40	-	-	-	1.58	1.77	-	-	-	-	2.78
Tier 2	-	1.42	-	-	-	1.60	1.79	-	-	-	-	2.82
Tier 3	-	1.43	-	-	-	1.62	1.81	-	-	-	-	2.86
Variable Universal Life III
Tier 1	2.61	1.45	-	-	-	1.48	1.96	4.10	3.43	2.27	-	3.42
Tier 2	2.63	1.47	-	-	-	1.49	1.97	4.14	3.46	2.29	-	3.45
Tier 3	2.66	1.48	-	-	-	1.51	1.99	4.17	3.49	2.31	-	3.48
Strategic Group Variable Universal Life® II	1.35	1.08	1.31	1.35	1.32	1.07	1.13	1.32	1.33	1.19	1.05	1.31
MassMutual ElectrumSM	1.10	1.02	1.12	1.13	1.13	1.02	1.04	1.10	1.07	1.06	1.01	1.07

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Multi- Alternatives Division	Oppenheimer Global Strategic Income Division
ASSETS
Investments
Number of shares	931,319	1,081	32,501	11,016	3,619	16,805,872	1,193,099	121,306	620,137	2,062,667	8,023	4,508,209

Identified cost	$13,257,028	$17,769	$415,419	$105,746	$37,384	$16,802,476	$58,552,639	$1,659,003	$38,063,228	$69,196,412	$78,855	$23,639,958

Value	$13,947,935	$18,263	$454,685	$127,452	$37,492	$16,805,871	$66,455,625	$1,931,196	$52,221,728	$97,811,666	$78,943	$23,127,114
Dividends receivable	-	-	-	-	-	2	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-	-	-	-	-

Total assets	13,947,935	18,263	454,685	127,452	37,492	16,805,873	66,455,625	1,931,196	52,221,728	97,811,666	78,943	23,127,114

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	76	-	7	8	-	106	88	4	69	87	-	66

NET ASSETS	$13,947,859	$18,263	$454,678	$127,444	$37,492	$16,805,767	$66,455,537	$1,931,192	$52,221,659	$97,811,579	$78,943	$23,127,048

Outstanding units
Policy owners	4,555,783	13,074	142,379	140,823	35,411	14,841,020	24,201,392	946,045	17,931,904	23,215,306	77,068	10,106,254

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$2.13	$-	$-	$-	$2.94	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	1.86	-	-	5.23	7.92	-	0.81
Strategic Variable Life®	2.52	-	-	-	-	1.52	6.37	3.24	5.09	8.59	-	3.53
Variable Life Select	-	-	-	-	-	1.44	5.91	-	4.69	7.90	-	3.33
Strategic Group Variable Universal Life®	-	-	-	0.90	-	-	3.18	2.04	2.73	5.28	-	2.51
Survivorship Variable Universal Life	3.45	-	-	-	-	1.33	3.10	-	2.80	5.36	-	2.67
Variable Universal Life	2.61	-	-	-	-	1.22	2.66	-	2.70	4.95	-	2.55
Strategic Variable Life® Plus	2.39	-	-	-	-	-	2.56	1.97	2.48	4.77	-	2.51
Survivorship Variable Universal Life II	2.76	-	-	-	-	1.23	1.88	-	1.41	3.06	-	2.61
Variable Universal Life II
Tier 1	3.16	-	-	-	-	1.07	1.92	-	2.15	3.14	-	2.32
Tier 2	3.47	-	-	-	-	1.12	2.64	-	2.90	3.56	-	2.00
VUL GuardSM
Tier 1	4.44	-	-	-	-	1.08	2.99	-	3.40	4.52	-	2.05
Tier 2	3.23	-	-	-	-	1.05	2.46	-	2.70	3.32	-	1.86
Tier 3	3.12	-	-	-	-	1.01	2.37	-	2.61	3.20	-	1.80
Tier 4	3.17	-	-	-	-	1.02	2.41	-	2.65	3.25	-	1.82
Survivorship VUL GuardSM
Tier 1	3.29	-	-	-	-	1.03	2.37	-	2.62	3.10	-	1.74
Tier 2	3.34	-	-	-	-	1.04	2.40	-	2.66	3.14	-	1.77
Tier 3	3.38	-	-	-	-	1.06	2.43	-	2.70	3.18	-	1.79
Variable Universal Life III
Tier 1	3.36	-	3.57	-	-	0.95	2.90	-	3.34	3.09	-	1.67
Tier 2	3.39	-	3.60	-	-	0.95	2.93	-	3.37	3.12	-	1.69
Tier 3	3.42	-	3.64	-	-	0.96	2.95	-	3.40	3.15	-	1.71
Strategic Group Variable Universal Life® II	1.33	1.40	1.35	1.37	1.06	1.00	-	-	1.31	1.33	1.02	1.11
MassMutual ElectrumSM	1.11	1.08	1.11	1.13	1.01	1.00	-	-	1.12	1.15	1.00	1.02

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	Oppenheimer Government Money Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Total Return Bond Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division
ASSETS
Investments
Number of shares	4,259,681	10,071,493	893,645	127,381	1,585,999	26,965	479,011	592,415

Identified cost	$4,259,681	$21,339,757	$24,944,110	$2,973,368	$12,336,191	$208,281	$9,282,828	$15,294,157

Value	$4,259,681	$26,085,168	$28,820,054	$3,285,151	$12,418,369	$195,225	$14,954,722	$17,339,995
Dividends receivable	1,326	-	-	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-	-	-	-

Total assets	4,261,007	26,085,168	28,820,054	3,285,151	12,418,369	195,225	14,954,722	17,339,995

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	7	68	82	11	27	24	72	42

NET ASSETS	$4,261,000	$26,085,100	$28,819,972	$3,285,140	$12,418,342	$195,201	$14,954,650	$17,339,953

Outstanding units
Policy owners	3,339,705	10,016,801	10,843,354	645,443	9,223,957	222,679	3,646,665	5,623,353

UNIT VALUE
Variable Life Plus	$-	$-	$-	$-	$-	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-	-	-	-
Strategic Variable Life®	1.57	3.36	6.49	5.41	1.96	-	-	-
Variable Life Select	-	-	-	-	-	-	-	-
Strategic Group Variable Universal Life®	1.28	3.34	2.76	5.03	1.52	-	-	-
Survivorship Variable Universal Life	-	2.67	2.75	-	1.41	-	4.45	3.35
Variable Universal Life	-	2.54	2.23	-	1.49	-	4.26	3.20
Strategic Variable Life® Plus	1.24	3.04	2.60	5.11	1.46	-	-	-
Survivorship Variable Universal Life II	-	2.67	2.35	-	1.57	-	4.45	3.35
Variable Universal Life II
Tier 1	-	2.33	2.47	-	1.32	-	4.13	3.11
Tier 2	-	3.17	3.00	-	1.22	-	3.92	2.94
VUL GuardSM
Tier 1	-	4.38	3.33	-	1.18	-	4.29	3.23
Tier 2	-	2.95	2.79	-	1.14	-	3.65	2.74
Tier 3	-	2.85	2.70	-	1.10	-	3.52	2.64
Tier 4	-	2.89	2.73	-	1.12	-	3.57	2.68
Survivorship VUL GuardSM
Tier 1	-	2.84	2.62	-	1.07	-	3.49	2.45
Tier 2	-	2.88	2.66	-	1.08	-	3.53	2.48
Tier 3	-	2.91	2.70	-	1.09	-	3.58	2.51
Variable Universal Life III
Tier 1	-	2.56	3.06	-	-	0.87	-	-
Tier 2	-	2.58	3.09	-	-	0.88	-	-
Tier 3	-	2.61	3.12	-	-	0.89	-	-
Strategic Group Variable Universal Life® II	-	1.23	1.29	-	-	-	-	-
MassMutual ElectrumSM	1.01	1.00	-	-	1.12	1.15	1.00	1.02

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENT OF ASSETS AND LIABILITIES (Continued)

December 31, 2017

	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY® Clarion Global Real Estate Division
ASSETS
Investments
Number of shares	352	2,002,931	116,084	772,941	23,759

Identified cost	$1,749	$52,535,122	$2,933,385	$10,893,955	$282,370

Value	$1,697	$56,582,803	$3,311,887	$11,957,396	$295,325
Dividends receivable	-	-	-	-	-
Receivable to Massachusetts Mutual Life Insurance Company	-	-	-	-	-

Total assets	1,697	56,582,803	3,311,887	11,957,396	295,325

LIABILITIES
Payable to Massachusetts Mutual Life Insurance Company	2	22	20	44	15

NET ASSETS	$1,695	$56,582,781	$3,311,867	$11,957,352	$295,310

Outstanding units
Policy owners	1,047	10,999,651	1,148,513	6,107,253	138,798

UNIT VALUE
Variable Life Plus	$-	$4.50	$-	$-	$-
Large Case Variable Life Plus	-	-	-	-	-
Strategic Variable Life®	-	6.99	3.54	-	-
Variable Life Select	-	5.60	-	-	-
Strategic Group Variable Universal Life®	-	5.62	2.79	-	-
Survivorship Variable Universal Life	-	6.75	-	2.08	-
Variable Universal Life	-	6.16	-	1.85	-
Strategic Variable Life® Plus	1.62	6.09	3.00	-	-
Survivorship Variable Universal Life II	-	4.90	-	1.95	-
Variable Universal Life II
Tier 1	-	4.51	-	1.84	-
Tier 2	-	4.72	-	2.26	-
VUL GuardSM
Tier 1	-	5.71	-	2.70	-
Tier 2	-	4.40	-	2.11	-
Tier 3	-	4.25	-	2.03	-
Tier 4	-	4.31	-	2.06	-
Survivorship VUL GuardSM
Tier 1	-	-	-	1.91	-
Tier 2	-	-	-	1.94	-
Tier 3	-	-	-	1.96	-
Variable Universal Life III
Tier 1	-	-	-	-	2.11
Tier 2	-	-	-	-	2.13
Tier 3	-	-	-	-	2.15
Strategic Group Variable Universal Life® II	-	-	-	-	-
MassMutual ElectrumSM	1.01	1.00	-	-	1.12

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

December 31, 2017

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)
Investment Income
Dividends	$659,396	$1,500	$237,165	$313,780	$464,276	$86,057	$647,148	$56,075	$182	$74,178	$210	$12,223

Expenses
Mortality and expense risk fees	151,827	1,041	95,405	126,922	224,309	52,664	382,565	45,822	881	98,441	55	9,041

Net investment income (loss)	507,569	459	141,760	186,858	239,967	33,393	264,583	10,253	(699)	(24,263)	155	3,182

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	3,341,280	299	1,171,988	968,351	1,198,136	1,151,828	6,367,444	387,642	3,295	893,444	(6)	(3,434)
Realized gain distribution	637,209	-	-	912,469	2,085,417	333,227	3,418,512	328,309	10,416	1,014,518	2,202	91,793

Realized gain (loss)	3,978,489	299	1,171,988	1,880,820	3,283,553	1,485,055	9,785,956	715,951	13,711	1,907,962	2,196	88,359

Change in net unrealized appreciation/depreciation of investments	546,580	44,593	(220,209)	872,138	2,865,196	(365,652)	2,348,961	440,373	29,074	(492,302)	(1,208)	90,620

Net gain (loss) on investments	4,525,069	44,892	951,779	2,752,958	6,148,749	1,119,403	12,134,917	1,156,324	42,785	1,415,660	988	178,979

Net increase (decrease) in net assets resulting from operations	5,032,638	45,351	1,093,539	2,939,816	6,388,716	1,152,796	12,399,500	1,166,577	42,086	1,391,397	1,143	182,161

Capital transactions:
Transfer of net premiums	1,581,300	-	754,199	1,210,126	1,947,634	445,219	3,965,244	308,600	-	858,119	72	20,880
Transfers due to death benefits	(93,029)	-	(50,752)	(907,192)	(40,513)	(52,148)	(194,574)	(39,702)	-	(4,294)	-	(28,053)
Transfers due to withdrawal of funds	(1,506,983)	(2)	(747,220)	(716,645)	(1,313,404)	(493,315)	(3,678,616)	(471,341)	(2)	(696,514)	-	(10,130)
Transfers due to policy loans, net of repayments	(526,990)	-	(505,660)	(339,740)	(742,057)	(151,538)	(2,028,620)	(7,690)	-	(486,948)	-	-
Transfers due to charges for administrative and insurance costs	(1,046,631)	(1,905)	(452,259)	(792,376)	(1,110,978)	(293,221)	(2,626,764)	(111,328)	(6,336)	(507,818)	(1,052)	(41,538)
Transfers between divisions and to/from Guaranteed Principal Account	(131,233)	-	19,175	170,607	143,083	53,789	425,317	(28,553)	-	69,129	-	(315,716)

Net increase (decrease) in net assets resulting from capital transactions	(1,723,566)	(1,907)	(982,517)	(1,375,220)	(1,116,235)	(491,214)	(4,138,013)	(350,014)	(6,338)	(768,326)	(980)	(374,557)

Total increase (decrease)	3,309,072	43,444	111,022	1,564,596	5,272,481	661,582	8,261,487	816,563	35,748	623,071	163	(192,396)

NET ASSETS, at beginning of the year	26,053,682	149,852	14,116,978	19,741,367	30,273,068	8,778,408	60,163,736	5,778,438	125,401	14,645,535	12,676	1,896,554

NET ASSETS, at end of the year	$29,362,754	$193,296	$14,228,000	$21,305,963	$35,545,549	$9,439,990	$68,425,223	$6,595,001	$161,149	$15,268,606	$12,839	$1,704,158

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Ivy Asset Strategy Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Investment Income
Dividends	$35,772	$3,002	$1,621	$31,963	$11,207	$-	$515	$2,429	$67,698	$-	$-	$73,062

Expenses
Mortality and expense risk fees	38,689	944	671	10,036	19,827	19,214	55	897	29,532	96,754	1,451	43,808

Net investment income (loss)	(2,917)	2,058	950	21,927	(8,620)	(19,214)	460	1,532	38,166	(96,754)	(1,451)	29,254

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	442,190	4,753	2,308	64,913	84,799	165,594	3	406	111,430	(177,716)	(978)	907,517
Realized gain distribution	309,977	-	12,686	65,516	155,676	173,470	-	303	9,372	965,006	10,413	-

Realized gain (loss)	752,167	4,753	14,994	130,429	240,475	339,064	3	709	120,802	787,290	9,435	907,517

Change in net unrealized appreciation/depreciation of investments	987,704	29,045	8,151	(8,043)	179,361	600,858	1,148	22,214	623,465	3,906,583	38,043	1,118,341

Net gain (loss) on investments	1,739,871	33,798	23,145	122,386	419,836	939,922	1,151	22,923	744,267	4,693,873	47,478	2,025,858

Net increase (decrease) in net assets resulting from operations	1,736,954	35,856	24,095	144,313	411,216	920,708	1,611	24,455	782,433	4,597,119	46,027	2,055,112

Capital transactions:
Transfer of net premiums	338,243	-	-	170,225	270,512	272,127	646	-	312,284	850,020	8,038	536,504
Transfers due to death benefits	(2,746)	(26,159)	-	(71,831)	(2,075)	(6,836)	-	(1,295)	(8,116)	(91,205)	-	(17,245)
Transfers due to withdrawal of funds	(308,393)	(940)	(3)	(39,092)	(137,910)	(124,094)	-	(29)	(176,507)	(756,460)	(103)	(438,013)
Transfers due to policy loans, net of repayments	(119,654)	-	-	(33,002)	(62,046)	(141,009)	-	-	(57,213)	(403,732)	(1,953)	(222,810)
Transfers due to charges for administrative and insurance costs	(288,779)	(3,157)	(4,307)	(81,876)	(134,088)	(144,938)	(97)	(1,952)	(195,510)	(656,964)	(4,476)	(363,569)
Transfers between divisions and to/from Guaranteed Principal Account	178,233	-	-	1,627	(6,451)	142,270	43,293	-	(42,460)	(127,260)	(30)	95,134

Net increase (decrease) in net assets resulting from capital transactions	(203,096)	(30,256)	(4,310)	(53,949)	(72,058)	(2,480)	43,842	(3,276)	(167,522)	(1,185,601)	1,476	(409,999)

Total increase (decrease)	1,533,858	5,600	19,785	90,364	339,158	918,228	45,453	21,179	614,911	3,411,518	47,503	1,645,113

NET ASSETS, at beginning of the year	5,877,315	163,172	105,142	1,834,236	2,776,539	2,719,502	-	139,996	4,604,449	15,917,705	159,130	8,012,754

NET ASSETS, at end of the year	$7,411,173	$168,772	$124,927	$1,924,600	$3,115,697	$3,637,730	$45,453	$161,175	$5,219,360	$19,329,223	$206,633	$9,657,867

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	Janus Henderson Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Core Allocation Division	MML Dynamic Bond Division
	(Service)
Investment Income
Dividends	$1,503	$2,453	$5,337	$-	$44,352	$19,714	$20,223	$631,162	$916	$19,412	$-	$70

Expenses
Mortality and expense risk fees	1,338	12,853	5,103	33,966	12,233	11,310	6,802	141,526	48,427	6,269	124	8

Net investment income (loss)	165	(10,400)	234	(33,966)	32,119	8,404	13,421	489,636	(47,511)	13,143	(124)	62

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,422	231,152	58,189	165,542	38,908	(47,068)	(8,666)	847,395	350,688	(5,144)	5	-
Realized gain distribution	-	92,817	28,800	99,858	217,837	103,566	43,819	1,187,848	721,469	26,433	-	-

Realized gain (loss)	2,422	323,969	86,989	265,400	256,745	56,498	35,153	2,035,243	1,072,157	21,289	5	-

Change in net unrealized appreciation/depreciation of investments	46,422	212,179	58,612	958,239	377,706	221,996	52,890	1,575,071	1,404,006	37,822	2,805	(42)

Net gain (loss) on investments	48,844	536,148	145,601	1,223,639	634,451	278,494	88,043	3,610,314	2,476,163	59,111	2,810	(42)

Net increase (decrease) in net assets resulting from operations	49,009	525,748	145,835	1,189,673	666,570	286,898	101,464	4,099,950	2,428,652	72,254	2,686	20

Capital transactions:
Transfer of net premiums	5,268	76,677	32,579	284,144	11,631	587,913	258,851	1,488,671	829,341	208,307	578	262
Transfers due to death benefits	-	(39,148)	(270)	(32,903)	(21,738)	(51)	-	(156,726)	(5,213)	-	-	-
Transfers due to withdrawal of funds	(21)	(141,261)	(23,939)	(360,633)	(13,533)	(22,707)	(28,469)	(1,591,188)	(447,859)	4,658	-	-
Transfers due to policy loans, net of repayments	(5,623)	(3,143)	(3,924)	(295,678)	(41)	(32,006)	(11,490)	(337,910)	(162,148)	(2,793)	-	-
Transfers due to charges for administrative and insurance costs	(852)	(37,701)	(18,730)	(144,281)	(37,047)	(286,368)	(92,227)	(1,703,945)	(393,012)	(20,504)	(267)	(98)
Transfers between divisions and to/from Guaranteed Principal Account	18	354,234	105,413	(169,832)	(7,500)	388,844	102,535	229,132	436,186	189,146	98,254	6,770

Net increase (decrease) in net assets resulting from capital transactions	(1,210)	209,658	91,129	(719,183)	(68,228)	635,625	229,200	(2,071,966)	257,295	378,814	98,565	6,934

Total increase (decrease)	47,799	735,406	236,964	470,490	598,342	922,523	330,664	2,027,984	2,685,947	451,068	101,251	6,954

NET ASSETS, at beginning of the year	188,301	1,679,387	620,082	4,871,802	2,944,485	1,417,645	834,812	29,068,771	6,860,480	708,861	-	-

NET ASSETS, at end of the year	$236,100	$2,414,793	$857,046	$5,342,292	$3,542,827	$2,340,168	$1,165,476	$31,096,755	$9,546,427	$1,159,929	$101,251	$6,954

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Focused Equity Division	MML Foreign Division	MML Fundamental Growth Division	MML Fundamental Value Division	MML Global Division	MML Growth Division	MML Growth & Income Division	MML Growth Allocation Division	MML High Yield Division
			(Class II)					(Class II)
Investment Income
Dividends	$1,543,725	$8,263	$843,344	$-	$3,988	$-	$-	$2,216	$-	$3,263	$36,035	$1,640

Expenses
Mortality and expense risk fees	414,184	2,249	402,724	24	1,225	68	144	1,225	56	2,151	14,166	99

Net investment income (loss)	1,129,541	6,014	440,620	(24)	2,763	(68)	(144)	991	(56)	1,112	21,869	1,541

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	2,839,959	(7,583)	7,176,730	1	578	5	18	2,030	5	8,313	(52,117)	(1)
Realized gain distribution	580,975	25,035	1,908,595	-	-	-	-	14,110	-	-	165,515	-

Realized gain (loss)	3,420,934	17,452	9,085,325	1	578	5	18	16,140	5	8,313	113,398	(1)

Change in net unrealized appreciation/depreciation of investments	7,500,276	35,050	3,983,258	1,010	30,617	2,179	5,295	19,725	1,918	58,604	210,667	(1,786)

Net gain (loss) on investments	10,921,210	52,502	13,068,583	1,011	31,195	2,184	5,313	35,865	1,923	66,917	324,065	(1,787)

Net increase (decrease) in net assets resulting from operations	12,050,751	58,516	13,509,203	987	33,958	2,116	5,169	36,856	1,867	68,029	345,934	(246)

Capital transactions:
Transfer of net premiums	4,614,513	110,972	3,020,743	52	49,028	574	2,241	65,485	765	126,993	670,601	1,272
Transfers due to death benefits	(1,103,741)	-	(220,466)	-	-	-	-	-	-	-	-	-
Transfers due to withdrawal of funds	(3,349,375)	(3,424)	(2,373,182)	-	(1,732)	-	-	(2,351)	(1)	(4,374)	(23,546)	-
Transfers due to policy loans, net of repayments	(1,240,675)	-	(530,455)	-	(2,289)	-	-	(6,531)	-	(1,496)	(17,308)	-
Transfers due to charges for administrative and insurance costs	(4,100,765)	(32,776)	(2,472,915)	(19)	(15,999)	(129)	(494)	(26,435)	(117)	(56,677)	(152,177)	(374)
Transfers between divisions and to/from Guaranteed Principal Account	(73,669)	46,813	(328,735)	19,042	3,415	52,916	112,899	38,638	44,379	90,321	34,327	78,921

Net increase (decrease) in net assets resulting from capital transactions	(5,253,712)	121,585	(2,905,010)	19,075	32,423	53,361	114,646	68,806	45,026	154,767	511,897	79,819

Total increase (decrease)	6,797,039	180,101	10,604,193	20,062	66,381	55,477	119,815	105,662	46,893	222,796	857,831	79,573

NET ASSETS, at beginning of the year	81,773,406	314,739	66,482,551	-	151,333	-	-	142,622	-	245,567	2,086,469	-

NET ASSETS, at end of the year	$88,570,445	$494,840	$77,086,744	$20,062	$217,714	$55,477	$119,815	$248,284	$46,893	$468,363	$2,944,300	$79,573

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division
Investment Income
Dividends	$3,991	$158,769	$-	$-	$2	$1,106,640	$124,492	$220	$7,221	$18,003	$9	$195,387

Expenses
Mortality and expense risk fees	1,482	30,768	31	29	77	158,659	56,870	4,036	2,853	6,298	1	129,456

Net investment income (loss)	2,509	128,001	(31)	(29)	(75)	947,981	67,622	(3,816)	4,368	11,705	8	65,931

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	4,042	(88,141)	11	(2)	(29)	(113,487)	366,061	9,650	20,864	(2,870)	-	1,026,812
Realized gain distribution	16,585	-	-	-	114	-	-	60,343	27,713	47,279	-	881,910

Realized gain (loss)	20,627	(88,141)	11	(2)	85	(113,487)	366,061	69,993	48,577	44,409	-	1,908,722

Change in net unrealized appreciation/depreciation of investments	16,856	79,361	610	256	2,282	595,146	354,443	63,233	(1,578)	56,486	(8)	1,032,392

Net gain (loss) on investments	37,483	(8,780)	621	254	2,367	481,659	720,504	133,226	46,999	100,895	(8)	2,941,114

Net increase (decrease) in net assets resulting from operations	39,992	119,221	590	225	2,292	1,429,640	788,126	129,410	51,367	112,600	-	3,007,045

Capital transactions:
Transfer of net premiums	82,326	334,464	739	300	1,897	1,573,675	637,966	233,010	147,107	327,445	69	1,313,172
Transfers due to death benefits	-	(20,576)	-	-	-	(82,904)	(60,237)	-	-	-	-	(94,349)
Transfers due to withdrawal of funds	(4,075)	(276,762)	(2,119)	2,102	(506)	(825,016)	(526,259)	(15,183)	(2,658)	(43,497)	-	(1,350,186)
Transfers due to policy loans, net of repayments	(2,547)	(83,204)	-	-	-	(215,142)	(241,734)	(3,270)	(2,948)	(2,025)	-	(411,967)
Transfers due to charges for administrative and insurance costs	(33,949)	(221,024)	(75)	(44)	(286)	(1,256,130)	(376,559)	(77,826)	(52,869)	(122,935)	(44)	(835,264)
Transfers between divisions and to/from Guaranteed Principal Account	65,789	228,184	24,703	23,409	59,031	624,951	144,029	211,871	58,910	65,027	1,033	(59,609)

Net increase (decrease) in net assets resulting from capital transactions	107,544	(38,918)	23,248	25,767	60,136	(180,566)	(422,794)	348,602	147,542	224,015	1,058	(1,438,203)

Total increase (decrease)	147,536	80,303	23,838	25,992	62,428	1,249,074	365,332	478,012	198,909	336,615	1,058	1,568,842

NET ASSETS, at beginning of the year	194,847	4,744,436	-	-	84	33,995,060	9,604,162	473,765	401,358	812,213	-	22,563,331

NET ASSETS, at end of the year	$342,383	$4,824,739	$23,838	$25,992	$62,512	$35,244,134	$9,969,494	$951,777	$600,267	$1,148,828	$1,058	$24,132,173

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division
Investment Income
Dividends	$-	$-	$1,763	$73	$-	$69,786	$148,573	$38,919	$14,631	$817,060

Expenses
Mortality and expense risk fees	75,443	23	2,225	649	46	115,144	346,813	14,763	271,565	483,675

Net investment income (loss)	(75,443)	(23)	(462)	(576)	(46)	(45,358)	(198,240)	24,156	(256,934)	333,385

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(754,131)	3	7,309	(307)	-	7,903	4,384,126	78,157	3,194,017	6,180,711
Realized gain distribution	503,899	-	21,353	-	-	220	5,656,458	-	4,806,304	-

Realized gain (loss)	(250,232)	3	28,662	(307)	-	8,123	10,040,584	78,157	8,000,321	6,180,711

Change in net unrealized appreciation/depreciation of investments	2,916,101	494	18,523	23,290	108	(8,082)	4,461,492	58,629	3,992,459	20,090,293

Net gain (loss) on investments	2,665,869	497	47,185	22,983	108	41	14,502,076	136,786	11,992,780	26,271,004

Net increase (decrease) in net assets resulting from operations	2,590,426	474	46,723	22,407	62	(45,317)	14,303,836	160,942	11,735,846	26,604,389

Capital transactions:
Transfer of net premiums	825,811	145	113,912	19,485	382	4,280,748	3,577,078	117,261	2,611,690	4,273,004
Transfers due to death benefits	(24,595)	-	-	(39)	-	(20,325)	(131,106)	(9,750)	(80,981)	(218,803)
Transfers due to withdrawal of funds	(681,424)	-	(3,438)	(4,109)	-	(8,012,512)	(3,758,544)	(223,759)	(2,388,737)	(3,435,937)
Transfers due to policy loans, net of repayments	(359,590)	-	(5,130)	(52)	-	(914,947)	(1,542,046)	(7,435)	(835,020)	(2,134,622)
Transfers due to charges for administrative and insurance costs	(606,609)	(70)	(41,038)	(667)	(66)	(1,875,740)	(2,360,023)	(54,009)	(1,693,316)	(2,937,738)
Transfers between divisions and to/from Guaranteed Principal Account	100,894	17,714	40,714	28,768	37,114	1,204,658	(202,873)	(29,046)	(85,997)	(182,112)

Net increase (decrease) in net assets resulting from capital transactions	(745,513)	17,789	105,020	43,386	37,430	(5,338,118)	(4,417,514)	(206,738)	(2,472,361)	(4,636,208)

Total increase (decrease)	1,844,913	18,263	151,743	65,793	37,492	(5,383,435)	9,886,322	(45,796)	9,263,485	21,968,181

NET ASSETS, at beginning of the year	12,102,946	-	302,935	61,651	-	22,189,202	56,569,215	1,976,988	42,958,174	75,843,398

NET ASSETS, at end of the year	$13,947,859	$18,263	$454,678	$127,444	$37,492	$16,805,767	$66,455,537	$1,931,192	$52,221,659	$97,811,579

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	Oppenheimer Global Multi- Alternatives Division	Oppenheimer Global Strategic Income Division	Oppenheimer Government Money Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Total Return Bond Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division
Investment Income
Dividends	$-	$525,253	$18,064	$335,743	$348,792	$23,524	$284,719	$18,288	$-	$298,966

Expenses
Mortality and expense risk fees	97	142,349	32,787	158,333	151,738	20,224	71,224	1,074	92,828	110,692

Net investment income (loss)	(97)	382,904	(14,723)	177,410	197,054	3,300	213,495	17,214	(92,828)	188,274

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(1)	(319,229)	-	1,725,568	2,616,804	105,374	(15,281)	(15,428)	2,078,185	1,339,314
Realized gain distribution	-	-	-	-	467,958	144,407	-	-	170,412	1,634,192

Realized gain (loss)	(1)	(319,229)	-	1,725,568	3,084,762	249,781	(15,281)	(15,428)	2,248,597	2,973,506

Change in net unrealized appreciation/depreciation of investments	88	1,182,503	-	3,394,968	880,040	123,079	266,569	2,041	1,879,309	(716,394)

Net gain (loss) on investments	87	863,274	-	5,120,536	3,964,802	372,860	251,288	(13,387)	4,127,906	2,257,112

Net increase (decrease) in net assets resulting from operations	(10)	1,246,178	(14,723)	5,297,946	4,161,856	376,160	464,783	3,827	4,035,078	2,445,386

Capital transactions:
Transfer of net premiums	1,856	1,943,997	627,991	1,705,437	1,559,686	210,325	951,121	64,451	649,702	1,060,229
Transfers due to death benefits	-	(165,067)	(19,162)	(31,889)	(39,192)	(19,797)	(42,630)	-	(8,165)	(9,507)
Transfers due to withdrawal of funds	-	(1,141,864)	(834,943)	(947,773)	(1,186,608)	(177,539)	(637,645)	(2,635)	(521,773)	(578,527)
Transfers due to policy loans, net of repayments	-	(420,684)	6,510	(410,435)	(562,250)	(3,717)	(115,444)	(4,174)	(376,126)	(1,422,527)
Transfers due to charges for administrative and insurance costs	(214)	(1,060,030)	(161,335)	(801,363)	(1,245,107)	(71,861)	(502,413)	(18,036)	(344,771)	(597,551)
Transfers between divisions and to/from Guaranteed Principal Account	77,306	342,571	(93,038)	385,955	(56,870)	397,356	307,273	943	106,370	(345,222)

Net increase (decrease) in net assets resulting from capital transactions	78,948	(501,077)	(473,977)	(100,068)	(1,530,341)	334,767	(39,738)	40,549	(494,763)	(1,893,105)

Total increase (decrease)	78,938	745,101	(488,700)	5,197,878	2,631,515	710,927	425,045	44,376	3,540,315	552,281

NET ASSETS, at beginning of the year	5	22,381,947	4,749,700	20,887,222	26,188,457	2,574,213	11,993,297	150,825	11,414,335	16,787,672

NET ASSETS, at end of the year	$78,943	$23,127,048	$4,261,000	$26,085,100	$28,819,972	$3,285,140	$12,418,342	$195,201	$14,954,650	$17,339,953

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

December 31, 2017

	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY® Clarion Global Real Estate Division
Investment Income
Dividends	$26	$-	$3,144	$307,175	$9,081

Expenses
Mortality and expense risk fees	11	280,709	21,438	70,079	1,538

Net investment income (loss)	15	(280,709)	(18,294)	237,096	7,543

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(8)	3,133,931	106,788	471,479	2,945
Realized gain distribution	-	6,547,881	320,653	-	-

Realized gain (loss)	(8)	9,681,812	427,441	471,479	2,945

Change in net unrealized appreciation/depreciation of investments	1	2,269,124	473,822	1,029,772	14,068

Net gain (loss) on investments	(7)	11,950,936	901,263	1,501,251	17,013

Net increase (decrease) in net assets resulting from operations	8	11,670,227	882,969	1,738,347	24,556

Capital transactions:
Transfer of net premiums	-	1,982,658	138,114	741,688	76,053
Transfers due to death benefits	-	(162,467)	-	(7,975)	-
Transfers due to withdrawal of funds	-	(4,364,648)	(265,169)	(369,809)	(2,063)
Transfers due to policy loans, net of repayments	-	(907,863)	(3,329)	(970,455)	(7,844)
Transfers due to charges for administrative and insurance costs	(212)	(1,869,999)	(97,440)	(387,390)	(21,524)
Transfers between divisions and to/from Guaranteed Principal Account	-	(237,255)	4,573	160,665	3,214

Net increase (decrease) in net assets resulting from capital transactions	(212)	(5,559,574)	(223,251)	(833,276)	47,836

Total increase (decrease)	(204)	6,110,653	659,718	905,071	72,392

NET ASSETS, at beginning of the year	1,899	50,472,128	2,652,149	11,052,281	222,918

NET ASSETS, at end of the year	$1,695	$56,582,781	$3,311,867	$11,957,352	$295,310

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS

For The Year Ended December 31, 2016

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)
Investment Income
Dividends	$580,568	$1,599	$225,372	$306,868	$428,800	$82,624	$474,331	$40,649	$-	$104,087	$262	$24,581

Expenses
Mortality and expense risk fees	158,182	914	90,794	127,193	207,635	52,954	393,499	44,371	745	90,971	51	8,672

Net investment income (loss)	422,386	685	134,578	179,675	221,165	29,670	80,832	(3,722)	(745)	13,116	211	15,909

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,748,970	(54)	993,464	1,253,127	267,966	495,865	2,094,023	585,970	2,403	176,874	(130)	16,768
Realized gain distribution	438,104	-	-	457,094	3,176,272	573,660	5,051,424	516,734	12,000	1,912,820	126	993

Realized gain (loss)	2,187,074	(54)	993,464	1,710,221	3,444,238	1,069,525	7,145,447	1,102,704	14,403	2,089,694	(4)	17,761

Change in net unrealized appreciation/depreciation of investments	333,998	(10,375)	1,263,085	(319,355)	(688,928)	394,994	(3,109,595)	(671,568)	(13,641)	1,258,947	1,069	181,076

Net gain (loss) on investments	2,521,072	(10,429)	2,256,549	1,390,866	2,755,310	1,464,519	4,035,852	431,136	762	3,348,641	1,065	198,837

Net increase (decrease) in net assets resulting from operations	2,943,458	(9,744)	2,391,127	1,570,541	2,976,475	1,494,189	4,116,684	427,414	17	3,361,757	1,276	214,746

Capital transactions:
Transfer of net premiums	1,516,924	-	853,659	1,353,811	1,991,596	433,413	5,095,702	317,577	-	887,813	66	4,721
Transfers due to death benefits	(171,657)	-	(32,802)	(9,007)	(36,822)	(9,106)	(180,889)	(3,553)	-	(12,311)	-	-
Transfers due to withdrawal of funds	(895,118)	-	(548,036)	(482,694)	(1,190,252)	(163,735)	(2,580,161)	(1,342,513)	-	(413,098)	-	(271,543)
Transfers due to policy loans, net of repayments	(456,543)	-	(202,443)	(257,696)	(601,536)	(237,575)	(1,221,057)	(24,251)	-	(283,524)	-	-
Transfers due to charges for administrative and insurance costs	(1,066,093)	(1,808)	(457,560)	(844,546)	(1,097,410)	(286,920)	(2,655,656)	(121,817)	(5,578)	(495,744)	(983)	(38,567)
Transfers between divisions and to/from Guaranteed Principal Account	869,230	-	203,881	16,959	(184,854)	18,123	(7,095,157)	(105,245)	-	(57,099)	-	260,123

Net increase (decrease) in net assets resulting from capital transactions	(203,257)	(1,808)	(183,301)	(223,173)	(1,119,278)	(245,800)	(8,637,218)	(1,279,802)	(5,578)	(373,963)	(917)	(45,266)

Total increase (decrease)	2,740,201	(11,552)	2,207,826	1,347,368	1,857,197	1,248,389	(4,520,534)	(852,388)	(5,561)	2,987,794	359	169,480

NET ASSETS, at beginning of the year	23,313,481	161,404	11,909,152	18,393,999	28,415,871	7,530,019	64,684,270	6,630,826	130,962	11,657,741	12,317	1,727,074

NET ASSETS, at end of the year	$26,053,682	$149,852	$14,116,978	$19,741,367	$30,273,068	$8,778,408	$60,163,736	$5,778,438	$125,401	$14,645,535	$12,676	$1,896,554

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Investment Income
Dividends	$36,535	$3,433	$1,328	$22,146	$-	$-	$3,019	$90,902	$-	$-	$85,601	$1,808

Expenses
Mortality and expense risk fees	40,379	946	578	10,057	19,582	18,656	809	33,324	104,202	1,205	47,320	1,184

Net investment income (loss)	(3,844)	2,487	750	12,089	(19,582)	(18,656)	2,210	57,578	(104,202)	(1,205)	38,281	624

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	803,265	595	1,764	229,860	227,333	285,308	47	150,436	(124,388)	(5,701)	512,967	4,317
Realized gain distribution	592	-	3,583	-	433,624	122,127	1,959	66,505	2,159,038	22,044	-	-

Realized gain (loss)	803,857	595	5,347	229,860	660,957	407,435	2,006	216,941	2,034,650	16,343	512,967	4,317

Change in net unrealized appreciation/depreciation of investments	(722,199)	(8,320)	3,610	(29,253)	(1,029,619)	(430,992)	1,138	(106,614)	(1,703,662)	(13,299)	(434,511)	(2,593)

Net gain (loss) on investments	81,658	(7,725)	8,957	200,607	(368,662)	(23,557)	3,144	110,327	330,988	3,044	78,456	1,724

Net increase (decrease) in net assets resulting from operations	77,814	(5,238)	9,707	212,696	(388,244)	(42,213)	5,354	167,905	226,786	1,839	116,737	2,348

Capital transactions:
Transfer of net premiums	352,859	-	-	150,721	277,080	246,852	-	291,231	867,049	7,267	586,541	5,303
Transfers due to death benefits	(14,018)	-	-	-	-	(4,551)	-	(3,077)	(21,198)	-	(8,045)	-
Transfers due to withdrawal of funds	(282,106)	15	-	(55,664)	(80,278)	(63,048)	-	(61,315)	(750,797)	(92)	(223,717)	(15)
Transfers due to policy loans, net of repayments	(180,735)	-	-	(33,518)	(161,211)	(110,507)	-	(221,894)	(504,683)	(8,804)	(158,375)	(11,627)
Transfers due to charges for administrative and insurance costs	(292,548)	(3,746)	(4,330)	(86,231)	(143,998)	(126,061)	(1,764)	(204,469)	(650,197)	(3,962)	(359,092)	(1,111)
Transfers between divisions and to/from Guaranteed Principal Account	(406,298)	7,588	-	280,000	38,203	(41,162)	38	(192,240)	(39,442)	1,779	49,404	(11,658)

Net increase (decrease) in net assets resulting from capital transactions	(822,846)	3,857	(4,330)	255,308	(70,204)	(98,477)	(1,726)	(391,764)	(1,099,268)	(3,812)	(113,284)	(19,108)

Total increase (decrease)	(745,032)	(1,381)	5,377	468,004	(458,448)	(140,690)	3,628	(223,859)	(872,482)	(1,973)	3,453	(16,760)

NET ASSETS, at beginning of the year	6,622,347	164,553	99,765	1,366,232	3,234,987	2,860,192	136,368	4,828,308	16,790,187	161,103	8,009,301	205,061

NET ASSETS, at end of the year	$5,877,315	$163,172	$105,142	$1,834,236	$2,776,539	$2,719,502	$139,996	$4,604,449	$15,917,705	$159,130	$8,012,754	$188,301

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division
Investment Income
Dividends	$739	$4,988	$-	$22,364	$19,303	$18,227	$599,945	$-	$14,588	$1,327,835	$5,068	$1,180,817

Expenses
Mortality and expense risk fees	11,169	4,251	32,704	10,850	7,705	5,800	149,436	43,611	4,415	399,125	1,459	394,006

Net investment income (loss)	(10,430)	737	(32,704)	11,514	11,598	12,427	450,509	(43,611)	10,173	928,710	3,609	786,811

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	114,730	25,613	(60,118)	35,330	(39,289)	(63,231)	1,346,362	422,606	(9,291)	1,728,967	(2,854)	3,778,658
Realized gain distribution	100,835	63,765	207,215	287,037	131,975	53,859	2,633,310	812,958	32,455	4,854,918	25,661	1,488,650

Realized gain (loss)	215,565	89,378	147,097	322,367	92,686	(9,372)	3,979,672	1,235,564	23,164	6,583,885	22,807	5,267,308

Change in net unrealized appreciation/depreciation of investments	(175,389)	(45,159)	237,322	(104,046)	405	43,721	(2,048,125)	(1,194,617)	(4,633)	1,258,824	14,963	549,789

Net gain (loss) on investments	40,176	44,219	384,419	218,321	93,091	34,349	1,931,547	40,947	18,531	7,842,709	37,770	5,817,097

Net increase (decrease) in net assets resulting from operations	29,746	44,956	351,715	229,835	104,689	46,776	2,382,056	(2,664)	28,704	8,771,419	41,379	6,603,908

Capital transactions:
Transfer of net premiums	83,385	31,379	300,943	17,221	494,844	196,597	1,568,201	766,669	127,388	4,663,721	60,782	2,701,857
Transfers due to death benefits	(8,868)	-	(25,449)	-	-	-	(186,299)	(5,277)	(5,797)	(468,123)	-	(337,617)
Transfers due to withdrawal of funds	(84,096)	(3,119)	(557,827)	(73,367)	(36,066)	(112,293)	(599,240)	(338,082)	(20,616)	(2,510,406)	(2,829)	(2,246,952)
Transfers due to policy loans, net of repayments	2,159	(3,926)	(92,879)	(524)	(10,745)	(10,731)	(443,816)	(178,098)	(316)	(1,125,375)	-	(489,750)
Transfers due to charges for administrative and insurance costs	(29,831)	(18,408)	(151,182)	(31,720)	(234,017)	(59,131)	(1,714,520)	(346,317)	(15,609)	(4,191,776)	(21,204)	(2,213,674)
Transfers between divisions and to/from Guaranteed Principal Account	(95,467)	(21,212)	(165,438)	(422)	101,252	7,999	187,225	137,604	84,134	(1,758,078)	30,627	357,154

Net increase (decrease) in net assets resulting from capital transactions	(132,718)	(15,286)	(691,832)	(88,812)	315,268	22,441	(1,188,449)	36,499	169,184	(5,390,037)	67,376	(2,228,982)

Total increase (decrease)	(102,972)	29,670	(340,117)	141,023	419,957	69,217	1,193,607	33,835	197,888	3,381,382	108,755	4,374,926

NET ASSETS, at beginning of the year	1,782,359	590,412	5,211,919	2,803,462	997,688	765,595	27,875,164	6,826,645	510,973	78,392,024	205,984	62,107,625

NET ASSETS, at end of the year	$1,679,387	$620,082	$4,871,802	$2,944,485	$1,417,645	$834,812	$29,068,771	$6,860,480	$708,861	$81,773,406	$314,739	$66,482,551

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division
Investment Income
Dividends	$2,647	$1,347	$2,174	$31,841	$2,860	$116,455	$-	$1,031,104	$166,701	$-	$4,888	$14,838

Expenses
Mortality and expense risk fees	887	808	1,287	10,305	948	33,727	-	191,319	65,669	2,515	1,964	4,555

Net investment income (loss)	1,760	539	887	21,536	1,912	82,728	-	839,785	101,032	(2,515)	2,924	10,283

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	(5,584)	1,106	15,928	(69,114)	2,786	(36,487)	(1)	1,894	113,625	(26,302)	(18,997)	(28,660)
Realized gain distribution	-	9,069	-	175,172	14,055	-	-	160,941	1,793,551	51,805	29,452	49,596

Realized gain (loss)	(5,584)	10,175	15,928	106,058	16,841	(36,487)	(1)	162,835	1,907,176	25,503	10,455	20,936

Change in net unrealized appreciation/depreciation of investments	5,384	(3,158)	(1,173)	(6,246)	5,351	147,664	(1)	(192,547)	(1,734,437)	(3,220)	51,673	10,369

Net gain (loss) on investments	(200)	7,017	14,755	99,812	22,192	111,177	(2)	(29,712)	172,739	22,283	62,128	31,305

Net increase (decrease) in net assets resulting from operations	1,560	7,556	15,642	121,348	24,104	193,905	(2)	810,073	273,771	19,768	65,052	41,588

Capital transactions:
Transfer of net premiums	50,140	48,785	72,516	582,912	45,360	415,713	128	1,586,625	683,014	176,966	93,132	296,185
Transfers due to death benefits	-	-	(11,726)	-	-	(12,375)	-	(185,691)	(47,357)	-	-	-
Transfers due to withdrawal of funds	(4,984)	(2,110)	(3,154)	(138,379)	(1,519)	(278,724)	-	(827,767)	(269,736)	(69,276)	(1,102)	(66,545)
Transfers due to policy loans, net of repayments	(2,573)	(185)	(2,181)	(305)	(597)	(124,717)	-	(255,169)	(256,085)	(4,620)	(4,586)	(3,809)
Transfers due to charges for administrative and insurance costs	(15,315)	(21,090)	(28,292)	(118,100)	(18,253)	(229,328)	(42)	(1,425,303)	(402,779)	(50,527)	(36,540)	(106,913)
Transfers between divisions and to/from Guaranteed Principal Account	(14,238)	7,512	14,296	31,785	(8,266)	268,664	-	(2,040,098)	(30,094)	2,716	11,765	33,085

Net increase (decrease) in net assets resulting from capital transactions	13,030	32,912	41,459	357,913	16,725	39,233	86	(3,147,403)	(323,037)	55,259	62,669	152,003

Total increase (decrease)	14,590	40,468	57,101	479,261	40,829	233,138	84	(2,337,330)	(49,266)	75,027	127,721	193,591

NET ASSETS, at beginning of the year	136,743	102,154	188,466	1,607,208	154,018	4,511,298	-	36,332,390	9,653,428	398,738	273,637	618,622

NET ASSETS, at end of the year	$151,333	$142,622	$245,567	$2,086,469	$194,847	$4,744,436	$84	$33,995,060	$9,604,162	$473,765	$401,358	$812,213

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Multi- Alternatives Division	Oppenheimer Global Strategic Income Division	Oppenheimer Government Money Division
Investment Income
Dividends	$217,568	$-	$1,316	$168	$30	$230,922	$48,228	$-	$801,961	$-	$1,121,194	$503

Expenses
Mortality and expense risk fees	135,511	72,750	1,521	337	121,709	358,092	14,979	261,931	455,428	-	152,778	33,539

Net investment income (loss)	82,057	(72,750)	(205)	(169)	(121,679)	(127,170)	33,249	(261,931)	346,533	-	968,416	(33,036)

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	1,243,285	(295,129)	(6,857)	(11,142)	8,661	1,967,036	80,982	2,216,432	812,069	-	(213,928)	-
Realized gain distribution	468,643	1,929,822	15,251	-	-	5,850,918	-	3,367,540	5,083,319	-	-	-

Realized gain (loss)	1,711,928	1,634,693	8,394	(11,142)	8,661	7,817,954	80,982	5,583,972	5,895,388	-	(213,928)	-

Change in net unrealized appreciation/depreciation of investments	1,595,601	(297,003)	46,405	13,466	12,721	(9,501,622)	(25,408)	(4,559,444)	(6,778,755)	-	513,124	-

Net gain (loss) on investments	3,307,529	1,337,690	54,799	2,324	21,382	(1,683,668)	55,574	1,024,528	(883,367)	-	299,196	-

Net increase (decrease) in net assets resulting from operations	3,389,586	1,264,940	54,594	2,155	(100,297)	(1,810,838)	88,823	762,597	(536,834)	-	1,267,612	(33,036)

Capital transactions:
Transfer of net premiums	1,287,138	814,456	87,945	12,724	3,182,057	3,650,120	132,999	2,641,023	4,409,467	10	2,089,864	526,825
Transfers due to death benefits	(93,291)	(17,027)	-	(8,581)	(4,280)	(204,355)	-	(119,846)	(237,088)	-	(137,018)	(77)
Transfers due to withdrawal of funds	(864,360)	(328,370)	(18,556)	(26,227)	(6,636,592)	(2,199,954)	(225,297)	(2,136,590)	(3,837,662)	-	(1,412,349)	(186,273)
Transfers due to policy loans, net of repayments	(374,665)	(253,464)	(1,834)	(44)	(761,916)	(1,148,141)	16,278	(715,519)	(1,209,789)	-	(496,015)	(457)
Transfers due to charges for administrative and insurance costs	(820,559)	(453,852)	(32,224)	(502)	(2,159,260)	(2,416,059)	(56,321)	(1,807,502)	(2,823,694)	(5)	(1,120,282)	(190,964)
Transfers between divisions and to/from Guaranteed Principal Account	(72,903)	95,962	585	23,754	8,103,319	(323,897)	(3,506)	653,770	(217,408)	-	(80,096)	(128,388)

Net increase (decrease) in net assets resulting from capital transactions	(938,640)	(142,295)	35,916	1,124	1,723,328	(2,642,286)	(135,847)	(1,484,664)	(3,916,174)	5	(1,155,896)	20,666

Total increase (decrease)	2,450,946	1,122,645	90,510	3,279	1,623,031	(4,453,124)	(47,024)	(722,067)	(4,453,008)	5	111,716	(12,370)

NET ASSETS, at beginning of the year	20,112,385	10,980,301	212,425	58,372	20,566,171	61,022,339	2,024,012	43,680,241	80,296,406	-	22,270,231	4,762,070

NET ASSETS, at end of the year	$22,563,331	$12,102,946	$302,935	$61,651	$22,189,202	$56,569,215	$1,976,988	$42,958,174	$75,843,398	$5	$22,381,947	$4,749,700

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS (Continued)

For The Year Ended December 31, 2016

	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Core Bond Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY® Clarion Global Real Estate Division
Investment Income
Dividends	$251,138	$276,969	$12,490	$450,961	$1,331	$-	$376,408	$27	$-	$1,070	$203,918	$2,329

Expenses
Mortality and expense risk fees	158,901	164,602	17,322	81,765	839	76,039	114,207	11	308,976	17,641	71,557	1,289

Net investment income (loss)	92,237	112,367	(4,832)	369,196	492	(76,039)	262,201	16	(308,976)	(16,571)	132,361	1,040

Net realized and unrealized gain (loss) on investments
Realized gain (loss) on sale of fund shares	577,671	1,615,802	73,899	(163,157)	(27,614)	773,662	1,720,065	(7)	2,584,868	9,141	(126,248)	(648)
Realized gain distribution	534,243	2,943,986	92,597	-	-	-	1,547,081	-	3,264,840	130,495	182,645	-

Realized gain (loss)	1,111,914	4,559,788	166,496	(163,157)	(27,614)	773,662	3,267,146	(7)	5,849,708	139,636	56,397	(648)

Change in net unrealized appreciation/depreciation of investments	(1,790,548)	(2,087,684)	230,702	80,020	44,332	(592,097)	(790,576)	8	(2,893,349)	(117,342)	489,921	1,095

Net gain (loss) on investments	(678,634)	2,472,104	397,198	(83,137)	16,718	181,565	2,476,570	1	2,956,359	22,294	546,318	447

Net increase (decrease) in net assets resulting from operations	(586,397)	2,584,471	392,366	286,059	17,210	105,526	2,738,771	17	2,647,383	5,723	678,679	1,487

Capital transactions:
Transfer of net premiums	2,061,741	1,576,179	185,552	1,053,302	58,235	586,545	1,158,541	-	2,011,412	153,843	777,992	74,128
Transfers due to death benefits	(39,531)	(38,717)	(9,383)	(64,246)	-	(9,954)	(17,955)	-	(186,793)	(8,352)	(16,785)	-
Transfers due to withdrawal of funds	(1,763,841)	(1,094,639)	(405,969)	(520,533)	(6,938)	(249,065)	(963,632)	(1)	(2,012,040)	(224,880)	(287,553)	(8,819)
Transfers due to policy loans, net of repayments	(382,070)	(603,909)	(8,463)	(205,561)	(3,783)	(200,392)	(277,124)	-	(816,648)	(6,161)	(180,765)	(39)
Transfers due to charges for administrative and insurance costs	(792,038)	(1,193,564)	(70,160)	(529,852)	(17,232)	(322,765)	(595,509)	(230)	(1,882,969)	(88,037)	(384,452)	(20,324)
Transfers between divisions and to/from Guaranteed Principal Account	(1,059,544)	359,863	49,726	888,772	(7,208)	2,098,341	(1,553,788)	-	(400,618)	9,609	(135,081)	(13,582)

Net increase (decrease) in net assets resulting from capital transactions	(1,975,283)	(994,787)	(258,697)	621,882	23,074	1,902,710	(2,249,467)	(231)	(3,287,656)	(163,978)	(226,644)	31,364

Total increase (decrease)	(2,561,680)	1,589,684	133,669	907,941	40,284	2,008,236	489,304	(214)	(640,273)	(158,255)	452,035	32,851

NET ASSETS, at beginning of the year	23,448,902	24,598,773	2,440,544	11,085,356	110,541	9,406,099	16,298,368	2,113	51,112,401	2,810,404	10,600,246	190,067

NET ASSETS, at end of the year	$20,887,222	$26,188,457	$2,574,213	$11,993,297	$150,825	$11,414,335	$16,787,672	$1,899	$50,472,128	$2,652,149	$11,052,281	$222,918

See Notes to Financial Statements.

Massachusetts Mutual Variable Life Separate Account I

Notes To Financial Statements

1.	ORGANIZATION

Massachusetts Mutual Variable Life Separate Account I (“the Separate Account”) is a separate investment account of Massachusetts Mutual Life Insurance Company (“MassMutual”) established on July 13, 1988. The Separate Account is registered as a unit investment trust under the Investment Company Act of 1940 (“the 1940 Act”).

MassMutual maintains the following fifteen segments within the Separate Account: Variable Life Plus, Large Case Variable Life Plus, Strategic Variable Life®, Variable Life Select, Strategic Group Variable Universal Life®, Strategic Group Variable Universal Life® II, Survivorship Variable Universal Life, Variable Universal Life, Strategic Variable Life® Plus, Survivorship Variable Universal Life II, Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM, Variable Universal Life III and MassMutual ElectrumSM. Four of the fifteen segments within the Separate Account: Variable Universal Life II, VUL GuardSM, Survivorship VUL GuardSM and Variable Universal Life III, have multiple tiers. The unit values of these tiers differ based on the associated expense ratios.

The assets and liabilities of the Separate Account are clearly identified and distinguished from MassMutual’s other assets and liabilities. The portion of the Separate Account assets applicable to the variable life policies is not chargeable with liabilities arising from any other MassMutual business.

2.	INVESTMENT OF THE SEPARATE ACCOUNT’S ASSETS

As of December 31, 2017, the Separate Account consists of one hundred thirty-eight divisions that invest in the following mutual funds. All of the funds may not be available to all of the fifteen segments of the Separate Account:

Divisions	The division listed in the first column invests in the fund in this column

American Century VP Capital Appreciation Division [27,33]	American Century VP Capital Appreciation Fund [1,27]

American Century VP Income & Growth Division	American Century VP Income & Growth Fund [1]

American Century VP Inflation Protection Division [27,33]	American Century VP Inflation Protection Fund [1,27]

American Century VP International Division	American Century VP International Fund [1]

American Century VP Value Division	American Century VP Value Fund [1]

American Funds® Asset Allocation Division	American Funds Insurance Series® Asset Allocation Fund [2]

American Funds® Growth-Income Division	American Funds Insurance Series® Growth-Income Fund [2]

BlackRock Basic Value V.I. Division [27,33]	BlackRock Basic Value V.I. Fund [18,27]

BlackRock High Yield V.I. Division [27,33]	BlackRock High Yield V.I. Fund [18,27]

BlackRock Total Return V.I. Division [27,33]	Blackrock Total Return V.I. Fund [18,27]

Delaware VIP® Emerging Markets Division [27,33]	Delaware VIP® Emerging Markets Series [19,27]

Delaware VIP® Small Cap Value Division [27,33]	Delaware VIP® Small Cap Value Series [19,27]

Deutsche Small Cap Index Division	Deutsche Small Cap Index VIP Fund [3]

Dreyfus MidCap Stock Division [27,33]	Dreyfus MidCap Stock Portfolio [20,27]

Eaton Vance VT Floating-Rate Income Division [27,33]	Eaton Vance VT Floating-Rate Income Fund [21,27]

Fidelity® VIP Contrafund® Division (Initial Class)	Fidelity® VIP Contrafund® Portfolio (Initial Class) [4]

Fidelity® VIP Contrafund® Division (Service Class)	Fidelity® VIP Contrafund® Portfolio (Service Class) [4]

Fidelity® VIP Freedom 2020 Division [27,33]	Fidelity® VIP Freedom 2020 Portfolio [24,27]

Fidelity® VIP Freedom 2025 Division [27,33]	Fidelity® VIP Freedom 2025 Portfolio [24,27]

Fidelity® VIP Freedom 2030 Division [27,33]	Fidelity® VIP Freedom 2030 Portfolio [24,27]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

Fidelity® VIP Freedom 2035 Division [27,33]	Fidelity® VIP Freedom 2035 Portfolio [24,27]

Fidelity® VIP Freedom 2040 Division [27,33]	Fidelity® VIP Freedom 2040 Portfolio [24,27]

Fidelity® VIP Freedom 2050 Division [27,33]	Fidelity® VIP Freedom 2050 Portfolio [24,27]

Fidelity® VIP Growth Division	Fidelity® VIP Growth Portfolio [4]

Fidelity® VIP Overseas Division [27,33]	Fidelity® VIP Overseas Portfolio [4,27]

Fidelity® VIP Real Estate Division [27,33]	Fidelity® VIP Real Estate Portfolio [27,31]

Franklin Mutual Global Discovery VIP Division [27,33]	Franklin Mutual Global Discovery VIP Fund [26,27]

Franklin Small Cap Value VIP Division	Franklin Small Cap Value VIP Fund [5]

Franklin Strategic Income VIP Division [27,33]	Franklin Strategic Income VIP Fund [25,27]

Goldman Sachs Core Fixed Income Division [27,33]	Goldman Sachs Core Fixed Income Fund [6,27]

Goldman Sachs Growth Opportunities Division [27,33]	Goldman Sachs Growth Opportunities Fund [6,27]

Goldman Sachs Large Cap Value Division	Goldman Sachs Large Cap Value Fund [6]

Goldman Sachs Mid Cap Value Division	Goldman Sachs Mid Cap Value Fund [6]

Goldman Sachs Small Cap Equity Insights Division [27,33]	Goldman Sachs Small Cap Equity Insights Fund [6,27]

Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic Growth Fund [6]

Goldman Sachs Strategic International Equity Division	Goldman Sachs Strategic International Equity Fund [6]

Goldman Sachs U.S. Equity Insights Division	Goldman Sachs U.S. Equity Insights Fund [6]

Invesco V.I. American Franchise Division [27,33]	Invesco V.I. American Franchise Fund [8,27]

Invesco V.I. Comstock Division [27,33]	Invesco V.I. Comstock Fund [8,27]

Invesco V.I. Diversified Dividend Division	Invesco V.I. Diversified Dividend Fund [8]

Invesco V.I. Global Health Care Division	Invesco V.I. Global Health Care Fund [8]

Invesco V.I. Global Real Estate Division [27,33]	Invesco V.I. Global Real Estate Fund [8,27]

Invesco V.I. International Growth Division [27,33]	Invesco V.I. International Growth Fund [8,27]

Invesco V.I. Mid Cap Growth Division [27,33]	Invesco V.I. Mid Cap Growth Fund [8,27]

Invesco V.I. Small Cap Equity Division [27,33]	Invesco V.I. Small Cap Equity Fund [8,27]

Invesco V.I. Technology Division	Invesco V.I. Technology Fund [8]

Ivy Asset Strategy Division [30]	Ivy VIP Asset Strategy Portfolio [32]

Ivy VIP Science and Technology Division [27,33]	Ivy VIP Science and Technology Portfolio [27,32]

Janus Henderson Balanced Division (Institutional Class) [29]	Janus Henderson Balanced Portfolio (Institutional Class) [9,29]

Janus Henderson Balanced Division (Service Class) [29]	Janus Henderson Balanced Portfolio (Service Class) [9,29]

Janus Henderson Forty Division (Institutional Class) [29]	Janus Henderson Forty Portfolio (Institutional Class) [9,29]

Janus Henderson Forty Division (Service Class) [29]	Janus Henderson Forty Portfolio (Service Class) [9,29]

Janus Henderson Global Research Division (Institutional Class) [29]	Janus Henderson Global Research Portfolio (Institutional Class) [9,29]

Janus Henderson Global Research Division (Service Class) [29]	Janus Henderson Global Research Portfolio (Service Class) [9,29]

JPMorgan Insurance Trust Small Cap Core Division [27,33]	JPMorgan Insurance Trust Small Cap Core Portfolio [22,27]

JPMorgan Insurance Trust U.S. Equity Division [27,33]	JPMorgan Insurance Trust U.S. Equity Portfolio [22,27]

Lord Abbett Developing Growth Division [27,33]	Lord Abbett Developing Growth Portfolio [23,27]

Lord Abbett Mid Cap Stock Division [27,33]	Lord Abbett Mid Cap Stock Portfolio [23,27]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

MFS® Blended Research Core Equity Division [27,33]	MFS® Blended Research Core Equity Portfolio [10,27]

MFS® Global Real Estate Division [27,33]	MFS® Global Real Estate Portfolio [10,27]

MFS® Government Securities Division [27,33]	MFS® Government Securities Portfolio [10,27]

MFS® Growth Division	MFS® Growth Series [10]

MFS® International Value Division [27,33]	MFS® International Value Portfolio [10,27]

MFS® Investors Trust Division	MFS® Investors Trust Series [10]

MFS® Mid Cap Value Division [27,33]	MFS® Mid Cap Value Portfolio [10,27]

MFS® New Discovery Division	MFS® New Discovery Series [10]

MFS® Research Division	MFS® Research Series [10]

MFS® Utilities Division [27,33]	MFS® Utilities Series [10,27]

MFS® Value Division [27,33]	MFS® Value Series [10,27]

MML Aggressive Allocation Division	MML Aggressive Allocation Fund [11]

MML Balanced Allocation Division	MML Balanced Allocation Fund [11]

MML Blend Division	MML Blend Fund [12]

MML Blue Chip Growth Division	MML Blue Chip Growth Fund [11]

MML Conservative Allocation Division	MML Conservative Allocation Fund [11]

MML Core Allocation Division	MML American Funds® Core Allocation Fund [11]

MML Dynamic Bond Division	MML Dynamic Bond Fund [12]

MML Equity Division	MML Equity Fund [12]

MML Equity Income Division	MML Equity Income Fund [11]

MML Equity Index Division (Service Class I) [27,33]	MML Equity Index Fund (Service Class I) [11,27]

MML Equity Index Division (Class II)	MML Equity Index Fund (Class II) [11]

MML Focused Equity Division	MML Focused Equity Fund [11]

MML Foreign Division	MML Foreign Fund [11]

MML Fundamental Growth Division	MML Fundamental Growth Fund [11]

MML Fundamental Value Division	MML Fundamental Value Fund [11]

MML Global Division (Service Class I) [27,33]	MML Global Fund (Service Class I) [11,27]

MML Global Division (Class II)	MML Global Fund (Class II) [11]

MML Growth Division	MML American Funds® Growth Fund [11]

MML Growth & Income Division	MML Growth & Income Fund [11]

MML Growth Allocation Division	MML Growth Allocation Fund [11]

MML High Yield Division	MML High Yield Fund [12]

MML Income & Growth Division	MML Income & Growth Fund [11]

MML Inflation-Protected and Income Division	MML Inflation-Protected and Income Fund [12]

MML International Division	MML American Funds® International Fund [11]

MML International Equity Division	MML International Equity Fund [11]

MML Large Cap Growth Division	MML Large Cap Growth Fund [11]

MML Managed Bond Division	MML Managed Bond Fund [12]

MML Managed Volatility Division	MML Managed Volatility Fund [11]

MML Mid Cap Growth Division	MML Mid Cap Growth Fund [11]

Notes To Financial Statements (Continued)

Divisions	The division listed in the first column invests in the fund in this column

MML Mid Cap Value Division	MML Mid Cap Value Fund [11]

MML Moderate Allocation Division	MML Moderate Allocation Fund [11]

MML Short-Duration Bond Division	MML Short-Duration Bond Fund [12]

MML Small Cap Equity Division	MML Small Cap Equity Fund [12]

MML Small Cap Growth Equity Division	MML Small Cap Growth Equity Fund [11]

MML Small Company Value Division	MML Small Company Value Fund [11]

MML Small/Mid Cap Value Division	MML Small/Mid Cap Value Fund [11]

MML Strategic Emerging Markets Division	MML Strategic Emerging Markets Fund [12]

MML Total Return Bond Division	MML Total Return Bond Fund [11]

MML U.S. Government Money Market Division	MML U.S. Government Money Market Fund [12]

Oppenheimer Capital Appreciation Division	Oppenheimer Capital Appreciation Fund/VA 13

Oppenheimer Conservative Balanced Division	Oppenheimer Conservative Balanced Fund/VA 13

Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Discovery Mid Cap Growth Fund/VA 13

Oppenheimer Global Division	Oppenheimer Global Fund/VA 13

Oppenheimer Global Multi-Alternatives Division	Oppenheimer Global Multi-Alternatives Fund/VA 13

Oppenheimer Global Strategic Income Division	Oppenheimer Global Strategic Income Fund/VA 13

Oppenheimer Government Money Division	Oppenheimer Government Money Fund/VA 13

Oppenheimer International Growth Division	Oppenheimer International Growth Fund/VA 13

Oppenheimer Main Street Division	Oppenheimer Main Street Fund®/VA 13

Oppenheimer Main Street Small Cap Division	Oppenheimer Main Street Small Cap Fund®/VA 13

Oppenheimer Total Return Bond Division [28]	Oppenheimer Total Return Bond Fund/VA 13, 28

PIMCO All Asset Division [27,33]	PIMCO All Asset Portfolio [14,27]

PIMCO CommodityRealReturn® Strategy Division	PIMCO CommodityRealReturn® Strategy Portfolio [14]

PIMCO Emerging Markets Bond Division [27,33]	PIMCO Emerging Markets Bond Portfolio [14,27]

PIMCO Global Bond Division [27,33]	PIMCO Global Bond Portfolio [14,27]

PIMCO High Yield Division [27,33]	PIMCO High Yield Portfolio [14,27]

PIMCO Long-Term U.S. Government Division [27,33]	PIMCO Long-Term U.S. Government Portfolio [14,27]

PIMCO Real Return Division [27,33]	PIMCO Real Return Portfolio [14,27]

PIMCO Total Return Division [27,33]	PIMCO Total Return Portfolio [14,27]

T. Rowe Price Blue Chip Growth Division	T. Rowe Price Blue Chip Growth Portfolio [15]

T. Rowe Price Equity Income Division	T. Rowe Price Equity Income Portfolio [15]

T. Rowe Price Limited-Term Bond Division	T. Rowe Price Limited-Term Bond Portfolio [15]

T. Rowe Price Mid-Cap Growth Division	T. Rowe Price Mid-Cap Growth Portfolio [15]

T. Rowe Price New America Growth Division	T. Rowe Price New America Growth Portfolio [15]

Templeton Foreign VIP Division	Templeton Foreign VIP Fund [25]

Templeton Global Bond VIP Division [27,33]	Templeton Global Bond VIP Fund [25,27]

VY® Clarion Global Real Estate Division	VY® Clarion Global Real Estate Portfolio [7]

Voya International Index Division [27,33]	Voya International Index Portfolio [7,27]

Voya Russell™ Mid Cap Index Division [27,33]	Voya Russell™ Mid Cap Index Portfolio [7,27]

Voya Russell™ Small Cap Index Division [27,33]	Voya Russell™ Small Cap Index Portfolio [7,27]

Notes To Financial Statements (Continued)

In addition to the one hundred thirty-eight divisions, policy owners may also allocate funds to the Guaranteed Principal Account (“GPA”), which is part of MassMutual’s general investment account (“General Account”). Because of exemptive and exclusionary provisions in the securities law, interests in the GPA are not registered under the Securities Act of 1933. The General Account and the GPA are not registered as an investment company under the 1940 Act.

[1]	American Century Investment Management, Inc. is the investment adviser to this Fund.
[2]	Capital Research and Management Company is the investment adviser to this Fund.
[3]	Deutsche Investment Management Americas Inc. is the investment adviser to this Fund.
[4]	Fidelity Management & Research Company is the investment adviser to this Portfolio.
[5]	Franklin Advisory Services, LLC is the investment adviser to this Fund.
[6]	Goldman Sachs Asset Management, L.P., a separate business unit of the Investment Management Division of Goldman Sachs & Co., is the investment adviser to this Fund.
[7]	Voya Investments, LLC is the investment adviser to this Portfolio.
[8]	Invesco Advisers, Inc. is the investment adviser to this Fund.
[9]	Janus Capital Management, LLC is the investment adviser to this Portfolio.
[10]	Massachusetts Financial Services Company is the investment adviser to this Series.
[11]	MML Investment Advisers, LLC is the investment adviser to the listed MML Trust Fund.
[12]	MML Investment Advisers, LLC is the investment adviser to the listed MML II Trust Fund.
[13]	OFI Global Asset Management, Inc. is the investment adviser to this Fund/Portfolio.
[14]	Pacific Investment Management Company LLC is the investment adviser to this Portfolio.
[15]	T. Rowe Price Associates, Inc. is the investment adviser to this Portfolio.
[16]	Templeton Investment Counsel, LLC is the investment adviser to this Fund.
[17]	This division did not have any investment or unit activity in 2016 and 2017.
[18]	BlackRock Advisors, LLC is the investment adviser to this Fund.
[19]	Delaware Management Company is the investment adviser to this Series.
[20]	The Dreyfus Corporation is the investment adviser to this Portfolio.
[21]	Eaton Vance Management is the investment adviser to this Fund.
[22]	J.P. Morgan Investment Management Inc. is the investment adviser to this Portfolio.
[23]	Lord, Abbett & Co. LLC is the investment adviser to this Portfolio.
[24]	FMR Co., Inc. is the investment adviser to this Portfolio.
[25]	Franklin Advisers, Inc. is the investment adviser to this Fund.
[26]	Franklin Mutual Advisers, LLC is the investment adviser to this Fund.
[27]	This Division/Fund became available to the Separate Account as an investment option on June 26, 2017.
[28]	Oppenheimer Total Return Bond was formerly known as Oppenheimer Core Bond.
[29]	Janus Henderson was formerly known as Janus Aspen.
[30]	Ivy Asset Strategy was formerly known as Ivy Funds Asset Strategy.
[31]	Fidelity SelectCo, LLC is the investment adviser to this Fund.
[32]	Ivy Investment Management Company is the Investment Adviser to this Portfolio.
[33]	This division did not have any investment or unit activity in 2017.

3.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Separate Account in preparation of the financial statements in conformity with generally accepted accounting principles. Separate Account Massachusetts Mutual Variable Life Separate Account I follows the accounting and reporting guidance in FASB Accounting Standards Codification 946.

A.	Investment Valuation

Investments in the investment divisions are valued at the closing net asset value of each of the respective underlying funds, which value their investment securities at fair value.

B.	Accounting for Investments

Investment transactions are accounted for on a trade-date basis and identified cost is the basis followed in determining the cost of investments sold for financial statement purposes. Dividend income and gains from realized gain distributions are recorded on the ex-distribution date, and are reinvested in the underlying investment divisions.

C.	Federal Income Taxes

MassMutual is taxed under federal law as a life insurance company under the provisions of the 1986 Internal Revenue Code, as amended. Under existing federal law, no taxes are payable on net investment income and net realized capital gains attributable to policies, which depend on the Separate Account’s investment performance. Accordingly, no

Notes To Financial Statements (Continued)

provision for federal income tax has been made. MassMutual may, however, make such a charge in the future if an unanticipated change of current law results in a company tax liability attributable to the Separate Account.

D.	Policy Charges

See Note 8B for charges associated with the policies.

E.	Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

F.	Policy Loans

When a policy loan is made, the Separate Account transfers the amount of the loan to MassMutual, thereby decreasing both the investments and the net assets of the Separate Account by an equal amount. The policy owner is charged interest on the outstanding policy loan amount generally equal to either a fixed interest rate of 4% to 6% per year or (in all qualifying jurisdictions) an adjustable loan rate, where applicable. The adjustable loan rate is determined each year for the following policy year.

As long as a loan is outstanding, a portion of the policy account value equal to the loan is invested in the GPA. The amount of the loan earns interest at a rate equal to the greater of either a fixed interest rate generally equal to 2% to 4% of the loan or the policy loan rate less the loan interest rate expense charge. This amount does not participate in the Separate Account’s investment performance.

G.	Life Reserves

Life reserves are developed by using accepted actuarial methods and are computed using the 1980 CSO or 2001 CSO mortality tables.

4.	FAIR VALUE OF FINANCIAL INSTRUMENTS

The Separate Account defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Separate Account generally uses the market approach as the valuation technique due to the nature of the mutual fund investments offered in the Separate Account. This technique maximizes the use of observable inputs and minimizes the use of unobservable inputs. Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Valuation Inputs: Various inputs are used to determine the value of the Separate Account’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – observable inputs other than Level 1 quoted prices (including, but not limited to, quoted prices for similar securities, interest rates, prepayment speeds and credit risk)
•	Level 3 – unobservable inputs

The net assets of the Separate Account are measured at fair value. All the net assets are categorized as Level 1 as of December 31, 2017. There have been no transfers between levels for the year ended December 31, 2017.

5.	RELATED PARTY TRANSACTIONS

A.	Sales Agreements

The policies currently being offered are sold by registered representatives of MML Investors Services, LLC (“MMLIS”), a subsidiary of MassMutual, and by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors, LLC (“MML Distributors”) and/or MML Strategic Distributors, LLC (“MSD”), subsidiaries of MassMutual. Pursuant to separate underwriting agreements with MassMutual, on its

Notes To Financial Statements (Continued)

own behalf and on behalf of the Separate Account, MMLIS serves as principal underwriter of the policies sold by its registered representatives, and MML Distributors and MSD serve as principal underwriters of the policies sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors and/or MSD.

MMLIS, MML Distributors and MSD are registered with the Securities and Exchange Commission (the “SEC”) as broker-dealers under the Securities Exchange Act of 1934 and are members of the Financial Industry Regulatory Authority (“FINRA”). Commissions for sales of policies by MMLIS registered representatives are paid on behalf of MMLIS to its registered representatives. Commissions for sales of policies by registered representatives of other broker-dealers are paid on behalf of MML Distributors and/or MSD to those broker-dealers. MMLIS, MML Distributors, and MSD also receive compensation for their actions as principal underwriters of the policies.

B.	Receivable from/Payable to MassMutual

Certain fees such as cost of insurance fees and mortality and expense fees are charges paid between the General Account and the Separate Account.

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
							(Initial)	(Service)
Cost of purchases	$7,919,075	$1,500	$1,880,419	$2,844,244	$5,183,415	$2,715,630	$13,726,656	$922,032	$10,598	$2,513,715	$2,484	$125,225
Proceeds from sales	(8,497,863)	(2,946)	(2,721,201)	(3,120,134)	(3,974,277)	(2,840,238)	(14,181,559)	(933,484)	(7,217)	(2,291,793)	(1,102)	(404,813)

	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U .S . Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Ivy Asset Strategy Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Cost of purchases	$1,527,541	$3,082	$14,306	$381,932	$551,368	$942,343	$44,454	$2,732	$494,780	$4,829,794	$20,463	$1,878,680
Proceeds from sales	(1,423,580)	(31,280)	(4,979)	(348,453)	(476,346)	(790,552)	(152)	(4,173)	(614,749)	(5,147,146)	(10,030)	(2,259,430)

	Janus Henderson Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Core Allocation Division	MML Dynamic Bond Division
	(Service)
Cost of purchases	$9,988	$747,074	$342,851	$623,850	$280,683	$1,091,402	$427,760	$6,022,875	$3,539,347	$485,677	$98,832	$7,102
Proceeds from sales	(11,032)	(455,000)	(222,697)	(1,277,110)	(98,959)	(343,807)	(141,320)	(6,417,357)	(2,608,103)	(67,281)	(391)	(106)

	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Focused Equity Division	MML Foreign Division	MML Fundamental Growth Division	MML Fundamental Value Division	MML Global Division	MML Growth Division	MML Growth & Income Division	MML Growth Allocation Division	MML High Yield Division
			(Class II)					(Class II)
Cost of purchases	$8,763,130	$250,353	$13,973,287	$19,094	$84,569	$53,492	$115,147	$127,544	$45,166	$199,116	$1,259,878	$81,850
Proceeds from sales	(12,306,311)	(97,720)	(14,529,019)	(43)	(49,376)	(199)	(645)	(43,631)	(196)	(43,234)	(560,600)	(490)

	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division
Cost of purchases	$176,608	$1,081,343	$25,460	$25,844	$61,106	$5,496,382	$2,571,848	$665,288	$431,975	$592,812	$1,110	$5,659,892
Proceeds from sales	(49,971)	(992,267)	(2,241)	(106)	(932)	(4,728,922)	(2,927,019)	(260,165)	(252,368)	(309,807)	(45)	(6,150,246)

Notes To Financial Statements (Continued)

6.	PURCHASES AND SALES OF INVESTMENTS (Continued)

	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Multi- Alternatives Division	Oppenheimer Global Strategic Income Division
Cost of purchases	$3,107,023	$17,859	$221,059	$47,901	$37,507	$9,243,639	$15,222,504	$133,225	$9,319,440	$11,496,879	$79,162	$4,639,459
Proceeds from sales	(3,424,068)	(93)	(95,158)	(5,086)	(123)	(14,626,798)	(14,181,720)	(315,808)	(7,242,391)	(15,799,623)	(310)	(4,757,590)

	Oppenheimer Government Money Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Total Return Bond Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division
Cost of purchases	$867,751	$4,117,525	$7,633,212	$853,542	$2,866,752	$98,908	$2,709,667	$3,908,361	$26	$17,793,845	$449,395	$2,026,946
Proceeds from sales	(1,357,755)	(4,040,166)	(8,498,535)	(371,068)	(2,693,066)	(41,131)	(3,126,804)	(3,979,009)	(222)	(17,086,258)	(370,275)	(2,623,126)

	VY® Clarion Global Real Estate Division
Cost of purchases	$115,250
Proceeds from sales	(59,877)

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS

The changes in outstanding units for the two years ended December 31, 2017 were as follows:

2017	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division

							(Initial)	(Service)
Units purchased	846,922	-	302,507	522,789	736,723	178,886	1,414,079	104,662	-	253,152	30	7,753
Units withdrawn	(1,380,992)	(1,581)	(583,317)	(998,088)	(1,046,725)	(328,928)	(2,608,224)	(203,437)	(4,125)	(443,954)	(451)	(18,470)
Units transferred between divisions and transferred to/from GPA	(598,400)	-	(22,877)	(20,987)	(21,331)	(2,294)	(118,147)	31,436	-	21,004	-	(55,227)

Net increase (decrease)	(1,132,469)	(1,581)	(303,686)	(496,286)	(331,334)	(152,336)	(1,312,293)	(67,339)	(4,125)	(169,798)	(421)	(65,943)

2017 (Continued)	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Ivy Asset Strategy Division	Janus Henderson Balanced Division	Janus Henderson Balanced Division	Janus Henderson Forty Division	Janus Henderson Forty Division	Janus Henderson Global Research Division
								(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)
Units purchased	207,484	61	3	110,591	97,869	176,025	590	-	121,825	352,857	2,417	425,154
Units withdrawn	(344,445)	(22,021)	(1,818)	(163,677)	(113,246)	(278,168)	(139)	(1,357)	(159,101)	(675,660)	(1,895)	(717,050)
Units transferred between divisions and transferred to/from GPA	(76,286)	-	-	(4,643)	(7,528)	(104,267)	40,229	-	(25,089)	(407,895)	(187)	(353,777)

Net increase (decrease)	(213,247)	(21,959)	(1,815)	(57,730)	(22,905)	(206,410)	40,680	(1,357)	(62,364)	(730,698)	335	(645,673)

2017 (Continued)	Janus Henderson Global Research Division	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Core Allocation Division	MML Dynamic Bond Division
	(Service)
Units purchased	2,721	32,952	11,165	103,558	5,150	250,319	143,699	554,889	394,871	144,347	475	240
Units withdrawn	(2,783)	(87,618)	(14,846)	(243,856)	(27,693)	(135,457)	(71,415)	(1,198,107)	(498,885)	(19,791)	(321)	(97)
Units transferred between divisions and transferred to/from GPA	(202)	110,563	33,719	(55,369)	(3,803)	192,764	59,256	(72,447)	2,669	160,914	81,821	6,222

Net increase (decrease)	(263)	55,897	30,037	(195,667)	(26,346)	307,626	131,540	(715,665)	(101,345)	285,469	81,975	6,365

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2017 (Continued)	MML Equity Division	MML Equity Income Division	MML Equity Index Division	MML Focused Equity Division	MML Foreign Division	MML Fundamental Growth Division	MML Fundamental Value Division	MML Global Division	MML Growth Division	MML Growth & Income Division	MML Growth Allocation Division	MML High Yield Division
			(Class II)					(Class II)
Units purchased	1,701,695	45,582	1,325,009	39	30,131	450	1,793	24,981	569	48,077	291,069	1,044
Units withdrawn	(2,922,106)	(14,793)	(2,257,603)	(32)	(11,847)	(152)	(511)	(13,489)	(128)	(23,514)	(87,510)	(388)
Units transferred between divisions and transferred to/from GPA	(468,865)	25,709	(990,450)	14,555	2,321	42,094	93,098	27,520	33,688	57,115	18,289	64,722

Net increase (decrease)	(1,689,275)	56,498	(1,923,044)	14,561	20,606	42,392	94,380	39,013	34,130	81,678	221,848	65,377

2017 (Continued)	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML International Division	MML International Equity Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division	MML Short-Duration Bond Division	MML Small Cap Equity Division
Units purchased	35,986	240,899	234	560	1,505	869,500	437,164	62,301	45,865	167,629	66	493,404
Units withdrawn	(17,366)	(386,650)	(57)	(81)	(672)	(1,157,973)	(663,224)	(26,424)	(18,259)	(94,327)	(43)	(872,781)
Units transferred between divisions and transferred to/from GPA	48,884	121,005	17,975	18,732	46,526	368,511	(150,770)	136,820	52,687	45,475	985	12,092

Net increase (decrease)	67,505	(24,746)	18,152	19,211	47,359	80,038	(376,830)	172,697	80,294	118,777	1,008	(367,285)

2017 (Continued)	MML Small Cap Growth Equity Division	MML Small Company Value Division	MML Small/ Mid Cap Value Division	MML Strategic Emerging Markets Division	MML Total Return Bond Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Multi- Alternatives Division	Oppenheimer Global Strategic Income Division
Units purchased	323,764	104	34,854	24,357	362	4,688,379	1,818,083	60,406	1,210,524	1,538,168	1,821	990,313
Units withdrawn	(597,913)	(66)	(15,147)	(6,757)	(106)	(9,891,163)	(3,233,294)	(146,266)	(1,961,821)	(2,602,472)	(305)	(1,238,797)
Units transferred between divisions and transferred to/from GPA	(41,733)	13,036	27,602	31,710	35,156	262,530	(1,543,343)	(18,210)	(476,229)	(582,810)	75,547	257,798

Net increase (decrease)	(315,882)	13,074	47,310	49,309	35,411	(4,940,253)	(2,958,554)	(104,070)	(1,227,525)	(1,647,115)	77,063	9,314

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2017 (Continued)	Oppenheimer Government Money Division	Oppenheimer International Growth Division	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Total Return Bond Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division
Units purchased	497,704	791,232	719,703	45,172	761,261	76,834	218,149	396,625	-	514,189	55,145	465,440
Units withdrawn	(804,549)	(924,860)	(1,232,574)	(55,277)	(1,003,026)	(29,276)	(348,484)	(918,334)	(131)	(1,545,558)	(136,610)	(883,554)
Units transferred between divisions and transferred to/from GPA	(72,491)	(145,445)	(372,298)	76,981	287,852	468	22,526	(113,802)	-	(237,713)	1,324	(100,841)

Net increase (decrease)	(379,336)	(279,073)	(885,168)	66,876	46,087	48,026	(107,809)	(635,510)	(131)	(1,269,082)	(80,142)	(518,956)

2017 (Continued)	VY® Clarion Global Real Estate Division
Units purchased	38,052
Units withdrawn	(15,627)
Units transferred between divisions and transferred to/from GPA	1,185

Net increase (decrease)	23,609

2016	American Century VP Income & Growth Division	American Century VP International Division	American Century VP Value Division	American Funds® Asset Allocation Division	American Funds® Growth-Income Division	Deutsche Small Cap Index Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Contrafund® Division	Fidelity® VIP Growth Division	Franklin Small Cap Value VIP Division	Goldman Sachs Large Cap Value Division	Goldman Sachs Mid Cap Value Division
Units purchased	906,596	-	354,861	623,876	872,861	207,222	2,089,812	151,661	-	296,155	32	974
Units withdrawn	(1,357,902)	(1,698)	(453,759)	(662,241)	(1,118,934)	(279,748)	(2,463,581)	(565,689)	(4,429)	(372,643)	(487)	(65,426)
Units transferred between divisions and transferred to/from GPA	2,429	-	78,855	(17,745)	(107,027)	(10,705)	(2,805,780)	(49,420)	-	2,177	-	50,478

Net increase (decrease)	(448,878)	(1,698)	(20,043)	(56,110)	(353,100)	(83,230)	(3,179,550)	(463,448)	(4,429)	(74,311)	(455)	(13,973)

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2016 (Continued)	Goldman Sachs Strategic Growth Division	Goldman Sachs Strategic International Equity Division	Goldman Sachs U.S. Equity Insights Division	Invesco V.I. Diversified Dividend Division	Invesco V.I. Global Health Care Division	Invesco V.I. Technology Division	Janus Aspen Balanced Division	Janus Aspen Balanced Division	Janus Aspen Forty Division	Janus Aspen Forty Division	Janus Aspen Global Research Division	Janus Aspen Global Research Division
							(Institutional)	(Service)	(Institutional)	(Service)	(Institutional)	(Service)
Units purchased	234,931	30,156	-	120,576	109,945	235,661	35,314	125,587	621,223	3,167	584,117	3,114
Units withdrawn	(459,446)	(32,985)	(2,216)	(135,141)	(140,965)	(282,959)	(36,122)	(201,493)	(1,055,247)	(3,968)	(647,905)	(6,446)
Units transferred between divisions and transferred to/from GPA	(431,613)	5,899	-	263,885	7,776	(297,562)	18	(83,454)	(406,216)	(128)	(409,995)	(5,844)

Net increase (decrease)	(656,127)	3,070	(2,216)	249,319	(23,243)	(344,859)	(790)	(159,360)	(840,240)	(929)	(473,782)	(9,176)

2016 (Continued)	MFS® Growth Division	MFS® Investors Trust Division	MFS® New Discovery Division	MFS® Research Division	MML Aggressive Allocation Division	MML Balanced Allocation Division	MML Blend Division	MML Blue Chip Growth Division	MML Conservative Allocation Division	MML Equity Division	MML Equity Income Division	MML Equity Index Division
Units purchased	41,321	12,924	113,555	99,110	249,770	123,091	655,205	498,976	93,054	2,099,793	29,458	1,711,006
Units withdrawn	(60,031)	(9,937)	(291,567)	(141,374)	(134,932)	(105,569)	(1,089,823)	(529,927)	(31,517)	(3,340,959)	(11,694)	(2,779,311)
Units transferred between divisions and transferred to/from GPA	(45,740)	(8,371)	(47,712)	(463)	39,558	2,288	(117,435)	(158,113)	48,185	(1,055,015)	13,070	(647,041)

Net increase (decrease)	(64,450)	(5,384)	(225,724)	(42,727)	154,396	19,810	(552,053)	(189,064)	109,723	(2,296,181)	30,834	(1,715,346)

2016 (Continued)	MML Foreign Division	MML Global Division	MML Growth & Income Division	MML Growth Allocation Division	MML Income & Growth Division	MML Inflation- Protected and Income Division	MML Large Cap Growth Division	MML Managed Bond Division	MML Managed Volatility Division	MML Mid Cap Growth Division	MML Mid Cap Value Division	MML Moderate Allocation Division
Units purchased	34,590	22,844	35,440	289,154	22,112	304,832	128	1,016,068	459,370	56,255	33,904	163,927
Units withdrawn	(15,985)	(10,606)	(20,515)	(144,342)	(10,109)	(418,149)	(43)	(1,455,487)	(597,451)	(39,874)	(15,273)	(103,341)
Units transferred between divisions and transferred to/from GPA	(9,566)	2,267	2,561	14,568	(4,518)	133,375	-	(1,001,264)	(190,209)	(354)	2,690	16,103

Net increase (decrease)	9,040	14,504	17,485	159,380	7,485	20,058	85	(1,440,683)	(328,291)	16,027	21,321	76,690

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

7.	NET INCREASE (DECREASE) IN OUTSTANDING UNITS (Continued)

2016 (Continued)	MML Small Cap Equity Division	MML Small Cap Growth Equity Division	MML Small/Mid Cap Value Division	MML Strategic Emerging Markets Division	MML U.S. Government Money Market Division	Oppenheimer Capital Appreciation Division	Oppenheimer Conservative Balanced Division	Oppenheimer Discovery Mid Cap Growth Division	Oppenheimer Global Division	Oppenheimer Global Strategic Income Division	Oppenheimer Government Money Division	Oppenheimer International Growth Division
Units purchased	562,170	401,881	33,008	19,155	3,133,261	2,347,183	110,031	1,651,175	1,955,689	1,504,085	407,491	1,126,462
Units withdrawn	(839,980)	(464,650)	(19,679)	(54,670)	(7,849,681)	(3,362,355)	(190,503)	(2,522,628)	(2,994,229)	(1,884,383)	(293,355)	(1,442,851)
Units transferred between divisions and transferred to/from GPA	23,364	(15,989)	(1,148)	35,447	7,059,724	(1,774,956)	7,449	(234,400)	(545,304)	(6,184)	(99,276)	(765,567)

Net increase (decrease)	(254,446)	(78,758)	12,181	(69)	2,343,303	(2,790,128)	(73,023)	(1,105,852)	(1,583,845)	(386,482)	14,859	(1,081,957)

2016 (Continued)	Oppenheimer Main Street Division	Oppenheimer Main Street Small Cap Division	Oppenheimer Core Bond Division	PIMCO Commodity- RealReturn® Strategy Division	T. Rowe Price Blue Chip Growth Division	T. Rowe Price Equity Income Division	T. Rowe Price Limited-Term Bond Division	T. Rowe Price Mid-Cap Growth Division	T. Rowe Price New America Growth Division	Templeton Foreign VIP Division	VY® Clarion Global Real Estate Division
Units purchased	887,120	46,604	839,709	72,907	210,934	521,053	-	586,786	92,482	580,941	38,377
Units withdrawn	(1,450,143)	(120,142)	(1,016,064)	(34,856)	(268,215)	(757,357)	(143)	(1,286,248)	(176,926)	(584,185)	(14,678)
Units transferred between divisions and transferred to/from GPA	(438,585)	9,904	735,598	(9,509)	724,730	(640,649)	-	(274,331)	1,715	(400,969)	(6,863)

Net increase (decrease)	(1,001,608)	(63,634)	559,243	28,542	667,449	(876,953)	(143)	(973,793)	(82,729)	(404,213)	16,836

See Notes to Financial Statements.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS

A.	A summary of units outstanding, unit values, net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and total return ratios for each of the five years in the period ended December 31, 2017 follows:

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
American Century VP Income & Growth Division
2017	11,241,950	$2.65 to $2.95	$29,362,754	2.38%	0.25% to 1.00%	19.29% to 20.19%
2016	12,374,420	2.22 to 2.46	26,053,682	2.36	0.25 to 1.00	12.36 to 13.20
2015	12,823,297	1.98 to 2.17	23,313,481	2.10	0.25 to 1.00	(6.56) to (5.856)
2014	13,543,405	2.11 to 2.30	26,280,312	2.04	0.25 to 1.00	11.38 to 12.22
2013	14,350,536	1.90 to 2.05	24,945,163	2.21	0.25 to 1.00	34.47 to 35.48

American Century VP International Division
2017	142,405	1.13 to 1.36	193,296	0.86	0.25 to 0.60	12.99 to 30.42
2016	143,987	1.04	149,852	1.05	0.60	(6.06)
2015	145,685	1.11	161,404	0.37	0.60	0.16
2014	151,511	1.11	167,598	1.66	0.60	(6.07)
2013	152,989	1.18	180,173	1.67	0.60	21.68

American Century VP Value Division
2017	4,346,509	2.74 to 3.53	14,228,000	1.66	0.25 to 1.00	7.67 to 8.48
2016	4,650,196	2.55 to 3.26	14,116,978	1.74	0.25 to 1.00	19.28 to 20.18
2015	4,670,239	2.13 to 2.71	11,909,152	2.13	0.25 to 1.00	(4.84) to (4.12)
2014	5,013,429	2.24 to 2.83	13,423,353	1.54	0.25 to 1.00	11.96 to 12.80
2013	5,357,935	2.00 to 2.51	12,888,121	1.66	0.25 to 1.00	30.42 to 31.40

American Funds® Asset Allocation Division
2017	7,262,865	2.58 to 3.17	21,305,963	1.54	0.25 to 1.00	15.08 to 15.94
2016	7,759,152	2.24 to 2.73	19,741,367	1.61	0.25 to 1.00	8.32 to 9.14
2015	7,815,261	2.07 to 2.51	18,393,999	1.63	0.25 to 1.00	0.39 to 1.15
2014	8,141,405	2.06 to 2.48	19,013,090	1.49	0.25 to 1.00	4.35 to 5.13
2013	8,342,596	1.97 to 2.36	18,613,490	1.46	0.25 to 1.00	22.46 to 23.38

American Funds® Growth-Income Division
2017	10,523,397	2.80 to 3.69	35,545,549	1.41	0.25 to 1.00	21.17 to 22.08
2016	10,854,731	2.31 to 3.03	30,273,068	1.49	0.25 to 1.00	10.41 to 11.24
2015	11,207,831	2.09 to 2.72	28,415,871	1.30	0.25 to 1.00	0.45 to 1.20
2014	11,596,041	2.09 to 2.69	29,207,131	1.29	0.25 to 1.00	9.53 to 10.36
2013	12,044,715	1.90 to 2.44	27,620,894	1.37	0.25 to 1.00	32.17 to 33.17

Deutsche Small Cap Index Division
2017	2,899,255	2.89 to 3.50	9,439,990	0.97	0.25 to 1.00	13.19 to 14.04
2016	3,051,591	2.55 to 3.07	8,778,408	1.07	0.25 to 1.00	19.83 to 20.73
2015	3,134,821	2.13 to 2.54	7,530,019	1.04	0.25 to 1.00	(5.55) to (4.83)
2014	3,211,396	2.25 to 2.67	8,143,727	0.97	0.25 to 1.00	3.70 to 4.48
2013	3,440,982	2.17 to 2.56	8,393,980	1.63	0.25 to 1.00	37.26 to 38.29

Fidelity® VIP Contrafund® Division (Initial Class)
2017	19,235,499	3.27 to 4.51	68,425,223	0.99	0.25 to 1.00	20.67 to 21.57
2016	20,547,792	2.71 to 3.71	60,163,736	0.79	0.25 to 1.00	6.93 to 7.74
2015	23,727,342	2.53 to 3.44	64,684,270	1.03	0.25 to 1.00	(0.33) to 0.42
2014	24,279,433	2.54 to 3.43	66,265,541	0.97	0.25 to 1.00	10.83 to 11.66
2013	25,170,264	2.29 to 3.07	61,826,384	1.09	0.25 to 1.00	29.98 to 30.96

Fidelity® VIP Contrafund® Division (Service Class)
2017	2,019,712	3.33 to 3.52	6,595,001	0.90	0.60 to 0.75	20.86 to 21.04
2016	2,087,051	2.76 to 2.91	5,778,438	0.67	0.60 to 0.75	7.11 to 7.27
2015	2,550,500	2.57 to 2.71	6,630,826	0.93	0.60 to 0.75	(0.19) to (0.04)
2014	2,699,853	2.58 to 2.71	7,028,266	0.87	0.60 to 0.75	10.98 to 11.15
2013	2,868,191	2.32 to 2.44	6,732,673	1.00	0.60 to 0.75	30.17 to 30.36

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Fidelity® VIP Growth Division
2017	93,153	$1.13 to $1.73	$161,149	0.12%	0.25% to 0.60%	12.84% to 34.20%
2016	97,277	1.29	125,401	-	0.60	0.11
2015	101,707	1.29	130,962	0.16	0.60	6.41
2014	106,337	1.21	128,676	0.11	0.60	10.52
2013	84,610	1.09	92,635	0.20	0.60	35.39

Franklin Small Cap Value VIP Division
2017	3,663,564	3.32 to 4.57	15,268,606	0.51	0.25 to 1.00	9.55 to 10.38
2016	3,833,362	3.03 to 4.14	14,645,535	0.81	0.25 to 1.00	28.90 to 29.86
2015	3,907,673	2.35 to 3.19	11,657,741	0.63	0.25 to 1.00	(8.31) to (7.62)
2014	4,048,324	2.56 to 3.45	13,133,649	0.62	0.25 to 1.00	(0.43) to 0.32
2013	4,173,798	2.57 to 3.44	13,553,648	1.29	0.25 to 1.00	34.88 to 35.90

Goldman Sachs Large Cap Value Division
2017	5,338	2.29 to 2.50	12,839	1.65	0.30 to 0.60	9.20 to 9.53
2016	5,759	2.10 to 2.29	12,676	2.19	0.30 to 0.60	10.92 to 11.25
2015	6,214	1.89 to 2.05	12,317	1.41	0.30 to 0.60	(4.98) to (4.70)
2014	6,631	1.99 to 2.16	13,813	1.42	0.30 to 0.60	12.26 to 12.60
2013	6,894	1.77 to 1.91	12,787	0.04	0.30 to 0.60	32.43 to 32.83

Goldman Sachs Mid Cap Value Division
2017	300,137	1.07 to 5.97	1,704,158	0.68	0.25 to 0.60	6.54 to 10.41
2016	366,080	5.06 to 5.39	1,896,554	1.45	0.30 to 0.60	12.85 to 13.19
2015	380,053	4.48 to 4.76	1,727,074	0.35	0.30 to 0.60	(9.79) to (9.51)
2014	463,907	4.97 to 5.26	2,353,669	1.00	0.30 to 0.60	12.89 to 13.23
2013	479,203	4.40 to 4.65	2,160,496	0.86	0.30 to 0.60	32.10 to 32.49

Goldman Sachs Strategic Growth Division
2017	3,000,907	2.17 to 2.83	7,411,173	0.53	0.25 to 1.00	29.36 to 30.34
2016	3,214,153	1.66 to 2.18	5,877,315	0.60	0.25 to 1.00	0.97 to 1.73
2015	3,870,281	1.64 to 2.16	6,622,347	0.34	0.25 to 1.00	2.37 to 3.14
2014	4,678,650	1.59 to 2.11	7,809,251	0.37	0.25 to 1.00	12.51 to 13.36
2013	5,449,939	1.40 to 1.88	8,063,224	0.41	0.25 to 1.00	31.10 to 32.09

Goldman Sachs Strategic International Equity Division
2017	101,323	1.09 to 1.67	168,772	1.90	0.25 to 0.60	9.46 to 25.85
2016	123,282	1.32	163,172	2.17	0.60	(3.31)
2015	120,212	1.37	164,553	1.80	0.60	0.45
2014	95,879	1.36	130,657	3.63	0.60	(8.10)
2013	93,783	1.48	139,057	1.73	0.60	23.46

Goldman Sachs U.S. Equity Insights Division
2017	48,506	2.55 to 3.06	124,927	1.41	0.30 to 0.60	23.33 to 23.70
2016	50,321	2.07 to 2.47	105,142	1.34	0.30 to 0.60	10.07 to 10.40
2015	52,537	1.88 to 2.24	99,765	1.36	0.30 to 0.60	(0.79) to (0.49)
2014	54,997	1.90 to 2.25	105,291	1.32	0.30 to 0.60	15.67 to 16.02
2013	70,378	1.64 to 1.94	116,294	1.05	0.30 to 0.60	36.70 to 37.11

Invesco V.I. Diversified Dividend Division
2017	1,329,968	1.18 to 1.55	1,924,600	1.69	0.25 to 1.00	7.50 to 8.30
2016	1,387,698	1.10 to 1.43	1,834,236	1.34	0.25 to 1.00	13.67 to 14.53
2015	1,138,379	0.97 to 1.25	1,366,232	1.76	0.25 to 1.00	1.05 to 1.81
2014	1,043,671	0.96 to 1.22	1,235,075	1.74	0.25 to 1.00	11.71 to 12.55
2013	1,150,802	0.86 to 1.09	1,207,255	2.51	0.25 to 1.00	29.73 to 30.71

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Invesco V.I. Global Health Care Division
2017	996,342	$2.81 to $3.39	$3,115,697	0.37%	0.25% to 1.00%	14.68% to 15.54%
2016	1,019,247	2.45 to 2.93	2,776,539	-	0.25 to 1.00	(12.34) to (11.68)
2015	1,042,490	2.80 to 3.32	3,234,987	-	0.25 to 1.00	2.14 to 2.91
2014	1,083,908	2.74 to 3.22	3,285,583	-	0.25 to 1.00	18.48 to 19.37
2013	1,058,682	2.31 to 2.70	2,701,896	0.70	0.25 to 1.00	39.14 to 40.19

Invesco V.I. Technology Division
2017	2,032,079	1.68 to 2.46	3,637,730	-	0.25 to 1.00	33.79 to 34.80
2016	2,238,489	1.25 to 1.84	2,719,502	-	0.25 to 1.00	(1.74) to (1.00)
2015	2,583,348	1.26 to 1.87	2,860,192	-	0.25 to 1.00	5.75 to 6.55
2014	2,713,915	1.18 to 1.77	2,834,494	-	0.25 to 1.00	9.95 to 10.77
2013	2,894,693	1.07 to 1.61	2,721,438	-	0.25 to 1.00	23.9 to 24.83

Ivy Asset Strategy Division
2017	40,680	1.09 to 1.12	45,453	1.16	0.25 to 0.75	9.29 to 18.27
2016	-	0.94	-	-	0.75	(2.57)
2015	-	0.97	-	-	0.75	(3.04)

Janus Henderson Balanced Division (Institutional Class)
2017	60,169	2.68	161,175	1.62	0.60	17.72
2016	61,526	2.28	139,996	2.23	0.60	3.98
2015	62,316	2.19	136,368	1.60	0.60	0.02
2014	63,065	2.19	137,981	1.76	0.60	7.86
2013	63,756	2.03	129,329	2.28	0.60	19.44

Janus Henderson Balanced Division (Service Class)
2017	1,764,877	2.69 to 3.17	5,219,360	1.39	0.25 to 1.00	16.96 to 17.84
2016	1,827,242	2.30 to 2.69	4,604,449	1.88	0.25 to 1.00	3.29 to 4.06
2015	1,986,602	2.23 to 2.59	4,828,308	1.37	0.25 to 1.00	(0.59) to 0.16
2014	1,974,540	2.24 to 2.58	4,818,850	1.52	0.25 to 1.00	7.16 to 7.97
2013	2,004,806	2.09 to 2.39	4,553,567	2.03	0.25 to 1.00	18.61 to 19.50

Janus Henderson Forty Division (Institutional Class)
2017	5,714,266	2.61 to 3.25	19,329,223	-	0.25 to 0.75	29.34 to 29.99
2016	6,444,964	2.01 to 2.51	15,917,705	-	0.25 to 0.75	1.43 to 1.94
2015	7,285,204	1.97 to 2.48	16,790,187	-	0.25 to 0.75	11.38 to 11.94
2014	7,900,411	1.76 to 2.23	16,254,249	0.16	0.25 to 0.75	7.92 to 8.46
2013	8,376,322	1.62 to 2.06	15,943,695	0.71	0.25 to 0.75	30.25 to 30.90

Janus Henderson Forty Division (Service Class)
2017	52,125	3.87 to 4.55	206,633	-	0.50 to 1.00	28.71 to 29.35
2016	51,790	3.01 to 3.52	159,130	-	0.50 to 1.00	0.93 to 1.44
2015	52,719	2.98 to 3.47	161,103	-	0.50 to 1.00	10.82 to 11.38
2014	53,043	2.69 to 3.11	145,948	0.03	0.50 to 1.00	7.39 to 7.93
2013	54,410	2.50 to 2.89	139,065	0.59	0.50 to 1.00	29.58 to 30.23

Janus Henderson Global Research Division (Institutional Class)
2017	5,981,044	1.27 to 1.58	9,657,867	0.82	0.25 to 0.75	26.08 to 26.71
2016	6,626,717	1.00 to 1.26	8,012,754	1.09	0.25 to 0.75	1.30 to 1.81
2015	7,100,500	0.99 to 1.24	8,009,301	0.64	0.25 to 0.75	(3.02) to (2.53)
2014	7,544,222	1.01 to 1.28	8,703,992	1.08	0.25 to 0.75	6.64 to 7.18
2013	7,978,142	0.94 to 1.20	8,604,397	1.22	0.25 to 0.75	27.47 to 28.11

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Janus Henderson Global Research Division (Service Class)
2017	98,174	$2.05 to $2.58	$236,100	0.69%	0.50% to 1.00%	25.43% to 26.05%
2016	98,437	1.63 to 2.05	188,301	0.93	0.50 to 1.00	0.81 to 1.31
2015	107,614	1.62 to 2.02	205,061	0.52	0.50 to 1.00	(3.50) to (3.02)
2014	116,069	1.68 to 2.08	229,442	0.98	0.50 to 1.00	6.11 to 6.65
2013	106,159	1.58 to 1.95	195,591	1.13	0.50 to 1.00	26.80 to 27.44

MFS® Growth Division
2017	835,618	1.12 to 2.70	2,414,793	0.12	0.25 to 0.75	12.11 to 30.43
2016	779,721	2.07 to 2.58	1,679,387	0.04	0.30 to 0.75	1.68 to 2.14
2015	844,171	2.04 to 2.52	1,782,359	0.16	0.30 to 0.75	6.76 to 7.24
2014	864,992	1.91 to 2.35	1,710,078	0.10	0.30 to 0.75	8.13 to 8.62
2013	923,600	1.76 to 2.17	1,690,641	0.23	0.30 to 0.75	35.83 to 36.44

MFS® Investors Trust Division
2017	253,190	2.97 to 3.67	857,046	0.73	0.25 to 1.00	22.12 to 23.04
2016	223,153	2.43 to 2.98	620,082	0.85	0.25 to 1.00	7.51 to 8.32
2015	228,537	2.26 to 2.75	590,412	0.91	0.25 to 1.00	(0.78) to (0.03)
2014	235,802	2.28 to 2.76	611,967	0.95	0.25 to 1.00	9.90 to 10.73
2013	244,595	2.08 to 2.49	574,996	1.01	0.25 to 1.00	30.74 to 31.72

MFS® New Discovery Division
2017	1,335,946	2.94 to 4.22	5,342,292	-	0.25 to 1.00	25.40 to 26.34
2016	1,531,613	2.34 to 3.34	4,871,802	-	0.25 to 1.00	7.97 to 8.78
2015	1,757,337	2.17 to 3.07	5,211,919	-	0.25 to 1.00	(2.86) to (2.13)
2014	2,013,904	2.23 to 3.14	6,214,867	-	0.25 to 1.00	(8.18) to (7.49)
2013	2,159,652	2.43 to 3.39	7,278,405	-	0.25 to 1.00	40.11 to 41.17

MFS® Research Division
2017	1,197,462	2.52 to 3.07	3,542,827	1.36	0.30 to 0.75	22.45 to 23.00
2016	1,223,807	2.06 to 2.50	2,944,485	0.79	0.30 to 0.75	7.93 to 8.41
2015	1,266,534	1.91 to 2.30	2,803,462	0.74	0.30 to 0.75	0.05 to 0.50
2014	1,275,659	1.91 to 2.29	2,813,981	0.80	0.30 to 0.75	9.38 to 9.87
2013	1,413,023	1.74 to 2.08	2,812,221	0.32	0.30 to 0.75	31.30 to 31.89

MML Aggressive Allocation Division
2017	964,047	1.08 to 1.72	2,340,168	1.06	0.25 to 0.75	8.35 to 17.89
2016	656,421	1.46 to 2.37	1,417,645	1.61	0.50 to 0.75	7.73 to 8.00
2015	502,025	1.35 to 2.19	997,688	2.09	0.50 to 0.75	(1.58) to (1.34)
2014	395,103	1.37 to 2.22	797,803	1.13	0.50 to 0.75	5.06 to 5.32
2013	275,389	1.31 to 2.11	529,428	1.31	0.50 to 0.75	26.44 to 26.75

MML Balanced Allocation Division
2017	658,420	1.05 to 1.46	1,165,476	1.99	0.25 to 0.75	4.99 to 10.65
2016	526,881	1.32 to 1.94	834,812	2.14	0.50 to 0.75	5.36 to 5.62
2015	507,071	1.25 to 1.84	765,595	2.71	0.50 to 0.75	(1.11) to (0.86)
2014	722,714	1.26 to 1.86	1,041,985	2.63	0.50 to 0.75	4.56 to 4.82
2013	270,017	1.21 to 1.77	426,773	2.44	0.50 to 0.75	13.63 to 13.92

MML Blend Division
2017	8,339,530	2.55 to 2.77	31,096,755	2.12	0.25 to 1.00	14.11 to 14.97
2016	9,055,194	2.23 to 2.41	29,068,771	2.14	0.25 to 1.00	8.33 to 9.15
2015	9,607,247	2.06 to 2.21	27,875,164	2.13	0.25 to 1.00	(0.92) to (0.17)
2014	10,175,074	2.08 to 2.21	29,791,083	2.07	0.25 to 1.00	9.88 to 10.71
2013	10,923,359	1.89 to 2.00	29,496,182	2.04	0.25 to 1.00	19.12 to 20.01

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Blue Chip Growth Division
2017	3,983,374	$1.77 to $2.80	$9,546,427	0.01%	0.25% to 1.00%	34.87% to 35.88%
2016	4,084,720	1.30 to 2.07	6,860,480	-	0.25 to 1.00	(0.09) to 0.66
2015	4,273,783	1.30 to 2.08	6,826,645	-	0.25 to 1.00	9.99 to 10.82
2014	4,575,439	1.17 to 1.89	6,627,835	-	0.25 to 1.00	8.04 to 8.85
2013	4,676,561	1.07 to 1.75	6,247,551	0.22	0.25 to 1.00	39.92 to 40.98

MML Conservative Allocation Division
2017	790,945	1.04 to 1.39	1,159,929	2.00	0.25 to 0.75	4.11 to 8.80
2016	505,476	1.28 to 1.85	708,861	2.41	0.50 to 0.75	4.99 to 5.26
2015	395,753	1.22 to 1.76	510,973	2.83	0.50 to 0.75	(1.12) to (0.88)
2014	371,391	1.23 to 1.78	480,942	3.21	0.50 to 0.75	4.34 to 4.60
2013	105,407	1.18 to 1.70	145,525	2.51	0.50 to 0.75	10.49 to 10.76

MML Core Allocation Division
2017	81,975	1.07 to 1.24	101,251	-	0.25 to 0.75	7.47 to 14.94
2016	-	1.07	-	-	0.75	8.97
2015	-	0.99	-	-	0.75	(1.39)

MML Dynamic Bond Division
2017	6,365	1.01 to 1.09	6,954	1.02	0.25 to 0.75	1.34 to 4.45
2016	-	1.05	-	-	0.75	4.94
2015	-	1.00	-	-	0.75	(0.31)

MML Equity Division
2017	24,327,205	2.37 to 2.49	88,570,445	1.82	0.25 to 1.00	14.64 to 15.50
2016	26,016,480	2.05 to 2.17	81,773,406	1.74	0.25 to 1.00	11.48 to 12.31
2015	28,312,661	1.82 to 1.95	78,392,024	2.07	0.25 to 1.00	(4.39) to (3.67)
2014	31,447,238	1.89 to 2.03	88,607,590	1.89	0.25 to 1.00	10.46 to 11.29
2013	34,299,445	1.70 to 1.84	89,227,360	1.89	0.25 to 1.00	31.95 to 32.94

MML Equity Income Division
2017	192,482	1.10 to 1.35	494,840	2.07	0.25 to 0.75	10.07 to 16.33
2016	135,984	2.29 to 2.33	314,739	2.12	0.50 to 0.70	17.86 to 18.09
2015	105,150	1.95 to 1.98	205,984	1.94	0.50 to 0.70	(7.53) to (7.35)
2014	87,872	2.11 to 2.13	185,944	1.74	0.50 to 0.70	6.79 to 7.01
2013	72,358	1.97 to 1.99	143,100	1.98	0.50 to 0.70	29.03 to 29.28

MML Equity Index Division (Class II)
2017	27,700,757	2.87 to 3.06	77,086,744	1.18	0.25 to 1.00	20.29 to 21.20
2016	29,623,801	2.38 to 2.52	66,482,551	1.87	0.25 to 1.00	10.51 to 11.34
2015	31,339,147	2.16 to 2.27	62,107,625	1.65	0.25 to 1.00	0.16 to 0.92
2014	35,250,762	2.15 to 2.25	69,226,923	1.55	0.25 to 1.00	12.22 to 13.07
2013	36,579,510	1.92 to 1.99	64,323,607	1.65	0.25 to 1.00	30.71 to 31.69

MML Focused Equity Division
2017	14,561	1.09 to 1.38	20,062	-	0.25 to 0.75	9.39 to 21.99
2016	-	1.13	-	-	0.75	17.96
2015	-	0.96	-	-	0.75	(4.26)

MML Foreign Division
2017	120,948	1.08 to 1.20	217,714	2.08	0.25 to 0.75	7.80 to 21.73
2016	100,342	1.50 to 1.53	151,333	1.98	0.50 to 0.70	0.73 to 0.94
2015	91,302	1.49 to 1.52	136,743	2.92	0.50 to 0.70	(4.84) to (4.65)
2014	71,520	1.57 to 1.59	112,532	2.35	0.50 to 0.70	(7.62) to (7.43)
2013	54,443	1.70 to 1.72	92,715	1.95	0.50 to 0.70	19.96 to 20.20

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Fundamental Growth Division
2017	42,392	$1.13 to $1.31	$55,477	-%	0.25% to 0.75%	12.67% to 27.67%
2016	-	1.03	-	-	0.75	3.73
2015	-	0.99	-	-	0.75	(1.18)

MML Fundamental Value Division
2017	94,380	1.09 to 1.27	119,815	-	0.25 to 0.75	8.75 to 15.10
2016	-	1.10	-	-	0.75	13.25

MML Global Division (Class II)
2017	100,947	1.30 to 2.89	248,284	1.06	0.50 to 0.75	23.68 to 24.30
2016	61,934	2.30 to 2.34	142,622	1.14	0.50 to 0.70	6.79 to 7.00
2015	47,430	2.15 to 2.18	102,154	1.19	0.50 to 0.70	(2.04) to (1.85)
2014	35,932	2.20 to 2.23	78,988	0.90	0.50 to 0.70	3.27 to 3.48
2013	29,060	2.13 to 2.15	61,856	1.18	0.50 to 0.70	27.44 to 27.70

MML Growth Division
2017	34,130	1.12 to 1.37	46,893	-	0.25 to 0.75	11.55 to 27.78
2016	-	1.08	-	-	0.75	9.00
2015	-	0.99	-	-	0.75	(1.36)

MML Growth & Income Division
2017	184,689	1.10 to 1.33	468,363	0.85	0.25 to 0.75	10.26 to 23.70
2016	103,011	2.37 to 2.41	245,567	1.09	0.50 to 0.70	8.02 to 8.23
2015	85,526	2.20 to 2.23	188,466	1.23	0.50 to 0.70	(0.21) to (0.01)
2014	71,640	2.20 to 2.23	158,172	1.20	0.50 to 0.70	10.41 to 10.63
2013	57,407	1.99 to 2.02	114,774	1.30	0.50 to 0.70	31.61 to 31.87

MML Growth Allocation Division
2017	1,224,155	1.07 to 1.62	2,944,300	1.47	0.25 to 0.75	7.18 to 15.21
2016	1,002,307	1.41 to 2.20	2,086,469	1.82	0.50 to 0.75	6.77 to 7.04
2015	842,927	1.32 to 2.05	1,607,208	2.30	0.50 to 0.75	(1.46) to (1.21)
2014	654,384	1.34 to 2.08	1,260,851	1.45	0.50 to 0.75	4.98 to 5.24
2013	219,906	1.27 to 1.98	404,273	1.78	0.50 to 0.75	21.72 to 22.03

MML High Yield Division
2017	65,377	1.02 to 1.22	79,573	2.08	0.25 to 0.75	1.82 to 8.22
2016	-	1.12	-	-	0.75	16.48
2015	-	0.97	-	-	0.75	(3.44)

MML Income & Growth Division
2017	153,975	1.10 to 1.35	342,383	1.63	0.25 to 0.75	10.45 to 17.43
2016	86,471	2.24 to 2.27	194,847	1.79	0.50 to 0.70	15.59 to 15.82
2015	78,986	1.94 to 1.96	154,018	1.93	0.50 to 0.70	(0.79) to (0.59)
2014	73,035	1.95 to 1.97	143,499	1.93	0.50 to 0.70	8.46 to 8.67
2013	83,373	1.80 to 1.82	151,087	1.77	0.50 to 0.70	23.75 to 23.99

MML Inflation-Protected and Income Division
2017	3,043,387	1.43 to 1.71	4,824,739	3.33	0.25 to 1.00	2.18 to 2.95
2016	3,068,133	1.40 to 1.66	4,744,436	2.41	0.25 to 1.00	4.17 to 4.95
2015	3,048,075	1.35 to 1.59	4,511,298	1.15	0.25 to 1.00	(2.49) to (1.75)
2014	3,165,287	1.38 to 1.61	4,806,773	2.77	0.25 to 1.00	2.42 to 3.19
2013	4,012,322	1.35 to 1.56	5,991,173	1.87	0.25 to 1.00	(9.59) to (8.91)

MML International Division
2017	18,152	1.12 to 1.31	23,838	-	0.25 to 0.75	11.79 to 31.65
2016	-	1.00	-	-	0.75	2.97
2015	-	0.97	-	-	0.75	(3.12)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML International Equity Division
2017	19,211	$1.13 to $1.35	$25,992	-%	0.25% to 0.75%	12.82% to 30.35%
2016	-	1.04	-	-	0.75	8.27
2015	-	0.96	-	-	0.75	(4.13)

MML Large Cap Growth Division
2017	47,444	1.13 to 1.32	62,512	0.02	0.25 to 0.75	13.44 to 33.51
2016	85	0.99	84	-	0.75	(0.38)
2015	-	0.99	-	-	0.75	(0.93)

MML Managed Bond Division
2017	14,780,416	1.62 to 2.44	35,244,134	3.18	0.25 to 1.00	3.66 to 4.43
2016	14,700,378	1.56 to 2.33	33,995,060	2.81	0.25 to 1.00	1.73 to 2.49
2015	16,141,060	1.54 to 2.28	36,332,390	2.80	0.25 to 1.00	(1.74) to (1.00)
2014	16,917,396	1.56 to 2.30	38,561,173	3.21	0.25 to 1.00	5.40 to 6.19
2013	17,856,010	1.48 to 2.16	38,464,642	3.09	0.25 to 1.00	(2.62) to (1.88)

MML Managed Volatility Division
2017	5,255,594	1.87 to 2.00	9,969,494	1.27	0.25 to 1.00	7.95 to 8.76
2016	5,632,424	1.74 to 1.84	9,604,162	1.76	0.25 to 1.00	2.66 to 3.43
2015	5,960,715	1.69 to 1.78	9,653,428	1.76	0.25 to 1.00	1.98 to 2.75
2014	6,294,828	1.66 to 1.73	9,977,943	0.70	0.25 to 1.00	3.36 to 4.14
2013	6,561,481	1.60 to 1.66	10,035,349	1.41	0.25 to 1.00	16.66 to 17.54

MML Mid Cap Growth Division
2017	315,393	1.10 to 1.32	951,777	0.03	0.25 to 0.75	9.88 to 24.81
2016	142,695	3.31 to 3.36	473,765	-	0.50 to 0.70	5.55 to 5.76
2015	126,669	3.13 to 3.18	398,738	-	0.50 to 0.70	6.04 to 6.25
2014	108,629	2.95 to 2.99	322,149	-	0.50 to 0.70	12.48 to 12.70
2013	80,406	2.63 to 2.65	211,733	0.29	0.50 to 0.70	35.73 to 36.01

MML Mid Cap Value Division
2017	209,403	1.07 to 1.33	600,267	1.38	0.25 to 0.75	6.64 to 11.70
2016	129,109	3.09 to 3.14	401,358	1.57	0.50 to 0.70	22.37 to 22.62
2015	107,789	2.53 to 2.56	273,637	1.89	0.50 to 0.70	(2.14) to (1.95)
2014	88,288	2.58 to 2.61	228,664	1.64	0.50 to 0.70	15.85 to 16.08
2013	66,530	2.23 to 2.25	148,462	1.87	0.50 to 0.70	29.52 to 29.78

MML Moderate Allocation Division
2017	578,705	1.06 to 1.52	1,148,828	1.82	0.25 to 0.75	5.88 to 12.48
2016	459,928	1.35 to 2.05	812,213	2.17	0.50 to 0.75	6.09 to 6.35
2015	383,238	1.28 to 1.93	618,622	2.21	0.50 to 0.75	(1.38) to (1.14)
2014	431,427	1.29 to 1.95	657,894	1.75	0.50 to 0.75	4.83 to 5.09
2013	302,700	1.23 to 1.85	436,789	1.76	0.50 to 0.75	16.69 to 16.98

MML Short-Duration Bond Division
2017	1,008	1.01 to 1.05	1,058	0.87	0.25 to 0.75	0.88 to 2.55
2016	-	1.02	-	-	0.75	2.80
2015	-	1.00	-	-	0.75	(0.41)

MML Small Cap Equity Division
2017	7,346,947	2.73 to 3.79	24,132,173	0.84	0.25 to 1.00	13.23 to 14.08
2016	7,714,232	2.41 to 3.32	22,563,331	1.07	0.25 to 1.00	17.04 to 17.92
2015	7,968,678	2.06 to 2.82	20,112,385	0.84	0.25 to 1.00	(6.57) to (5.87)
2014	8,374,949	2.21 to 2.99	22,593,235	0.97	0.25 to 1.00	11.04 to 11.88
2013	8,866,487	1.99 to 2.67	21,488,294	1.01	0.25 to 1.00	39.62 to 40.67

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
MML Small Cap Growth Equity Division
2017	4,555,783	$3.12 to $3.45	$13,947,859	-%	0.25% to 1.00%	21.60% to 22.51%
2016	4,871,665	2.57 to 2.81	12,102,946	-	0.25 to 1.00	11.63 to 12.46
2015	4,950,423	2.30 to 2.50	10,980,301	-	0.25 to 1.00	(6.04) to (5.34)
2014	5,368,909	2.45 to 2.64	12,549,357	-	0.25 to 1.00	4.85 to 5.64
2013	5,542,577	2.33 to 2.50	12,366,285	-	0.25 to 1.00	47.04 to 48.14

MML Small Company Value Division
2017	13,074	1.08 to 1.40	18,263	-	0.25 to 0.75	8.48 to 11.69
2016	-	1.25	-	-	0.75	32.46
2015	-	0.94	-	-	0.75	(5.58)

MML Small/Mid Cap Value Division
2017	142,379	1.11 to 1.35	454,678	0.46	0.25 to 0.75	10.92 to 13.44
2016	95,069	3.17 to 3.22	302,935	0.56	0.50 to 0.70	24.23 to 24.47
2015	82,888	2.55 to 2.59	212,425	0.74	0.50 to 0.70	(6.19) to (6.00)
2014	73,979	2.72 to 2.75	201,895	0.65	0.50 to 0.70	8.68 to 8.90
2013	62,311	2.50 to 2.53	156,336	0.75	0.50 to 0.70	37.22 to 37.49

MML Strategic Emerging Markets Division
2017	140,823	0.90 to 1.13	127,444	0.08	0.25 to 0.75	13.19 to 33.03
2016	91,514	0.67 to 1.02	61,651	0.37	0.75	5.70 to 6.49
2015	91,582	0.64 to 0.96	58,372	0.93	0.75	(14.87)
2014	118,636	0.75	88,827	0.37	0.75	(6.11)
2013	83,475	0.80	66,571	-	0.75	(7.12)

MML Total Return Bond Division
2017	35,411	1.01 to 1.06	37,492	-	0.25 to 0.75	0.90 to 2.96
2016	-	1.03	-	-	0.75	2.53
2015	-	1.00	-	-	0.75	0.30

MML U.S. Government Money Market Division
2017	14,841,020	1.01 to 1.33	16,805,767	0.34	0.25 to 1.00	(0.64) to 0.11
2016	19,781,273	1.02 to 1.33	22,189,202	-	0.25 to 1.00	(0.89) to (0.24)
2015	17,437,970	1.03 to 1.33	20,566,171	-	0.25 to 1.00	(0.99) to (0.25)
2014	50,555,783	1.04 to 1.34	82,303,326	-	0.25 to 1.00	(1.00) to (0.25)
2013	52,373,766	1.05 to 1.34	85,328,083	-	0.25 to 1.00	(1.00) to (0.25)

Oppenheimer Capital Appreciation Division
2017	24,201,392	2.37 to 3.10	66,455,537	0.24	0.25 to 1.00	25.57 to 26.52
2016	27,159,946	1.89 to 2.45	56,569,215	0.41	0.25 to 1.00	(3.17) to (2.45)
2015	29,950,074	1.95 to 2.51	61,022,339	0.09	0.25 to 1.00	2.51 to 3.29
2014	31,652,130	1.90 to 2.43	62,496,492	0.44	0.25 to 1.00	14.26 to 15.12
2013	33,324,006	1.67 to 2.11	57,460,836	0.99	0.25 to 1.00	28.45 to 29.42

Oppenheimer Conservative Balanced Division
2017	946,045	2.04 to 3.24	1,931,192	1.96	0.30 to 0.75	8.44 to 8.93
2016	1,050,115	1.88 to 2.97	1,976,988	2.40	0.30 to 0.75	4.48 to 4.94
2015	1,123,138	1.80 to 2.83	2,024,012	2.27	0.30 to 0.75	0.08 to 0.53
2014	1,213,429	1.80 to 2.82	2,185,105	2.11	0.30 to 0.75	7.39 to 7.87
2013	1,227,409	1.68 to 2.61	2,058,247	2.34	0.30 to 0.75	12.32 to 12.83

Oppenheimer Discovery Mid Cap Growth Division
2017	17,931,904	2.61 to 2.80	52,221,659	0.03	0.25 to 1.00	27.51 to 28.47
2016	19,159,429	2.05 to 2.18	42,958,174	-	0.25 to 1.00	1.32 to 2.08
2015	20,265,281	2.02 to 2.13	43,680,241	-	0.25 to 1.00	5.55 to 6.34
2014	21,254,694	1.91 to 2.00	43,262,734	-	0.25 to 1.00	4.73 to 5.52
2013	22,123,738	1.83 to 1.90	42,931,488	0.01	0.25 to 1.00	34.63 to 35.64

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
Oppenheimer Global Division
2017	23,215,306	$3.20 to $5.36	$97,811,579	0.93%	0.25% to 1.00%	35.31% to 36.32%
2016	24,862,420	2.37 to 3.93	75,843,398	1.07	0.25 to 1.00	(0.91) to (0.17)
2015	26,446,265	2.39 to 3.94	80,296,406	1.30	0.25 to 1.00	2.91 to 3.68
2014	27,660,797	2.32 to 3.80	81,441,078	1.10	0.25 to 1.00	1.27 to 2.04
2013	29,194,743	2.29 to 3.72	84,615,167	1.37	0.25 to 1.00	26.04 to 26.99

Oppenheimer Global Multi-Alternatives Division
2017	77,068	1.00 to 1.02	78,943	-	0.25 to 0.75	(0.35) to 0.56
2016	5	1.02	5	-	0.75	3.71

Oppenheimer Global Strategic Income Division
2017	10,106,254	1.80 to 2.67	23,127,048	2.29	0.25 to 1.00	5.22 to 6.01
2016	10,096,940	1.71 to 2.52	22,381,947	4.98	0.25 to 1.00	5.48 to 6.27
2015	10,483,422	1.62 to 2.37	22,270,231	5.81	0.25 to 1.00	(3.23) to (2.50)
2014	11,224,597	1.68 to 2.43	24,773,685	4.29	0.25 to 1.00	1.82 to 2.58
2013	11,537,922	1.65 to 2.37	24,952,498	5.03	0.25 to 1.00	(1.13) to (0.38)

Oppenheimer Government Money Division
2017	3,339,705	1.28 to 1.57	4,261,000	0.39	0.30 to 0.75	(0.36) to 0.09
2016	3,719,041	1.29 to 1.57	4,749,700	0.01	0.30 to 0.75	(0.73) to (0.29)
2015	3,704,182	1.30 to 1.57	4,762,070	0.01	0.30 to 0.75	(0.73) to (0.28)
2014	3,656,103	1.31 to 1.57	4,739,460	0.01	0.30 to 0.75	(0.74) to (0.28)
2013	3,359,495	1.32 to 1.58	4,414,066	0.01	0.30 to 0.75	(0.73) to (0.29)

Oppenheimer International Growth Division
2017	10,016,801	2.67 to 2.85	26,085,100	1.41	0.25 to 1.00	25.04 to 25.98
2016	10,295,874	2.12 to 2.28	20,887,222	1.11	0.25 to 1.00	(3.09) to (2.36)
2015	11,377,830	2.17 to 2.35	23,448,902	1.16	0.25 to 1.00	2.40 to 3.17
2014	11,606,568	2.10 to 2.29	23,424,232	1.17	0.25 to 1.00	(8.14) to (7.45)
2013	11,660,980	2.27 to 2.50	25,573,826	1.36	0.25 to 1.00	24.62 to 25.55

Oppenheimer Main Street Division
2017	10,843,354	2.35 to 2.70	28,819,972	1.25	0.25 to 1.00	15.75 to 16.62
2016	11,728,522	2.02 to 2.33	26,188,457	1.12	0.25 to 1.00	10.51 to 11.34
2015	12,730,130	1.81 to 2.11	24,598,773	0.92	0.25 to 1.00	2.30 to 3.07
2014	13,685,391	1.76 to 2.06	25,775,388	0.84	0.25 to 1.00	9.60 to 10.43
2013	14,473,103	1.59 to 1.88	24,807,564	1.10	0.25 to 1.00	30.46 to 31.44

Oppenheimer Main Street Small Cap Division
2017	645,443	5.03 to 5.41	3,285,140	0.80	0.30 to 0.75	13.31 to 13.82
2016	578,567	4.44 to 4.75	2,574,213	0.52	0.30 to 0.75	17.17 to 17.70
2015	642,202	3.79 to 4.04	2,440,544	0.87	0.30 to 0.75	(6.60) to (6.18)
2014	647,428	4.05 to 4.30	2,635,461	0.89	0.30 to 0.75	11.10 to 11.60
2013	739,046	3.65 to 3.85	2,719,527	0.90	0.30 to 0.75	39.96 to 40.59

Oppenheimer Total Return Bond Division
2017	9,223,957	1.10 to 1.57	12,418,342	2.36	0.25 to 1.00	3.55 to 4.32
2016	9,177,870	1.06 to 1.51	11,993,297	3.70	0.25 to 1.00	2.24 to 3.01
2015	8,618,628	1.04 to 1.46	11,085,356	3.99	0.25 to 1.00	(0.04) to 0.71
2014	8,514,955	1.04 to 1.45	10,928,721	5.20	0.25 to 1.00	6.20 to 7.00
2013	8,200,597	0.98 to 1.36	9,852,499	5.07	0.25 to 1.00	(1.09) to (0.35)

PIMCO CommodityRealReturn® Strategy Division
2017	222,679	0.87 to 1.09	195,201	10.79	0.25 to 0.70	1.34 to 9.02
2016	174,652	0.86 to 0.87	150,825	1.02	0.50 to 0.70	14.07 to 14.30
2015	146,111	0.75 to 0.76	110,541	3.83	0.50 to 0.70	(26.18) to (26.03)
2014	94,084	1.02 to 1.03	96,366	0.28	0.50 to 0.70	(19.19) to (19.03)
2013	59,232	1.26 to 1.28	74,963	1.59	0.50 to 0.70	(15.31) to (15.14)

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

	At December 31,			For the Years Ended December 31,
	Units	Unit Value[3] (Lowest to Highest)	Net Assets	Investment Income Ratio[1]	Expense Ratio[2] (Lowest to Highest)	Total Return[3] (Lowest to Highest)
T. Rowe Price Blue Chip Growth Division
2017	3,646,665	$3.52 to $4.45	$14,954,650	-%	0.25% to 1.00%	34.82% to 35.83%
2016	3,754,474	2.61 to 3.27	11,414,335	-	0.25 to 1.00	(0.22) to 0.53
2015	3,087,025	2.62 to 3.26	9,406,099	-	0.25 to 1.00	9.95 to 10.77
2014	3,222,359	2.38 to 2.94	8,902,658	-	0.25 to 1.00	8.08 to 8.89
2013	3,394,808	2.20 to 2.70	8,652,633	0.03	0.25 to 1.00	39.75 to 40.80

T. Rowe Price Equity Income Division
2017	5,623,353	2.64 to 3.35	17,339,953	1.75	0.25 to 1.00	14.87 to 15.73
2016	6,258,863	2.30 to 2.89	16,787,672	2.28	0.25 to 1.00	17.99 to 18.87
2015	7,135,816	1.95 to 2.43	16,298,368	1.82	0.25 to 1.00	(7.78) to (7.09)
2014	7,366,231	2.12 to 2.62	18,196,715	1.75	0.25 to 1.00	6.31 to 7.11
2013	7,432,560	1.99 to 2.45	17,217,992	1.55	0.25 to 1.00	28.43 to 29.40

T. Rowe Price Limited-Term Bond Division
2017	1,047	1.00 to 1.62	1,695	1.45	0.25 to 0.60	0.21 to 0.45
2016	1,178	1.61	1,899	1.35	0.60	0.76
2015	1,321	1.60	2,113	1.13	0.60	(0.29)
2014	1,448	1.60	2,323	1.31	0.60	0.04
2013	4,694	1.60	7,527	1.54	0.60	(0.47)

T. Rowe Price Mid-Cap Growth Division
2017	10,999,651	4.25 to 6.75	56,582,781	-	0.25 to 1.00	23.54 to 24.46
2016	12,268,733	3.44 to 5.42	50,472,128	-	0.25 to 1.00	5.20 to 5.99
2015	13,242,525	3.27 to 5.12	51,112,401	-	0.25 to 1.00	5.50 to 6.30
2014	14,050,895	3.10 to 4.81	51,176,782	-	0.25 to 1.00	11.99 to 12.83
2013	15,301,910	2.76 to 4.27	49,645,211	-	0.25 to 1.00	35.33 to 36.35

T. Rowe Price New America Growth Division
2017	1,148,513	2.79 to 3.54	3,311,867	0.10	0.30 to 0.75	33.43 to 34.03
2016	1,228,656	2.09 to 2.64	2,652,149	0.04	0.30 to 0.75	0.55 to 1.00
2015	1,311,385	2.08 to 2.61	2,810,404	-	0.30 to 0.75	7.79 to 8.27
2014	1,381,822	1.93 to 2.42	2,754,241	-	0.30 to 0.75	8.52 to 9.01
2013	1,435,611	1.78 to 2.22	2,638,042	-	0.30 to 0.75	36.98 to 37.60

Templeton Foreign VIP Division
2017	6,107,253	1.95 to 2.03	11,957,352	2.60	0.25 to 1.00	15.53 to 16.40
2016	6,626,209	1.68 to 1.76	11,052,281	1.93	0.25 to 1.00	6.11 to 6.91
2015	7,030,422	1.57 to 1.66	10,600,246	3.22	0.25 to 1.00	(7.42) to (6.73)
2014	7,298,569	1.68 to 1.79	11,866,293	1.87	0.25 to 1.00	(12.02) to (11.35)
2013	7,354,962	1.90 to 2.04	13,555,490	2.36	0.25 to 1.00	21.75 to 22.66

VY® Clarion Global Real Estate Division
2017	138,798	2.11 to 2.15	295,310	3.54	0.50 to 0.70	9.73 to 9.95
2016	115,189	1.92 to 1.95	222,918	1.12	0.50 to 0.70	(0.08) to 0.12
2015	98,353	1.92 to 1.95	190,067	2.92	0.50 to 0.70	(1.95) to (1.75)
2014	74,041	1.96 to 1.99	145,677	1.13	0.50 to 0.70	13.06 to 13.29
2013	57,741	1.73 to 1.75	100,382	5.59	0.50 to 0.70	2.99 to 3.19

[1]

The investment income ratios represent the dividends, excluding distributions of capital gains, received by the division from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude expenses, such as mortality and expense charges, that are assessed against policy owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the division is affected by the timing of the declaration of dividends by the underlying fund in which the division invests.

[2]

The expense ratios represent the annualized policy expenses of the Separate Account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction of unit values. Charges made directly to policy owner accounts through the redemption of units and expenses of the underlying fund have been excluded.

[3]

The total returns are for the periods indicated, including changes in the value of the underlying fund, and the expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options with a date notation indicate the effective date of that investment option in the variable account. The total return is calculated for each period indicated from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the related minimum and maximum expense ratio amounts, some individual policy total returns and unit values are not within the ranges presented.

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

B.	The Separate Account assesses “current” charges associated with each policy. These charges are either assessed as a direct reduction in unit values or through a redemption of units for all policies contained within the Separate Account. Charges shown below state charges assessed at a monthly rate unless otherwise specified.

Administrative Charge	$0 - $12 per month per policy
This charge is assessed through the redemption of units.

Asset Charge/Mortality and Expense Risk Charge	Effective annual rate of 0.15% - 1.00% of the policy’s average daily net assets held in the Separate Account.
This charge is assessed through a reduction in unit values.

Additional Mortality Fees	$0.00 to $83.33 per $1,000 of insurance risk $0.08 to $83.33 per $1,000 of face amount
This charge is assessed through a redemption of units.

Face Amount	$0.00 - $1.79 per month per $1,000 face amount of policy; or charge is based on the initial selected face amount of the Policy, the issue age of the insured, and the Policy year in which the deduction is made.
This charge is assessed through a redemption of units.

Insurance Charge/Cost of Insurance Protection Charge/Mortality Charge	$0.00 - $83.33 per month per $1,000 of insurance risk; or MassMutual may charge up to the maximum rate in the Table of Maximum Monthly Mortality Charges in a Policy. MassMutual may charge less than the maximum. If policies are issued in a Group Case, any changes in these charges will apply to all policies in the same case.
These charges are assessed through a redemption of units.

Loan Interest Rate Expense Charge	Effective annual rate of 0.00% - 1.00% of the loan amount
This charge is assessed through a redemption of units.

Rider Charges:
The rider charges do not apply to all segments within the Separate Account. These charges are assessed through a redemption of units.

A. Accidental Death Benefit	$0.025 - $0.12929 per $1,000 of coverage

B. Additional Insurance	$0.01 to $82.50 per $1,000 of insurance risk $0.00 to $0.41 per $1,000 of face amount

C. Death Benefit Guarantee	$0.01 per $1,000 of face amount

Notes To Financial Statements (Continued)

8.	FINANCIAL HIGHLIGHTS (Continued)

D. Disability Benefit

$0.00 to $0.28 per $1 of monthly deductions

$0.00 to $0.04 per $1 of specified benefit amount

$0.00 to $0.32 per $100 of specified benefit amount

$0.009 to $0.149 per $1 of specified premium

$0.00 to $0.09783 per $1,000 of insurance risk

E. Estate Protection	$0.00 to $21.96 per $1,000 of insurance risk

F. Guaranteed Insurability	$0.03 to $0.11 per $1,000 of option amount

G. Insurability Protection	$0.043 to $0.179 per $1,000 of rider face amount

H. Other Insured	$0.01 to $79.16 per $1,000 of insurance risk

I. Survivorship Term	$0.00 to $80.83 per $1,000 of insurance risk $0.00 to $0.30 per $1,000 of face amount

J. Waiver of Monthly Charges	$0.00 to $0.349 per $1 of monthly deductions

K. Waiver of Specified Premium	$0.00 to $0.28 per $1 of monthly deduction $0.00 to $0.04 per $1 of specified premium amount

L. Additional Mortality Fees	$0.00 to $83.33 per $1,000 of face amount

M. Underwriting Charge	$0.01 to $0.06 per $1,000 of selected face amount

N. Term Rider	$0.02 to $5.90 per $1,000 of amount at risk

O. Children’s Level Term Insurance Rider	$4.50 per month

P. Spouse Level Term Insurance Rider	$0.06 - $0.78 per $1,000 of rider coverage

9.	SUBSEQUENT EVENTS

The Separate Account’s management has reviewed events occurring through March 5, 2018, the date the financial statements were issued, and no subsequent events occurred requiring accrual or disclosure.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

As of December 31, 2017 and 2016 and

for the years ended December 31, 2017, 2016 and 2015

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY FINANCIAL STATEMENTS

Independent Auditors’ Report

The Board of Directors and Policyholders of

Massachusetts Mutual Life Insurance Company:

We have audited the accompanying financial statements of Massachusetts Mutual Life Insurance Company (the Company), which comprise the statutory statements of financial position as of December 31, 2017 and 2016, and the related statutory statements of operations, changes in surplus, and cash flows for the three-year period ended December 31, 2017, and the related notes to the statutory financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these financial statements in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 2 to the financial statements, the financial statements are prepared by the Company using statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance, which is a basis of accounting other than U.S. generally accepted accounting principles. Accordingly, the financial statements are not intended to be presented in accordance with U.S. generally accepted accounting principles.

The effects on the financial statements of the variances between the statutory accounting practices described in Note 2 and U.S. generally accepted accounting principles, although not reasonably determinable, are presumed to be material.

See notes to statutory financial statements

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the variances between statutory accounting practices and U.S. generally accepted accounting principles discussed in the Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles paragraph, the financial statements referred to above do not present fairly, in accordance with U.S. generally accepted accounting principles, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the three-year period ended December 31, 2017.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the three-year period ended December 31, 2017, in accordance with statutory accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance described in Note 2.

/s/ KPMG LLP

February 16, 2018

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF FINANCIAL POSITION

	December 31,
	2017	2016

	(In Millions)
Assets:
Bonds	$90,435	$83,821
Preferred stocks	768	465
Common stocks – subsidiaries and affiliates	14,424	14,244
Common stocks – unaffiliated	1,212	1,120
Mortgage loans	22,580	20,961
Policy loans	13,327	12,461
Real estate	857	977
Partnerships and limited liability companies	7,678	7,187
Derivatives	8,857	9,763
Cash, cash equivalents and short-term investments	3,580	3,726
Other invested assets	203	161

Total invested assets	163,921	154,886
Investment income due and accrued	2,199	1,914
Federal income taxes	544	44
Deferred income taxes	761	1,606
Other than invested assets	3,476	3,016

Total assets excluding separate accounts	170,901	161,466
Separate account assets	69,162	62,204

Total assets	$240,063	$223,670

Liabilities and Surplus:
Policyholders’ reserves	$115,764	$112,186
Liabilities for deposit-type contracts	13,014	11,574
Contract claims and other benefits	513	402
Policyholders’ dividends	1,601	1,609
General expenses due or accrued	1,074	1,121
Asset valuation reserve	3,207	3,178
Repurchase agreements	4,204	4,729
Commercial paper	250	250
Collateral	2,661	2,839
Derivatives	5,979	6,014
Funds held under coinsurance	4,001	-
Other liabilities	2,928	2,150

Total liabilities excluding separate accounts	155,196	146,052
Separate account liabilities	69,162	62,195

Total liabilities	224,358	208,247
Surplus	15,705	15,423

Total liabilities and surplus	$240,063	$223,670

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2017	2016	2015

	(In Millions)
Revenue:
Premium income	$17,486	$21,432	$21,543
Net investment income	6,542	6,334	6,387
Fees and other income	1,425	1,283	797

Total revenue	25,453	29,049	28,727

Benefits and expenses:
Policyholders’ benefits	20,019	18,312	16,300
Change in policyholders’ reserves	740	7,387	8,592
Change in group annuity reserves assumed	(887)	(1,510)	(942)
General insurance expenses	2,604	2,251	1,793
Commissions	1,009	938	869
State taxes, licenses and fees	245	237	187

Total benefits and expenses	23,730	27,615	26,799

Net gain from operations before dividends and federal income taxes	1,723	1,434	1,928
Dividends to policyholders	1,569	1,566	1,728

Net gain (loss) from operations before federal income taxes	154	(132)	200
Federal income tax benefit	(320)	(326)	(153)

Net gain from operations	474	194	353
Net realized capital (losses) gains	(422)	(208)	59

Net income (loss)	$52	$(14)	$412

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CHANGES IN SURPLUS

	Years Ended December 31,
	2017	2016	2015

	(In Millions)
Surplus, beginning of year	$15,423	$14,983	$14,231

Increase (decrease) due to:
Net income (loss)	52	(14)	412
Change in net unrealized capital gains (losses), net of tax	368	1,105	195
Change in net unrealized foreign exchange capital gains (losses), net of tax	721	(441)	(226)
Change in other net deferred income taxes	(1,084)	247	231
Change in nonadmitted assets	124	(326)	(16)
Change in asset valuation reserve	(29)	(361)	(197)
Change in surplus notes	36	-	491
Cumulative effect of accounting changes	-	-	3
Prior period adjustments	45	34	9
Change in minimum pension liability	61	6	(150)
Other	(12)	190	-

Net increase	282	440	752

Surplus, end of period	$15,705	$15,423	$14,983

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

STATUTORY STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2017	2016	2015

	(In Millions)
Cash from operations:
Premium and other income collected	$22,194	$21,685	$20,842
Net investment income	6,542	6,394	6,213
Benefit payments	(19,718)	(17,832)	(16,261)
Net transfers from separate accounts	3,510	2,282	770
Net receipts from group annuity reserves assumed	887	1,510	942
Commissions and other expenses	(3,523)	(3,355)	(2,907)
Dividends paid to policyholders	(1,577)	(1,698)	(1,565)
Federal and foreign income taxes (paid) recovered	(3)	353	(234)

Net cash from operations	8,312	9,339	7,800

Cash from investments:
Proceeds from investments sold, matured or repaid:
Bonds	19,838	14,660	12,496
Preferred and common stocks – unaffiliated	516	577	444
Common stocks – affiliated	346	75	767
Mortgage loans	3,062	3,847	2,575
Real estate	226	59	110
Partnerships and limited liability companies	1,972	908	2,560
Derivatives	54	545	278
Other	(273)	(122)	(114)

Total investment proceeds	25,741	20,549	19,116

Cost of investments acquired:
Bonds	(24,910)	(21,393)	(15,012)
Preferred and common stocks – unaffiliated	(887)	(379)	(576)
Common stocks – affiliated	(230)	(1,499)	(539)
Mortgage loans	(4,543)	(3,505)	(5,296)
Real estate	(267)	(201)	(283)
Partnerships and limited liability companies	(1,851)	(1,568)	(3,443)
Derivatives	(598)	(627)	(438)
Other	(89)	115	409

Total investments acquired	(33,375)	(29,057)	(25,178)
Net increase in policy loans	(867)	(648)	(658)

Net cash from investing activities	(8,501)	(9,156)	(6,720)

Cash from financing and miscellaneous sources:
Net deposits on deposit-type contracts	1,360	755	831
Cash provided by surplus note issuance	36	-	491
Change in repurchase agreements	(525)	(401)	472
Change in collateral	(180)	712	726
Corporate-owned life insurance purchased	-	-	(1,937)
Other cash used	(648)	(572)	(494)

Net cash from financing and miscellaneous sources	43	494	89

Net change in cash, cash equivalents and short-term investments	(146)	677	1,169
Cash, cash equivalents and short-term investments:
Beginning of year	3,726	3,049	1,880

End of year	$3,580	$3,726	$3,049

See notes to statutory financial statements

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS

1.	Nature of operations

Massachusetts Mutual Life Insurance Company (the Company), a mutual life insurance company domiciled in the Commonwealth of Massachusetts, and its domestic life insurance subsidiaries provide individual and group life insurance, disability insurance, individual and group annuities and guaranteed interest contracts (GICs) to individual and institutional customers in all 50 states of the United States of America (U.S.), the District of Columbia and Puerto Rico. Products and services are offered primarily through the Company’s MassMutual Financial Advisors (MMFA), Direct to Consumer (DTC), Institutional Solutions (IS) and Workplace Solutions (WS) distribution channels.

MMFA is a sales force that includes financial advisors that operate in the U.S. MMFA sells individual life, individual annuities and disability insurance. The Company’s DTC distribution channel sells individual life and supplemental health insurance primarily through direct response television advertising, digital media, search engine optimization and search engine marketing. The Company’s IS distribution channel sells group annuities, group life and GICs primarily through retirement advisory firms, actuarial consulting firms, investment banks, insurance benefit advisors and investment management companies. The Company’s WS distribution channel sells group life insurance and annuity products as well as individual life insurance, critical illness and long term care (LTC) products distributed through investment advisors.

2.	Summary of significant accounting policies

a.	Basis of presentation

The statutory financial statements have been prepared in conformity with the statutory accounting practices of the National Association of Insurance Commissioners (NAIC) and the accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance (the Division).

Statutory accounting practices are different in some respects from financial statements prepared in accordance with U.S. generally accepted accounting principles (U.S. GAAP). The more significant differences between statutory accounting practices and U.S. GAAP are as follows: (a) bonds are generally carried at amortized cost, whereas U.S. GAAP reports bonds at fair value for bonds available for sale and trading or at amortized cost for bonds held to maturity; (b) changes in the fair value of derivative financial instruments are recorded as changes in surplus, whereas U.S. GAAP generally reports these changes as revenue unless deemed an effective hedge; (c) interest rate and credit default swaps associated with replicated asset transactions are carried at amortized cost, whereas U.S. GAAP would carry them at fair value; (d) embedded derivatives are recorded as part of the underlying contract, whereas U.S. GAAP would identify and bifurcate certain embedded derivatives from the underlying contract or security and account for them separately at fair value; (e) income recognition on partnerships and limited liability companies (LLCs), which are accounted for under the equity method, is limited to the amount of cash distribution, whereas U.S. GAAP is without limitation; (f) certain majority-owned subsidiaries and variable interest entities are accounted for using the equity method, whereas U.S. GAAP would consolidate these entities; (g) changes in the balances of deferred income taxes, which provide for book versus tax temporary differences, are subject to limitation and are recorded in surplus, whereas U.S. GAAP would generally include the change in deferred taxes in net income without limitation; (h) assets and liabilities associated with certain group annuity and variable universal life contracts, which do not pass-through all investment experience to contract holders, are maintained in separate accounts and are presented on a single line in the statutory financial statements, whereas U.S. GAAP reports these contracts as general investments and liabilities of the Company; (i) assets are reported at admitted asset value and assets designated as nonadmitted are excluded through a charge against surplus, whereas U.S. GAAP recognizes all assets, net of any valuation allowances; (j) statutory policy reserves are based upon prescribed methods, such as the Commissioners’ Reserve Valuation Method (CRVM), Commissioners’ Annuity Reserve Valuation Method (CARVM) or net level premium method, and prescribed statutory mortality, morbidity and interest assumptions at the time of issuance, whereas U.S. GAAP policy reserves would generally be based upon the net level premium method or the estimated gross margin method with estimates, at time of issuance, of future mortality, morbidity, persistency and interest; (k) liabilities for policyholder reserves, unearned premium, and unpaid claims are presented net of reinsurance ceded, whereas U.S. GAAP would present the liabilities on a direct basis and report an asset for the amounts due from reinsurers for the amounts ceded; (l) an asset valuation reserve (AVR) is reported as a

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

contingency reserve to stabilize surplus against fluctuations in the statement value of real estate, partnerships and LLCs and certain common stocks as well as credit-related changes in the value of bonds, mortgage loans and certain derivatives, whereas U.S. GAAP does not record this reserve; (m) after-tax realized capital gains (losses) that result from changes in the overall level of interest rates for all types of fixed-income investments and interest-related hedging activities are deferred into the interest maintenance reserve (IMR) and amortized into revenue, whereas U.S. GAAP reports these gains and losses as revenue; (n) changes to the mortgage loan valuation allowance are recognized in net unrealized capital gains (losses), net of tax, in the Statutory Statements of Changes in Surplus, whereas U.S. GAAP reports these changes in net realized capital gains (losses); (o) the overfunded status of pension and other postretirement plans, which is the excess of the fair value of the plan assets over the projected benefit obligation, is a nonadmitted asset for statutory accounting whereas U.S. GAAP recognizes the overfunded status as an asset; (p) surplus notes are reported in surplus, whereas U.S. GAAP would report these notes as liabilities; (q) payments received for universal and variable life insurance products, certain variable and fixed deferred annuities and group annuity contracts are reported as premium income and corresponding change in reserves, whereas U.S. GAAP would treat these payments as deposits to policyholders’ account balances; (r) certain acquisition costs, such as commissions and other variable costs, directly related to successfully acquiring new business are charged to current operations as incurred, whereas U.S. GAAP would generally capitalize these expenses and amortize them based on profit emergence over the expected life of the policies or over the premium payment period; and (s) Statutory Statements of Changes in Surplus includes net income, change in net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in other net deferred income taxes, change in nonadmitted assets, change in asset valuation reserve, prior period adjustments and change in minimum pension liability, whereas U.S. GAAP presents net income as retained earnings and net unrealized capital gains (losses), change in net unrealized foreign exchange capital gains (losses), change in minimum pension liability as other comprehensive income.

The preparation of financial statements requires management to make estimates and assumptions that impact the reported amounts of assets and liabilities, the disclosure of assets and liabilities as of the date of the statutory financial statements and the reported amounts of revenues and expenses during the reporting periods. The most significant estimates and assumptions include those used in determining the carrying values of investments including the amount of mortgage loan investment valuation reserves, other-than-temporary impairment(s) (OTTI), the value of the investment in MassMutual Holding LLC (MMHLLC), the liabilities for policyholders’ reserves, the determination of admissible deferred tax assets (DTAs), the liability for taxes and the liability for litigation or other contingencies. Future events including, but not limited to, changes in the level of mortality, morbidity, interest rates, persistency, asset valuations and defaults could cause results to differ from the estimates used in the statutory financial statements. Although some variability is inherent in these estimates, management believes the amounts presented are appropriate.

Certain prior year amounts within these financial statements have been reclassified to conform to the current year presentation.

b.	Bonds

Bonds are generally valued at amortized cost using the constant yield interest method with the exception of NAIC Category 6 bonds, which are in or near default, and certain residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS), which are rated by outside modelers, which are carried at the lower of amortized cost or fair value. NAIC ratings are applied to bonds and other securities. Categories 1 and 2 are considered investment grade, while Categories 3 through 6 are considered below investment grade. Bonds are recorded on a trade date basis, except for private placement bonds, which are recorded on the funding date.

For loan-backed and structured securities, such as asset-backed securities (ABS), mortgage-backed securities (MBS), including RMBS and CMBS, and structured securities, including collateralized debt obligations (CDOs), amortization or accretion is revalued quarterly based on the current estimated cash flows, using either the prospective or retrospective adjustment methodologies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Certain fixed income securities, with the highest ratings from a rating agency follow the retrospective method of accounting. Under the retrospective method, the recalculated effective yield equates the present value of the actual and anticipated cash flows, including new prepayment assumptions, to the original cost of the investment. Prepayment assumptions are based on borrower constraints and economic incentives such as the original term, age and coupon of the loan as affected by the interest rate environment. The current carrying value is then increased or decreased to the amount that would have resulted had the revised yield been applied since inception, and investment income is correspondingly decreased or increased.

All other fixed income securities, such as floating rate bonds and interest only securities, including those that have been impaired, follow the prospective method of accounting. Under the prospective method, the recalculated future effective yield equates the carrying value of the investment to the present value of the anticipated future cash flows.

The fair value of bonds is based on quoted market prices when available. If quoted market prices are not available, values provided by other third-party organizations are used. If values provided by other third-party organizations are unavailable, fair value is estimated using internal models by discounting expected future cash flows using observable current market rates applicable to yield, credit quality and maturity of the investment or using quoted market values for comparable investments. Internal inputs used in the determination of fair value include estimated prepayment speeds, default rates, discount rates and collateral values, among others. Structure characteristics and cash flow priority are also considered. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

c.	Preferred stocks

Preferred stocks in good standing, those that are rated Categories 1 through 3 by the Securities Valuation Office (SVO) of the NAIC, are generally valued at amortized cost. Preferred stocks not in good standing, those that are rated Categories 4 through 6 by the SVO of the NAIC, are valued at the lower of amortized cost or fair value. Fair values are based on quoted market prices, when available. If quoted market prices are not available, values provided by third-party organizations are used. If values provided by third-party organizations are unavailable, fair value is estimated using internal models. These models use inputs not directly observable or correlated with observable market data. Typical inputs integrated into the Company’s internal discounted expected earnings models include, but are not limited to, earnings before interest, taxes, depreciation and amortization estimates. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

d.	Common stocks – subsidiaries and affiliates

Common stocks of unconsolidated subsidiaries, primarily C.M. Life Insurance Company, MML Bay State Life Insurance Company, MassMutual Holding LLC (MMHLLC) and MassMutual International LLC (MMI), are accounted for using the statutory equity method. The Company accounts for the value of MMHLLC and MMI at its underlying U.S. GAAP equity value adjusted to remove certain nonadmitted and intangible assets. MMHLLC’s value is also adjusted by a portion of its noncontrolling interests (NCI) after consideration of MMHLLC’s fair value and the Company’s capital levels. The Division has affirmed the statutory recognition of the Company’s application of the NCI guidelines in MMHLLC’s statutory carrying value. However, the Company has limited this recognition to $2,703 million as of December 31, 2017 and $2,675 million as of December 31, 2016. Operating results, less dividends declared, for MMHLLC are reflected as net unrealized capital gains (losses) in the Statutory Statements of Changes in Surplus. Dividends declared from MMHLLC are recorded in net investment income when declared and are limited to MMHLLC’s U.S. GAAP retained earnings. The cost basis of common stocks – subsidiaries and affiliates is adjusted for impairments deemed to be other than temporary.

Refer to Note 5c. “Common stocks – subsidiaries and affiliates” for further information on the valuation of MMHLLC and MMI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

e.	Common stocks – unaffiliated

Unaffiliated common stocks are carried at fair value, which is based on quoted market prices when available. If quoted market prices are not available, values provided by third-party organizations are used. If values from third parties are unavailable, fair values are determined by management using estimates based upon internal models. The Company’s internal models include estimates based upon comparable company analysis, review of financial statements, broker quotes and last traded price. Fair values resulting from internal models are those expected to be received in an orderly transaction between willing market participants.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

f.	Mortgage loans

Mortgage loans are valued at the unpaid principal balance of the loan, net of unamortized premium, discount, mortgage origination fees and valuation allowances. Interest income earned on impaired loans is accrued on the outstanding principal balance of the loan based on the loan’s contractual coupon rate. Interest is not accrued for (a) impaired loans more than 60 days past due, (b) delinquent loans more than 90 days past due, or (c) loans that have interest that is not expected to be collected. The Company continually monitors mortgage loans where the accrual of interest has been discontinued, and will resume the accrual of interest on a mortgage loan when the facts and circumstances of the borrower and property indicate that the payments will continue to be received according to the terms of the original or modified mortgage loan agreement.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

g.	Policy loans

Policy loans are carried at the outstanding loan balance less amounts unsecured by the cash surrender value of the policy and amounts ceded to reinsurers. At issuance, policy loans are fully secured by the cash surrender value of the policy. Unsecured amounts can occur when subsequent charges are incurred on the underlying policy without the receipt of additional premium. If the premium is not paid during the contractual grace period, the policy will lapse. Unsecured nonadmitted amounts were less than $1 million as of December 31, 2017 and 2016. Policy loans earn interest calculated based upon either a fixed or a variable interest rate. Accrued investment income on policy loans more than 90 days past due is included in the unpaid balance of the policy loan to the extent it does not exceed the cash surrender value of the underlying contract.

h.	Real estate

Investment real estate, which the Company has the intent to hold for the production of income, and real estate occupied by the Company are carried at depreciated cost, less encumbrances. Depreciation is calculated using the straight-line method over the estimated useful life of the real estate holding, not to exceed 40 years. Depreciation expense is included in net investment income.

Real estate held for sale is initially carried at the lower of depreciated cost or fair value less estimated selling costs and is no longer depreciated. Adjustments to carrying value, including for further declines in fair value, are recorded in a valuation reserve, which is included in realized capital losses.

Fair value is generally estimated using the present value of expected future cash flows discounted at a rate commensurate with the underlying risks. The Company also obtains external appraisals for a rotating selection of properties annually. If an external appraisal is not obtained, an internal appraisal is performed.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

i.	Partnerships and limited liability companies

Partnerships and LLCs, except for partnerships that generate and realize low income housing tax credits (LIHTCs), are accounted for using the equity method with the change in the equity value of the underlying investment recorded in surplus. Distributions received are recognized as net investment income to the extent the distribution does not exceed previously recorded accumulated undistributed earnings.

Investments in partnerships that generate LIHTCs are carried at amortized cost unless considered impaired. Under the amortized cost method, the excess of the carrying value of the investment over its estimated residual value is amortized into net investment income during the period in which tax benefits are recognized.

The equity method is suspended if the carrying value of the investment is reduced to zero due to losses from the investment. Once the equity method is suspended, losses are not recorded until the investment returns to profitability and the equity method is resumed. However, if the Company has guaranteed obligations of the investment or is otherwise committed to provide further financial support for the investment, losses will continue to be reported up to the amount of those guaranteed obligations or commitments.

Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for information on the Company’s policy for determining OTTI.

j.	Derivatives

Interest rate swaps and credit default swaps associated with replicated assets are valued at amortized cost and all other derivative types are carried at fair value, which is based primarily upon quotations obtained from counterparties and independent sources. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and independent sources when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based on an internal valuation process using market observable inputs that other market participants would use. Changes in the fair value of these instruments other than interest rate swaps and credit default swaps associated with replicated assets are recorded as unrealized capital gains (losses) in surplus. Gains and losses realized on settlement, termination, closing or assignment of contracts are recorded as realized capital gains (losses). Amounts receivable and payable are accrued as net investment income.

k.	Cash, cash equivalents and short-term investments

Cash and cash equivalents, which are carried at amortized cost, consist of all highly liquid investments purchased with original maturities of three months or less.

Short-term investments, which are carried at amortized cost, consist of short-term bonds, money market mutual funds and all highly liquid investments purchased with maturities of greater than three months and less than or equal to 12 months.

The carrying value reported in the Statutory Statements of Financial Position for cash, cash equivalents and short-term investment instruments approximates the fair value.

l.	Investment income due and accrued

Accrued investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned on the ex-dividend date.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

m.	Federal income taxes

Total federal income taxes are based upon the Company’s best estimate of its current and DTAs or liabilities. Current tax expense (benefit) is reported in the Statutory Statements of Operations as federal income tax expense (benefit) if resulting from operations and within net realized capital gains (losses) if resulting from invested asset transactions. Changes in the balances of deferred taxes, which provide for book-to-tax temporary differences, are subject to limitations and are reported within various lines within surplus. Accordingly, the reporting of book-to-tax temporary differences, such as reserves and policy acquisition costs, and of book-to-tax permanent differences, such as tax-exempt interest and tax credits, results in effective tax rates in the Statutory Statements of Operations that differ from the federal statutory tax rate.

n.	Other than invested assets

Other than invested assets primarily includes the Company’s investment in corporate-owned life insurance, deferred and uncollected life insurance premium, receivable from subsidiaries and affiliates, reinsurance recoverable, fixed assets and other receivables.

o.	Separate accounts

Separate accounts and sub-accounts are segregated funds administered and invested by the Company, the performance of which primarily benefits the policyholders/contract holders with an interest in the separate accounts. Group and individual variable annuity, variable life and other insurance policyholders/contract holders select from among the separate accounts and sub-accounts made available by the Company. The separate accounts and sub-accounts are offered as investment options under certain insurance contracts or policies. The returns produced by separate account assets increase or decrease separate account reserves. Separate account assets consist principally of marketable securities reported at fair value. Except for the Company’s seed money and certain guaranteed separate accounts issued in Minnesota, separate account assets can only be used to satisfy separate account liabilities and are not available to satisfy the general obligations of the Company. Separate account administrative and investment advisory fees are included in fees and other income.

Assets may be transferred from the general investments of the Company to seed the separate accounts. When assets are transferred, they are transferred at fair market value. Gains related to the transfer are deferred to the extent that the Company maintains a proportionate interest in the separate account. The deferred gain is recognized as the Company’s ownership decreases or when the underlying assets are sold. Losses associated with these transfers are recognized immediately.

Separate accounts reflect two categories of risk assumption: nonguaranteed separate accounts for which the policyholder/contract holder assumes the investment risk and guaranteed separate accounts for which the Company contractually guarantees a minimum return, a minimum account value, or both to the policyholder/contract holder. For certain guaranteed separate account products such as interest rate guaranteed products and indexed separate account products, reserve adequacy is performed on a contract-by-contract basis using, as applicable, prescribed interest rates, mortality rates and asset risk deductions. If the outcome from this adequacy analysis produces a deficiency relative to the current account value, a liability is recorded in policyholders’ reserves or liabilities for deposit-type contracts in the Statutory Statements of Financial Position with the corresponding change in the liability recorded as change in policyholders’ reserves or policyholders’ benefits in the Statutory Statements of Operations.

Premium income, benefits and expenses of the separate accounts are included in the Statutory Statements of Operations with the offset recorded in the change in policyholders’ reserves. Investment income, realized capital gains (losses) and unrealized capital gains (losses) on the assets of separate accounts, other than seed money, accrue to policyholders/contract holders and are not recorded in the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

p.	Nonadmitted assets

Assets designated as nonadmitted by the NAIC primarily include pension plan assets, intangibles, certain electronic data processing (EDP) equipment, advances and prepayments, certain investments in partnerships and LLCs for which qualifying audits are not performed, the amount of DTAs (subject to certain limitations) that will not be realized by the end of the third calendar year following the current year end, furniture and equipment, certain other receivables and uncollected premium greater than 90 days past due. Due and accrued income is nonadmitted on: (a) bonds delinquent more than 90 days or where collection of interest is improbable; (b) impaired bonds more than 60 days past due; (c) bonds in default; (d) mortgage loans in default where interest is 180 days past due; (e) rent in arrears for more than 90 days; and (f) policy loan interest due and accrued more than 90 days past due and included in the unpaid balance of the policy loan in excess of the cash surrender value of the underlying contract. Assets that are designated as nonadmitted are excluded from the Statutory Statements of Financial Position through a change in nonadmitted assets on the Statutory Statements of Changes in Surplus.

q.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business to limit its insurance risk or to assume business.

Premium income, benefits to policyholders (including unpaid claims) and policyholders’ reserves are reported net of reinsurance. Premium, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company records a receivable for reinsured benefits paid, but not yet reimbursed by the reinsurer and reduces policyholders’ reserves for the portion of insurance liabilities that are reinsured. Commissions and expense allowances on reinsurance ceded and modified coinsurance (Modco) reserve adjustments on reinsurance ceded are recorded as revenue. Commissions and expense allowances on Retirement Plan Group reinsurance assumed and Modco reserve adjustments on reinsurance assumed are recorded as an expense.

r.	Policyholders’ reserves

Policyholders’ reserves provide for the present value of estimated future obligations in excess of estimated future premium on policies in force.

Reserves for individual life insurance contracts are developed using accepted actuarial methods computed principally on the net level premium or CRVM bases using the American Experience or the 1941, 1958, 1980 or the 2001 Commissioners’ Standard Ordinary mortality tables with assumed interest rates. Reserves for disability riders associated with life contracts are calculated using morbidity rates from the 1952 Period 2 Intercompany Disability Table, modified to reflect the Company’s morbidity experience.

The Company waives deduction of deferred fractional premium at death and returns any portion of the final premium beyond the date of death. Reserves are computed using continuous functions to reflect these practices.

The Company charges a higher premium on certain contracts that cover substandard mortality risk. For these policies, the reserve calculations are based on a substandard mortality rate, which is a multiple of the standard mortality tables.

Certain variable universal life and universal life contracts include features such as guaranteed minimum death benefits (GMDB) or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit. The liability for variable and universal life GMDBs and other guarantees is included in policyholders’ reserves and the related change in this liability is included in change in policyholders’ reserves in the Statutory Statements of Operations.

Reserves for individual and group payout annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual payout annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group payout annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Certain individual variable annuity products have a variety of additional guarantees such as GMDBs and variable annuity guaranteed living benefits (VAGLB). The primary types of VAGLBs include guaranteed minimum accumulation benefits (GMAB), guaranteed minimum income benefits (GMIB) including GMIB Basic and GMIB Plus and guaranteed minimum withdrawal benefits (GMWB). In general, these benefit guarantees require the contract owner or policyholder to adhere to a company-approved asset allocation strategy. The liabilities for individual variable annuity GMDBs and VAGLBs are included in policyholders’ reserves in the Statutory Statements of Financial Position and the related changes in these liabilities are included in change in policyholders’ reserves in the Statutory Statement of Operations.

Variable annuity GMDBs provide a death benefit in excess of the contract value if the contract value is less than the guaranteed minimum amount. Some contracts provide that guarantee upon the contract owner’s death and others provide it upon the annuitant’s death. This amount may be based on a return of premium (the premium paid generally adjusted for withdrawals), a roll-up (an accumulation of premium at a specified interest rate adjusted for withdrawals), a reset (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is allowed to decrease when reset) or a ratchet (the contract value on a specified anniversary date adjusted for subsequent withdrawals, which is never allowed to decrease when reset). For a variable annuity contract, a decline in the stock or bond markets causing the contract value to fall below the guaranteed specified amount will increase the net amount at risk, which is the amount of the GMDBs in excess of the contract value.

GMABs provide the annuity contract holder with a guaranteed minimum contract value at the end of the product’s guarantee period. If the contract value is below that guarantee at the end of the period, the contract value is increased to the guaranteed minimum account benefit value and the contract continues from that point. Options for the guarantee period are 10, 12, 20 and 26 years. These options are only available upon contract issue.

GMWBs provide the annuity contract holder with a guarantee that a minimum amount will be available for withdrawal annually for life regardless of the contract value.

GMIBs provide the annuity contract holder with a guaranteed minimum amount when the contract is annuitized. The GMIBs would be beneficial to the contract holder if the contract holder’s contract value would otherwise not provide a higher annuitization value using currently offered rates at the time of annuitization. GMIBs generally anticipate payout between ages 60 and 90. The Company issued GMIB Basic from 2002 to 2007.

GMIB Plus replaced GMIB Basic and was issued from 2007 to 2009. GMIB Plus includes a product version, which provides a minimum floor amount that can be applied to an annuity option. The GMIB Plus value is equal to the initial purchase amount increased by a compound annual interest rate. If a contract owner takes a withdrawal, the GMIB Plus value is recalculated by making an adjustment for withdrawals. There are two types of adjustments for withdrawals: (1) Dollar for dollar adjustment – during each contract year, the GMIB Plus value will be lower for each dollar that is withdrawn up to and equal to the current contract year interest credited on the GMIB Plus value; (2) Pro-rata adjustment – during each contract year, for any amount withdrawn that exceeds the current contract year interest credited on the GMIB Plus value, the GMIB Plus value will be further reduced by a pro-rata adjustment. Such a withdrawal will negatively impact the GMIB Plus value. GMIB Plus cannot be annuitized within ten years of contract issuance as the rider can only be exercised after a ten year waiting period has elapsed. This guarantee was only available upon contract issuance.

Reserves for individual and group fixed deferred annuities are developed using accepted actuarial methods computed principally under CARVM using applicable interest rates and mortality tables. Individual deferred annuities primarily use the 1971 and 1983 Individual Annuity Mortality and Annuity 2000 tables. Group deferred annuities primarily use the 1983 Group Annuity Mortality and 1994 Group Annuity Reserving tables.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Reserves for individual and group variable deferred annuities are developed using accepted actuarial methods computed principally under CARVM for variable annuities using applicable interest rates and mortality tables. Individual variable deferred annuities primarily use the 1994 Minimum Guaranteed Death Benefit or Annuity 2000 tables. The liability is evaluated under both a standard scenario and stochastic scenarios net of currently held applicable hedge asset cash flows. The Company holds the reserve liability valuation at the higher of the standard or stochastic scenario values. Based on the Company’s currently held hedges, if market interest rates increase, the fair value of the Company hedges would decrease in value and reserves would decrease. Should market interest rates decrease, the fair value of the Company hedges would increase in value and reserves would increase. In addition, the Company elected to hold additional reserves above those indicated based on the stochastic or standard scenario in order to maintain a prudent level of reserve adequacy.

The standard scenario is a prescriptive reserve with minimal company discretion. The primary driver of the standard scenario result is the composition of the in force policies, with the key factor being the extent to which the product guarantees are “in the money.” The value of the reserve guarantees under the standard scenario is driven primarily by equity markets.

For the stochastic scenarios, the Company uses the American Academy of Actuaries’ scenarios. Prudent estimate assumptions are used for mortality, expenses and commissions, investment management fees, taxes and policyholder behavior including lapses, partial withdrawals, annuitization and additional premium. These assumptions are consistent with those used for asset adequacy testing and are based on Company experience. Stochastic reserves are driven by the degree that the variable annuity benefits are “in the money” at projected interest rates and equity market levels, expenses, discount rates, net derivative values, and policyholder behavior.

Separate accounts include certain group annuity contracts used to fund retirement plans that offer a guarantee of a contract holder’s principal, which can be withdrawn over a stated period of time. These contracts offer a stated rate of return backed by the Company. Contract payments are not contingent upon the life of the retirement plan participants.

Disability income policy reserves are generally calculated using the two-year preliminary term method and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and the 1985 Commissioners’ Individual Disability Table A with assumed interest and mortality rates in accordance with applicable statutes and regulations.

Disabled life claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables using the 1964 Commissioners’ Disability Table and 1985 Commissioners’ Individual Disability Tables A and C with assumed interest rates in accordance with applicable statutes and regulations.

LTC policy reserves are generally calculated using the one-year preliminary term method and actuarially accepted morbidity, mortality and lapse tables with assumed interest rates in accordance with applicable statutes and regulations.

LTC claim reserves are generally calculated using actuarially accepted methodologies and actuarially accepted morbidity tables with assumed interest rates in accordance with applicable statutes and regulations.

Unpaid claims and claim expense reserves are related to disability and LTC claims. Unpaid disability claim liabilities are projected based on the average of the last three disability payments. LTC unpaid claim liabilities are projected using policy specific daily benefit amounts and aggregate utilization factors. Claim expense reserves are based on an analysis of the unit expenses related to the processing and examination of new and ongoing claims. Interest accrued on reserves is calculated by applying NAIC prescribed interest rates to the average reserves by year incurred.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Tabular interest, tabular reserves, reserves released, and tabular cost for all life and annuity contracts and supplementary contracts involving life contingencies are determined in accordance with NAIC Annual Statement instructions. For tabular interest, whole life and term products use a formula that applies a weighted average interest rate determined from a seriatim valuation file to the mean average reserves. Universal life, variable life, group life, annuity and supplemental contracts use a formula that applies a weighted average credited rate to the mean account value. For contracts without an account value (e.g., a Single Premium Immediate Annuity) a weighted average statutory valuation rate is applied to the mean statutory reserve or accepted actuarial methods using applicable interest rates are applied.

All policyholders’ reserves and accruals are presented net of reinsurance. Management believes that these liabilities and accruals represent management’s best estimate and will be sufficient, in conjunction with future revenues, to meet future anticipated obligations of policies and contracts in force.

s.	Liabilities for deposit-type contracts

Liabilities for funding agreements, dividend accumulations, premium deposit funds, investment-type contracts such as supplementary contracts not involving life contingencies and certain structured settlement annuities are based on account value or accepted actuarial methods using applicable interest rates.

t.	Participating contracts

Participating contracts are those that may be eligible to share in any dividends declared by the Company. Participating contracts issued by the Company represented 56% of the Company’s policyholders’ reserves and liabilities for deposit-type contracts as of December 31, 2017 and 54% as of December 31, 2016.

u.	Policyholders’ dividends

Dividends expected to be paid to policyholders in the following year are approved annually by MassMutual’s Board of Directors and are recorded as an expense in the current year. The allocation of these dividends to policyholders reflects the relative contribution of each group of participating policies to surplus and considers, among other factors, investment returns, mortality and morbidity experience, expenses and taxes. The liability for policyholders’ dividends includes the estimated amount of annual dividends and settlement dividends. A settlement dividend is an extra dividend payable at termination of a policy upon maturity, death or surrender.

v.	Asset valuation reserve

The Company maintains an AVR that is a contingency reserve to stabilize surplus against fluctuations in the carrying value of common stocks, real estate, partnerships and LLCs as well as credit-related changes in the value of bonds, preferred stocks, mortgage loans, and certain derivatives. The AVR is reported as a liability within the Statutory Statements of Financial Position and the change in AVR, net of tax, is reported within the Statutory Statements of Changes in Surplus.

w.	Repurchase agreements

Repurchase agreements are contracts under which the Company sells securities and simultaneously agrees to repurchase the same or substantially the same securities. These repurchase agreements are carried at cost and accounted for as collateralized borrowings with the proceeds from the sale of the securities recorded as a liability while the underlying securities continue to be recorded as an investment by the Company. Earnings on these investments are recorded as investment income and the difference between the proceeds and the amount at which the securities will be subsequently reacquired is amortized as interest expense. Repurchase agreements are used as a tool for overall portfolio management to help ensure the Company maintains adequate assets in order to provide yield, spread and duration to support liabilities and other corporate needs.

The Company provides collateral, as dictated by the repurchase agreements, to the counterparty in exchange for a loan. If the fair value of the securities sold becomes less than the loan, the counterparty may require additional collateral.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value reported in the Statutory Statements of Financial Position for repurchase agreements approximates the fair value.

x.	Commercial paper

The Company issues commercial paper (CP) in the form of unsecured notes. Interest on CP is calculated using a 360-day year based on the actual number of days elapsed. Due to the short-term nature of CP, the carrying value approximates fair value.

y.	Interest maintenance reserve

The Company maintains an IMR that is used to stabilize net income against fluctuations in interest rates. After-tax realized capital gains (losses), which result from changes in interest rates for all types of fixed-income investments and interest-related derivatives, are deferred into the IMR and amortized into net investment income using the grouped amortization method. In the grouped amortization method, assets are grouped based on years of maturity. IMR is reduced by the amount ceded to reinsurers when entering into in force coinsurance ceding agreements. The IMR is included in other liabilities, or if negative, is recorded as a nonadmitted asset.

z.	Other liabilities

Other liabilities primarily consist of the derivative interest expense liability, liability for employee benefits, pending security settlements, unearned income and remittances and items not allocated.

aa.	Premium and related expense recognition

Life insurance premium revenue is generally recognized annually on the anniversary date of the policy. However, premium for flexible products, primarily universal life and variable universal life contracts, is recognized as revenue when received. Annuity premium is recognized as revenue when received. Disability income and LTC premium is recognized as revenue when due.

Premium revenue is adjusted by the related deferred premium adjustment. Deferred premium adjusts for the overstatement created in the calculation of reserves as the reserve computation assumes the entire year’s net premium is collected annually at the beginning of the policy year and does not take into account installment or modal payments.

Commissions and other costs related to issuance of new policies and policy maintenance and settlement costs are charged to current operations when incurred. Surrender fee charges on certain life and annuity products are recorded as a reduction of benefits and expenses.

bb.	Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)

Realized capital gains (losses), net of taxes, exclude gains (losses) deferred into the IMR and gains (losses) of the separate accounts. Realized capital gains (losses), including OTTI, are recognized in net income and are determined using the specific identification method.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Bonds - general

The Company employs a systematic methodology to evaluate OTTI by conducting a quarterly analysis of bonds. OTTI is evaluated in a manner consistent with market participant assumptions. The Company considers the following factors, where applicable depending on the type of securities, in the evaluation of whether a decline in value is other than temporary: (a) the likelihood that the Company will be able to collect all amounts due according to the contractual terms of the debt security; (b) the present value of the expected future cash flows of the security; (c) the characteristics, quality and value of the underlying collateral or issuer securing the position; (d) collateral structure; (e) the length of time and extent to which the fair value has been below amortized cost; (f) the financial condition and near-term prospects of the issuer; (g) adverse conditions related to the security or industry; (h) the rating of the security; (i) the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery to amortized cost; and (j) other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

In addition, if the Company has the intent to sell, or the inability, or lack of intent to retain the investment for a period sufficient to recover the amortized cost basis, an OTTI is recognized as a realized loss equal to the entire difference between the investment’s amortized cost basis and its fair value at the balance sheet date.

When a bond is other-than-temporarily impaired, a new cost basis is established.

Bonds - corporate

For corporate securities, if it is determined that a decline in the fair value of a bond is other than temporary, OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and, generally, its fair value at the balance sheet date.

Bonds - loan-backed and structured securities

For loan-backed and structured securities, if the present value of cash flows expected to be collected is less than the amortized cost basis of the security, an OTTI is recognized as a realized loss equal to the difference between the investment’s amortized cost basis and the present value of cash flows expected to be collected. The expected cash flows are discounted at the security’s effective interest rate. Internal inputs used in determining the amount of the OTTI on structured securities include collateral performance, prepayment speeds, default rates, and loss severity based on borrower and loan characteristics, as well as deal structure including subordination, over-collateralization and cash flow priority.

ABS and MBS are evaluated for OTTI using scenarios and assumptions based on the specifics of each security including collateral type, loan type, vintage and subordination level in the structure. Cash flow estimates are based on these assumptions and inputs obtained from external industry sources along with internal analysis and actual experience. Where applicable, assumptions include prepayment speeds, default rates and loss severity, weighted average maturity and changes in the underlying collateral values.

The Company has a review process for determining if CDOs are at risk for OTTI. For the senior, mezzanine and junior debt tranches, cash flows are modeled using multiple scenarios based on the current ratings and values of the underlying corporate credit risks and incorporating prepayment and default assumptions that vary according to collateral attributes of each CDO. The prepayment and default assumptions are varied within each model based upon rating (base case), historical expectations (default), rating change improvement (optimistic), rating change downgrade (pessimistic) and fair value (market). The default rates produced by these multiple scenarios are assigned an expectation weight according to current market and economic conditions and fed into a final scenario. OTTI is recorded if this final scenario results in the loss of any principal or interest payments due.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

For the most subordinated junior CDO tranches, the present value of the projected cash flows in the final scenario is measured using an effective yield. If the current book value of the security is greater than the present value measured using an effective yield, an OTTI is taken in an amount sufficient to produce its effective yield. Certain CDOs cannot be modeled using all of the scenarios because of limitations on the data needed for all scenarios. The cash flows for these CDOs, including foreign currency denominated CDOs, are projected using a customized scenario management believes is reasonable for the applicable collateral pool.

For loan-backed and structured securities, any difference between the new amortized cost basis and any increased present value of future cash flows expected to be collected is accreted into net investment income over the expected remaining life of the bond.

Common and preferred stock

The cost basis of common and preferred stocks is adjusted for impairments deemed to be other than temporary. The Company considers the following factors in the evaluation of whether a decline in value is other than temporary: (a) the financial condition and near-term prospects of the issuer; (b) the Company’s ability and intent to retain the investment for a period sufficient to allow for a near-term recovery in value; and (c) the period and degree to which the value has been below cost. The Company conducts a quarterly analysis of issuers whose common or preferred stock is not-in-good standing or valued below 80% of cost. The Company also considers other qualitative and quantitative factors in determining the existence of OTTI including, but not limited to, unrealized loss trend analysis and significant short-term changes in value.

Mortgage loans

The Company performs internal reviews at least annually to determine if individual mortgage loans are performing or nonperforming. The fair values of performing mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk. For nonperforming loans, the fair value is the estimated collateral value of the underlying real estate. If foreclosure is probable, the Company will obtain an external appraisal.

Mortgage loans are considered to be impaired when, based upon current available information and events, it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement. A valuation allowance is recorded on a loan-by-loan basis in net unrealized capital losses for the excess of the carrying value of the mortgage loan over the fair value of its underlying collateral. Such information or events could include property performance, capital budgets, future lease roll, a property inspection as well as payment trends. Collectability and estimated decreases in collateral values are also assessed on a loan-by-loan basis considering all events and conditions relevant to the loan. This evaluation is inherently subjective as it requires estimates that are susceptible to significant revisions as more information becomes available, as changes occur in the market or as negotiations with the borrowing entity evolve. If there is a change in the fair value of the underlying collateral or the estimated loss on the loan, the valuation allowance is adjusted accordingly. An OTTI occurs upon the realization of a credit loss, typically through foreclosure or after a decision is made to accept a discounted payoff, and is recognized in realized capital losses. The previously recorded valuation allowance is reversed from unrealized capital losses. When an OTTI is recorded, a new cost basis is established reflecting estimated value of the collateral.

Real estate

For real estate held for the production of income, depreciated cost is adjusted for impairments whenever events or changes in circumstances indicate the carrying amount of the asset may not be recoverable, with the impairment being included in realized capital losses. An impairment is recorded when the property’s estimated future net operating cash flows over ten years, undiscounted and without interest charges, is less than book value.

Adjustments to the carrying value of real estate held for sale are recorded in a valuation reserve as realized capital losses when the fair value less estimated selling costs is less than the carrying value.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Partnerships and LLCs

When it is probable that the Company will be unable to recover the outstanding carrying value of an investment based on undiscounted cash flows, or there is evidence indicating an inability of the investee to sustain earnings to justify the carrying value of the investment, OTTI is recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment. The estimated fair values of limited partnership interests are generally based on the Company’s share of the net asset value (NAV) as provided in the financial statements of the investees. In certain circumstances, management may adjust the NAV by a premium or discount when it has sufficient evidence to support applying such adjustments.

For determining impairments in partnerships that generate LIHTCs, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate for future benefits of ten or more years and compares the results to its current book value. Impairments are recognized in realized capital losses reflecting the excess of the carrying value over the estimated fair value of the investment.

Unrealized capital gains (losses)

Unrealized capital gains (losses) include changes in the fair value of derivatives, excluding interest rate swaps and credit default index swaps associated with replicated assets; currency translation adjustments on foreign-denominated bonds; changes in the fair value of unaffiliated common stocks; changes in the fair value of bonds and preferred stocks that are carried at fair value; and changes in the inflation adjustments on U.S Treasury inflation-indexed securities. Changes in the Company’s equity investments in partnerships and LLCs, including the earnings as reported on the financial statements, earnings recorded as accumulated undistributed earnings, foreign exchange asset valuation and mark-to-market on operating assets, and certain subsidiaries and affiliates are also reported as changes in unrealized capital gains (losses). Unrealized capital gains (losses) are recorded as a change in net unrealized capital gains (losses), net of tax, within the Statutory Statements of Changes in Surplus.

3.	New accounting standards

Adoption of new accounting standards

In April 2016, the NAIC adopted modifications to the Statements of Statutory Accounting Principles (SSAP) No. 41R, Surplus Notes, which were effective January 1, 2017. These modifications required that the surplus notes with a designation equivalent to NAIC 3 through 6 be reported at the lesser of amortized cost or fair value. Prior to 2017, these surplus notes are reported at amortized cost. The modifications also incorporate guidance to clarify when surplus notes shall be nonadmitted, an unrealized loss should be recognized, and an OTTI assessment should be performed. These modifications did not have an impact on the Company’s financial statements.

In June 2016, the NAIC adopted modifications to SSAP No. 26R, Bonds and SSAP No. 43R, Loan-backed and Structured Securities, which were effective January 1, 2017 and should be prospectively applied. These modifications clarified that the amount of prepayment penalties or acceleration fees reported as investment income should equal the total proceeds received less the par value of the investment; and any difference between the carrying value and the par value at the time of disposal will be reported as realized capital gains and losses. These modifications also added specific disclosures related to securities sold, redeemed or otherwise disposed of as a result of a callable feature. These modifications did not have a significant impact on the Company’s financial statements.

In June 2016, the NAIC adopted substantive revisions to SSAP No. 51R, Life Contracts, to incorporate references to the Valuation Manual (VM) and to facilitate the implementation of principles-based reserving (PBR), which were effective on January 1, 2017. The adoption of PBR only applies to new life insurance policies issued after January 1, 2017, however the Company plans to adopt these revisions to SSAP No. 51 using the 3-year phased in approach by no later than January 1, 2020. The Company currently uses formulas and assumptions to determine reserves as prescribed by state laws and regulations. Under PBR, the Company will be required to hold the higher of (a) the reserve using prescribed factors and (b) the PBR reserve which considers a wide range of future economic conditions, computed using justified company experience factors, such as mortality, policyholder behavior and expenses. The Company is currently assessing the impact of these modifications on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In August 2016, the NAIC adopted modifications to SSAP No. 51R, Life Contracts, which were effective January 1, 2017. These modifications clarified that annual assumption changes from reserving methods used in PBR would not qualify as a change in valuation basis. Changes in valuation basis are recorded directly to surplus instead of through income. These modifications were made to accommodate PBR which became effective January 1, 2017. These modifications are not expected to have an impact on the Company’s financial statements.

In December 2016, the NAIC adopted modifications to SSAP No. 35R, Guaranty Fund and Other Assessments, which became effective March 16, 2017. The modification allows insurers to consider expected renewals of short-term health contracts in determining the assets recognized from accrued guaranty fund liability assessments from insolvencies of entities that write long-term care. Also, in August 2017, the NAIC made an additional modification to SSAP No. 35R to require discounting guaranty fund assessments and the related recoverable tax credit in excess of one year to payment or recovery at the whole life discount rate in effect as of the reporting date. The Company has adopted these modifications, which did not have a significant impact on its financial statements.

In April 2017, the NAIC adopted modifications to SSAP No. 26R, Bonds, which is effective December 31, 2017. These modifications are part of an ongoing investment classification project. These modifications (a) provide a definition of a security, (b) update the description of bonds included in scope of the guidance, (c) require fair value accounting for certain SVO identified investments, such as bond exchange traded funds, unless a systematic value has been elected, and (d) clarify the scope of the standard to specifically include bank loans acquired through organization, participation, syndication or assignment. The adoption of these modifications did not have an impact on the Company’s financial statements in 2017.

In June 2017, the NAIC adopted modifications to SSAP No. 30, Unaffiliated Common Stock, SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 97, Investments in Subsidiary, Controlled and Affiliated Entities as they relate to ASU 2016-07, Simplifying the Transition to the Equity Method of Accounting which were effective January 1, 2017. These modifications included the definition of control and provided guidance as to when an investment qualified (or no longer qualifies) for the equity method of accounting. These modifications further specified that when the level of investment in a subsidiary, controlled or affiliated (SCA) entity fell below the level of control, defined as the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of the investee in SSAP No. 97, the reporting entity should discontinue the use of the equity method of accounting. When an entity becomes qualified to use the equity method of accounting, the entity should add the cost of acquiring the additional interest in the investee to the current basis of the previously held interest and apply the equity method of accounting, prospectively. The Company has adopted these modifications.

In June 2017, the NAIC adopted modifications to SSAP No. 37, Mortgage Loans, which became effective June 8, 2017. These modifications clarify that a reporting entity providing a mortgage loan as a “participant in a mortgage loan agreement”, should consider the mortgage loan in the scope of SSAP No. 37. Specifically, in addition to mortgage loans directly originated, a mortgage loan also includes mortgages acquired through assignment, syndication or participation. These modifications also clarify the impairment assessment and incorporate new disclosures for these types of mortgage loans to identify mortgage loans in which the insurer is a participant or co-lender. These modifications did not have a financial impact on the Company. The Company has added the additional disclosures to the Company’s financial statements.

Future adoption of new accounting standards

In January 2017, the NAIC adopted modifications to SSAP No. 86, Derivatives, which will be effective January 1, 2018. The modifications maintain gross reporting of derivative variation margin as a separate unit of account, rather than characterizing as legal settlement with mark-to-market changes recorded in surplus. Regarding exchange traded futures, these modifications further clarify that variation margin and mark-to-market changes should be recorded in the same manner as all other derivative instruments. The Company will record mark-to-market gains and losses from exchange traded futures as unrealized gains or losses instead of realized gains or losses and gross up the derivatives and collateral line items on its financial statements. The modifications will not impact total surplus and the Company anticipates an immaterial impact on its financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In April 2017, the NAIC adopted modifications to SSAP No. 69, Statement of Cash Flow: Classification of Certain Cash Receipts and Cash Payments, to adopt ASU No. 2016-15, Classification of Certain Cash Receipts and Cash Payments, in its entirety, which will be effective January 1, 2018 on a retrospective basis. In June 2017, the NAIC adopted additional modifications to SSAP No. 69 to incorporate portions of ASU No. 2016-18, Restricted Cash, which will be effective December 31, 2019 with early adoption permitted. The initial modifications address the classification and disclosure of certain items within the statements of cash flows. Upon adoption, proceeds from the settlement of corporate owned life insurance policies owned by the Company will be classified as investing activities instead of operating activities. Additionally, the Company will apply the nature of distribution approach to SCA equity method investments and the cumulative earnings approach to all other equity method investments in determining whether distributions received from equity method investees are returns on investment, recorded as operating activities, or returns of investment, recorded as investing activities. Effective January 1, 2018, the Company will early adopt on a retrospective basis, the second modification that adds restricted cash, cash equivalents and short-term investments to the existing statutory disclosure requirements in SSAP No.1, Accounting Policies, Risks & Uncertainties, and Other Disclosures. Although the adoption of these modifications will require reclassification between investing and operating cash flows, they will not have a material impact on the Company’s financial statements.

In November 2017, the NAIC adopted modifications to SSAP No. 100R, Fair Value, allowing NAV per share as a practical expedient to fair value, either when specifically named in a SSAP or when the investee qualifies as an investment company, which will be effective January 1, 2018. These modifications adopt, with modification, applicable U.S. GAAP, allowing greater consistency with FASB’s allowable use of NAV. These modifications also include the U.S. GAAP requirement to report instruments measured at NAV as a practical expedient outside of the fair value hierarchy disclosure as a separate item, along with a description of the terms and conditions of redemption features, amounts of unfunded commitments, restrictions to sell, and various other items. Previously, statutory guidance only allowed NAV as a practical expedient for money market mutual funds and SVO-identified bond exchange traded funds. As a result of these modifications, the NAIC issued SSAP No. 100R, Fair Value. The adoption of these modifications is not expected to have a significant impact on the Company’s financial statements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

4.	Fair value of financial instruments

The following presents a summary of the carrying values and fair values of the Company’s financial instruments:

	December 31, 2017

	Carrying Value	Fair Value	Level 1	Level 2	Level 3

	(In Millions)

Financial assets:
Bonds:
U. S. government and agencies	$7,149	$7,697	$-	$7,696	$1
All other governments	1,181	1,269	-	1,200	69
States, territories and possessions	596	651	-	651	-
Political subdivisions	532	576	-	576	-
Special revenue	5,814	6,518	-	6,507	11
Industrial and miscellaneous	68,140	71,342	-	41,333	30,009
Parent, subsidiaries and affiliates	7,023	7,133	-	1,075	6,058
Preferred stocks	768	786	36	-	750
Common stocks - subsidiaries and affiliates	454	454	344	-	110
Common stocks - unaffiliated	1,212	1,212	901	-	311
Mortgage loans - commercial	20,777	21,301	-	-	21,301
Mortgage loans - residential	1,803	1,760	-	-	1,760
Derivatives:
Interest rate swaps	7,684	8,269	-	8,269	-
Options	745	745	-	745	-
Currency swaps	386	386	-	385	1
Forward contracts	13	22	-	22	-
Credit default swaps	29	36	-	36	-
Cash, cash equivalents and short-term investments	3,580	3,580	218	3,362	-
Separate account assets	69,162	69,162	46,006	22,447	709
Financial liabilities:
Guaranteed interest contracts	8,834	8,549	-	-	8,549
Group annuity contracts and other deposits	18,132	18,505	-	-	18,505
Individual annuity contracts	6,570	8,009	-	-	8,009
Supplementary contracts	1,167	1,168	-	-	1,168
Repurchase agreements	4,204	4,204	-	4,204	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	5,314	5,372	-	5,372	-
Options	7	7	-	7	-
Currency swaps	569	569	-	561	8
Forward contracts	88	88	-	88	-
Credit default swaps	1	1	-	1	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had statutory carrying values of $13,970 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016
	Carrying Value	Fair Value	Level 1	Level 2	Level 3
	(In Millions)
Financial assets:
Bonds:
U. S. government and agencies	$6,819	$7,327	$-	$7,323	$4
All other governments	924	934	-	863	71
States, territories and possessions	676	723	-	723	-
Political subdivisions	483	514	-	514	-
Special revenue	5,605	6,167	-	6,134	33
Industrial and miscellaneous	62,806	64,478	-	39,231	25,247
Parent, subsidiaries and affiliates	6,508	6,604	-	615	5,989
Preferred stocks	465	482	1	30	451
Common stocks - subsidiaries and affiliates	573	573	487	23	63
Common stocks - unaffiliated	1,120	1,120	582	349	189
Mortgage loans - commercial	19,193	19,660	-	-	19,660
Mortgage loans - residential	1,768	1,728	-	-	1,728
Derivatives:
Interest rate swaps	8,084	8,633	-	8,633	-
Options	653	653	-	653	-
Currency swaps	937	937	-	937	-
Forward contracts	51	51	-	51	-
Credit default swaps	38	40	-	40	-
Cash, cash equivalents and short-term investments	3,726	3,726	(95)	3,821	-
Separate account assets	62,204	62,204	39,641	21,825	738
Financial liabilities:
Guaranteed interest contracts	7,086	7,028	-	-	7,028
Group annuity contracts and other deposits	19,097	19,661	-	-	19,661
Individual annuity contracts	6,715	8,272	-	-	8,272
Supplementary contracts	1,152	1,153	-	-	1,153
Repurchase agreements	4,729	4,729	-	4,729	-
Commercial paper	250	250	-	250	-
Derivatives:
Interest rate swaps	5,915	5,960	-	5,960	-
Options	6	6	-	6	-
Currency swaps	36	36	-	36	-
Forward contracts	56	56	-	56	-
Credit default swaps	1	1	-	1	-

Common stocks – subsidiaries and affiliates do not include unconsolidated subsidiaries, which had a statutory carrying value of $13,671 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Fair value is defined as the price that would be received from selling an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The authoritative guidance for fair value establishes a measurement framework that includes a hierarchy used to classify the inputs used in measuring fair value. The hierarchy prioritizes the inputs to valuation techniques into three levels. Each level reflects a unique description of the inputs that are significant to the fair value measurements. The levels of the fair value hierarchy are as follows:

Level 1 – Observable inputs in the form of quoted prices for identical instruments in active markets.

Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be derived from observable market data for substantially the full term of the assets or liabilities.

Level 3 – One or more unobservable inputs that are supported by little or no market activity and are significant to the fair value of the assets or liabilities. Level 3 assets and liabilities include financial instruments whose value is determined using internal models, as well as instruments for which the determination of fair value requires significant management judgment or estimation.

When available, the Company generally uses unadjusted quoted market prices from independent sources to determine the fair value of investments, and classifies such items within Level 1 of the fair value hierarchy. If quoted prices are not available, prices are derived from observable market data for similar assets in an active market or obtained directly from brokers for identical assets traded in inactive markets. Investments that are priced using these inputs are classified within Level 2 of the fair value hierarchy. When some of the necessary observable inputs are unavailable, fair value is based upon internally developed models. These models use inputs not directly observable or correlated with observable market data. Typical inputs, which are integrated in the Company’s internal discounted cash flow models and discounted earnings models include, but are not limited to, issuer spreads derived from internal credit ratings and benchmark yields such as London Inter-Bank Offered Rate (LIBOR), cash flow estimates and earnings before interest, taxes, depreciation and amortization estimates. Investments that are priced with such unobservable inputs are classified within Level 3 of the fair value hierarchy.

The Company has established and maintains policies and guidelines that govern its valuation methodologies and their consistent application. These policies and guidelines address the use of inputs, price source hierarchies and provide controls around the valuation processes. These controls include appropriate review and analysis of prices against market activity or indicators for reasonableness, approval of price source changes, price overrides, methodology changes and classification of fair value hierarchy levels. The valuation policies and guidelines are reviewed and updated as appropriate.

Annually, the Company reviews the primary pricing vendor to validate that the inputs used in that vendor’s pricing process are deemed to be market observable as defined above. While the Company was not provided access to proprietary models of the vendor, the reviews have included on-site walk-throughs of the pricing process, methodologies and control procedures for each asset class and level for which prices are provided. The review also included an examination of the underlying inputs and assumptions for a sample of individual securities across asset classes. In addition, the Company and its pricing vendors have an established challenge process in place for all security valuations, which facilitates identification and resolution of prices that fall outside expected ranges. The Company believes that the prices received from the pricing vendors are representative of prices that would be received to sell the assets at the applicable measurement date (exit prices) and are classified appropriately in the hierarchy.

The Company reviews the fair value hierarchy classifications at each reporting period. Overall, reclassifications between levels occur when there are changes in the observability of inputs and market activity used in the valuation of a financial asset or liability. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. Given the types of assets classified as Level 1 (primarily equity securities including mutual fund investments), transfers between Level 1 and Level 2 measurement categories are expected to be infrequent. Transfers into and out of Level 3 are summarized in the schedule of changes in Level 3 assets and liabilities.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The fair value of group annuity contracts and other deposits is determined by multiplying the book value of the contract by an average market value adjustment factor. The market value adjustment factor is directly related to the difference between the book value of client liabilities and the present value of installment payments discounted at current market value yields. The market value yield is measured by the Barclay’s Aggregate Bond Index, subject to certain adjustments, and the installment period is equivalent to the duration of the Company’s invested asset portfolio.

The fair value of individual annuity and supplementary contracts is determined using one of several methods based on the specific contract type. For short-term contracts, generally less than 30 days, the fair value is assumed to be the book value. For contracts with longer durations, GICs and investment-type contracts, the fair value is determined by calculating the present value of future cash flows discounted at current market interest rates, the risk-free rate or a current pricing yield curve based on pricing assumptions using assets of a comparable corporate bond quality. Annuities receiving dividends are accumulated at the average minimum guaranteed rate and discounted at the risk-free rate. All others are valued using cash flow projections from the Company’s asset-liability management analysis.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2017
	Level 1	Level 2	Level 3	Total

	(In Millions)
Financial assets:
Bonds:
Special revenue	$-	$6	$-	$6
Industrial and miscellaneous	-	11	55	66
Parent, subsidiaries and affiliates	-	18	61	79
Preferred stocks	3	-	2	5
Common stocks - subsidiaries and affiliates	344	-	110	454
Common stocks - unaffiliated	901	-	311	1,212
Derivatives:
Interest rate swaps	-	7,684	-	7,684
Options	-	745	-	745
Currency swaps	-	385	1	386
Forward contracts	-	13	-	13
Separate account assets	46,006	22,447	709	69,162

Total financial assets carried at fair value	$47,254	$31,309	$1,249	$79,812

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,314	$-	$5,314
Options	-	7	-	7
Currency swaps	-	561	8	569
Forward contracts	-	88	-	88

Total financial liabilities carried at fair value	$-	$5,970	$8	$5,978

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company reviews the fair value hierarchy classifications each reporting period. Changes in the observability of the valuation attributes and the level of market activity may result in a reclassification of certain financial assets or liabilities between fair value hierarchy classifications. Such reclassifications are reported as transfers between levels at the beginning fair value for the reporting period in which the changes occur. For the period ended December 31, 2017, $298 million of unaffiliated common stock were transferred from Level 2 to Level 1.

The following presents the Company’s fair value hierarchy for assets and liabilities that are carried at fair value:

	December 31, 2016
	Level 1	Level 2	Level 3	Total

	(In Millions)
Financial assets:
Bonds:
States, territories and possessions	$-	$8	$-	$8
Special revenue	-	1	-	1
Industrial and miscellaneous	-	3	57	60
Parent, subsidiaries and affiliates	-	58	52	110
Preferred stocks	-	-	3	3
Common stocks - subsidiaries and affiliates	487	23	63	573
Common stocks - unaffiliated	582	349	189	1,120
Derivatives:
Interest rate swaps	-	8,084	-	8,084
Options	-	653	-	653
Currency swaps	-	937	-	937
Forward contracts	-	51	-	51
Credit default swaps	-	4	-	4
Separate account assets	39,641	21,825	738	62,204

Total financial assets carried at fair value	$40,710	$31,996	$1,102	$73,808

Financial liabilities:
Derivatives:
Interest rate swaps	$-	$5,915	$-	$5,915
Options	-	6	-	6
Currency swaps	-	36	-	36
Forward contracts	-	56	-	56
Credit default swaps	-	1	-	1

Total financial liabilities carried at fair value	$-	$6,014	$-	$6,014

For the year ended December 31, 2016, there were no significant transfers between Level 1 and Level 2.

Valuation Techniques and Inputs

The Company determines the fair value of its investments using primarily the market approach or the income approach. The use of quoted prices for identical assets and matrix pricing or other similar techniques are examples of market approaches, while the use of discounted cash flow methodologies is an example of the income approach. The Company attempts to maximize the use of observable inputs and minimize the use of unobservable inputs in selecting whether the market or the income approach is used.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A description of the significant valuation techniques and inputs to the determination of estimated fair value for the more significant asset and liability classes measured at fair value on a recurring basis and categorized within Level 2 and Level 3 of the fair value hierarchy is as follows:

Separate account assets – These assets primarily include bonds (industrial and miscellaneous; U.S. government and agencies), and derivatives. Their fair values are determined as follows:

Bonds (Industrial and miscellaneous) – These securities are principally valued using the market or the income approaches. Level 2 valuations are based primarily on quoted prices in markets that are not active, broker quotes, matrix pricing or other similar techniques that use standard market observable inputs such as benchmark yields, spreads versus benchmark yields, new issuances, issuer ratings, duration, and trades of identical or comparable securities. Privately placed securities are valued using discounted cash flow models using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issuances that incorporate the credit quality and industry sector of the issuer. This level also includes securities priced by independent pricing services that use observable inputs. Valuations based on matrix pricing or other similar techniques that utilize significant unobservable inputs or inputs that cannot be derived principally from, or corroborated by, observable market data, including adjustments for illiquidity, delta spread adjustments or spreads to reflect industry trends or specific credit–related issues are classified as Level 3. In addition, inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2 are classified as Level 3.

Bonds (U.S. government and agencies) – These securities are principally valued using the market approach. Level 2 valuations are based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spreads versus the U.S. Treasury yield curve for the identical security and comparable securities that are actively traded.

Derivative assets and liabilities – These financial instruments are primarily valued using the market approach. The estimated fair value of derivatives is based primarily on quotations obtained from counterparties and independent sources, such as quoted market values received from brokers. These quotations are compared to internally derived prices and a price challenge is lodged with the counterparties and an independent source when a significant difference cannot be explained by appropriate adjustments to the internal model. When quoted market values are not reliable or available, the value is based upon an internal valuation process using market observable inputs that other market participants would use. Significant inputs to the valuation of derivative financial instruments include overnight index swaps and LIBOR basis curves, interest rate volatility, swap yield curve, currency spot rates, cross currency basis curves and dividend yields. Due to the observability of the significant inputs to these fair value measurements, they are classified as Level 2.

The use of different assumptions or valuation methodologies may have a material impact on the estimated fair value amounts. For the periods presented, there were no significant changes to the Company’s valuation techniques.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the Company’s Level 3 assets carried at fair value:

	Balance as of 1/1/17	Gains (Losses) in Net Income	Gains (Losses) in Surplus	Purchases	Issuances	Sales	Settlements	In	Transfers Out	Other	Balance as of 12/31/17

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$57	$1	$(4)	$-	$-	$-	$(4)	$-	$(8)	$13	$55
Parent, subsidiaries, and affiliates	52	-	9	-	-	-	-	-	-	-	61
Preferred stocks	3	-	-	1	-	-	-	-	-	(2)	2
Common stocks - subsidiaries and affiliates	63	-	13	-	46	-	(11)	-	-	(1)	110
Common stocks - unaffiliated	189	(6)	30	38	-	(8)	(3)	75	(6)	2	311
Derivatives:
Currency swaps	-	-	(5)	-	-	-	-	6	-	-	1
Separate account assets	738	55	-	72	-	(150)	(1)	-	(5)	-	709

Total financial assets	$1,102	$50	$43	$111	$46	$ (158)	$ (19)	$81	$ (19)	$12	$1,249

Financial liabilities
Derivatives:
Currency swaps	$-	$-	$4	$-	$-	$-	$-	$4	$-	$-	$8

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. The common stock unaffiliated assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

	Balance as of 1/1/16	Gains (Losses) in Net Income	Losses (Gains) in Surplus	Purchases	Issuances	Sales	Settlements	In	Transfers Out	Other	Balance as of 12/31/16

	(In Millions)

Financial assets:
Bonds:
Industrial and miscellaneous	$22	$(12)	$(13)	$-	$4	$-	$(6)	$-	$-	$62	$57
Parent, subsidiaries, and affiliates	45	1	7	2	11	(3)	(20)	-	-	9	52
Preferred stocks	2	-	-	2	-	-	-	-	-	(1)	3
Common stocks - subsidiaries and affiliates	40	-	7	-	1	-	(1)	-	-	16	63
Common stocks - unaffiliated	180	(1)	(5)	12	1	(2)	(1)	-	-	5	189
Separate account assets	725	22	-	149	-	(153)	(10)	5	-	-	738

Total financial assets	$1,014	$10	$(4)	$165	$17	$ (158)	$ (38)	$5	$-	$91	$1,102

Level 3 transfers in are assets that are consistently carried at fair value but have had a level change. The separate account assets were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

Other transfers include assets that are either no longer carried at fair value, or have just begun to be carried at fair value, such as assets with no level changes but a change in the lower of cost or market carrying basis. Industrial and miscellaneous bonds were transferred from Level 2 to Level 3 due to a change in the observability of pricing inputs.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

5.	Investments

The Company maintains a diversified investment portfolio. Investment policies limit concentration in any asset class, geographic region, industry group, economic characteristic, investment quality or individual investment.

a.	Bonds

The carrying value and fair value of bonds were as follows:

	December 31, 2017

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$7,149	$566	$18	$7,697
All other governments	1,181	93	5	1,269
States, territories and possessions	596	56	1	651
Political subdivisions	532	45	1	576
Special revenue	5,814	711	7	6,518
Industrial and miscellaneous	68,140	3,510	308	71,342
Parent, subsidiaries and affiliates	7,023	147	37	7,133

Total	$90,435	$5,128	$377	$95,186

The December 31, 2017 gross unrealized losses exclude $24 million of losses included in the carrying value. These losses include $22 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

	December 31, 2016

	Carrying Value	Gross Unrealized Gains	Gross Unrealized Losses	Fair Value

	(In Millions)

U.S. government and agencies	$6,819	$562	$54	$7,327
All other governments	924	37	27	934
States, territories and possessions	676	52	5	723
Political subdivisions	483	33	2	514
Special revenue	5,605	588	26	6,167
Industrial and miscellaneous	62,806	2,427	755	64,478
Parent, subsidiaries and affiliates	6,508	128	32	6,604

Total	$83,821	$3,827	$901	$86,747

The December 31, 2016 gross unrealized losses exclude $23 million of losses included in the carrying value. These losses include $19 million from NAIC Class 6 bonds and $4 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The quality of the bond portfolio is determined by the use of SVO ratings and the equivalent rating agency designations, except for RMBS and CMBS that use outside modelers. The following sets forth the NAIC class ratings for the bond portfolio including RMBS and CMBS:

		December 31,
		2017		2016

NAIC Class	Equivalent Rating Agency Designation	Carrying Value	% of Total	Carrying Value	% of Total

		($ In Millions)

1	Aaa/ Aa/ A	$48,770	54%	$47,693	57%
2	Baa	33,221	37	29,069	35
3	Ba	4,253	5	3,256	4
4	B	2,809	3	2,390	3
5	Caa and lower	995	1	1,049	1
6	In or near default	387	-	364	-

	Total	$90,435	100%	$83,821	100%

The following summarizes NAIC ratings for RMBS and CMBS investments subject to NAIC modeling:

	December 31,
	2017				2016

	RMBS		CMBS		RMBS		CMBS

NAIC Class	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total	Carrying Value	% of Total

	($ In Millions)
1	$672	100%	$1,749	99%	$793	100%	$1,694	100%
2	-	-	6	-	-	-	-	-
3	-	-	3	-	-	-	-	-
5	-	-	-	-	-	-	6	-
6	-	-	26	1	-	-	5	-

	$672	100%	$1,784	100%	$793	100%	$1,705	100%

The following is a summary of the carrying value and fair value of bonds as of December 31, 2017 by contractual maturity. Expected maturities may differ from contractual maturities because issuers may have the right to call or prepay obligations with or without prepayment penalties. Securities with more than one maturity date are included in the table using the final maturity date.

	Carrying Value	Fair Value

	(In Millions)
Due in one year or less	$1,762	$1,779
Due after one year through five years	21,922	22,471
Due after five years through ten years	25,079	25,984
Due after ten years	41,672	44,952

Total	$90,435	$95,186

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Sales proceeds and related gross realized capital gains (losses) from bonds were as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)
Proceeds from sales	$6,669	$6,097	$4,267
Gross realized capital gains from sales	114	132	216
Gross realized capital losses from sales	(153)	(248)	(74)

The following is a summary of the fair values and gross unrealized losses aggregated by bond category and length of time that the securities were in a continuous unrealized loss position:

	December 31, 2017

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$857	$11	14	$194	$7	9
All other governments	39	1	11	73	3	15
States, territories and possessions	83	1	3	3	-	4
Political subdivisions	12	-	2	19	-	5
Special revenue	302	2	41	164	5	61
Industrial and miscellaneous	7,161	101	794	5,824	227	678
Parent, subsidiaries and affiliates	3,247	40	6	104	3	5

Total	$11,701	$156	871	$6,381	$245	777

The December 31, 2017 gross unrealized losses include $24 million of losses included in the carrying value. These losses include $22 million from NAIC Class 6 bonds and $2 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016

	Less Than 12 Months			12 Months or Longer

	Fair Value	Unrealized Losses	Number of Issuers	Fair Value	Unrealized Losses	Number of Issuers

	($ In Millions)

U.S. government and agencies	$757	$51	13	$87	$3	4
All other governments	451	24	47	20	1	8
States, territories and possessions	63	1	5	42	4	2
Political subdivisions	55	2	13	-	-	-
Special revenue	779	24	172	41	2	138
Industrial and miscellaneous	15,535	452	1,257	7,330	324	666
Parent, subsidiaries and affiliates	3,878	29	8	409	7	20

Total	$21,518	$583	1,515	$7,929	$341	838

The December 31, 2016 gross unrealized losses include $23 million of losses included in the carrying value. These losses include $19 million from NAIC Class 6 bonds and $4 million from RMBS and CMBS whose ratings were obtained from outside modelers. These losses were primarily included in industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2017 and 2016, management has not deemed these unrealized losses to be other than temporary because the investment’s carrying value is expected to be realized and the Company has the ability and intent not to sell these investments until recovery, which may be at maturity.

As of December 31, 2017, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $3,157 million. Securities in an unrealized loss position for less than 12 months had a fair value of $1,504 million and unrealized losses of $18 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $1,653 million and unrealized losses of $49 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

As of December 31, 2016, investments in structured and loan-backed securities that had unrealized losses, which were not recognized in earnings, had a fair value of $7,939 million. Securities in an unrealized loss position for less than 12 months had a fair value of $3,270 million and unrealized losses of $62 million. Securities in an unrealized loss position for greater than 12 months had a fair value of $4,669 million and unrealized losses of $103 million. These securities were primarily categorized as industrial and miscellaneous or parent, subsidiaries and affiliates.

In the course of the Company’s investment management activities, securities may be sold and reacquired within 30 days to enhance the Company’s yield on its investment portfolio. The Company did not sell any securities with the NAIC Designation 3 or below for the years ended December 31, 2017 or 2016, that were reacquired within 30 days of the sale date.

The Company had assets on deposit with government authorities or trustees, as required by law, in the amount of $9 million as of December 31, 2017 and 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Residential mortgage-backed exposure

RMBS are included in the U.S. government and agencies, special revenue, and industrial and miscellaneous bond categories. The Alt-A category includes option adjustable-rate mortgages and the subprime category includes ‘scratch and dent’ or reperforming pools, high loan-to-value pools, and pools where the borrowers have very impaired credit but the average loan-to-value is low, typically 70% or below. In identifying Alt-A and subprime exposure, management used a combination of qualitative and quantitative factors, including FICO scores and loan-to-value ratios.

As of December 31, 2017, RMBS had a total carrying value of $1,452 million and a fair value of $1,620 million, of which approximately 21%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $566 million and a fair value of $687 million. As of December 31, 2016, RMBS had a total carrying value of $1,516 million and a fair value of $1,728 million, of which approximately 23%, based on carrying value, was classified as Alt-A. Alt-A and subprime RMBS had a total carrying value of $686 million and a fair value of $825 million.

During the year ended December 31, 2017, there were no significant credit downgrades for the securities held by the Company that were backed by residential mortgage pools.

Leveraged loan exposure

Leveraged loans are loans extended to companies that already have considerable amounts of debt. The Company reports leveraged loans as bonds. These leveraged loans have interest rates higher than typical loans, reflecting the additional risk of default from issuers with high debt-to-equity ratios.

As of December 31, 2017, total leveraged loans and leveraged loan CDOs had a carrying value of $10,698 million and a fair value of $10,831 million, of which approximately 84%, based on carrying value, were domestic leveraged loans and CDOs. As of December 31, 2016, total leveraged loans and leveraged loan CDOs had a carrying value of $10,550 million and a fair value of $10,556 million, of which approximately 88%, based on carrying value, were domestic leveraged loans and CDOs.

Commercial mortgage-backed exposure

The Company holds bonds backed by pools of commercial mortgages. The mortgages in these pools have varying risk characteristics related to underlying collateral type, borrower’s risk profile and ability to refinance and the return provided to the borrower from the underlying collateral. These investments had a carrying value of $1,818 million and fair value of $1,835 million as of December 31, 2017 and a carrying value of $1,982 million and fair value of $2,000 million as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Preferred stocks

The carrying value and fair value of preferred stocks were as follows:

	December 31,
	2017	2016

	(In Millions)

Carrying value	$768	$465
Gross unrealized gains	29	43
Gross unrealized losses	(11)	(26)

Fair value	$786	$482

As of December 31, 2017, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $545 million in fifteen issuers, $139 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2016, investments in preferred stocks in an unrealized loss position included holdings with a fair value of $125 million in four issuers, all of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2017 or 2016.

The Company held preferred stocks for which the transfer of ownership was restricted by contractual requirements with carrying values of $688 million as of December 31, 2017 and $304 million as of December 31, 2016.

c.	Common stocks – subsidiaries and affiliates

The Company has two primary domestic life insurance subsidiaries, C.M. Life, which primarily provides fixed and variable annuities and universal life insurance business, and MML Bay State, a subsidiary of C.M. Life, which primarily issues variable life and bank-owned life insurance (BOLI) policies.

Summarized below is certain combined statutory financial information for the unconsolidated domestic life insurance subsidiaries:

	As of and for the Years Ended December 31,
	2017	2016	2015

	(In Billions)

Total revenue	$0.7	$0.5	$0.8
Net income	0.1	0.1	0.1
Assets	13.3	13.0	13.3
Liabilities	11.7	11.5	11.9
Shareholder’s equity	1.6	1.5	1.4

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MMHLLC is the parent of subsidiaries that include Oppenheimer Acquisition Corp. (OAC) and Barings LLC (Barings) and for 2015, includes investments in international life insurance operations in Japan and Hong Kong. These subsidiaries deal in markets that include retail and institutional asset management entities, registered broker dealers, and international life and annuity operations.

On October 1, 2016, MassMutual purchased MMI from MMHLLC for $3,904 million, which represented MMHLLC’s carrying value of MMI. MassMutual purchased MMI with cash and invested assets with a carrying value of $3,788 million, net of deferred tax, and deferred a $116 million gain on the transfer of these assets, as this transaction was considered a related party transaction. This purchase was part of MassMutual’s execution of its’ operating strategy and segregated its foreign insurance subsidiaries from its asset manager subsidiaries.

Summarized below is certain U.S. GAAP financial information for MMHLLC. MMI was included in this information for the years ended December 31, 2015 and for the nine month period ended September 30, 2016. As of October 1, 2016, MMI was no longer a MMHLLC subsidiary.

	As of and for the Years Ended December 31,
	2017	2016	2015

	(In Billions)

Total revenue	$4.7	$8.8	$8.7
Net income	0.8	1.6	0.8
Assets	17.1	16.7	50.1
Liabilities	6.6	6.1	40.4
Member’s equity	10.5	10.6	9.7

The MMHLLC statutory carrying value was $9,083 million as of December 31, 2017 and $8,870 million as of December 31, 2016. The current fair value of MMHLLC remains greater than its statutory carrying value.

The Company recorded dividends in net investment income from MMHLLC of $425 million through the year ended December 31, 2017, $430 million through the year ended December 31, 2016 and $500 million through the year ended December 31, 2015.

The Company contributed additional capital of $145 million to MMHLLC through the year ended December 31, 2017 and $889 million through the year ended December 31, 2016. The 2016 capital contributions included the transfer of nine investments with book value of $670 million from the Company to MMHLLC. The contribution of the nine investments was recorded at book value, and accordingly, there was no gain or loss recognized.

On July 1, 2016, the Company’s purchase of MSI Financial Services (MSIFS) was accounted for under the statutory purchase method, classified as investments in common stocks – subsidiaries and affiliates at a cost of $126 million, which included the recognition of statutory goodwill of $38 million. In March 2017, the Company contributed MSIFS to MMHLLC at carrying value of $115 million, which excluded the remaining unamortized statutory goodwill of $35 million. The remaining unamortized statutory goodwill was transferred from the Company’s carrying value of MSIFS to its carrying value of MMHLLC. MSIFS was subsequently merged with MMHLLC’s other broker dealer, MML Investor Services LLC.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Subsidiaries of MMHLLC are involved in litigation and investigations arising in the ordinary course of their business, which seek compensatory damages, punitive damages and equitable remedies. Although the Company is not aware of any actions or allegations that reasonably could give rise to a material adverse impact to the Company’s financial position or liquidity, the outcome of litigation cannot be foreseen with certainty. It is the opinion of management that the ultimate resolution of these matters will not materially impact the Company’s financial position or liquidity. However, the outcome of a particular proceeding may be material to the Company’s Statutory Statements of Changes in Surplus for a particular period depending upon, among other factors, the size of the loss and the level of the Company’s changes in surplus for the period.

Summarized below is certain U.S. GAAP financial information for MMI. This information prior to October 1, 2016 was also included in the operations of MMHLLC:

	As of and for the Years Ended December 31,
	2017	2016	2015

	(In Billions)

Total revenue	$3.3	$4.8	$4.5
Net income	-	0.6	0.4
Assets	32.7	30.8	26.2
Liabilities	29.6	27.7	24.0
Member’s equity	3.1	3.1	2.2

The current fair value of MMI remains greater than its statutory carrying value.

In August 2017, MMI, a wholly-owned subsidiary of the Company, entered into an agreement to sell MassMutual Asia Limited (MM Asia), a wholly-owned Hong Kong based life insurance and wealth management subsidiary. The sale is expected to close in 2018, subject to regulatory approval and customary closing conditions. Under the terms of the agreement, MMI will receive consideration of approximately $1.7 billion in cash and stock, and MM Asia’s $182 million investment in MassMutual Life Insurance Company (MM Japan). The stock is from an entity that is expected to own 60% of MM Asia. On the transaction date, the agreement also requires MM Asia to have a Solvency Margin Ratio (SMR) at a certain level. This may require additional capital from MMI in order to meet this capital level. In the third quarter of 2017, MMI classified MM Asia as held for sale. Accordingly, the expected gain on disposal will be realized when the sale is finalized.

The Company does not rely on dividends from its subsidiaries to meet its operating cash flow requirements. For the domestic life insurance subsidiaries, substantially all of their statutory shareholder’s equity of $1,547 million as of December 31, 2017 was subject to dividend restrictions imposed by the State of Connecticut.

For further information on related party transactions with subsidiaries and affiliates, see Note 17. “Related party transactions”.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Common stocks - unaffiliated

The adjusted cost basis and carrying value of unaffiliated common stocks were as follows:

	December 31,
	2017	2016

	(In Millions)

Adjusted cost basis	$1,030	$1,038
Gross unrealized gains	223	167
Gross unrealized losses	(42)	(85)

Carrying value	$1,212	$1,120

As of December 31, 2017, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $253 million in 172 issuers, $146 million of which were in an unrealized loss position for more than 12 months. As of December 31, 2016, investments in unaffiliated common stocks in an unrealized loss position included holdings with a fair value of $280 million in 153 issuers, $186 million of which were in an unrealized loss position for more than 12 months. Based upon the Company’s impairment review process discussed in Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” the decline in value of these securities was not considered to be other than temporary as of December 31, 2017 or 2016.

The Company held common stocks, for which the transfer of ownership was restricted by contractual requirements, with carrying values of $275 million as of December 31, 2017 and $244 million as of December 31, 2016.

e.	Mortgage loans

Mortgage loans comprised commercial mortgage loans and residential mortgage loans. The Company’s commercial mortgage loans primarily finance various types of real estate properties throughout the U.S., the United Kingdom and Canada. The Company holds commercial mortgage loans for which it is the primary lender or a participant or co-lender in a mortgage loan agreement and mezzanine loans that are subordinate to senior secured first liens. The Company’s loan agreements with the senior lender contain negotiated provisions that are designed to maximize the Company’s influence with the objective of mitigating the Company’s risks as the secondary lender for mezzanine loans. Commercial mortgage loans have varying risk characteristics including, among others, the borrower’s liquidity, the underlying percentage of completion of a project, the returns generated by the collateral, the refinance risk associated with maturity of the loan and deteriorating collateral value.

Residential mortgage loans are primarily seasoned pools of homogeneous residential mortgage loans substantially backed by Federal Housing Administration (FHA) and Veterans Administration (VA) guarantees. As of December 31, 2017 and 2016, the Company did not have any direct subprime exposure through the purchases of unsecuritized whole-loan pools.

Geographical concentration is considered prior to the purchase of mortgage loans and residential mortgage loan pools. The mortgage loan portfolio is diverse with no significant collateral concentrations in any particular geographic region as of December 31, 2017 or 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The carrying value and fair value of the Company’s mortgage loans were as follows:

	December 31,
	2017		2016

	Carrying Value	Fair Value	Carrying Value	Fair Value

	(In Millions)

Commercial mortgage loans:
Primary lender	$20,729	$21,253	$19,122	$19,588
Mezzanine loans	48	48	71	72

Total commercial mortgage loans	20,777	21,301	19,193	19,660

Residential mortgage loans:
FHA insured and VA guaranteed	1,799	1,756	1,763	1,723
Other residential loans	4	4	5	5

Total residential mortgage loans	1,803	1,760	1,768	1,728

Total mortgage loans	$22,580	$23,061	$20,961	$21,388

As of December 31, 2017, scheduled commercial mortgage loan maturities were as follows (in millions):

2018	$373
2019	921
2020	1,509
2021	1,655
2022	1,114
Thereafter	15,205

Commercial mortgage loans	20,777
Residential mortgage loans	1,803

Total	$22,580

The Company uses an internal rating system as its primary method of monitoring credit quality. The following illustrates the Company’s mortgage loan portfolio rating, translated into the equivalent rating agency designation:

	December 31, 2017

	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)

Commercial mortgage loans:
Primary lender	$11,498	$8,567	$468	$196	$-	$20,729
Mezzanine loans	-	-	48	-	-	48

Total commercial mortgage loans	11,498	8,567	516	196	-	20,777

Residential mortgage loans:
FHA insured and VA guaranteed	1,799	-	-	-	-	1,799
Other residential loans	4	-	-	-	-	4

Total residential mortgage loans	1,803	-	-	-	-	1,803

Total mortgage loans	$13,301	$8,567	$516	$196	$-	$22,580

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016
	AAA/AA/A	BBB	BB	B	CCC and Lower	Total

	(In Millions)
Commercial mortgage loans:
Primary lender	$10,632	$7,683	$647	$144	$16	$19,122
Mezzanine loans	-	17	54	-	-	71

Total commercial mortgage loans	10,632	7,700	701	144	16	19,193

Residential mortgage loans:
FHA insured and VA guaranteed	1,763	-	-	-	-	1,763
Other residential loans	5	-	-	-	-	5

Total residential mortgage loans	1,768	-	-	-	-	1,768

Total mortgage loans	$12,400	$7,700	$701	$144	$16	$20,961

The loan-to-value ratios by property type of the Company’s commercial mortgage loans were as follows:

	December 31, 2017

	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)

Office	$6,409	$-	$-	$6,409	31%
Apartments	5,415	-	-	5,415	26
Industrial and other	3,619	-	-	3,619	18
Hotels	2,778	-	-	2,778	13
Retail	2,519	37	-	2,556	12

Total	$20,740	$37	$-	$20,777	100%

	December 31, 2016
	Less Than 81%	81% to 95%	Above 95%	Total	% of Total

	($ In Millions)
Office	$6,125	$-	$16	$6,141	32%
Apartments	5,045	-	-	5,045	26
Industrial and other	3,109	-	-	3,109	16
Hotels	2,597	-	-	2,597	14
Retail	2,274	27	-	2,301	12

Total	$19,150	$27	$16	$19,193	100%

The maximum percentage of any one commercial mortgage loan to the estimated value of secured collateral at the time the loan was originated, exclusive of mezzanine, insured, guaranteed or purchase money mortgages, was 81.6% as of December 31, 2017 and 2016. The maximum percentage of any one mezzanine loan to the estimated value of secured collateral at the time the loan was originated was 61.3% as of December 31, 2017 and 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The geographic distribution of commercial mortgage loans was as follows:

	December 31, 2017

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,917	49%
New York	2,161	49%
Illinois	1,953	49%
United Kingdom	1,554	48%
Texas	1,462	55%
Washington	1,329	47%
District of Columbia	1,235	55%
All other	6,166	52%

Total commercial mortgage loans	$20,777	50%

All other consists of 27 jurisdictions, with no individual exposure exceeding $1,047 million.

	December 31, 2016

	Carrying Value	Average Loan-to-Value Ratio

	($ In Millions)

California	$4,977	51%
New York	2,088	49%
Illinois	2,074	50%
Texas	1,558	54%
Massachusetts	1,190	50%
United Kingdom	982	51%
Washington	957	46%
All other	5,367	53%

Total commercial mortgage loans	$19,193	51%

All other consists of 28 jurisdictions, with no individual exposure exceeding $837 million.

Interest rates, including fixed and variable, on the Company’s portfolio of mortgage loans were:

December 31,
	2017			2016

	Low	High	Weighted Average	Low	High	Weighted Average

Commercial mortgage loans	3.1%	12.3%	4.2%	3.1%	12.3%	4.3%
Residential mortgage loans	2.8%	11.4%	4.7%	2.5%	11.4%	4.9%
Mezzanine mortgage loans	10.4%	12.0%	11.4%	9.6%	12.0%	10.9%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Interest rates, including fixed and variable, on new mortgage loans were:

	Years Ended December 31,
	2017			2016
	Low	High	Weighted Average	Low	High	Weighted Average
Commercial mortgage loans	3.3%	9.8%	4.1%	3.2%	6.0%	3.8%
Residential mortgage loans	3.6%	4.6%	4.2%	4.1%	4.4%	4.2%
Mezzanine mortgage loans	-%	-%	-%	9.6%	9.6%	9.6%

As of December 31, 2017, the Company had no impaired mortgage loans with or without a valuation allowance, including mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction.

	December 31, 2016
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With allowance recorded:
Commercial mortgage loans:
Primary lender	$16	$17	$23	$(3)	$1

With no allowance recorded:
Commercial mortgage loans:
Primary lender	6	9	13	-	-
Total impaired commercial mortgage loans	$22	$26	$36	$(3)	$1

The Company did not hold any impaired mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction as of December 31, 2016.

	December 31, 2015
	Carrying Value	Average Carrying Value	Unpaid Principal Balance	Valuation Allowance	Interest Income
	(In Millions)
With no allowance recorded:
Commercial mortgage loans:
Primary lender	$28	$31	$33	$-	$2

The Company did not hold any impaired mortgage loans subject to a participant or co-lender mortgage loan agreement with a unilateral mortgage loan foreclosure restriction as of December 31, 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents changes in the valuation allowance recorded for the Company’s commercial mortgage loans:

	Years Ended December 31,
	2017	2016	2015
	Primary Lender
	(In Millions)
Beginning balance	$(3)	$-	$-
Additions	-	(8)	(5)
Decreases	3	-	-
Write-downs	-	5	5

Ending balance	$-	$(3)	$-

The Company did not hold any restructured mortgage loans, mortgage loans with principal or interest past due, or mortgage loans with suspended interest accruals as of December 31, 2017 or 2016. The carrying value of commercial mortgage loans subject to a participant or co-lender mortgage loan agreement was $671 million as of December 31, 2017 and $623 million as of December 31, 2016.

f.	Real estate

The carrying value of real estate was as follows:

	December 31,
	2017	2016
	(In Millions)
Held for the production of income	$1,873	$2,549
Accumulated depreciation	(654)	(1,101)
Encumbrances	(611)	(710)

Held for the production of income, net	608	738

Held for sale	105	81

Occupied by the Company	344	343
Accumulated depreciation	(200)	(185)

Occupied by the Company, net	144	158

Total real estate	$857	$977

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g.	Partnerships and limited liability companies

The carrying value of partnership and LLC holdings by annual statement category were:

	December 31,
	2017	2016
	(In Millions)
Joint venture interests:
Common stocks	$4,188	$4,282
Real estate	1,531	1,203
Fixed maturities/preferred stock	870	743
Other	302	271
LIHTCs	330	325
Mortgage loans	211	169
Surplus notes	246	194

Total	$7,678	$7,187

The Company’s unexpired tax credits expire within a range of less than 1 year to 13 years.

The Company recorded tax credits on these investments of $49 million and $41 million for 2017 and 2016. The minimum holding period required for the Company’s LIHTC investments extends from 1 year to 15 years.

For determining impairments for LIHTC investments, the Company uses the present value of all future benefits, the majority of which are tax credits, discounted at a risk-free rate ranging from 1.8% for future benefits of two years to 2.4% for future benefits of ten or more years, and compares the result to its current carry value. The Tax Cuts and Jobs Act, enacted into law on December 22, 2017, reduced the statutory federal tax rate from 35% to 21%, effective January 1, 2018. Due to this law change, impairments of $2 million to LIHTC investments were recorded for the year ended December 31. 2017. Impairments were less than $1 million for the year ended December 31, 2016.

There were no write-downs or reclassifications of LIHTC partnerships made during the years ended December 31, 2017 or December 31, 2016, due to forfeiture or ineligibility of tax credits or similar issues. In addition, there are no LIHTC properties currently subject to regulatory review for the years ended December 31, 2017 or 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

h.	Derivatives

The Company uses derivative financial instruments in the normal course of business to manage risks, primarily to reduce currency, interest rate and duration imbalances determined in asset/liability analyses. The Company also uses a combination of derivatives and fixed income investments to create synthetic investments. These synthetic investments are created when they are economically more attractive than the actual instrument or when similar instruments are unavailable. Synthetic investments are created either to hedge and reduce the Company’s credit and foreign currency exposure or to create an investment in a particular asset. The Company held synthetic investments with a notional amount of $13,137 million as of December 31, 2017 and $12,083 million as of December 31, 2016. These notional amounts included replicated asset transaction values of $11,517 million as of December 31, 2017 and $10,739 million as of December 31, 2016, as defined under statutory accounting practices as the result of pairing of a long derivative contract with cash instruments.
The Company’s derivative strategy employs a variety of derivative financial instruments, including: interest rate, currency, equity, bond, and credit default swaps; options; forward contracts and financial futures. Investment risk is assessed on a portfolio basis and individual derivative financial instruments are not generally designated in hedging relationships; therefore, as allowed by statutory accounting practices, the Company intentionally has not applied hedge accounting.

Interest rate swaps are primarily used to more closely match the cash flows of assets and liabilities. Interest rate swaps are also used to mitigate changes in the value of assets anticipated to be purchased and other anticipated transactions and commitments. The Company uses currency swaps for the purpose of managing currency exchange risks in its assets and liabilities.

The Company does not sell credit default swaps as a participant in the credit insurance market. The Company does, however, use credit default swaps as part of its investment management process. The Company buys credit default swaps as an efficient means to reduce credit exposure to particular issuers or sectors in the Company’s investment portfolio. The Company sells credit default swaps in order to create synthetic investment positions that enhance the return on its investment portfolio by providing comparable exposure to fixed income securities that might not be available in the primary market.

Options grant the purchaser the right to buy or sell a security or enter a derivative transaction at a stated price within a stated period. The Company’s option contracts have terms of up to 15 years. A swaption is an option to enter an interest rate swap to either receive or pay a fixed rate at a future date. The Company purchases these options for the purpose of managing interest rate risks in its assets and liabilities.

The Company adopted a clearly defined hedging strategy (CDHS) to enable the Company to incorporate currently held hedges in risk-based capital (RBC) calculations. The CDHS is used to significantly mitigate the impact that movements in capital markets have on the liabilities associated with annuity guarantees. The hedge portfolio consists mainly of interest rate swaps, equity swaps, interest rate swaptions and equity futures, and provides protection in the stress scenarios under which RBC is calculated. The hedge portfolio has offsetting impacts relative to the total asset requirement for RBC and surplus for GMDB and VAGLB.

The Company utilizes certain other agreements including forward contracts and financial futures. Currency forwards are contracts in which the Company agrees with other parties to exchange specified amounts of identified currencies at a specified future date. Typically, the exchange rate is agreed upon at the time of the contract. In addition, the Company also uses “to be announced” forward contracts (TBAs) to hedge interest rate risk and participate in the mortgage-backed securities market in an efficient and cost effective way. Typically, the price is agreed upon at contract inception and payment is made at a specified future date. The Company usually does not purchase TBAs with settlement by the first possible delivery date and thus, accounts for these TBAs as derivatives. TBAs that settle on the first possible delivery date are accounted for as bonds. The Company’s futures contracts are exchange traded and have credit risk. Margin requirements are met with the deposit of securities. Futures contracts are generally settled with offsetting transactions. Forward contracts and financial futures are used by the Company to reduce exposures to various risks including interest rates and currency rates.

The Company’s principal derivative exposures to market risk are interest rate risk, which includes inflation and

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

credit risk. Interest rate risk pertains to the change in fair value of the derivative instruments as a result of changes in market interest rates. The Company is exposed to credit-related losses in the event of nonperformance by counterparties to derivative financial instruments. The Company regularly monitors counterparty credit ratings, derivative positions, valuations and the value of collateral posted to ensure counterparties are credit-worthy and the concentration of exposure is minimized, and monitors its derivative credit exposure as part of its overall risk management program.

The Company enters derivative transactions through bilateral derivative agreements with counterparties, or through over the counter cleared derivatives with a counterparty and the use of a clearinghouse. To minimize credit risk for bilateral transactions, the Company and its counterparties generally enter into master netting agreements based on agreed upon requirements that outline the framework for how collateral is to be posted in the amount owed under each transaction, subject to certain minimums. For over the counter cleared derivative transactions between the Company and a counterparty, the parties enter into a series of master netting and other agreements that govern, among other things, clearing and collateral requirements. These transactions are cleared through a clearinghouse and each derivative counterparty is only exposed to the default risk of the clearinghouse. Certain interest rate swaps and credit default swaps are considered cleared transactions. These cleared transactions require initial and daily variation margin collateral postings. These agreements allow for contracts in a positive position, in which amounts are due to the Company, to be offset by contracts in a negative position. This right of offset, combined with collateral obtained from counterparties, reduces the Company’s credit exposure.

Net collateral pledged by the counterparties was $2,493 million as of December 31, 2017 and $3,274 million as of December 31, 2016. In the event of default, the full market value exposure at risk in a net gain position, net of offsets and collateral, was $115 million as of December 31, 2017 and $250 million as of December 31, 2016. The statutory net amount at risk, defined as net collateral pledged and statement values excluding accrued interest, was $595 million as of December 31, 2017 and $747 million as of December 31, 2016.

The Company had the right to rehypothecate or repledge securities totaling $635 million of the $2,493 million as of December 31, 2017 and $998 million of the $3,274 million as of December 31, 2016 of net collateral pledged by counterparties. There were no securities rehypothecated to other counterparties as of December 31, 2017 or December 31, 2016.

The following summarizes the carrying values and notional amounts of the Company’s derivative financial instruments:

	December 31, 2017
	Assets		Liabilities
	Carrying Value	Notional Amount	Carrying Value	Notional Amount
	(In Millions)
Interest rate swaps	$7,684	$77,193	$5,314	$86,754
Options	745	10,562	7	420
Currency swaps	386	4,308	569	6,405
Forward contracts	13	1,384	88	6,723
Credit default swaps	29	1,503	1	64
Financial futures	-	3,288	-	-

Total	$8,857	$98,238	$5,979	$100,366

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016

	Assets		Liabilities

	Carrying Value	Notional Amount	Carrying Value	Notional Amount

	(In Millions)

Interest rate swaps	$8,084	$71,560	$5,915	$86,362
Options	653	6,677	6	5
Currency swaps	937	6,834	36	1,068
Forward contracts	51	3,320	56	2,817
Credit default swaps	38	2,435	1	207
Financial futures	-	3,196	-	-

Total	$9,763	$94,022	$6,014	$90,459

The average fair value of outstanding derivative assets was $9,271 million for the year ended December 31, 2017 and $12,715 million for the year ended December 31, 2016. The average fair value of outstanding derivative liabilities was $5,957 million for the year ended December 31, 2017 and $8,899 million for the year ended December 31, 2016.

The following summarizes the notional amounts of the Company’s credit default swaps by contractual maturity:

	December 31,
	2017	2016

	(In Millions)

Due in one year or less	$-	$198
Due after one year through five years	1,567	2,444

Total	$1,567	$2,642

The following presents the Company’s gross notional interest rate swap positions:

	December 31,
	2017	2016

	(In Millions)

Open interest rate swaps in a fixed pay position	$80,472	$78,472
Open interest rate swaps in a fixed receive position	81,676	78,001
Other interest related swaps	1,799	1,449

Total interest rate swaps	$163,947	$157,922

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following summarizes the Company’s net realized gains (losses) on closed contracts and change in net unrealized gains (losses) related to market fluctuations on open contracts by derivative type:

	Year Ended December 31, 2017
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (224)	$ 202
Currency swaps	94	(1,081)
Options	(172)	(151)
Credit default swaps	23	-
Forward contracts	(147)	(72)
Financial futures	112	-

Total	$ (314)	$ (1,102)

	Year Ended December 31, 2016
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (2)	$ (65)
Currency swaps	24	368
Options	(131)	(13)
Credit default swaps	16	2
Forward contracts	303	(46)
Financial futures	(217)	-

Total	$ (7)	$ 246

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	Year Ended December 31, 2015
	Net Realized Gains (Losses) on Closed Contracts	Change In Net Unrealized Gains (Losses) on Open Contracts

	(In Millions)

Interest rate swaps	$ (187)	$ (93)
Currency swaps	21	343
Options	(99)	2
Credit default swaps	9	(1)
Forward contracts	249	(24)
Financial futures	(57)	-

Total	$ (64)	$ 227

The following summarizes gross and net information of derivative assets and liabilities, along with collateral posted in connection with master netting agreements:

	December 31, 2017			December 31, 2016

	Derivative Assets	Derivative Liabilities	Net	Derivative Assets	Derivative Liabilities	Net

	(In Millions)

Gross	$8,857	$5,979	$2,878	$9,763	$6,014	$3,749
Due and accrued	867	1,781	(914)	842	1,626	(784)
Gross amounts offset	(6,936)	(6,936)	-	(6,873)	(6,873)	-

Net asset	2,788	824	1,964	3,732	767	2,965
Collateral posted	(3,296)	(803)	(2,493)	(3,803)	(529)	(3,274)

Net	$(508)	$21	$(529)	$(71)	$238	$(309)

i.	Repurchase agreements

The Company had repurchase agreements with carrying values of $4,204 million as of December 31, 2017 and $4,729 million as of December 31, 2016. As of December 31, 2017, the maturities of these agreements ranged from January 3, 2018 through March 6, 2018 and the interest rates ranged from 1.4% to 1.5%. The outstanding amounts were collateralized by cash and bonds with a carrying value of $4,221 million as of December 31, 2017 and $4,736 million as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

j.	Net investment income

Net investment income, including IMR amortization, comprised the following:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Bonds	$3,712	$3,583	$3,439
Preferred stocks	17	24	27
Common stocks - subsidiaries and affiliates	436	431	511
Common stocks - unaffiliated	39	59	48
Mortgage loans	928	1,009	976
Policy loans	797	757	709
Real estate	159	174	169
Partnerships and LLCs	658	460	639
Derivatives	305	343	292
Cash, cash equivalents and short-term investments	42	33	14
Other	2	-	13

Subtotal investment income	7,095	6,873	6,837
Amortization of the IMR	113	135	140
Investment expenses	(666)	(674)	(590)

Net investment income	$6,542	$6,334	$6,387

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

k.	Net realized capital (losses) gains

Net realized capital losses, which include OTTI and are net of deferral to the IMR, comprised the following:

	Years Ended December, 31
	2017	2016	2015

	(In Millions)

Bonds	$(102)	$(248)	$(66)
Preferred stocks	(6)	9	2
Common stocks - subsidiaries and affiliates	27	11	64
Common stocks - unaffiliated	(9)	(60)	(8)
Mortgage loans	(27)	(14)	(8)
Real estate	68	14	50
Partnerships and LLCs	(87)	(94)	(97)
Derivatives	(314)	(7)	(64)
Other	(135)	(4)	216

Net realized capital (losses) before federal and state taxes and deferral to the IMR	(585)	(393)	89
Net federal and state tax benefit	175	40	(151)

Net realized capital (losses) before deferral to the IMR	(410)	(353)	(62)
Net after tax (gains) losses deferred to the IMR	(12)	145	121

Net realized capital (losses)	$(422)	$(208)	$59

As of December 31, 2017, IMR had an asset balance of $112 million which was nonadmitted. The IMR liability balance was $5 million as of December 31, 2016 and was included in other liabilities on the Statutory Statements of Financial Position. Refer to Note 2y. “Interest maintenance reserve” for information on the Company’s policy for IMR. Refer to Note 14. “Surplus notes” for information on the other realized capital loss.

OTTI, included in the realized capital losses, consisted of the following:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Bonds	$(64)	$ (78)	$ (170)
Preferred stock	(6)	(1)	(11)
Common stocks	(62)	(11)	(14)
Mortgage loans	-	(7)	(5)
Partnerships and LLCs	(53)	(91)	(70)

Total OTTI	$(185)	$ (188)	$ (270)

The Company recognized OTTI of $7 million for the year ended December 31, 2017 and $6 million for the year ended December 31, 2016 on structured and loan-backed securities, which are included in bonds, primarily due to the present value of expected cash flows being less than the amortized cost.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company utilized internally-developed models to determine less than 1% of the $64 million of bond OTTI for the year ended December 31, 2017, 1% of the $78 million of bond OTTI for the year ended December 31, 2016, and 1% of the $170 million of bond OTTI for the year ended December 31, 2015. The remaining OTTI amounts were determined using external inputs such as publicly observable fair values and credit ratings. Refer to Note 2bb. “Realized capital gains (losses) including other-than-temporary impairments and unrealized capital gains (losses)” for more information on assumptions and inputs used in the Company’s OTTI models.

Refer to Note 21. “Impairment listing for loan-backed and structured securities” for a CUSIP level list of impaired structured securities where the present value of cash flows expected to be collected is less than the amortized cost basis.

6.	Federal income taxes

On December 22, 2017, the president signed into law H.R. 1/Public Law 115-97, commonly known as the Tax Cuts and Jobs Act (the Act). The Act contains several key provisions that have significant financial statement effects. These provisions required the remeasurement of deferred tax assets and liabilities, imposed a tax liability for mandatory deemed repatriation of previously untaxed foreign earnings, changed the method for computing deductions for life insurance reserves, introduced new taxes on foreign subsidiaries, and modified the provision for expensing of certain capital costs.

The Act required the remeasurement of deferred taxes, as it reduces the corporate tax rate to 21 percent, effective January 1, 2018. Accordingly, the Company remeasured its net admitted deferred taxes as of the enactment date and recognized a decrease in surplus of $507 million. Of the $507 million net decrease, $919 million was reflected in the change in other deferred income taxes, $27 million was reflected in the change in net unrealized foreign exchange capital gains (losses), offset by increases of $439 million reflected in the change in net unrealized capital gains (losses).

Under the Act, a company is required to establish a liability for taxes due on mandatory deemed repatriation of previously untaxed foreign earnings. A company is deemed to have repatriated foreign earnings accumulated and deferred under prior tax law. Companies can no longer indefinitely defer the tax on those accumulated earnings, but may elect to pay the deemed repatriation tax over eight years. Mandatory deemed repatriation for a controlled foreign corporation (CFC) with the same year end as the US taxpayer creates a current tax liability. The Company recorded a provisional tax benefit of $3 million in the statements of operations. Provisional amounts have not been provided for specified foreign corporation investments under the Act for which a reasonable estimate of the tax effects could not be determined. The Company is in the process of obtaining the information needed to complete the calculation of the deemed repatriation tax liability. The Company will update the provisional amounts as it obtains additional information throughout the measurement period, but no later than December 2018.

The Act revised the computation of life insurance tax reserves to be the greater of the net surrender value of a contract and 92.81 percent of statutory reserves. The revised reserve computation is effective for taxable years beginning after December 31, 2017. A transition rule requires life insurers to spread the difference between the prior year end reserves computed on the old basis and those computed on the new basis over eight years as either income or a deduction. The Company has recorded an estimated provision for this change by recognizing a net $487 million increase in its deferred tax asset, offset by a corresponding increase in its deferred tax liability that will reverse over the eight year transition period. The Company is in the process of modifying its tax reserve systems to incorporate the new method. The Company will update the provisional amount when it completes its system modifications during the measurement period, but no later than December 2018.

The Act introduces a new tax on global intangible low-taxed income (GILTI). Generally, a CFC may incur a GILTI tax if its income exceeds a prescribed return on its business property. Recently issued accounting guidance does not require companies to recognize deferred taxes on the potential future impact of the GILTI provision. In accordance with this guidance, the Company’s policy will be to recognize the tax impact in the period in which it is incurred.

The Act introduces full expensing as the principal capital cost recovery regime, increasing the current first-year “bonus” depreciation deduction from 50 percent to 100 percent on a temporary basis of the cost of qualified plant and equipment acquired and placed in service after September 27, 2017 and before January 1, 2023. This expensing

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

regime goes further than current law bonus depreciation by applying to both new and used property. The 100 percent bonus depreciation rule applies through 2022, then phases down 20 percent annually through 2026. For qualified property acquired before September 27, 2017, the applicable bonus percentage is 50 percent if placed in service before January 1, 2018, 40 percent if placed in service in 2018, 30 percent if placed in service in 2019, and 0 percent thereafter. The Company recorded a provisional current tax benefit of $22 million for qualified property acquired and placed in service after September 27, 2017, offset by a corresponding deferred tax liability that will reverse over the useful life of the qualified property. The Company will update the provisional amount when it completes its analysis during the measurement period, but no later than December 2018.

The Company provides for DTAs in accordance with statutory accounting practices and has met the required threshold to utilize the three-year reversal period and 15% of surplus limitation.

The net DTA or deferred tax liability (DTL) recognized in the Company’s assets, liabilities and surplus is as follows:

	December 31, 2017
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$2,479	$154	$2,633
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	2,479	154	2,633
DTAs nonadmitted	-	-	-

Subtotal net admitted DTA	2,479	154	2,633
Total gross DTLs	(1,637)	(235)	(1,872)

Net admitted DTA(L)	$842	$(81)	$761

	December 31, 2016
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$3,252	$617	$3,869
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	3,252	617	3,869
DTAs nonadmitted	(44)	-	(44)

Subtotal net admitted DTA	3,208	617	3,825
Total gross DTLs	(1,669)	(550)	(2,219)

Net admitted DTA(L)	$1,539	$67	$1,606

	Change
	Ordinary	Capital	Total

	(In Millions)
Gross DTAs	$(773)	$(463)	$(1,236)
Statutory valuation allowance adjustment	-	-	-

Adjusted gross DTAs	(773)	(463)	(1,236)
DTAs nonadmitted	44	-	44

Subtotal net admitted DTA	(729)	(463)	(1,192)
Total gross DTLs	32	315	347

Net admitted DTA(L)	$(697)	$(148)	$(845)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The amount of adjusted gross DTA admitted under each component of the guidance and the resulting change by tax character are as follows:

	December 31, 2017
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$-	$67	$67
Remaining adjusted gross DTAs expected to be realized within 3 years (lesser of 1 or 2):
1. Adjusted gross DTA to be realized	880	-	880
2. Adjusted gross DTA allowed per limitation threshold	2,202	-	2,202

Lesser of lines 1 or 2	880	-	880
Adjusted gross DTAs offset by existing DTLs	1,599	87	1,686

Total admitted DTA realized within 3 years	$2,479	$154	$2,633

	December 31, 2016
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$486	$131	$617
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	989	-	989
2. Adjusted gross DTA allowed per limitation threshold	2,071	-	2,071

Lesser of lines 1 or 2	989	-	989
Adjusted gross DTAs offset by existing DTLs	1,733	486	2,219

Total admitted DTA realized within 3 years	$3,208	$617	$3,825

	Change
	Ordinary	Capital	Total

	(In Millions)
Admitted DTA 3 years:
Federal income taxes that can be recovered	$(486)	$(64)	$(550)
Remaining adjusted gross DTAs expected to be realized within 3 years
1. Adjusted gross DTA to be realized	(109)	-	(109)
2. Adjusted gross DTA allowed per limitation threshold	131	-	131

Lesser of lines 1 or 2	(109)	-	(109)
Adjusted gross DTAs offset by existing DTLs	(134)	(399)	(533)

Total admitted DTA realized within 3 years	$(729)	$(463)	$(1,192)

Effective January 1, 2018, the Act eliminates the ability to carryback net operating losses, therefore the amount of adjusted gross DTA admitted based on recoverable federal taxes is limited only to capital DTAs.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s total realization threshold limitations are as follows:

	December 31,
	2017	2016

	($ In Millions)

Ratio percentage used to determine recovery period and threshold limitation	867%	869%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation above	$14,933	$13,808

The ultimate realization of DTAs depends on the generation of future taxable income during the periods in which the temporary differences are deductible. Management considers the scheduled reversal of DTLs, including the impact of available carryback and carryforward periods, projected taxable income and tax-planning strategies in making this assessment. The impact of tax-planning strategies is as follows:

December 31, 2017
	Ordinary	Capital	Total
(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	57%	- %	57%

December 31, 2016
	Ordinary	Capital	Total
(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	67%	100%	69%

Change
	Ordinary	Capital	Total
(Percent)
Impact of tax-planning strategies:
Adjusted gross DTAs
(% of total adjusted gross DTAs)	- %	- %	- %

Net admitted adjusted gross DTAs
(% of total net admitted adjusted gross DTAs)	(10)%	(100)%	(12)%

There are no reinsurance strategies included in the Company’s tax-planning strategies.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The provision for current tax expense on earnings is as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Federal income tax benefit on operating earnings	$(300)	$(333)	$(159)
Foreign income tax expense on operating earnings	2	7	6

Total federal and foreign income tax benefit before impact of change in enacted legislation	(298)	(326)	(153)
Impact of change in enacted tax legislation on operating earnings	(22)	-	-

Total federal and foreign income tax benefit on operating earnings	(320)	(326)	(153)
Federal income tax (benefit) expense on net realized capital gains (losses) before impact of change in enacted legislation	(178)	(40)	151
Impact of change in enacted tax legislation on net realized capital gains (losses)	3	-	-

Total federal and foreign income tax benefit	$(495)	$(366)	$(2)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The tax effects of temporary differences that give rise to significant portions of the DTAs and DTLs are as follows:

	December 31,
	2017	2016	Change

	(In Millions)

DTAs:
Ordinary
Reserve items	$1,059	$980	$79
Policy acquisition costs	459	700	(241)
Nonadmitted assets	293	555	(262)
Pension and compensation related items	191	291	(100)
Policyholders’ dividends	189	342	(153)
Investment items	150	183	(33)
Expense items	45	45	-
Unrealized investment losses	3	1	2
Other	90	155	(65)

Total ordinary DTAs	2,479	3,252	(773)
Nonadmitted DTAs	-	(44)	44

Admitted ordinary DTAs	2,479	3,208	(729)

Capital
Unrealized investment losses	111	431	(320)
Investment items	43	186	(143)

Total capital DTAs	154	617	(463)

Admitted capital DTAs	154	617	(463)

Admitted DTAs	2,633	3,825	(1,192)

DTLs:
Ordinary
Reserve items	528	76	452
Unrealized investment gains	498	759	(261)
Deferred and uncollected premium	212	319	(107)
Pension items	180	255	(75)
Reserve for audits and settlements	-	74	(74)
Investment Items	46	21	25
Other	173	165	8

Total ordinary DTLs	1,637	1,669	(32)

Capital
Unrealized investment gains	235	479	(244)
Investment items	-	71	(71)

Total capital DTLs	235	550	(315)

Total DTLs	1,872	2,219	(347)

Net admitted DTA	$761	$1,606	$(845)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The change in net deferred income taxes comprised the following:

		Years Ended December 31,
		2017	2016	2015

		(In Millions)

Net DTA(L)		$(889)	$352	$340
Less:	Items not recorded in the change in net deferred income taxes:
	Tax-effect of unrealized gains/(losses)	(188)	(59)	(109)
	Tax-effect of changes from acquisitions/transfers	(7)	(46)	-

	Change in net deferred income taxes	$(1,084)	$247	$231

The change in net deferred income taxes includes a decrease of $507 million due to the remeasurement of net DTA(L), of which an increase of $412 million is reflected in the change in unrealized gains/(losses).

As of December 31, 2017, the Company had no net operating or capital loss carryforwards to include in deferred income taxes. The Company has no tax credit carryforwards included in deferred taxes.

The components of federal and foreign income tax are recorded in the Statutory Statements of Operations and the Statutory Statements of Changes in Surplus and are different from those which would be obtained by applying the prevailing federal income tax rate to net gain from operations before federal income taxes. The significant items causing this difference are as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Provision computed at statutory rate of 35%	$(151)	$(184)	$101
Corporate rate reduction	919	-	-
Change in reserve valuation basis	15	26	23
Expense items	6	16	25
Foreign governmental income taxes	2	6	4
Investment items	(250)	(322)	(325)
Nonadmitted assets	67	(99)	(6)
Tax credits	(51)	(48)	(52)
Other impacts of tax reform	4	-	-
Other	28	(8)	(3)

Total statutory income tax expense (benefit)	$589	$(613)	$(233)

Federal and foreign income tax benefit	$(495)	$(366)	$(2)
Change in net deferred income taxes	1,084	(247)	(231)

Total statutory income tax expense (benefit)	$589	$(613)	$(233)

The Company paid federal income taxes of $3 million in 2017, received refunds of $353 million in 2016 and paid $234 million in 2015.

The total income taxes incurred in the current and prior years that will be available for recoupment in the event of future net losses total nil related to December 31, 2017 and 2016, and totaled $135 million related to 2015.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company and its eligible U.S. subsidiaries are included in a consolidated U.S. federal income tax return. The Company and its subsidiaries and affiliates also file income tax returns in various states and foreign jurisdictions. The Company and its eligible subsidiaries and certain affiliates (the Parties) have executed and are subject to a written tax allocation agreement (the Agreement). The Agreement sets forth the manner in which the total combined federal income tax is allocated among the Parties. The Agreement provides the Company with the enforceable right to recoup federal income taxes paid in prior years in the event of future net capital losses, which it may incur. Further, the Agreement provides the Company with the enforceable right to utilize its net losses carried forward as an offset to future net income subject to federal income taxes.

Companies are generally required to disclose unrecognized tax benefits, which are the tax effect of positions taken on their tax returns that may be challenged by various taxing authorities, in order to provide users of financial statements more information regarding potential liabilities. The Company recognizes tax benefits and related reserves in accordance with existing statutory accounting practices for liabilities, contingencies and impairments of assets.

The following is a reconciliation of the beginning and ending liability for unrecognized tax benefits (in millions):

Balance, January 1, 2017	$146
Gross change related to positions taken in prior years	12
Gross change related to settlements	-
Gross change related to positions taken in current year	33
Gross change related to lapse of statutes of limitations	-

Balance, December 31, 2017	$191

Included in the liability for unrecognized tax benefits as of December 31, 2017, are $184 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. The liability for the unrecognized tax benefits as of December 31, 2017 includes $5 million of unrecognized tax benefits that, if recognized, would impact the Company’s effective tax rate.

The Company recognized an increase of $7 million in accrued interest related to the liability for unrecognized tax benefits as a component of the provision for income taxes. $6 million of the increase relates to the corporate tax rate reduction enacted as part of the Act in 2017. The amount of net interest recognized was $37 million as of December 31, 2017 and $24 million as of December 31, 2016. The Company has no accrued penalties related to the liability for unrecognized tax benefits. In the next year, the Company does not anticipate the total amount of uncertain tax positions to significantly increase or decrease.

The Internal Revenue Service (IRS) has completed its examination of the tax returns filed for the years 2013 and prior. The IRS commenced its exam of years 2014-2015 in September 2017. The adjustments resulting from these examinations are not expected to materially affect the position or liquidity of the Company.

The Company’s litigation with the federal government regarding the timing of the deduction for certain policyholder dividends for tax years 1995 through 1997 was successfully concluded in 2015. The favorable effect of the decision in the U.S. Court of Federal Claims was reflected in the Company’s financial statements in prior years.

As of December 31, 2017 and 2016, the Company did not recognize any protective deposits as admitted assets.

7.	Other than invested assets

a.	Corporate-owned life insurance

The Company holds corporate-owned life insurance issued by unaffiliated third party insurers to cover the lives of certain qualified senior employees. The primary purpose of the program is to offset future employee benefit expenses. The Company pays all premiums and is the beneficiary of these policies. The Company had recorded cash surrender values of these policies of $2,104 million as of December 31, 2017 and $1,981 million as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Deferred and uncollected life insurance premium

Deferred and uncollected life insurance premium, net of loading and reinsurance, are included in other than invested assets in the Company’s Statutory Statements of Financial Position. The following summarizes the deferred and uncollected life insurance premium on a gross basis, as well as, net of loading and reinsurance:

	December 31,
	2017		2016

	Gross	Net	Gross	Net

	(In Millions)

Ordinary new business	$151	$47	$135	$42
Ordinary renewal	751	798	695	728
Group life	10	10	9	9

Total	$912	$855	$839	$779

Deferred premium is the portion of the annual premium not earned at the reporting date. Loading on deferred premium is an amount obtained by subtracting the valuation net deferred premium from the gross deferred premium and generally includes allowances for acquisition costs and other expenses. Refer to Note 2r. “Policyholders’ reserves” for information on the Company’s accounting policies regarding gross premium and net premium.

Uncollected premium is gross premium net of reinsurance that is due and unpaid as of the reporting date, net of loading. Net premium is the amount used in the calculation of reserves. The change in deferred and uncollected life insurance premium is included in premium income. The change in loading is included as an expense and is not shown as a reduction to premium income.

Ordinary new business and ordinary renewal business consist of the basic amount of premium required on the underlying life insurance policies.

In certain instances, gross premium is less than net premium according to the standard valuation set by the Division and the Department. The gross premium is less than the net premium needed to establish the reserves because the statutory reserves must use standard conservative valuation mortality tables, while the gross premium calculated in pricing uses mortality tables that reflect both the Company’s experience and the transfer of mortality risk to reinsurers. The Company had life insurance in force of $31,952 million as of December 31, 2017 and $31,660 million as of December 31, 2016 for which gross premium was less than net premium.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

8.	Policyholders’ liabilities

a.	Policyholders’ reserves

The Company had life insurance in force of $621,740 million as of December 31, 2017 and $560,789 million as of December 31, 2016.

The following summarizes policyholders’ reserves, net of reinsurance, and the range of interest rates by type of product:

	December 31,
	2017				2016
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Individual life	$51,295	2.5%	-	6.0%	$47,789	2.5%	-	6.0%
Group life	16,486	2.5%	-	4.5%	18,449	2.5%	-	4.5%
Group annuities	24,718	2.3%	-	11.3%	23,729	2.3%	-	11.3%
Individual annuities	14,123	2.3%	-	11.8%	13,491	2.3%	-	11.8%
Individual universal and variable life	5,957	3.5%	-	6.0%	5,621	3.5%	-	6.0%
Disabled life claim reserves	1,852	3.5%	-	6.0%	1,896	3.5%	-	6.0%
Disability active life reserves	1,007	3.5%	-	6.0%	899	3.5%	-	6.0%
Other	326	2.5%	-	6.0%	312	2.5%	-	6.0%

Total	$115,764				$112,186

Individual life includes whole life and term insurance. Group life includes corporate-owned life insurance, BOLI, group universal life and group variable universal life products. Individual annuities include individual annuity contracts, supplementary contracts involving life contingencies and structured settlements. Group annuities include deferred annuities and single premium annuity contracts. Disabled life claim reserves include disability income and LTC contracts and cover the future payments of known claims. Disability active life reserves include disability income and LTC contracts issued. Other is comprised of disability life and accidental death insurance.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

b.	Liabilities for deposit-type contracts

The following summarizes liabilities for deposit-type contracts and the range of interest rates by type of product:

	December 31,
	2017				2016
	Amount	Interest Rates			Amount	Interest Rates
	($ In Millions)
Guaranteed interest contracts:
Note programs	$6,233	1.6%	-	6.2%	$4,710	1.6%	-	6.2%
Federal Home Loan Bank of Boston	1,054	1.4%	-	3.0%	1,103	1.4%	-	3.0%
Municipal contracts	761	1.3%	-	7.3%	831	0.9%	-	7.3%
Other	787	1.0%	-	9.7%	445	8.3%	-	9.7%
Supplementary contracts	834	0.3%	-	7.0%	808	0.3%	-	7.0%
Dividend accumulations	522	3.2%	-	4.0%	531	3.4%	-	4.1%
Other deposits	2,823	4.0%	-	8.0%	3,146	4.0%	-	8.0%

Total	$13,014				$11,574

Note programs

Funding agreements are investment contracts sold to domestic and international institutional investors. Funding agreement liabilities are equal to the account value and are established by contract deposits, increased by interest credited and decreased by contract coupon payments and maturities. Contract holders do not have the right to terminate the contract prior to the contractually stated maturity date. The Company may retire funding agreements prior to the contractually-stated maturity date by repurchasing the agreement in the market or, in some cases, by calling the agreement. If this occurs, the difference in value is an adjustment to interest credited to liabilities for deposit-type contracts in the Statutory Statements of Operations. Credited interest rates vary by contract and can be fixed or floating. Agreements do not have put provisions or ratings-based triggers. The liability of non-U.S. dollar denominated funding agreements may increase or decrease due to changes in foreign exchange rates. Currency swaps are employed to eliminate foreign exchange risk from all funding agreements issued to back non-U.S. dollar denominated notes.

Under the note programs, the Company creates special purpose entities (SPEs), which are investment vehicles or trusts, for the purpose of issuing medium-term notes to investors. Proceeds from the sale of the medium-term notes issued by these SPEs are used to purchase funding agreements from the Company. The payment terms of any particular series of notes are matched by the payment terms of the funding agreement securing the series. Notes were issued from the Company’s $2.0 billion European Medium-Term Note Program with approximately $118 million outstanding as of December 31, 2017. Notes are currently issued from the Company’s $17.0 billion Global Medium-Term Note Program.

Federal Home Loan Bank of Boston

The Company has funding agreements with Federal Home Loan Bank of Boston (FHLB Boston) in an investment spread strategy, consistent with its other funding agreements. These funding agreements are collateralized by securities with estimated fair values of $982 million as of December 31, 2017. The Company’s borrowing capacity with FHLB Boston is subject to the lower of the limitation on the pledge of collateral for a loan set forth by law or by the Company’s internal limit. The Company’s unused capacity was $946 million as of December 31, 2017. As a member of FHLB Boston, the Company held common stock of FHLB Boston with a statement value of $74 million as of December 31, 2017 and $75 million as of 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Municipal contracts

Municipal guaranteed investment contracts (municipal contracts) include contracts that contain terms with above market crediting rates. Liabilities for these contracts includes the municipal contracts’ account values, which are established by contract deposits, increased by interest credited (fixed or floating) and decreased by contract coupon payments, additional withdrawals, maturities and amortization of premium. Certain municipal contracts allow additional deposits, subject to restrictions, which are credited based on the rates in the contracts. Contracts have scheduled payment dates and amounts and interest is paid periodically. In addition, certain contracts allow additional withdrawals above and beyond the scheduled payments. These additional withdrawals have certain restrictions on the number per year, minimum dollar amount and are limited to the maximum contract balance. The majority of the municipal contracts allow early contract termination under certain conditions.

Certain municipal contracts contain make-whole provisions, which document the formula for full contract payout. Certain municipal contracts have ratings-based triggers that allow the trustee to declare the entire balance due and payable. Municipal contracts may also have terms that require the Company to post collateral to a third party based on the contract balance in the event of a downgrade in ratings below certain levels under certain circumstances. When the collateral is other than cash, the collateral value is required to be greater than the account balance. The collateral was $169 million as of December 31, 2017 and $176 million as of December 31, 2016. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various liability risks. By performing asset liability management and performing other risk management activities, the Company believes that these contract provisions do not create an undue level of operating risk to the Company.

Other deposits

Other deposits primarily consist of investment contracts assumed as part of the indemnity reinsurance agreement discussed in Note 9. “Reinsurance”. These contracts are used to fund retirement plans. Contract payments are not contingent upon the life of the retirement plan participant.

As of December 31, 2017, the Company’s GICs by expected maturity year were as follows (in millions):

2018	$959
2019	1,535
2020	1,407
2021	1,399
2022	1,017
Thereafter	2,518

Total	$8,835

Most GICs only mature on their contractual maturity date. Actual maturities for municipal contracts may differ from their contractual maturity dates, as these contracts permit early contract termination under certain conditions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Unpaid claims and claim expense reserves

The Company establishes unpaid claims and claim expense reserves to provide for the estimated costs of claims for individual disability and LTC policies. These reserves include estimates for both claims that have been reported and those that have been incurred but not reported, and include estimates of all future expenses associated with the processing and settling of these claims. This estimation process is primarily based on the assumption that experience is an appropriate indicator of future events and involves a variety of actuarial techniques that analyze experience, trends and other relevant factors. The amounts recorded for unpaid claims and claim expense reserves represent the Company’s best estimate based upon facts and actuarial guidelines. Accordingly, actual claim payouts may vary from these estimates.

The following summarizes the changes in disabled life and LTC unpaid claims and claim expense reserves:

	December 31,
	2017	2016

	(In Millions)

Claim reserves, beginning of year	$2,083	$2,051
Less: Reinsurance recoverables	163	150

Net claim reserves, beginning of year	1,920	1,901

Claims paid related to:
Current year	(12)	(13)
Prior years	(335)	(332)

Total claims paid	(347)	(345)

Incurred related to:
Current year’s incurred	223	237
Current year’s interest	3	3
Prior year’s incurred	(4)	43
Prior year’s interest	82	81

Total incurred	304	364

Net claim reserves, end of year	1,877	1,920
Reinsurance recoverables	192	163

Claim reserves, end of year	$2,069	$2,083

The changes in reserves for incurred claims related to prior years are generally the result of recent loss development trends. The $4 million decrease in the prior years’ incurred claims for 2017 and the $43 million increase in the prior years’ incurred claims for 2016 were generally the result of differences between actual termination experience and statutorily prescribed termination tables.

The following reconciles disabled life claim reserves to the net claim reserves at the end of the years presented in the previous table. Disabled life claim reserves are recorded in policyholders’ reserves. Accrued claim liabilities are recorded in other liabilities.

	December 31,
	2017	2016

	(In Millions)

Disabled life claim reserves	$1,852	$1,896
Accrued claim liabilities	25	24

Net claim reserves, end of year	$1,877	$1,920

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Additional liability for annuity contracts

Certain variable annuity contracts include additional death or other insurance benefit features, such as GMDBs, GMIBs, GMABs and GMWBs. In general, living benefit guarantees require the contract holder or policyholder to adhere to a company-approved asset allocation strategy. Election of these benefits is generally only available at contract issue.

The following shows the changes in the liabilities for GMDBs, GMIBs, GMABs and GMWBs (in millions):

Liability as of January 1, 2016	$572
Incurred guarantee benefits	84
Paid guarantee benefits	(5)

Liability as of December 31, 2016	651
Incurred guarantee benefits	(131)
Paid guarantee benefits	(8)

Liability as of December 31, 2017	$512

The Company held reserves in accordance with the stochastic scenarios as of December 31, 2017 and 2016. As of December 31, 2017 and 2016, the Company held additional reserves above those indicated based on the stochastic scenarios in order to maintain a prudent level of reserve adequacy.

The following summarizes the account values, net amount at risk and weighted average attained age for variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs classified as policyholders’ reserves and separate account liabilities. The net amount at risk is defined as the minimum guarantee less the account value calculated on a policy-by-policy basis, but not less than zero.

	December 31, 2017			December 31, 2016
	Account Value	Net Amount at Risk	Weighted Average Attained Age	Account Value	Net Amount at Risk	Weighted Average Attained Age
	($ In Millions)
GMDB	$20,118	$25	64	$18,800	$36	63
GMIB Basic	910	37	68	894	92	67
GMIB Plus	3,210	416	66	3,059	589	66
GMAB	3,233	1	59	3,158	22	58
GMWB	204	7	69	206	15	69

As of December 31, 2017, the GMDB account value above consists of $4,717 million of Modco assumed within the separate accounts. As of December 31, 2016, the GMDB account value above consists of $4,247 million of Modco assumed within the separate accounts.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Account values of variable annuity contracts with GMDBs, GMIBs, GMABs and GMWBs are summarized below:

	December 31,
	2017			2016

	Separate Account	General Account	Total	Separate Account	General Account	Total

	(In Millions)

GMDB	$16,057	$4,061	$20,118	$14,776	$4,024	$18,800
GMIB Basic	891	19	910	876	18	894
GMIB Plus	3,210	-	3,210	3,059	-	3,059
GMAB	3,183	50	3,233	3,104	54	3,158
GMWB	204	-	204	206	-	206

e.	Additional liability for individual life contracts

Certain universal life and variable universal life contracts include features such as GMDBs or other guarantees that ensure continued death benefit coverage when the policy would otherwise lapse. The value of the guarantee is only available to the beneficiary in the form of a death benefit.

The following presents the changes in the liability, net of reinsurance, for guarantees on universal life and variable universal life type contracts:

	December 31,
	2017	2016

	(In Millions)

Beginning balance	$3,098	$3,047
Net liability increase	355	51

Ending balance	$3,453	$3,098

9.	Reinsurance

The Company enters into reinsurance agreements with affiliated and unaffiliated insurers in the normal course of business in order to mitigate the impact of underwriting mortality and morbidity risks or to assume business. Such transfers do not relieve the Company of its primary liability to its customers and, as such, failure of reinsurers to honor their obligations could result in credit losses that could arise if a reinsurer defaults. The Company reduces reinsurance default risk by evaluating the financial condition of reinsurers and monitoring for possible concentrations within the Company’s reinsurers and using trust structures, when appropriate. The Company reinsures a portion of its mortality risk in its life business under either a first dollar quota-share arrangement or an in excess of the retention limit arrangement with reinsurers. The Company also reinsures a portion of its morbidity risk in its disability and LTC business. The amounts reinsured are on a yearly renewable term, coinsurance funds withheld, coinsurance or Modco basis. The Company’s highest retention limit for new issues of life policies ranges from $15 million to $25 million.

Refer to Note 17. “Related party transactions” for information about the Company’s affiliated assumed reinsurance transactions.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company did not reinsure any policies with a company chartered in a country other than the U.S., excluding U.S. branches of these companies, which was owned in excess of 10% or controlled directly or indirectly by an insured, a beneficiary, a creditor or any other person not primarily engaged in the insurance business. There are no reinsurance agreements in effect under which the reinsurer may unilaterally cancel any reinsurance for reasons other than for nonpayment of premium or other similar credits. The Company has no reinsurance agreements in effect such that the amount of losses paid or accrued through the statement date may result in a payment to the reinsurer of amounts which, in aggregate and allowing for offset of mutual credits from other reinsurance agreements with the same reinsurer, exceed the total direct premium collected under the reinsured policies.

If all reinsurance agreements were terminated by either party as of December 31, 2017, the resulting reduction in surplus due to loss of reinsurance reserve credits, net of unearned premium, would be approximately $3,396 million assuming no return of the assets, excluding assets in trust, backing these reserves from the reinsurer to the Company.

Reinsurance amounts included in the Statutory Statements of Operations were as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Direct premium	$21,097	$21,319	$20,754
Premium assumed	1,359	1,442	1,608
Premium ceded	(4,970)	(1,329)	(819)

Total net premium	$17,486	$21,432	$21,543

Ceded reinsurance recoveries	$658	$566	$594

Assumed losses	$216	$95	$88

Reinsurance amounts included in the Statutory Statements of Financial Position were as follows:

	December 31,
	2017	2016

	(In Millions)

Reinsurance reserves:
Assumed	$9,101	$9,368
Ceded	(8,898)	(4,488)

Ceded amounts recoverable	$165	$150

Benefits payable on assumed business	$37	$45

Funds held under coinsurance
Ceded	$4,001	$-

Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2017 include $7,125 million associated with life insurance policies, $1,733 million for LTC, $30 million for disability and $10 million for group life and health. Reinsurance reserves ceded to unaffiliated reinsurers as of December 31, 2016 include $2,925 million associated with life insurance policies, $1,517 million for LTC, $35 million for disability and $11 million for group life and health.

Effective December 31, 2017, the Company entered into a reinsurance agreement with a third-party, authorized reinsurer to reinsure certain inforce universal life policies. The agreement is structured as a combination of 90%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

coinsurance funds withheld on certain universal life policies and 40% yearly renewable term on certain other universal life policies. The Company maintains responsibility for servicing the policies and managing the assets. Under the terms of the agreement, at December 31, 2017, the Company ceded policyholder reserves of $4.0 billion and recorded a liability for funds held under coinsurance of $4.0 billion on the Statutory Statement of Financial Position and ceded premium of $4.0 billion and reduced changes in policyholder reserves of $4.0 billion in the Statutory Statements of Operations.

In 2016, the Company entered into a series of reinsurance agreements with an authorized third-party to reinsure approximately 100% of certain of the Company’s inforce universal life, variable life, and 20-year term life policies. Under the terms of the agreements, the Company gave approximately $85 million of consideration to the reinsurer. The universal life and term life policies are reinsured on a coinsurance basis, and the variable life policies on a Modco basis. Under the terms of the agreements, the Company will maintain responsibility for servicing the policies. In 2016, the Company ceded premium of $473 million and policyholders’ reserves of $411 million in the change in policyholders’ reserves in the Statutory Statement of Operations and recorded a $192 million increase in the Statutory Statements of Changes in Surplus in conjunction with these agreements.

In 2017, the Company strengthened its gross LTC policyholders’ reserves by $270 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $270 million.

In 2016, the Company strengthened its gross LTC policyholders’ reserves by $189 million to reflect the risk inherent in the cash flows of this business. This risk is ceded to an unaffiliated reinsurer, therefore the ceded policyholders’ reserves have also been increased by $189 million.

As of December 31, 2017, one reinsurer accounted for 29% of the outstanding balance of the reinsurance recoverable and the next largest reinsurer had 19%. The Company continues to monitor its morbidity risk ceded to one unaffiliated reinsurer for its LTC business, in which approximately half of the reserves are held in trust. Overall, the Company believes that each of these exposures to a single reinsurer does not create an undue concentration of risk and the Company’s business is not substantially dependent upon any single reinsurer.

10.	Withdrawal characteristics

a.	Annuity actuarial reserves and liabilities for deposit-type contracts

The withdrawal characteristics of the Company’s annuity actuarial reserves and deposit-type contracts as of December 31, 2017 are illustrated below:

	General Account	Separate Account w/ Guarantees	Separate Account Nonguaranteed	Amount	% of Total

	($ In Millions)

Subject to discretionary withdrawal:
With market value adjustment	$13,960	$-	$-	$13,960	12%
At book value less current surrender charge of 5% or more	1,402	-	-	1,402	1
At fair value	-	11,948	46,986	58,934	51

Subtotal	15,362	11,948	46,986	74,296	64
Subject to discretionary withdrawal:
At book value without fair value adjustment	10,739	532	-	11,271	10
Not subject to discretionary withdrawal	25,234	5,820	-	31,054	26

Total	$51,335	$18,300	$46,986	$116,621	100%

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following is a summary of total annuity actuarial reserves and liabilities for deposit-type contracts as of December 31, 2017 (in millions):

Statutory Statements of Financial Position:
Policyholders’ reserves – group annuities	$24,713
Policyholders’ reserves – individual annuities	13,608
Liabilities for deposit-type contracts	13,014

Subtotal	51,335

Separate Account Annual Statement:
Annuities	59,466
Other annuity contract deposit-funds and guaranteed interest contracts	5,820

Subtotal	65,286

Total	$116,621

b.	Separate accounts

The Company has guaranteed separate accounts classified as the following: nonindexed, which have multiple concurrent guarantees, including a guarantee that applies for as long as the contract is in effect and does not exceed a 4% rate of return. The Company has nonguaranteed separate accounts which are variable accounts where the benefit is determined by the performance and/or market value of the investments held in the separate account with incidental risk, notional expense and minimum death benefit guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Information regarding the separate accounts of the Company as of and for the year ended December 31, 2017 is as follows:

	Guaranteed

	Indexed	Nonindexed Less Than/ Equal to 4%	Non Guaranteed	Total

	(In Millions)

Net premium, considerations or deposits for the year ended December 31, 2017	$-	$-	$8,099	$8,099

Reserves at December 31, 2017:
For accounts with assets at:
Fair value	$-	$18,300	$49,736	$68,036
Nonpolicy liabilities	-	-	1,126	1,126

Total	$-	$18,300	$50,862	$69,162

Reserves by withdrawal characteristics:
Subject to discretionary withdrawal:
At fair value	$-	$17,768	$49,736	$67,504
At book value without market value adjustment and current surrender charge of less than 5%	-	532	-	532

Subtotal	-	18,300	49,736	68,036
Nonpolicy liabilities	-	-	1,126	1,126

Total	$-	$18,300	$50,862	$69,162

The Company does not have any reserves in separate accounts for asset default risk in lieu of AVR.

The following is a reconciliation of amounts reported as transfers (from) to separate accounts in the Summary of Operations of the Company’s NAIC Separate Account Annual Statement to the amounts reported as net transfers (from) to separate accounts in change in policyholders’ reserves in the accompanying Statutory Statements of Operations:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

From the Separate Account Annual Statement:
Transfers to separate accounts	$8,099	$7,366	$8,167
Transfers from separate accounts	(9,078)	(8,408)	(7,560)

Subtotal	(979)	(1,042)	607
Reconciling adjustments:
Net withdrawals on deposit-type liabilities	(1,902)	(1,183)	(1,360)

Net transfers from separate accounts	$(2,881)	$(2,225)	$(753)

Net deposits on deposit-type liabilities are not considered premium and therefore are excluded from the Statutory Statements of Operations.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

11.	Debt

The Company issues commercial paper in the form of Notes in minimum denominations of $250 thousand up to a total aggregation of $1 billion with maturity dates up to a maximum of 270 days from the date of issuance. Noninterest bearing Notes are sold at par less a discount representing an interest factor. Interest bearing Notes are sold at par. The Notes are not redeemable or subject to voluntary prepayments by the Company. The Notes had a carrying value and face amount of $250 million as of December 31, 2017, 2016 and 2015. Notes issued in 2017 had interest rates ranging from 0.60% to 1.25% with maturity dates ranging from 1 to 48 days. Interest expense for commercial paper was less than $1 million for the years ended December 31, 2017, 2016 and 2015.

The Company has a $1 billion, five year credit facility, with a syndicate of lenders that can be used for general corporate purposes and to support commercial paper borrowings. The facility has an upsize option for an additional $500 million. The terms of the credit facility provide for, among other provisions, covenants pertaining to liens, fundamental changes, transactions with affiliates and adjusted statutory surplus. As of and for the years ended December 31, 2017, 2016 and 2015, the Company was in compliance with all covenants under the credit facility. For the years ended December 31, 2017, 2016 and 2015, there were no draws on the credit facilities. Credit facility fees were less than $1 million for the years ended December 31, 2017, 2016 and 2015.

12.	Employee benefit plans

The Company sponsors multiple employee benefit plans, providing retirement, life, health and other benefits to employees, certain employees of unconsolidated subsidiaries, agents, general agents and retirees who meet plan eligibility requirements.

Prior to January 1, 2016, the Company’s Retiree Health Plans provided medical, dental and life insurance benefits to eligible retirees (the participant) and their eligible beneficiaries. Various eligibility rules applied based on specific coverage. Effective January 1, 2016, the Company amended the Retiree Health Plans to eliminate the retiree medical and dental options, with the exception of certain limited run-out coverage. On and after January 1, 2016, the Plans continue to provide medical reimbursements benefits, through the existing Retiree Health Reimbursement Arrangement (the “RHRA”) for Home Office participants and the newly created Health Reimbursement Account (the “HRA”) for certain grandfathered Home Office participants and all Agent participants, as well as life insurance benefits, to eligible retired employees (and in some cases, their eligible beneficiaries) of the Company and its affiliated companies that have adopted the Plan. The changes to the Plans were communicated to Plan participants in August 2015. Outside of the Plan, the Company also provides eligible retirees with access to a private insurance marketplace through which retirees may obtain purchase individual medical coverage.

On July 1, 2016, the Company agreed to provide certain service credits under the MassMutual Retired Agents’ Welfare Benefits Plan for prior Premier Client Group (PCG) service. This resulted in an increase to the accumulated projected benefit obligation of $41 million recognized at the time of the acquisition. The expense attributable to prior service periods is recorded as amortization of the nonadmitted assets acquired rather than through the amortization of prior service cost. See Note 18. “Business combinations and goodwill” for further information on the acquisition of PCG.

The Society of Actuaries released updated mortality improvement scales in October 2017 (MP 2017) and 2016 (MP 2016). The Company adopted the new mortality projection scales and other key plan assumptions as part of its fourth quarter 2017 and 2016 remeasurements. As a result of these changes in projection scales, the Company’s aggregate projected benefit obligation decreased by approximately $20 million as of December 31, 2017 and $37 million as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

a.	Pension plans

The Company has funded and unfunded noncontributory defined benefit pension plans that cover substantially all employees, agents and retirees. The qualified defined benefit plan includes a defined benefit formula and a cash balance formula. Participants earn benefits under the plan based on the defined benefit formula, the cash balance formula, or a combination of both formulas as determined by their date of hire or rehire. Under the defined benefit formula, benefits are calculated based on final average earnings and length of service. Benefits under the cash balance formula are determined based on age, service and salary during the participants’ careers.

The Company’s policy is to fund qualified pension costs in accordance with the Employee Retirement Income Security Act of 1974. The Company contributed $88 million in 2017 and $66 million in 2016 to its qualified defined benefit plan.

b.	Defined contribution plans

The Company sponsors funded (qualified 401(k) thrift savings) and unfunded (nonqualified deferred compensation thrift savings) defined contribution plans for its employees, agents and retirees. The qualified 401(k) thrift savings plan’s net assets available for benefits were $2,874 million as of December 31, 2017 and $2,453 million as of December 31, 2016. The Company match for the qualified 401(k) thrift savings plan is limited to 5% of eligible W-2 compensation. The Company’s total matching thrift savings contributions, included in general insurance expenses were $56 million for the year ended December 31, 2017 and $46 million for the year ended December 31, 2016 and $42 million for 2015.

The Company also maintains a defined contribution plan for agents, which was frozen in 2001. The net assets available for these benefits were $182 million as of December 31, 2017 and $174 million as of December 31, 2016.

c.	Other postretirement benefits

The Company provides certain life insurance and health care benefits (other postretirement benefits) for its retired employees and agents, their beneficiaries and covered dependents. MMHLLC has the obligation to pay the Company’s other postretirement benefits. The transfer of this obligation to MMHLLC does not relieve the Company of its primary liability. MMHLLC is allocated other postretirement expenses related to interest cost, amortization of actuarial gains (losses) and expected return on plan assets, whereas service cost and prior service cost are recorded by the Company.

Substantially all of the Company’s U.S. employees and agents may become eligible to receive other postretirement benefits. These benefits are funded as the benefits are provided to the participants. For employees who retire after 2009, except certain employees who were close to retirement in 2010, the Company’s cost is limited to a retiree health reimbursement account “RHRA” which accumulates during an employee’s career and can be drawn down by the retiree to purchase coverage outside of the Company or for other health care costs. Retired employees with a RHRA also may choose to purchase coverage through the private retiree exchange.

For other current and future retired employees, and current and future retired agents, the Company provides access to postretirement health care plans through a private retiree exchange. The Company’s cost is limited to the fixed annual subsidy provided to retirees through a Health Reimbursement Account each year that the retiree can use to purchase coverage on the exchange or for other health care costs.

Company-paid basic life insurance is provided to retirees who retired before 2010 and certain employees who retire after 2009 but were close to retirement in 2010. Supplemental life insurance is available to certain retirees on a retiree-pay-all basis.

The Company provides retiree life insurance coverage for home office employees who, as of January 1, 2010, were age 50 with at least 10 years of service or had attained 75 points, generally age plus service, with a minimum 10 years of service.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

d.	Benefit obligations

Accumulated benefit obligations are the present value of pension benefits earned as of a December 31 measurement date (the Measurement Date) based on service and compensation and do not take into consideration future salary levels.

Projected benefit obligations for pension benefits are the present value of pension benefits earned as of the Measurement Date projected for estimated salary increases to an assumed date with respect to retirement, termination, disability or death.

Refer to Note 12f. “Amounts recognized in the Statutory Statements of Financial Position,” for details on the funded status of the plans.

Accumulated and projected postretirement benefit obligations for other postretirement benefits are the present value of postretirement medical and life insurance benefits earned as of the Measurement Date projected for estimated salary and medical claim rate increases to an assumed date with respect to retirement, disability or death.

Actuarial (gains) losses represent the difference between the expected results and the actual results used to determine the projected benefit obligation, accumulated benefit obligation and current year expense. Select assumptions used in this calculation include expected future compensation levels, healthcare cost trends, mortality and expected retirement age.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the total pension and other postretirement accumulated benefit obligation:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Accumulated benefit obligation	$2,936	$2,715	$354	$340

The following sets forth the change in projected benefit obligation of the defined benefit pension and other postretirement plans:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation, beginning of year	$2,785	$2,675	$340	$305
Service cost	126	100	12	11
Interest cost	112	113	12	12
Contributions by plan participants	-	-	-	1
Plan amendments	-	-	-	41
Actuarial (gains) losses	(17)	(15)	(9)	(15)
Medicare prescription drug direct subsidy	-	-	-	1
Benefits paid	(146)	(126)	(15)	(16)
Change in discount rate	194	72	15	3
Change in actuarial assumptions	(18)	(34)	(1)	(3)

Projected benefit obligation, end of year	$3,036	$2,785	$354	$340

The determination of the discount rate is based upon rates commensurate with current yields on high quality corporate bonds as of the Measurement Date. A spot yield curve is developed from this data that is used to determine the present value for the obligation. The projected plan cash flows are discounted to the Measurement Date based on the spot yield curve. A single discount rate is utilized to ensure the present value of the benefits cash flow equals the present value computed using the spot yield curve. A 25 basis point change in the discount rate results in approximately a $100 million change in the projected pension benefit obligation. The methodology includes producing a cash flow of annual accrued benefits. Refer to Note 12h. “Assumptions” for details on the discount rate.

e.	Plan assets

The assets of the qualified pension plan investments are invested through a MassMutual group annuity contract and investments held in a trust. The group annuity contract invests in the General Investment Account (GIA) of the Company and separate investment accounts. The separate investment accounts are managed by the Company, the Company’s indirectly wholly owned asset manager, subsidiaries, as well as unaffiliated asset managers.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The Company’s qualified pension plan assets managed by the Company and its indirectly wholly owned subsidiaries are as follows:

	December 31,
	2017	2016

	(In Millions)

General Investment Account	$241	$234
Separate Investment Accounts:
Barings Long Duration Bond Fund	263	228
Oppenheimer International Growth Fund	147	116
Alternative Investment Separate Account	134	221
Oppenheimer Large Core Fund	115	98
MM Select Large Cap Value Fund	61	50
MM Premier Strategic Emerging Markets Fund	53	39
Oppenheimer Small Capitalization Core Fund	50	50
MM Select Blue Chip Growth Fund	51	48
MM Select Growth Opportunities Fund	48	36
MM Select Small Cap Value Fund	30	27
MM Select Small Cap Growth Fund	29	23
Oppenheimer Real Estate Fund	-	22

	$1,222	$1,192

The approximate amount of annual benefits to be paid to plan participants covered by a group annuity contract issued by the employer or related parties is $77 million for 2018.

The Company employs a total return investment approach whereby a mix of equities and fixed-income investments are used to maximize the long-term return of plan assets with a prudent level of risk. Risk tolerance is established through consideration of plan liabilities, plan funded status and the Company’s financial condition. The investment portfolio contains a diversified blend of equity and fixed-income investments. Alternative assets such as private equity funds, hedge funds, private real estate funds, equity index exchange traded funds and bond index exchange traded funds are used to improve portfolio diversification. Investment risk is measured and monitored on an ongoing basis through quarterly investment portfolio reviews, annual liability measurements and periodic asset and liability studies.

The target range allocations for the qualified pension plan assets are 13% to 23% domestic equity securities, 25% to 45% long duration bond securities, 5% to 15% GIA and aggregate bond assets, 13% to 23% international equity securities and 10% to 30% alternative investments. Domestic equities primarily include investments in large capitalization (large-cap) companies and small capitalization (small-cap) companies. Long duration bond securities invest in several long-duration bond exchange traded funds. International equities include investments in American Depository Receipts and limited partnerships that trade primarily in foreign markets in Europe, Latin America and Asia. The pension plan assets invested in the GIA through the unallocated group annuity contract earn a fixed interest. These assets comprised approximately 10% of the plan assets as of December 31, 2017 and 11% as of December 31, 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the change in fair value of plan assets:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Fair value of plan assets, beginning of year	$2,180	$2,074	$4	$5
Actual return on plan assets	331	142	-	-
Employer contributions	120	90	15	14
Contributions by plan participants	-	-	-	1
Benefits paid	(146)	(126)	(15)	(16)

Fair value of plan assets, end of year	$2,485	$2,180	$4	$4

The General Investment Account is designed to provide stable, long-term investment growth. The account value is maintained at a stable value (generally referred to as “book value”) regardless of financial market fluctuations; however, if the plan sponsor initiates a full or partial termination, the amount liquidated is subject to an adjustment that could result in an increase or decrease in the book value of the plan’s investment.

The following presents the GIA allocation by type of investment:

	December 31,
	2017	2016

Bonds	59%	58%
Mortgage loans	15	16
Common stocks - subsidiaries and affiliates	10	10
Other investments	7	8
Partnerships and LLCs	5	5
Cash and cash equivalents	3	2
Real estate	1	1

	100%	100%

The majority of the assets of the qualified pension plan are invested in the following separate investment account options as well as certain private equity funds, hedge funds, private real estate funds and an all cap U.S. equity index exchange traded fund held in the MassMutual Pension Plan Trust (Pension Trust Assets):

Barings Long Duration Bond Fund is a separate investment account advised by Barings with a long duration bond strategy that invests in a diversified portfolio of fixed-income securities, including, short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Oppenheimer International Growth Fund is a separate investment account investing in a mutual fund sub-advised by OFI Institutional Asset Management (OFI Institutional) that invests in international large-cap securities, primarily in the developed international markets. This international equity strategy focuses on well-positioned, well-managed businesses that have strong revenue growth, sustainable profit margins, capital efficiency and/or business integrity.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Alternative Investment Separate Account is a separate investment account advised by Barings. Barings’ strategy includes investing in private equity funds, hedge funds, a private real estate fund and an all cap U.S. equity index exchange traded fund.

Goldman Sachs Asset Management Long Duration Bond Fund is a separate investment account advised by Goldman Sachs Asset Management that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit, government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Pacific Investment Management Company Long Duration Bond Fund is a separate investment account advised by Pacific Investment Management Company that invests in a diversified portfolio of fixed-income securities, including short-term, intermediate and long-term credit and government securities and cash. The specific performance objective is to outperform the total return of the Bloomberg Barclays U.S. Long Government/Credit Bond index.

Oakmark International Collective Fund is a separate investment account advised by Harris Associates that invests primarily in developed market international large-cap equity securities, which may include common stocks, preferred stocks, securities that are convertible into common stocks, depositary receipts and rights and warrants to buy common stocks. This international equity strategy seeks out companies that it believes to be trading in the market at significant discounts to their underlying values.

MassMutual Pension Plan Trust is a trust account with a strategy of investing in alternative investments as directed by the Company. These investments include private equity, hedge funds, and private real estate, with allocations temporarily awaiting investment held in an all cap U.S. equity index exchange traded fund.

Fair Value Measurements

The Company’s fair value hierarchy is defined in Note 4. “Fair value of financial instruments”.

The following is a description of the valuation methodologies used to measure fair value for the investments in the qualified pension plan.

Separate Investment Accounts: There are two methods of determining unit value for the separate investment accounts. The portfolio method is used when the separate investment account invests in a portfolio of securities or two or more underlying mutual funds, bank collective trust funds or other investment vehicles (each an “Underlying fund”). Under this method, the unit value of a separate investment account is determined by dividing the market value of such separate investment account on any valuation date by the total number of units in the separate investment account. The net investment factor method (“NIF”) is used when the separate investment account invests in shares or units of a single underlying fund. Under this method, the unit value of a separate investment account is determined by taking the unit value for the prior valuation day and multiplying it by the net investment factor for the current valuation day. Under both of these methods the separate investment accounts are therefore classified as Level 2. As of December 31, 2017, the Plan had no specific plans or intentions to sell investments at amounts other than NAV. These investments can be redeemed on a daily basis and have no lockups or funding commitments.

Corporate debt instruments: If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices of debt securities with similar characteristics. Valued using the closing price reported on the active market on which the individual securities are traded.

PIMCO bond funds: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Government securities: Marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations furnished by a pricing service take into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data and are therefore classified as Level 2.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Common stocks: Valued using the closing price reported on the active market on which the individual securities are traded and therefore classified as Level 1.

Collective investment trust: Valued using the NAV per unit. The net asset value per unit of the Funds is calculated on each business day by dividing the total value of assets, less liabilities, by the number of units outstanding. Unit issuances and redemptions are based on the net asset value determined at the end of the current day and therefore classified as Level 2.

Limited partnerships: The Plan utilizes the practical expedient to calculate fair value of its investments based on the Plan’s pro rata interest in net assets of each underlying partnership. All valuations utilize financial information supplied by the partnership, including income, expenses, gains and losses. The underlying investments of the partnership are accounted for at fair value as described in the partnership’s audited financial statements. The multi-strategy hedge fund can be redeemed semi-annually with 95 days notice. The remaining funds can be redeemed periodically with notice that generally ranges from 45 to 90 days. There are no lockups or funding commitments. These limited partnership investments are classified as Level 3.

Registered investment companies: There are two methods of determining the unit value for the registered investment companies. For the registered investment company that is valued at an unaffiliated company the investment is valued using the closing price reported on the active market on which the funds are traded and is therefore classified as Level 1. For the registered investment company that is valued in-house on the unival system the NIF method is used which takes the unit value for the prior valuation day and multiplies it by the NIF for the current valuation day and is therefore classified as Level 2.

Other: Valued using the closing price reported on the active market on which the individual securities are traded. If Level 1 valuations are not available, the fair value is determined using models such as matrix pricing and therefore, is classified as Level 2, which uses quoted market prices with similar characteristics. Investments included in this category include short term investments, real estate investment trusts, asset backed securities, mortgage backed securities, swaps, derivatives, futures and options. Investments in multi-strategy hedge fund and real estate are based on the Plan’s pro rata interest in the net assets of the partnership and have a redemption period and are reported in the Level 3 column. The multi-strategy hedge fund is comprised of two funds, one of which has a quarterly redemption period and the other with a monthly redemption period. They both require 45 days notice. The real estate fund does not have a specific redemption period, but is dependent upon the liquidation of underlying assets. None of the funds have a lock up period or funding commitment.

Cash: Stated at cost, which is equal to fair value, and held by an unaffiliated bank.

General Investment Account option: Liquidation value based on an actuarial formula as defined under the terms of the contract.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following presents the fair value hierarchy of the Company’s pension plan assets by asset class:

	December 31, 2017

	Level 1	Level 2	Level 3	Total

	(In Millions)

Investments in the qualified pension plan:
Separate investment accounts:
Common stocks:
U.S. large capitalization	$83	$243	$-	$326
U.S. small capitalization	35	59	-	94
U.S. mid capitalization	28	-	-	28
International small/mid capitalization	8	-	-	8
International large capitalization	7	147	-	154

Total common stocks	161	449	-	610

Debt instruments:
Corporate and other bonds	-	367	-	367
Long-term bond mutual fund	111	-	-	111
Short-term bond mutual funds	14	-	-	14

Total debt instruments	125	367	-	492

Registered investment companies:
Emerging markets	-	86	-	86
U.S. large capitalization	17	-	-	17

Total registered investment companies	17	86	-	103

Limited partnerships:
Private equity/venture capital	-	-	43	43

Total limited partnerships	-	-	43	43

Other:
Government securities	-	303	-	303
Collective investment trust	-	209	-	209
Real estate	-	-	53	53
Emerging markets	-	53	-	53
Other	-	42	19	61

Total other	-	607	72	679

Total separate investment accounts	303	1,509	115	1,927

Pension trust assets:
Common stocks:
U.S. large capitalization	125	-	-	125
Collective investment trust	-	44	-	44
Limited partnerships:
Other	-	-	109	109
Other	-	1	38	39

Total pension trust assets	125	45	147	317

Total General Investment Account	-	-	241	241

Total	$428	$1,554	$503	$2,485

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

	December 31, 2016
	Level 1	Level 2	Level 3	Total

	(In Millions)
Investments in the qualified pension plan:
Separate investment accounts:
Common stocks:
U.S. large capitalization	$78	$204	$-	$282
U.S. small capitalization	32	51	-	83
U.S. mid capitalization	24	-	-	24
International small/mid capitalization	6	-	-	6
International large capitalization value	5	116	-	121

Total common stocks	145	371	-	516

Debt instruments:
Corporate and other bonds	-	315	-	315
Long-term bond mutual fund	97	-	-	97
Short-term bond mutual funds	13	-	-	13

Total debt instruments	110	315	-	425

Registered investment companies:
Exchange traded fund	63	-	-	63
Emerging markets	64	-	-	64

Total registered investment companies	127	-	-	127

Limited partnerships:
International small/mid capitalization	-	-	168	168
Multi-strategy hedge funds	-	-	25	25
Private equity/venture capital	-	-	43	43

Total limited partnerships	-	-	236	236

Other:
Government securities	-	278	-	278
Real estate	-	-	51	51
Other	-	87	37	124

Total other	-	365	88	453

Total separate investment accounts	382	1,051	324	1,757

Pension trust assets:
Common stocks:
U.S. large capitalization	84	-	-	84
Limited partnerships:
Other	-	-	39	39
Real estate	-	-	41	41
Other	-	-	25	25

Total pension trust assets	84	-	105	189

Total general investment account	-	-	234	234

Total	$466	$1,051	$663	$2,180

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth a summary of changes in the fair value of the plan’s Level 3 invested assets:

	Beginning Balance 1/1/2017	Actual Return on Plan Assets	Purchases	Sales	Transfers	Ending Balance 12/31/2017

	(In Millions)

Separate investment accounts:
Real estate	$51	$2	$-	$-	$-	$53
Other	37	2	-	(20)	-	19
Limited partnerships:
International small/mid cap	168	-	-	-	(168)	-
Private equity/venture capital	43	4	1	(5)	-	43
Multi-strategy hedge fund	25	1	-	(26)	-	-
General investment account	234	3	120	(116)	-	241
Pension trust assets:
Limited partnerships:
Other	39	2	69	(1)	-	109
Other	25	2	36	(25)	-	38
Real estate	41	-	-	-	(41)	-

Total	$663	$16	$226	$(193)	$(209)	$503

	Beginning Balance 1/1/2016	Actual Return on Plan Assets	Purchases	Sales	Transfers	Ending Balance 12/31/2016

	(In Millions)

Separate investment accounts:
Real estate	$46	$5	$-	$-	$-	$51
Other	37	-	-	-	-	37
Limited partnerships:
International small/mid cap	155	13	-	-	-	168
Private equity venture capital	39	1	5	(2)	-	43
Other	25	-	-	-	-	25
General investment account	197	10	131	(104)	-	234
Pension trust assets:
Limited partnerships:
Other	-	-	41	(2)	-	39
Real estate	-	1	40	-	-	41
Other	-	-	25	-	-	25

Total	$499	$30	$242	$(108)	$-	$663

The Company evaluated the significance of transfers between levels based upon the nature of the financial instrument and size of the transfer relative to total net assets available for benefits. Based on these criteria, there were no significant transfers into or out of Level 1, 2, or 3 for the years ended December 31, 2017 and 2016.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

f.    Amounts recognized in the Statutory Statements of Financial Position

Unrecognized prior service cost is the adjustment to the projected benefit obligation as a result of plan amendments. It represents the increase or decrease in benefits for service performed in prior periods. For pension benefits, this cost is amortized into net periodic benefit cost over the average remaining service years of active employees at the time of the amendment. For other postretirement benefits, this cost is amortized into net periodic benefit cost over the average remaining lifetime of eligible employees and retirees at the time of the amendment.

Unrecognized net actuarial (gains) losses are variances between assumptions used and actual experience. These assumptions include return on assets, discount rate, demographics and mortality. The unrecognized net actuarial (gains) losses are amortized if they exceed 10% of the projected benefit obligation and are amortized starting in the period after recognition. These are amortized for pension and other postretirement benefits into net periodic benefit cost over the remaining service-years of active employees.

As of December 31, 2017, the unamortized balance of the transition liability upon adoption of SSAP 102 was $3 million. This transition liability is being amortized through 2018.

The prepaid pension asset is a cumulative balance of employer contributions made to the plan netted against the plan’s accumulated net periodic benefit costs. The prepaid pension asset is a nonadmitted asset.

The accrued benefit cost recognized is the funded status of the plan adjusted for the remaining balance of unrecognized prior service cost, unrecognized net actuarial loss and the nonadmitted prepaid pension asset.

The following sets forth the amounts amortized from net surplus in the “Statutory Statements of Financial Position” and recognized as components of net periodic benefit cost in 2017 and 2016 and the amounts expected to be recognized in 2018:

	December 31,
	2018	2017	2016	2018	2017	2016

	Pension Benefits			Other Postretirement Benefits

	(In Millions)

Net prior service cost	$3	$3	$3	$(6)	$(6)	$(6)
Net recognized actuarial losses	55	65	70	2	2	3

The following sets forth the amounts to be amortized from net surplus in the “Statutory Statements of Financial Position” that have not yet been recognized as components of net periodic benefit cost:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Net prior service cost	$3	$6	$(46)	$(52)
Net actuarial losses	898	981	26	23
Unrecognized transition liability	3	10	-	-

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following sets forth the projected benefit obligation funded status of the plans:

	December 31,
	2017	2016	2017	2016

	Pension Benefits		Other Postretirement Benefits

	(In Millions)

Projected benefit obligation	$3,036	$2,785	$354	$340
Less: fair value of plan assets	2,485	2,180	4	4

Projected benefit obligation funded status	$(551)	$(605)	$(350)	$(336)

The qualified pension plan was underfunded by $145 million as of December 31, 2017 and by $246 million as of December 31, 2016. The nonqualified pension plans are not funded and have total projected benefit obligations of $406 million as of December 31, 2017 and $359 million as of December 31, 2016.

The qualified pension plan non-admitted pension plan asset was $599 million as of December 31, 2017 and $624 million as of December 31, 2016.

The Company intends to fund $126 million in 2018 to meet its expected current obligations under its qualified and nonqualified pension plans and other postretirement benefit plans.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

g. Net periodic cost

The net periodic cost represents the annual accounting income or expense recognized by the Company and is included in general insurance expenses in the Statutory Statements of Operations. The net periodic cost recognized is as follows:

	Years Ended December 31,
	2017	2016	2015	2017	2016	2015

	Pension Benefits			Other Postretirement Benefits

	(In Millions)

Service cost	$126	$100	$71	$12	$12	$9
Interest cost	112	113	99	12	14	13
Expected return on plan assets	(147)	(144)	(154)	-	-	-
Amortization of unrecognized net actuarial and other losses	65	70	65	2	3	3
Amortization of unrecognized prior service cost	3	3	4	(6)	(6)	2

Total net periodic cost	$159	$142	$85	$20	$23	$27

The expected future pension and other postretirement benefit payments, which reflect expected future service, are as follows:

	Pension Benefits	Other Postretirement Benefits

	(In Millions)

2018	$95	$20
2019	101	21
2020	107	21
2021	113	21
2022	118	20
2023-2027	674	97

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The net expense recognized in the Statutory Statements of Operations for all employee and agent benefit plans is as follows:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Pension	$159	$142	$85
Health	131	103	88
Thrift	56	46	42
Postretirement	20	23	27
Postemployment	-	-	4
Life	4	4	3
Disability	4	4	3
Other benefits	10	10	9

Total	$384	$332	$261

h.	Assumptions

The assumptions the Company used to calculate the benefit obligations and to determine the benefit costs are as follows:

December 31,
	2017	2016	2015	2017	2016	2015

	Pension Benefits			Other Postretirement Benefits

Weighted-average assumptions used to determine:
Benefit obligations:
Discount rate	3.60%	4.10%	4.30%	3.40%	3.85%	3.95%
Expected long-term rate of return on plan assets	6.75%	6.75%	7.00%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	3.50%	3.50%	3.50%	3.50%

Net periodic benefit cost:
Discount rate	4.10%	4.30%	3.90%	3.85%	3.95%	3.75%
Expected long-term rate of return on plan assets	6.75%	7.00%	7.25%	3.00%	3.00%	3.00%
Expected rate of compensation increase	3.50%	3.50%	4.00%	3.50%	3.50%	4.00%

The discount rate used to determine the benefit obligations as of year end is used to determine the expense in the next fiscal year.

The Company determines its assumptions for the expected rate of return on plan assets for its plans using a “building block” approach, which focuses on ranges of anticipated rates of return for each asset class. A weighted range of nominal rates is determined based on target allocations for each class of asset.

13.	Employee compensation plans

The Company has a long-term incentive compensation plan under which certain employees of the Company and its subsidiaries may be issued phantom stock-based compensation awards. These awards include PSARs and PRS. These awards do not grant an equity or ownership interest in the Company.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

A summary of the weighted average grant price of PSARs and PRS shares granted, the intrinsic value of PSARs shares exercised, the PRS liabilities paid and the fair value of shares vested during the year is as follows:

	December 31,
	2017	2016	2015

Weighted average grant date fair value:
PSARs granted during the year	$79.47	$86.80	$99.42
PRS granted during the year	80.09	86.67	98.64
Intrinsic value (in thousands):
PSARs options exercised	4,794	5,220	38,282
PRS liabilities paid	19,802	25,931	30,560
Fair value of shares vested during the year	35,563	26,622	44,476

A summary of PSARs and PRS shares is as follows:

	PSARs			PRS

		Weighted Average			Weighted Average

	Number of Share Units	Price	Remaining Contract Terms	Number of Share Units	Price	Remaining Contract Terms

	(In Thousands)		(In Years)	(In Thousands)		(In Years)

Outstanding as of December 31, 2015	2,562	$85.88	3.3	1,088	$80.89	2.7
Granted	1,175	86.80		400	86.67
Exercised	(445)	77.79		(301)	69.54
Forfeited	(298)	86.68		(105)	83.88

Outstanding as of December 31, 2016	2,994	87.35	3.2	1,082	85.33	2.9
Granted	1,251	79.47		428	80.09
Exercised	(512)	78.54		(246)	75.22
Forfeited	(108)	90.33		(60)	87.19

Outstanding as of December 31, 2017	3,625	85.78	3.1	1,204	85.46	3.0

Exercisable as of December 31, 2017	713	$81.44	1.3	-	$-	-

The PSARs compensation was an expense of $23 million for the year ended December 31, 2017 and a benefit of $4 million for the year ended December 31, 2016 and an expense of $5 million for the year ended December 31, 2015. The PSARs accrued compensation liability was $20 million as of December 31, 2017 and $2 million as of December 31, 2016. The unrecognized compensation expense related to nonvested PSARs awards was $16 million for the year ended December 31, 2017 and there was no unrecognized compensation expense related to novested PSARs awards for the year ended December 31, 2016 and $3 million for the year ended December 31, 2015. The weighted average period over which the expense is expected to be recognized is 3.1 years. The PSARs unrecognized compensation expense represents the total intrinsic value of all shares issued if 100% vested at current stock price, minus current compensation liability.

The PRS compensation expense was $33 million for the year ended December 31, 2017 and $18 million for the year ended December 31, 2016 and $16 million for the year ended December 31, 2015. The PRS accrued compensation liability was $55 million for the year ended December 31, 2017 and $44 million for the year ended December 31,

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

2016. The Unrecognized compensation expense related to nonvested PRS awards was $53 million as of December 31, 2017, $39 million as of December 31, 2016 and December 31, 2015, respectively. The weighted average period over which the expense is expected to be recognized is 3.0 years. The PRS unrecognized compensation expense represents the total value of all shares issued if 100% vested at the current stock price, minus current compensation liability.

14.	Surplus notes

The Company executed a tender offer in March 2017 for $440 million par value of surplus notes maturing in 2039. The Company paid $711 million of cash to settle the tender offer which resulted in a pre-tax loss of $271 million. This loss is included in net realized gains (losses) within the Statutory Statements of Operations and other costs of investments acquired within the Statutory Statements of Cash Flows and is net of a tax benefit of $95 million.

The following table summarizes the surplus notes issued and outstanding as of December 31, 2017:

Issue Date	Face Amount	Carrying Value	Interest Rate	Maturity Date	Scheduled Annual Interest Payment Dates
($ In Millions)
11/15/1993	$ 250	$ 250	7.625%	11/15/2023	May 15 & Nov 15
03/01/1994	100	100	7.500%	03/01/2024	Mar 1 & Sept 1
05/12/2003	250	250	5.625%	05/15/2033	May 15 & Nov 15
06/01/2009	310	307	8.875%	06/01/2039	Jun 1 & Dec 1
01/17/2012	400	399	5.375%	12/01/2041	Jun 1 & Dec 1
04/15/2015	500	491	4.500%	04/15/2065	Apr 15 & Oct 15
03/20/2017	475	471	4.900%	04/01/2077	Apr 1 & Oct 1

Total	$ 2,285	$ 2,268

All payments of interest and principal are subject to the prior approval of the Division. Interest expense is not recorded until approval for payment is received from the Division. As of December 31, 2017, the unapproved interest was $21 million. Through December 31, 2017, the Company paid cumulative interest of $1,571 million on surplus notes. Interest of $137 million was approved and paid during the year ended December 31, 2017.

Anticipated sinking fund payments are due for the notes issued in 1993 and 1994 as follows: $62 million in 2021, $88 million in 2022, $150 million in 2023 and $50 million in 2024. There are no sinking fund requirements for the notes issued in 2003, 2009, 2012 or 2015.

These notes are unsecured and subordinate to all present and future indebtedness of the Company, all policy claims and all prior claims against the Company as provided by the Massachusetts General Laws. The surplus notes are all held by bank custodians for unaffiliated investors. All issuances were approved by the Division. Surplus notes are included in surplus on the Statutory Statements of Financial Position.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

15.	Presentation of the Statutory Statements of Cash Flows

The following table presents those transactions that have affected the Company’s recognized assets or liabilities but have not resulted in cash receipts or payments during the years ended December 31, 2017, 2016 and 2015. Accordingly, the Company has excluded these non-cash activities from the Statutory Statements of Cash Flows for the years ended December 31, 2017, 2016 and 2015.

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Premium ceded under new reinsurance agreement	$4,002	$-	$-
Bond conversions and refinancing	796	419	1,197
Partnerships and LLCs contributed to Insurance Road LLC	743	-	-
Premium recognized for group annuity contracts	490	905	1,471
Partnerships and LLCs contributed to MassMutual Asset Finance LLC	350	-	-
Stock conversions	331	22	-
Transfer of real estate to partnerships and LLCs	138	-	-
Contributions of affiliated common stock	103	-	-
Bond distributions from partnerships and LLCs	94	80	-
Stock to bond	74	-	-
Mortgage loans contributed to partnerships	20	98	-
Stock distributions from partnerships and LLCs	2	106	-
Acquisition of affiliated common stock for bonds and mortgage loans	-	3,287	-
Partnerships and LLCs contributed to MMHLLC	-	682	-
Bonds converted from long-term to short-term	-	89
Bank loan rollovers	-	5	143
Deposit-type liabilities assigned in exchange for bonds	-	-	690
Bonds received in exchange for equity of an indirect subsidiary	-	-	185
Bonds received as consideration for assignment of deposit-type liabilities	-	-	(690)
Bonds received as consideration for group annuity contracts	(490)	(905)	(1,466)
Funds held under coinsurance	(4,002)	-	-
Other	151	93	129

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

16.	Business risks, commitments and contingencies

a.	Risks and uncertainties

The Company operates in a business environment subject to various risks and uncertainties. The principal risks include insurance and underwriting risks, investment and interest rate risks, currency exchange risk and credit risk.

Insurance and underwriting risks

The Company prices its products based on estimated benefit payments reflecting assumptions with respect to mortality, morbidity, longevity, persistency, interest rates and other factors. If actual policy experience emerges that is significantly and adversely different from assumptions used in product pricing, the effect could be material to the profitability of the Company. For participating whole life products, the Company’s dividends to policyholders primarily reflect the difference between actual investment, mortality, expense and persistency experience and the experience embedded in the whole life premiums and guaranteed elements. The Company also reinsures certain life insurance and other LTC insurance policies to mitigate the impact of its underwriting risk.

Investment and interest rate risks

The fair value, cash flows and earnings of investments can be influenced by a variety of factors including changes in interest rates, credit spreads, equity markets, portfolio asset allocation and general economic conditions. The Company employs a rigorous asset/liability management process to help mitigate the economic impacts of various investment risks, in particular interest rate risk. By effectively matching the market sensitivity of assets with the liabilities they support, the impact of interest rate changes is addressed, on an economic basis, as the change in the value of the asset is offset by a corresponding change in the value of the supported liability. The Company uses derivatives, such as interest rate swaps and swaptions, as well as synthetic assets to reduce interest rate and duration imbalances determined in asset/liability analyses.

The levels of U.S. interest rates are influenced by U.S. monetary policies and by the relative attractiveness of U.S. markets to investors versus other global markets. As interest rates increase, certain debt securities may experience amortization or prepayment speeds that are slower than those assumed at purchase, impacting the expected maturity of these securities and the ability to reinvest the proceeds at the higher yields. Rising interest rates may also result in a decrease in the fair value of the investment portfolio. As interest rates decline, certain debt securities may experience accelerated amortization and prepayment speeds than what was assumed at purchase. During such periods, the Company is at risk of lower net investment income as it may not be able to reinvest the proceeds at comparable yields. Declining interest rates may also increase the fair value of the investment portfolio.

Interest rates also have an impact on the Company’s products with guaranteed minimum payouts and on interest credited to account holders. As interest rates decrease, investment spreads may contract as crediting rates approach minimum guarantees, resulting in an increased liability.

In periods of increasing interest rates, policy loans, surrenders and withdrawals may increase as policyholders seek investments with higher perceived returns. This could result in cash outflows requiring the Company to sell invested assets at a time when the prices of those assets are adversely affected by the increase in market interest rates, which could cause the Company to realize investment losses.

Currency exchange risk

The Company has currency risk due to its non-U.S. dollar investments and medium-term notes along with its indirect international operations. The Company mitigates currency risk through the use of cross-currency swaps and forward contracts. Cross-currency swaps are used to minimize currency risk for certain non-U.S. dollar assets and liabilities through a pre-specified exchange of interest and principal. Forward contracts are used to hedge movements in exchange rates.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Credit and other market risks

The Company manages its investments to limit credit and other market risks by diversifying its portfolio among various security types and industry sectors as well as purchasing credit default swaps to transfer some of the risk.

Stressed conditions, volatility and disruptions in global capital markets or in particular markets or financial asset classes can have an adverse effect on the Company, in part because the Company has a large investment portfolio and assets supporting the Company’s insurance liabilities are sensitive to changing market factors. Global market factors, including interest rates, credit spread, equity prices, real estate markets, foreign currency exchange rates, consumer spending, business investment, government spending, the volatility and strength of the capital markets, deflation and inflation, all affect the business and economic environment and, ultimately, the profitability of the Company’s business. Disruptions in one market or asset class can also spread to other markets or asset classes. Upheavals in the financial markets can also affect the Company’s business through their effects on general levels of economic activity, employment and customer behavior.

Significant volatility in the financial markets, and government actions taken in response, may exacerbate some of the risks the Company faces. The Company holds investments in energy and certain other commodity sectors, which have experienced similar overall market volatility and declines. With the continued weaker economic outlook in these sectors, there may be an increase in reported default rates or potential downgrades to the ratings of companies exposed to these sectors. In addition, concerns over the solvency of certain countries and sovereignties and the entities that have significant exposure to their debt have created market volatility. This volatility may continue to affect the performance of various asset classes until there is an ultimate resolution of the sovereign debt related concerns.

Real estate markets are monitored continuously with attention on regional differences in price performance, absorption trends and supply and demand fundamentals that can impact the rate of foreclosures and delinquencies. Public sector strengths and weaknesses, job growth and macro-economic issues are factors that are closely monitored to identify any impact on the Company’s real estate related investments.

The CMBS, RMBS and leveraged loan sectors are sensitive to evolving conditions that can impair the cash flows realized by investors and is subject to uncertainty. Management’s judgment regarding OTTI and estimated fair value depends upon the evolving investment sector and economic conditions. It can also be affected by the market liquidity, a lack of which can make it difficult to obtain accurate market prices for RMBS and other investments, including CMBS and leveraged loans. Any deterioration in economic fundamentals, especially related to the housing sector could affect management’s judgment regarding OTTI.

The Company has investments in structured products exposed primarily to the credit risk of corporate bank loans, corporate bonds or credit default swap contracts referencing corporate credit risk. Most of these structured investments are backed by corporate loans and are commonly known as collateralized loan obligations that are classified as CDOs. The portfolios backing these investments are actively managed and diversified by industry and individual issuer concentrations. Due to the complex nature of CDOs and the reduced level of transparency to the underlying collateral pools for many market participants, the recovery in CDO valuations generally lags the overall recovery in the underlying assets. Management believes its scenario analysis approach, based primarily on actual collateral data and forward looking assumptions, does capture the credit and most other risks in each pool. However, in a rapidly changing economic environment, the credit and other risks in each collateral pool will be more volatile and actual credit performance of CDOs may differ from the Company’s assumptions.

The Company continuously monitors its investments and assesses their liquidity and financial viability; however, the existence of the factors described above, as well as other market factors, could negatively impact the market value of the Company’s investments. If the Company sells its investments prior to maturity or market recovery, these investments may yield a return that is less than the Company otherwise would have been able to realize.

Asset-based fees calculated as a percentage of the separate account assets are a source of revenue to the Company. Gains and losses in the investment markets may result in corresponding increases and decreases in the Company’s separate account assets and related revenue.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Market risk arises within the Company’s employee benefit plans to the extent that the obligations of the plans are not fully matched by assets with determinable cash flows. Pension and postretirement obligations are subject to change due to fluctuations in the discount rates used to measure the liabilities as well as factors such as changes in inflation, salary increases and participants living longer. The risks are that such fluctuations could result in assets that are insufficient over time to cover the level of projected benefit obligations. In addition, increases in inflation and members living longer could increase the pension and postretirement obligations. Management determines the level of this risk using reports prepared by independent actuaries and takes action, where appropriate, in terms of setting investment strategy and determining contribution levels. In the event that the pension obligations arising under the Company’s employee benefit plans exceed the assets set aside to meet the obligations, the Company may be required to make additional contributions or increase its level of contributions to these plans.

Political Uncertainties

Political events, such as the ongoing volatility with respect to the European Union, may trigger or exacerbate the risk factors described above. Whether those underlying risk factors are driven by politics or not, the Company’s dynamic approach to managing risks enables management to utilize the mitigating actions described above to attempt to reduce the potential impact of each underlying risk factor on the Company.

b.	Leases

The Company leases office space and equipment in the normal course of business under various noncancelable operating lease agreements. Additionally, the Company, as lessee, has entered various sublease agreements with affiliates for office space, such as OppenheimerFunds, Inc. (OFI) and Barings. Total rental expense on net operating leases, recorded in general insurance expenses, was $160 million for the year ended December 31, 2017, $130 million for the year ended December 31, 2016. Net operating leases are net of sublease receipts of $10 million for the year ended December 31, 2017 and $8 million for the year ended December 31, 2016.

The Company has entered into three sale-leaseback transactions with unrelated parties to sell and leaseback certain fixed assets with book values of $120 million, $110 million and $100 million, which resulted in no gain or loss. The leases have five year terms, which expire in 2018, 2020 and 2021 with annual lease payments of approximately $24 million, $22 million and $20 million. At the end of the leases, the Company has the option to purchase the underlying assets at fair value.

Future minimum commitments for all lease obligations as of December 31, 2016 were as follows:

	Gross	Affiliated Subleases	Nonaffiliated Subleases	Net

	(In Millions)

2018	$155	$9	$2	$144
2019	124	9	2	113
2020	110	9	1	100
2021	72	7	1	64
2022	38	4	1	33
Thereafter	58	4	-	54

Total	$557	$42	$7	$508

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

c.	Guaranty funds

The Company is subject to state insurance guaranty fund laws. These laws assess insurance companies’ amounts to be used to pay benefits to policyholders and policy claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. The Company believes such assessments in excess of amounts accrued will not materially impact its financial position, results of operations or liquidity.

d.	Litigation and regulatory matters

In the normal course of business, the Company is involved in disputes, litigation and governmental or regulatory inquiries, administrative proceedings, examinations and investigations, both pending and threatened. These matters, if resolved adversely against the Company or settled, may result in monetary damages, fines and penalties or require changes in the Company’s business practices. The resolution or settlement of these matters is inherently difficult to predict. Based upon the Company’s assessment of these pending matters, the Company does not believe that the amount of any judgment, settlement or other action arising from any pending matter is likely to have a material adverse effect on the statement of financial position. However, an adverse outcome in certain matters could have a material adverse effect on the results of operations for the period in which such matter is resolved, or an accrual is determined to be required, on the financial statement financial position, or on our reputation.

The Company evaluates the need for accruals of loss contingencies for each matter. When a liability for a matter is probable and can be estimated, the Company accrues an estimate of the loss and any related insurance recoveries, if any. An accrual is subject to subsequent adjustment as a result of additional information and other developments. The resolution of matters are inherently difficult to predict, especially in the early stages of matter. Even if a loss is probable, due to many complex factors, such as speed of discovery and the timing of court decisions or rulings, a loss or range of loss may not be reasonably estimated until the later stages of the matter. For matters where a loss is material and it is either probable or reasonably possible then it is disclosed. For matters where a loss may be reasonably possible, but not probable, or is probable but not reasonably estimated, no accrual is established, but the matter, if material, is disclosed. The Company is not able to provide a reasonable estimate of the aggregate range of any reasonably possible losses related to these matters.

e.	Commitments

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. As of December 31, 2017, the Company had approximately $123 million of these unsecured funding commitments to its subsidiaries and $300 million as of December 31, 2016. The unsecured commitments are included in private placements in the table below. As of December 31, 2017 and 2016, the Company had not funded, nor had an outstanding balance due on, these commitments.

In the normal course of business, the Company enters into letter of credit arrangements. The Company had outstanding letter of credit arrangements of approximately $152 million as of December 31, 2017 and approximately $144 million as of December 31, 2016. As of December 31, 2017 and 2016, the Company did not have any funding requests attributable to these letter of credit arrangements.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

In the normal course of business, the Company enters into commitments to purchase certain investments. The majority of these commitments have funding periods that extend between one and five years. The Company is not required to fund commitments once the commitment period expires.

As of December 31, 2017, the Company had the following outstanding commitments:

	2018	2019	2020	2021	2022	Thereafter	Total

	(In Millions)

Private placements	$845	$1	$1,320	$32	$53	$210	$2,461
Mortgage loans	349	312	907	19	12	185	1,784
Real estate	-	16	204	-	-	-	220
Partnerships and LLC	481	439	292	213	350	910	2,685
LIHTCs (including equity contributions)	17	101	262	200	-	31	611

Total	$1,692	$869	$2,985	$464	$415	$1,336	$7,761

In the normal course of business the Company enters into commitments related to property lease arrangements, certain indemnities, investments and other business obligations. As of December 31, 2017 and 2016, the Company had no outstanding obligations attributable to these commitments.

f.	Guarantees

In the normal course of business the Company enters into guarantees related to employee and retirement benefits, the maintenance of subsidiary regulatory capital, surplus levels and liquidity sufficient to meet certain obligations, and other property lease arrangements. If the Company were to recognize a liability, the financial statement impact would be to recognize either an expense or an investment in a subsidiary, controlled, or affiliated entity. The Company has no expectations for recoveries from third parties should these guarantees be triggered. As of December 31, 2017 and 2016, the Company had no outstanding obligations to any obligor attributable to these guarantees.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following details contingent guarantees that are made on behalf of the Company’s subsidiaries and affiliates as of December 31, 2017.

Type of guarantee	Nature of guarantee (including term) and events and circumstances that would require the guarantor to perform under guarantee	Carrying amount of liability	Maximum potential amount of future payments (undiscounted) required under the guarantee

Employee and Retirement Benefits	The Company guarantees the payment of certain employee and retirement benefits for specific wholly-owned subsidiaries (BREA and Barings), if the subsidiary is unable to pay.	-	The liabilities for these plans of $206 million have been recorded on the subsidiaries’ books and represent the Company’s maximum obligation.

Capital and Surplus Support of Subsidiaries	Certain guarantees of the Company provide for the maintenance of a subsidiary’s regulatory capital, surplus levels and liquidity sufficient to meet certain obligations. These unlimited guarantees are made on behalf of certain wholly-owned subsidiaries. (C.M. Life, MML Bay State Life, MassMutual Asia Limited, Oppenheimer Acquisition Corp. and MassMutual Japan).	-	These guarantees are not limited and cannot be estimated.

Other Property Lease Arrangements	The Company guarantees the payment of various lease obligations on behalf of its subsidiaries and affiliates.	-	The future maximum potential obligations are immaterial to the Company.

Real Estate Development Completion Guarantee	The Company issued a construction loan for a real estate development project. The land on which the property is to be built is subject to a ground lease. In conjunction with issuing this construction loan, the Company has also issued a completion guarantee to the land owner that pays only in the event the project is not completed. The project is expected to be completed by June 2019.	-	$350 million

Secure Capital for Variable Annuity Separate Accounts	The Company guarantees the capital contributions required to be made by a variable annuity separate account contract holder in the event the contract holder fails to payoff a subscription line utilized to deploy capital for the separate account.	-	$45 million with the right to increase the line to $220 million.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

17.	Related party transactions

The Company has management and service contracts and cost-sharing arrangements with various subsidiaries and affiliates where the Company, for a fee, will furnish a subsidiary or affiliate, as required, operating facilities, human resources, computer software development and managerial services.

The Company has agreements with its subsidiaries and affiliates, including IRLLC, Copper Hill LLC (CHLLC), OFI, MML Investment Advisers, LLC, The MassMutual Trust Company, FSB, MMI and Baring International Investment Limited, where the Company receives revenue for certain recordkeeping and other services that the Company provides to customers who select, as investment options, mutual funds managed by these affiliates.

The Company has agreements with its subsidiaries, Barings, Barings Real Estate Advisers, LLC (BREA), MML Investment Advisers LLC, OFI and MassMutual Intellectual Property (MMIP), which provide investment advisory services and licensing agreements to the Company.

The following table summarizes the transactions between the Company and the related parties:

	Years Ended
	2017	2016	2015

	(In Millions)

Fee income:
Management and service contracts and cost-sharing arrangements	$341	$310	$253
Investment advisory income	23	21	24
Recordkeeping and other services	23	23	21
Fee expense:
Investment advisory services	248	303	270
Roaylty and licensing fees	26	-	-

The Company reported amounts due from subsidiaries and affiliates of $59 million as of December 31, 2017 and $69 million as of December 31, 2016. The Company reported amounts due to subsidiaries and affiliates of ($7) million as of December 31, 2017 and $37 million as of December 31, 2016. Terms generally require settlement of these amounts within 30 to 90 days.

MassMutual’s wholly owned indirect subsidiaries, Barings and BREA, invest a portion of their nonqualified compensation plan in GICs. For the year ended December 31, 2017, MassMutual credited interest on deposits of $2 million to the Barings contract and $1 million to the BREA contract. For the year ended December 31, 2016, MassMutual credited interest on deposits of $4 million to the Barings contract and $2 million to the BREA contract.

MassMutual and C.M. Life together, approved financing for MassMutual Asset Finance, LLC (MMAF) of $4,475 million for 2017 and 2016, which can be used to finance ongoing asset purchases and refinance existing Company provided lines of credit. As of December 31, 2017 and 2016, the Company approved financing of $4,229 million. During 2017, MMAF borrowed $1,781 million and repaid $1,890 million under the credit facility. During 2016 MMAF borrowed $1,647 million and repaid $1,136 million under the credit facility. Outstanding borrowings under the facility with MassMutual were $3,177 million as of December 31, 2017 and $3,286 million as of December 31, 2016. Interest for these borrowings was $73 million for the year ended December 31, 2017 and $63 million for the year ended December 31, 2016. The interest of this facility adjusts monthly based on the 30-day LIBOR.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MassMutual and C.M. Life together, approved financing of $250 million as of December 31, 2017 and 2016, for Jefferies Finance LLC (Jefferies) that can be used for the short-term financing of assets underwritten by Jefferies. As of December 31, 2017 and 2016, MassMutual approved financing of $225 million for Jefferies. During 2017, Jefferies borrowed $2,379 million and repaid $2,177 million under the credit facility. During 2016, Jefferies borrowed $203 million and repaid $178 million under the credit facility. There were no outstanding borrowings under the facility as of December 31, 2017 and 2016 and all outstanding interest had been paid. The interest of this facility is calculated based on a full pass through of interest accrued on the underlying loans purchased.

In November 2017, MassMutual contributed certain receivables of $315 million to CHLLC, a wholly-owned subsidiary. The contribution was recorded at book value with no gain or loss recognized on the transaction. In December 2017, CHLLC paid a return of capital to the Company of $305 million.

In June 2017, MassMutual contributed certain intellectual property, with no carrying value, in an affiliated transaction with IRLLC, a wholly-owned subsidiary of MassMutual and therefore no gain or loss was recognized on the transaction. In June 2017, MassMutual became party to an agreement MMIP effective June 30, 2017, that gave MassMutual the right to use certain intellectual property in the operation of its business. In 2017, MassMutual paid a fee of $26 million for these rights.

In 2017, MassMutual contributed its ownership in certain partnerships and LLCs with a carrying value of approximately $743 million to IRLLC in an affiliated transaction and therefore no gain or loss was recognized on the transaction.

On November 23, 2015, MassMutual and Pioneers Gate LLC (Pioneers Gate) completed an equity for debt swap. Pioneers Gate swapped $185 million of MassMutual’s contributed capital for $185 million of additional Pioneers Gate debt. No cash was distributed by Pioneers Gate.

The Company held debt issued by MMHLLC that amounted to $1,769 million as of December 31, 2017 and $1,769 million as of December 31, 2016. The Company recorded interest income on MMHLLC debt of $67 million in 2017 and $76 million in 2016.

The Company has reinsurance agreements with its subsidiary, C.M. Life, and its indirect subsidiary, MML Bay State, including stop-loss, coinsurance, Modco and yearly renewable term agreements on life insurance products. The Company also has coinsurance agreements with C.M. Life where the Company assumes substantially all of the premium on certain universal life policies.

As of December 31, 2017, the net reinsurance amounts due to C.M. Life and MML Bay State were $39 million and as of December 31, 2016, the net reinsurance amounts due to C.M. Life and MML Bay State were $66 million. These outstanding balances are due and payable with terms ranging from monthly to annually, depending on the agreement in effect.

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

The following table summarizes the reinsurance transactions for these reinsurance agreements:

	Years Ended December 31,
	2017	2016	2015

	(In Millions)

Premium assumed	$52	$53	$57
Modco adjustments, included in fees and other income	14	9	15
Expense allowance on reinsurance assumed, included in commissions	(20)	(21)	(21)
Policyholders’ benefits	(134)	(109)	(97)
Experience refunds paid	1	-	-

For further information on common stocks - subsidiaries and affiliates, refer to Note 5c. “Common stocks - subsidiaries and affiliates.”

In the normal course of business, the Company provides specified guarantees and funding to MMHLLC and certain of its subsidiaries. Refer to Note 16e. “Commitments” for information on the Company’s accounting policies regarding these related party commitments and Note 16f. “Guarantees” for information on the guarantees.

18.	Business combinations and goodwill

On July 1, 2016, the Company acquired the PCG. The advisor force includes more than 40 local sales and advisory operations and approximately 4,000 advisors across the country, which expands the Company’s existing MMFA to more than 9,200 financial professionals. The purchase of MSIFS was accounted for under the statutory purchase method, classified as investments in common stocks – subsidiaries and affiliates at a cost of $126 million and resulted in the recognition of statutory goodwill of $38 million. The Company also paid $162 million of cash to acquire the remaining PCG assets of $251 million and liabilities of $89 million, which includes the $41 million of liabilities as disclosed in Note 12. “Employee benefit plans”. The remaining PCG assets include $208 million of assets that are nonadmitted. The Company recorded $4 million of goodwill amortization in 2017.

19.	Subsequent events

Management of the Company has evaluated subsequent events through February 16, 2018, the date the financial statements were available to be issued.

On January 11, 2018, MassMutual issued a $500 million funding agreement with a 2.95% fixed rate and a 7-year maturity.

No additional events have occurred subsequent to the date of the Statements of Financial Position.

20.	Subsidiaries and affiliated companies

A summary of ownership and relationship of the Company and its subsidiaries and affiliated companies as of December 31, 2017 is illustrated below. Subsidiaries are wholly owned, except as noted.

Subsidiaries of Massachusetts Mutual Life Insurance Company

C.M. Life Insurance Company

MML Mezzanine Investor L, LLC

Berkshire Way

MML Special Situations Investor LLC

Timberland Forest Holding LLC

WP – SC, LLC – 81% (remaining 19% owned by C.M. Life Insurance Company)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

MSP – SC, LLC

Country Club Office Plaza LLC – 88% (remaining 12% owned by C.M. Life Insurance Company)

Insurance Road LLC

MM Copper Hill Road LLC

Invicta Advisors LLC

Jefferies Finance LLC– 50% (remaining 50% owned by Jefferies Group, Inc.)

MassMutual Retirement Services, LLC

MML Distributors LLC – 99% (remaining 1% owned by MassMutual Holding LLC)

MML Investment Advisers, LLC

MML Mezzanine Investor, LLC

MML Strategic Distributors, LLC

The MassMutual Trust Company, FSB

MassMutual Asset Finance LLC

MassMutual Mortgage Lending LLC

MML Private Placement Investment Company I, LLC

MML Private Equity Fund Investor LLC

MM Private Equity Intercontinental LLC

Pioneers Gate LLC

MassMutual Holding LLC

MassMutual International, LLC

MML Management Corporation

MML Mezzanine Investor II, LLC

MML Mezzanine Investor III, LLC

MassMutual External Benefits Group LLC

Subsidiaries of C.M. Life Insurance Company

MML Bay State Life Insurance Company

CML Mezzanine Investor, LLC

CML Mezzanine Investor L, LLC

CML Mezzanine Investor III, LLC

CML Special Situations Investor LLC

Subsidiaries of MML Bay State Life Insurance Company

(No subsidiaries)

Subsidiaries of Timberland Forest Holding LLC

Lyme Adirondack Forest Company, LLC

Subsidiaries of Insurance Road LLC

MassMutual Trad Private Equity LLC

MassMutual Intellectual Property LLC

MML Investment Advisers, LLC

(No Subsidiaries)

Subsidiaries of MassMutual Asset Finance LLC

MMAF Equipment Finance LLC 2009-A

MMAF Equipment Finance LLC 2011-A

Pioneers Gate LLC

(No subsidiaries)

Subsidiaries of MassMutual Holding LLC

Fern Street LLC

First Mercantile Trust Company

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Haven Life Insurance Agency, LLC

MassMutual Assignment Company

MassMutual Capital Partners LLC

MassMutual Ventures LLC

MM Rothesay Holdco US LLC

MML Investors Services, LLC

LifeScore Labs, LLC

MM Asset Management Holding LLC

Subsidiaries of MassMutual International LLC

MassMutual Asia Limited

MassMutual Life Insurance Company

MassMutual Internacional (Chile) SpA

Subsidiaries of MML Management Corporation

MassMutual Holding MSC, Inc.

MassMutual International Holding MSC, Inc.

MSI Financial Services, Inc.

(No subsidiaries)

Subsidiaries of Barings LLC (a subsidiary of MM Asset Management Holding LLC)

Barings Finance LLC

Barings Securities LLC

Barings Guernsey Limited

Barings Advisers (Japan) KK

Barings Multifamily Capital Holdings LLC

Barings Real Estate Advisers Inc.

Barings Real Estate Advisers Japan K.K.

Barings Real Estate UK Holdings Limited

MassMutual Baring Holding, LLC

Barings Australia Holding Company Pty Ltd.

Barings Investment Advisers (Hong Kong) Ltd

Subsidiaries of OppenheimerFunds, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

OppenheimerFunds Distributor, Inc.

Oppenheimer Real Asset Management, Inc.

OFI Global Institutional, Inc.

OFI SteelPath, Inc.

Shareholder Services, Inc.

OFI Advisors, LLC

OFI Global Asset Management, Inc.

OFI Private Investments, Inc.

Subsidiaries of OppenheimerFunds Distributor, Inc.

(No subsidiaries)

Subsidiaries of Tremont Group Holdings, Inc. (an indirect subsidiary of MM Asset Management Holding LLC)

Tremont Partners, LLC

Tremont GP, LLC

Settlement Agent LLC

Tremont (Bermuda) Limited

Subsidiaries of Baring Asset Management Limited (an indirect subsidiary of MassMutual Baring Holding LLC)

Baring International Investment Limited

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

Baring International Investment Management Holdings Limited

Baring Fund Managers Limited

Baring Pension Trustees Limited

Baring Investment Services Limited

Subsidiaries of Baring International Investment Limited

(No subsidiaries)

Information regarding filings of Subsidiaries and Controlled Affiliates

The following presents certain information regarding the Company’s valuation filings for non-domestic insurance subsidiaries and controlled affiliates of the Company:

		As of December 31, 2017

	CUSIP	Gross Value	Non- admitted	Admitted	Latest Filing	2016 Approved Valuation	Filing Code	Valuation Method Disallowed?

	($ in Millions)

MassMutual Holding LLC	57543#-11-8	$9,116	$-	$9,116	6/29/2017	$8,870	Sub-2	No
The MassMutual Trust Co, FSB	57631@-10-5	22	-	22	6/27/2017	19	Sub-2	No
Cornerstone Global REIT Corp	21926@-10-5	-	-	-	6/22/2017	2	Sub-2	No
MML Management Corporation	55338@105	956	-	956	6/27/2017	-	Sub-1	No

Aggregate Total:		$10,094	$-	$10,094		$8,891

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

21.	Impairment listing for loan-backed and structured securities

The following are the total cumulative adjustments and impairments for loan-backed and structured securities since July 1, 2009:

Period Ended	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
December 31, 2017	$3,949,512.96	$-	$3,949,512.96	$1,958,758.69	$(1,990,754.27)	$1,958,758.69	$2,023,951.71
September 30, 2017	4,436,541.89	-	4,436,541.89	876,942.38	(3,559,599.51)	876,942.38	4,647,683.14
June 30, 2017	40,538,550.91	-	40,538,550.91	39,808,955.56	(729,595.35)	39,808,955.56	60,990,731.58
March 31, 2017	41,788,379.55	-	41,788,379.55	41,391,888.99	(396,490.56)	41,391,888.99	56,156,935.64
December 31, 2016	42,175,937.60	-	42,175,937.60	42,045,720.84	(130,216.76)	42,045,720.84	54,619,477.38
September 30, 2016	44,266,477.52	-	44,266,477.52	41,890,535.09	(2,375,942.43)	41,890,535.09	61,300,065.96
June 30, 2016	49,097,216.64	-	49,097,216.64	48,202,702.65	(894,513.99)	48,202,702.65	63,207,410.31
March 31, 2016	57,985,070.61	-	57,985,070.61	55,783,978.83	(2,201,091.78)	55,783,978.83	70,578,396.73
December 31, 2015	4,881,393.98	-	4,881,393.98	4,783,193.97	(98,200.01)	4,783,193.97	4,728,735.62
September 30, 2015	50,531,382.40	-	50,531,382.40	45,665,858.52	(4,865,523.88)	45,665,858.52	58,523,652.24
June 30, 2015	66,924,926.70	-	66,924,926.70	65,240,585.41	(1,684,341.29)	65,240,585.41	72,953,475.23
March 31, 2015	17,856,447.05	-	17,856,447.05	17,681,510.35	(174,936.70)	17,681,510.35	17,553,998.88
December 31, 2014	69,225,742.98	-	69,225,742.98	68,301,291.28	(924,451.70)	68,301,291.28	79,410,553.48
September 30, 2014	645,720.82	-	645,720.82	604,437.11	(41,283.71)	604,437.11	627,381.39
June 30, 2014	57,012,606.16	-	57,012,606.16	55,422,168.01	(1,590,438.15)	55,422,168.01	75,253,387.54
March 31, 2014	91,702,041.47	-	91,702,041.47	80,744,073.99	(10,957,967.48)	80,744,073.99	97,672,070.74
December 31, 2013	113,707,950.98	-	113,707,950.98	108,815,640.18	(4,892,310.80)	108,815,640.18	111,783,051.88
September 30, 2013	81,945,730.49	-	81,945,730.49	80,589,482.19	(1,356,248.30)	80,589,482.19	77,049,314.39
June 30, 2013	147,215,936.13	-	147,215,936.13	142,140,571.53	(5,075,364.60)	142,140,571.53	130,973,022.96
March 31, 2013	194,772,024.52	-	194,772,024.52	188,372,088.50	(6,399,936.02)	188,372,088.50	176,678,910.26
December 31, 2012	378,096,660.04	-	378,096,660.04	366,323,110.21	(11,773,549.83)	366,323,110.21	333,086,072.58
September 30, 2012	816,573,456.06	-	816,573,456.06	788,350,822.82	(28,222,633.24)	788,350,822.82	697,683,288.85
June 30, 2012	912,025,936.52	-	912,025,936.52	890,494,220.76	(21,531,715.76)	890,494,220.76	708,872,106.49
March 31, 2012	1,095,018,529.18	-	1,095,018,529.18	1,058,132,041.09	(36,886,488.09)	1,058,132,041.09	841,095,012.78
December 31, 2011	1,090,904,993.06	-	1,090,904,993.06	1,056,761,288.41	(34,143,704.65)	1,056,761,288.41	754,310,837.90
September 30, 2011	762,320,631.78	-	762,320,631.78	738,510,047.63	(23,810,584.15)	738,510,047.63	546,494,231.96
June 30, 2011	1,130,732,656.14	-	1,130,732,656.14	1,078,535,670.23	(52,196,985.91)	1,078,535,670.23	839,143,290.12
March 31, 2011	1,097,705,351.09	-	1,097,705,351.09	1,068,852,203.67	(28,853,147.42)	1,068,852,203.67	816,688,348.33
December 31, 2010	968,742,508.30	-	968,742,508.30	950,111,416.81	(18,631,091.49)	950,111,416.81	708,895,636.97
September 30, 2010	915,728,029.86	-	915,728,029.86	889,896,058.18	(25,831,971.68)	889,896,058.18	673,462,492.71
June 30, 2010	1,362,887,892.31	-	1,362,887,892.31	1,335,628,211.52	(27,259,680.79)	1,335,628,211.52	975,241,505.93
March 31, 2010	1,471,905,695.71	-	1,471,905,695.71	1,391,337,542.96	(80,568,152.75)	1,391,337,542.96	1,015,645,802.04
December 31, 2009	1,349,124,213.70	-	1,349,124,213.70	1,290,817,167.68	(58,307,046.02)	1,290,817,167.68	852,088,739.42
September 30, 2009	2,953,442,689.02	(106,853,708.32)	2,846,588,980.70	2,700,948,264.43	(145,640,716.27)	2,700,948,264.43	1,692,409,639.54
Totals		$(106,853,708.32)			$(643,996,675.34)

The following is the impairment listing for loan-backed and structured securities for the three months ended December 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
03927RAA2	2,886,562.89	-	2,886,562.89	1,464,907.06	(1,421,655.83)	1,464,907.06	1,481,241.11
03927RAB0	910,639.01	-	910,639.01	363,542.69	(547,096.32)	363,542.69	362,175.51
07386HCP4	7,994.89	-	7,994.89	1,386.05	(6,608.84)	1,386.05	2,673.29
12669GMS7	25,100.71	-	25,100.71	21,923.44	(3,177.27)	21,923.44	21,921.13
22541QQR6	21,202.35	-	21,202.35	12,504.34	(8,698.01)	12,504.34	16,105.52
2254W0NK7	97,695.32	-	97,695.32	94,495.11	(3,200.21)	94,495.11	139,833.41

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

86359ACG6	317.79	-	317.79	-	(317.79)	-	1.74
Totals	$3,949,512.96	$-	$3,949,512.96	$1,958,758.69	$(1,990,754.27)	$1,958,758.69	$2,023,951.71

The following is the impairment listing for loan-backed and structured securities for the three months ended September 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
22541NMA4	42,273.18	-	42,273.18	41,434.09	(839.09)	41,434.09	41,095.03
22541NMB2	11,868.56	-	11,868.56	11,634.10	(234.46)	11,634.10	11,534.82
22541SSD1	12,232.04	-	12,232.04	19.50	(12,212.54)	19.50	5,978.48
52108MDP5	3,497,947.00	-	3,497,947.00	-	(3,497,947.00)	-	1,925,412.53
55274SAM3	167,196.18	-	167,196.18	153,990.63	(13,205.55)	153,990.63	179,428.50
76110W4J2	1,131.15	-	1,131.15	229.03	(902.12)	229.03	555.83
88157QAL2	686,944.68	-	686,944.68	660,920.66	(26,024.02)	660,920.66	2,125,942.76
89789KAC9	16,949.10	-	16,949.10	8,714.37	(8,234.73)	8,714.37	357,735.19
Totals	$4,436,541.89	$-	$4,436,541.89	$876,942.38	$(3,559,599.51)	$876,942.38	$4,647,683.14

The following is the impairment listing for loan-backed and structured securities for the three months ended June 30, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
76110H4M8	4,413.15	-	4,413.15	2,326.35	(2,086.80)	2,326.35	4,073.27
86358RLG0	3,484.71	-	3,484.71	2,669.64	(815.07)	2,669.64	30,170.77
86359ACG6	16,323.86	-	16,323.86	2.02	(16,321.84)	2.02	2.49
88157QAL2	774,182.08	-	774,182.08	675,598.95	(98,583.13)	675,598.95	1,947,675.43
89789KAC9	17,294.14	-	17,294.14	8,919.66	(8,374.48)	8,919.66	356,046.75
77277LAF4	22,514,590.18	-	22,514,590.18	22,167,493.44	(347,096.74)	22,167,493.44	34,318,674.16
77277LAH0	1,135,087.94	-	1,135,087.94	1,118,158.56	(16,929.38)	1,118,158.56	2,738,435.22
77277LAJ6	16,073,174.85	-	16,073,174.85	15,833,786.94	(239,387.91)	15,833,786.94	21,595,653.49
Totals	$40,538,550.91	$-	$40,538,550.91	$39,808,955.56	$(729,595.35)	$39,808,955.56	$60,990,731.58

The following is the impairment listing for loan-backed and structured securities for the three months ended March 31, 2017:

CUSIP	Amortized Cost before Cumulative Adjustment	Cumulative Adjustment	Amortized Cost before OTTI	Projected Cash Flow	Recognized OTTI	Amortized Cost after OTTI	Fair Value
17307GH76	$274,893.76	$-	$274,893.76	$44,730.49	$(230,163.27)	$44,730.49	$152,776.75
22541QJR4	11,175.33	-	11,175.33	53.52	(11,121.81)	53.52	6,865.92
32051DCK6	182,177.17	-	182,177.17	160,728.11	(21,449.06)	160,728.11	179,180.14
55274SAM3	225,789.88	-	225,789.88	209,839.17	(15,950.71)	209,839.17	218,832.17
86358RA23	1,326,199.14	-	1,326,199.14	1,253,635.93	(72,563.21)	1,253,635.93	1,289,098.83
86359ACG6	6,287.32	-	6,287.32	48.80	(6,238.52)	48.80	2.41
US77277LAF40	22,537,014.10	-	22,537,014.10	22,514,590.18	(22,423.92)	22,514,590.18	31,699,906.98
US77277LAH06	1,136,181.78	-	1,136,181.78	1,135,087.94	(1,093.84)	1,135,087.94	2,662,526.10
US77277LAJ61	16,088,661.07	-	16,088,661.07	16,073,174.85	(15,486.22)	16,073,174.85	19,947,746.34
Totals	$41,788,379.55	$-	$41,788,379.55	$41,391,888.99	$(396,490.56)	$41,391,888.99	$56,156,935.64

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY

NOTES TO STATUTORY FINANCIAL STATEMENTS, continued

22.	Structured Notes

A structured note is a direct debt issuance by a corporation, municipality, or government entity, ranking pari-passu with the issuer’s other debt issuance of equal seniority where either: (a) the coupon and/or principal payments are linked, in whole or in part, to prices or payment streams from index or indices, or assets deriving their value from other than the issuer’s credit quality, or (b) the coupon and/or principal payments are leveraged by a formula that is different from either a fixed coupon, or a non-leveraged floating rate coupon linked to an interest rate index, including but not limited to LIBOR or the prime rate. As structured notes are issuer obligations without a trust, they are within the scope of SSAP No. 26R, “Bonds, Excluding Loan-backed and Structured Securities”. Structured notes are different than the asset backed structured securities, which are accounted for under SSAP No. 43R, “Loan-Backed and Structured Securities”, as they lack either a trust or assets backing them. The disclosure below allows regulators to assess the volume of activity in structured notes and to determine whether additional accounting or reporting revisions, such as valuation and risk-based capital, are needed. To satisfy this request, the Company is required to separately identify structured notes, on a CUSIP basis and provide information by CUSIP for actual cost, fair value, book/adjusted carrying value, and whether the structured note is a mortgage-referenced security. The following sets forth the actual cost, fair value and carrying value of structured notes as of December 31, 2017:

CUSIP Identification	Actual Cost	Fair Value	Book / Adjusted Carrying Value	Mortgage- Referenced Security (YES/NO)
3137G0EQ8	$836,289	$837,227	$836,289	YES
3137G0HQ5	1,058,318	1,060,396	1,058,318	YES
391164AF7	8,467,560	8,283,764	8,234,722	NO
5262720	1,262,834	1,268,626	1,270,727	NO
912810FR4	4,944,283	6,292,872	5,593,897	NO
912810PS1	1,874,118	2,718,974	2,310,670	NO
912810RF7	67,974,258	85,528,045	80,374,392	NO
BYZK109	9,327,385	10,243,850	9,347,705	NO
XS0841385411	937,950	937,950	951,189	NO
Total	$96,682,995	$117,171,704	$109,977,909

PART C

OTHER INFORMATION

Item 26.	Exhibits

Exhibit (a)	Resolution of the Board of Directors of Massachusetts Mutual Life Insurance Company, establishing the Separate Account – Incorporated by reference to Initial Registration Statement File No. 333-22557 filed February 28, 1997

Exhibit (b)	Not Applicable

Exhibit (c)	i.	Underwriting and Servicing Agreement dated December 16, 2014 by and between MML Investors Services, Inc. and Massachusetts Mutual Life Insurance Company – Incorporated by reference to Initial Registration Statement File No. 333-202684 filed March 12, 2015

	ii.	Underwriting and Servicing Agreement (Distribution Servicing Agreement) dated December 16, 2014 by and between MML Distributors, LLC and Massachusetts Mutual Life Insurance Company on behalf of Massachusetts Mutual Variable Life Separate Account I – Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement File No. 333-22557 filed April 28, 2015

	iii.	Template for Insurance Products Distribution Agreement (MMLD) (Version 04/15) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-206438 filed December 15, 2015

Exhibit (d)	i.	Form of Group Flexible Premium Variable Adjustable Life Insurance Policy – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	ii.	Form of Group Flexible Premium Variable Adjustable Life Insurance Certificate – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	iii.	Accelerated Benefits For Terminal Illness Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	iv.	Accidental Death Benefit Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	v.	Children’s Level Term Insurance Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	vi.	Overloan Protection Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	vii.	Spouse Level Term Life Insurance Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	viii.	Waiver of Monthly Charges Rider – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

Exhibit (e)	i.	Group Flexible Premium Variable Adjustable Life Insurance –Employer Master Application & Temporary Life Insurance Agreement – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	ii.	Group Flexible Premium Variable Adjustable Life Insurance Policy – Employee Application – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

	iii.	Group Flexible Premium Variable Adjustable Life Insurance Policy – Insurance Enrollment Form – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

Exhibit (f)	i.	Charter documentation as amended through August 10, 2008 of Massachusetts Mutual Life Insurance Company – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-50410 filed November 24, 2008

	ii.	By-Laws of Massachusetts Mutual Life Insurance Company as adopted April 8, 2015 – Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement File No. 333-150916 filed April 28, 2015

Exhibit (g)	Reinsurance Contracts

	i.	Hannover Life Reassurance Company of America

		—	Automatic YRT Agreement effective December 1, 2015 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-206438 filed April 27, 2016

	ii.	Swiss Re Life & Health America Inc.

		—	Automatic YRT Agreement effective December 1, 2015 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-206438 filed April 27, 2016

Exhibit (h)	i.	Participation, Selling, Servicing Agreements:

		a.	Fidelity Funds

			1.	Amended and Restated Participation Agreement dated May 22, 2017 (Fidelity® Variable Insurance Products Fund, Fidelity® Variable Insurance Products Fund II, Fidelity® Variable Insurance Products Fund III, Fidelity® Variable Insurance Products Fund IV, Fidelity® Variable Insurance Products Fund V, Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed on or about April 24, 2018

•      First Amendment dated May 22, 2017 to the Amended and Restated Participation Agreement dated May 22, 2017 – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed on or about April 24, 2018

			2.	Summary Prospectus Agreement effective May 1, 2011 (Fidelity Distributors Corporation and Massachusetts Mutual Life Insurance Company, C.M. Life Insurance Company, and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

			3.	Service Contract dated January 1, 2004 (MML Investors Services, LLC, MML Strategic Distributors, LLC, and MML Distributors, LLC) – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

• First Amendment dated October 1, 2008 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

• Second Amendment dated May 22, 2017 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

			4.	Service Agreement dated October 1, 1999 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

• Amendment dated May 22, 2017 – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-215823 filed June 14, 2017

• Second Amendment dated December 13, 2017 – Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916 filed on or about April 24, 2018

		b.	Ivy Funds

			–	Participation Agreement dated as of October 25, 2012 (Waddell & Reed, Inc., Ivy Funds Variable Insurance Portfolios and Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-109620 filed April 25, 2013

• First Amendment dated January 18, 2013 – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-109620 filed April 25, 2013

• Second Amendment dated June 12, 2015 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-203063 filed June 18, 2015

● Third Amendment dated February 18, 2016 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-206438 filed April 26, 2017

● Fourth Amendment dated October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-206438 filed April 26, 2017

.				● Fifth Amendment dated March 1, 2017 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-206438 filed April 26, 2017

			–	Services Agreement dated October 25, 2012 by and among Waddell & Reed, Inc., Massachusetts Mutual Life Insurance Company and MML Distributors, LLC – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

• Amendment No. 1 effective April 1, 2014 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

• Amendment No. 2 to Services Agreement effective April 15, 2015 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-206438 filed April 27, 2016

● Amendment No. 3 to Service Agreement effective October 1, 2016 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-206438 filed April 26, 2017

c.	MML Funds

	–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 62 to Registration Statement File No. 002-39334 filed August 22, 2007

●	First Amendment – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

●	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

●	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

●	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 78 to Registration Statement File No. 002-39334 filed March 2, 2011

●	Fifth Amendment dated August 28, 2012 – Incorporated by reference to Post-Effective Amendment No. 87 to Registration Statement File No. 002-39334 filed March 1, 2013

●	Sixth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

●	Seventh Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

d.	MML II Funds

	–	Participation Agreement dated November 17, 2005 (MML Series Investment Fund II, Massachusetts Mutual Life Insurance Company and MML Bay State Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 4 to Registration Statement File No. 333-122804 filed April 30, 2008

●	First Amendment effective November 17, 2005 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

●	Second Amendment dated as of August 26, 2008 – Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed September 12, 2008

●	Third Amendment dated as of April 9, 2010 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

●	Fourth Amendment dated and effective July 23, 2010 – Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement File No. 333-122804 filed March 2, 2011

●	Fifth Amendment dated August 1, 2011 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

●	Sixth and Seventh Amendments dated and effective August 28, 2012 and November 12, 2012 – Incorporated by reference to Post-Effective Amendment No. 22 to Registration Statement File No. 333- 122804 filed March 1, 2013

●	Eighth Amendment dated April 1, 2014 – Incorporated by reference to Post-Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

●	Ninth Amendment dated August 11, 2015 – Incorporated by reference to Initial Registration Statement File No. 333-206438 filed August 17, 2015

e.	Oppenheimer Funds

	–	Participation Agreement, entered into as of May 1, 2006 and executed on November 20, 2007, (Oppenheimer Variable Account Funds, OppenheimerFunds, Inc., Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post- Effective Amendment No. 17 to Registration Statement File No. 333-50410 filed April 25, 2008

●	Amendment No. 1 effective April 3, 2008 – Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement File No. 333-150916 filed April 28, 2009

●	Amendment No. 2 effective June 8, 2009 – Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement File No. 333-150916 filed April 27, 2010

●	Amendment No. 3 effective October 13, 2010 – Incorporated by reference to Post-Effective Amendment No. 17 to Registration Statement File No. 333-45039 filed April 25, 2012

●	Amendment No. 4 dated April 1, 2014 – Incorporated by reference to Post- Effective Amendment No. 6 to Registration Statement File No. 333-150916 filed April 28, 2014

ii.	Shareholder Information Agreements (Rule 22c-2 Agreements)

	a.	Fidelity Distributors Corporation effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	b.	Ivy Funds Variable Insurance Portfolios dated November 13, 2012 (Massachusetts Mutual Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 18 to Registration Statement File No. 333-109620 filed April 25, 2013

	c.	MML Series Investment Fund effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	d.	MML Series Investment Fund II effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

	e.	OppenheimerFunds Services, OppenheimerFunds Distributor, Inc. effective October 16, 2007 (Massachusetts Mutual Life Insurance Company, MML Bay State Life Insurance Company, and C.M. Life Insurance Company) – Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement File No. 333-50410 filed April 25, 2007

Exhibit (i)	Not Applicable

Exhibit (j)	Not Applicable

Exhibit (k)	Opinion and Consent of Counsel as to the legality of the securities being registered – Incorporated by reference to Pre-Effective Amendment No. 2 to Registration Statement File No. 333-206438 filed December 15, 2015

Exhibit (l)	Not Applicable

Exhibit (m)	Not Applicable

Exhibit (n)	i.	Auditor Consents:

• Company Financial Statements * • Separate Account Financial Statements *

	ii.	Powers of Attorney for:

		• Roger W. Crandall	• Jeffrey H. Leiden
		• Karen H. Bechtel	• Laura J. Sen
		• Mark T. Bertolini	• William T. Spitz
		• Karen A. Corbet	• H. Todd Stitzer
		• James H. DeGraffenreidt, Jr.	• Elizabeth A. Ward
• Isabel D. Goren

– Incorporated by reference to Post-Effective Amendment No. 9 to Registration Statement File No. 333-150916 filed April 26, 2017

	iii.	Powerof Attorney for:

• Sean Newth

– Incorporated by reference to Post-Effective Amendment No. 28 to Registration Statement File No. 333-50410 filed November 21, 2017

Exhibit (o)	Not Applicable

Exhibit (p)	Not Applicable

Exhibit (q)	SEC Procedures Memorandum dated April 23, 2018, describing Massachusetts Mutual Life Insurance Company issuance, transfer, and redemption procedures for the Certificate *

*	filed herewith

Item 27.	Directors and Officers of the Depositor

Directors of Massachusetts Mutual Life Insurance Company

Roger W. Crandall, Director, Chairman 1295 State Street B101 Springfield, MA 01111	Kathleen A. Corbet, Director 49 Cross Ridge Road New Canaan, CT 06840	Karen Bechtel, Director 100 South Point Drive, Apt 3604 Miami, FL 33139
Mark T. Bertolini, Director 151 Farmington Avenue Hartford, CT 06156	James H. DeGraffenreidt, Jr., Director 1340 Smith Avenue Suite 200 Baltimore, MD 21209	Isabella D. Goren, Director 16228 Shadybank Drive Dallas, TX 7524
Jeffrey M. Leiden, Director 50 Northern Avenue Boston, MA 02210	Marc Racicot, Director 28013 Swan Cove Drive Bigfork, MT 59911	Laura J. Sen, Director 95 Pembroke Street, Unit 1 Boston, MA 02118
William T. Spitz, Director 16 Wynstone Nashville, TN 37215	H. Todd Stitzer, Lead Director 1312 Casey Key Road Nokomis, FL 34275

Principal Officers of Massachusetts Mutual Life Insurance Company

Todd G. Picken, Corporate Vice President and Treasurer 1295 State Street Springfield, MA 01111	Melvin T. Corbett, Executive Vice President and Chief Investment Officer 1295 State Street Springfield, MA 01111
Roger W. Crandall, President and Chief Executive Officer (principal executive officer) 1295 State Street B101 Springfield, MA 01111	Pia Flanagan, Vice President, Corporate Secretary & Chief of Staff 1295 State Street Springfield, MA 01111
Michael J. O’Connor, Senior Vice President and General Counsel 1295 State Street Springfield, MA 01111	Mark Roellig, Executive Vice President, Head of Technology and Administration 1295 State Street Springfield, MA 01111
Elizabeth A. Ward, Executive Vice President, Chief Financial Officer and Chief Actuary 1295 State Street Springfield, MA 01111	Susan Cicco, Senior Vice President, Chief Human Resources and Communications Officer 1295 State Street Springfield, MA 01111
Michael Fanning, Executive Vice President - MassMutual U.S. 1295 State Street Springfield, MA 01111	Gareth F. Ross, Senior Vice President -Chief Customer Officer 1295 State Street Springfield, MA 01111
Sean Newth, Chief Accounting Officer and Corporate Controller 1295 State Street Springfield, MA 01111	Geoff Craddock, Chief Risk Officer 1295 State Street Springfield, MA 01111

Item 28.	Persons Controlled by or Under Common Control with the Depositor or the Registrant

Incorporated herein by reference to Item 28 in Post-Effective Amendment No. 10 to Registration Statement File No. 333-150916, as filed with the Securities and Exchange Commission on or about April 24, 2018.

Item 29.	Indemnification

MassMutual directors and officers are indemnified under Article V. of the by-laws of Massachusetts Mutual Life Insurance Company, as set forth below.

ARTICLE V. of the By-laws of MassMutual provides for indemnification of directors and officers as follows:

ARTICLE V.

INDEMNIFICATION

Subject to limitations of law, the Company shall indemnify:

(a)	each director, officer or employee;

(b)	any individual who serves at the request of the Company as a director, board member, committee member, partner, trustee, officer or employee of any foreign or domestic organization or any separate investment account; or

(c)	any individual who serves in any capacity with respect to any employee benefit plan,

from and against all loss, liability and expense imposed upon or incurred by such person in connection with any threatened, pending or completed action, claim, suit, investigation or proceeding of any nature whatsoever, in which such person may be involved or with which he or she may be threatened to be involved, by reason of any alleged act, omission or otherwise while serving in any such capacity, whether such action, claim, suit, investigation or proceeding is civil, criminal, administrative, arbitrative, or investigative and/or formal or informal in nature. Indemnification shall be provided although the person no longer serves in such capacity and shall include protection for the person’s heirs and legal representatives.

Indemnities hereunder shall include, but not be limited to, all costs and reasonable counsel fees, fines, penalties, judgments or awards of any kind, and the amount of reasonable settlements, whether or not payable to the Company or to any of the other entities described in the preceding paragraph, or to the policyholders or security holders thereof.

Notwithstanding the foregoing, no indemnification shall be provided with respect to:

(1)	any matter as to which the person shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his or her action was in the best interests of the Company or, to the extent that such matter relates to service with respect to any employee benefit plan, in the best interests of the participants or beneficiaries of such employee benefit plan;

(2)	any liability to any entity which is registered as an investment company under the Federal Investment Company Act of 1940 or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office; and

(3)	any action, claim or proceeding voluntarily initiated by any person seeking indemnification, unless such action, claim or proceeding had been authorized by the Board of Directors or unless such person’s indemnification is awarded by vote of the Board of Directors.

In any matter disposed of by settlement or in the event of an adjudication which in the opinion of the General Counsel or his or her delegate does not make a sufficient determination of conduct which could preclude or permit indemnification in accordance with the preceding paragraphs (1), (2) and (3), the person shall be entitled to indemnification unless, as determined by the majority of the disinterested directors or in the opinion of counsel (who may be an officer of the Company or outside counsel employed by the Company), such person’s conduct was such as precludes indemnification under any such paragraph. The termination of any action, claim, suit, investigation or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he or she reasonably believed to be in the best interests of the Company.

The Company may at its option indemnify for expenses incurred in connection with any action or proceeding in advance of its final disposition, upon receipt of a satisfactory undertaking for repayment if it be subsequently determined that the person thus indemnified is not entitled to indemnification under this Article V.”

To provide certainty and more clarification regarding the indemnification provisions of the Bylaws set forth above, MassMutual has entered into indemnification agreements with each of its directors, and with each of its officers who serve as a director of a subsidiary of MassMutual, (a “Director”). Pursuant to the Agreements, MassMutual agrees to indemnify a Director, to the extent legally permissible, against (a) all expenses, judgments, fines and settlements (“Costs”), liabilities, and penalties paid in connection with a proceeding involving the Director because he or she is a director if the Director (i) acted in good faith, (ii) reasonably believed the conduct was in the Company’s best interests; (iii) had no reasonable cause to believe the conduct was unlawful (in a criminal proceeding); and, (iv) engaged in conduct for which the Director shall not be liable under MassMutual’s Charter or By-Laws. MassMutual further agrees to indemnify a Director, to the extent permitted by law, against all Costs paid in connection with any proceeding (i) unless the Director breached a duty of loyalty, (ii) except for liability for acts or omissions not in good faith, involving intentional misconduct or a knowing violation of law, (iii) except for liability under Section 6.40 of Chapter 156D of Massachusetts Business Corporation Act (“MBCA”), or (iv) except for liability related to any transaction from which the Director derived an improper benefit. MassMutual will also indemnify a Director, to the fullest extent authorized by the MBCA, against all expenses to the extent the Director has been successful on the merits or in defense of any proceeding. If any court determines that despite an adjudication of liability to MassMutual or its subsidiary that the Director is entitled to indemnification, MassMutual will indemnify the Director to the extent permitted by law. Subject to the Director’s obligation to pay MassMutual in the event that the Director is not entitled to indemnification, MassMutual will pay the expenses of the Director prior to a final determination as to whether the Director is entitled to indemnification.

RULE 484 UNDERTAKING

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.	Principal Underwriters

(a)	MML Investors Services, LLC (“MMLIS”) serves as principal underwriter of the contracts/policies/certificates sold by its registered representatives, and MML Distributors, LLC (“MML Distributors”) serves as principal underwriter of the certificates sold by registered representatives of other broker-dealers who have entered into distribution agreements with MML Distributors.

MMLIS and MML Distributors, either jointly or individually, act as principal underwriters for:

Massachusetts Mutual Variable Life Separate Account I, Massachusetts Mutual Variable Annuity Separate Account 1, Massachusetts Mutual Variable Annuity Separate Account 2, Massachusetts Mutual Variable Annuity Separate Account 3, Massachusetts Mutual Variable Annuity Separate Account 4, Panorama Separate Account, Connecticut Mutual Variable Life Separate Account I, MML Bay State Variable Life Separate Account I, MML Bay State Variable Annuity Separate Account 1, Panorama Plus Separate Account, C.M. Multi-Account A, C.M. Life Variable Life Separate Account I, Massachusetts Mutual Variable Life Separate Account II, MassMutual Premier Funds, MassMutual Select Funds, and certain series of the MML Series Investment Fund and MML Series Investment Fund II.

MML Distributors also acts as principal underwriter for certain contracts that utilize the following registered separate accounts of the Hartford Insurance Company:

Hartford Life Insurance Company – Separate Account Two

Hartford Life Insurance Company – Separate Account Two (DC Variable Account I)

Hartford Life Insurance Company – Separate Account Two (DC Variable Account II)

Hartford Life Insurance Company – Separate Account Two (QP Variable Account)

Hartford Life Insurance Company – Separate Account Two (NQ Variable Account)

Hartford Life Insurance Company – Separate Account Eleven

Hartford Life Insurance Company – Separate Account Twelve

(b)	MMLIS and MML Distributors are the principal underwriters for this certificate. The following people are officers and directors of MMLIS and member representative and officers of MML Distributors:

DIRECTORS AND OFFICERS OF MML INVESTORS SERVICES, LLC

Name	Positions and Offices	Principal Business Address
John Vaccaro	Chief Executive Officer, Director (Chairman of the Board)	*
Wendy Benson	President, Director	*
Michael Fanning	Director	*
Elizabeth Ward	Director	*
Mark Kaye	Director	*
Geoffrey Craddock	Director	*
William F. Monroe, Jr.	Vice President, Chief Operating Officer	*
Christine Frederick	Chief Compliance Office	*
Susan Scanlon	Deputy Chief Compliance Officer	**
James P. Puhala	Deputy Chief Compliance Officer	*
Thomas Bauer	Chief Technology Officer	*
David Mink	Vice President	***
Mary B. Wilkinson	Vice President	***
James Fago	Vice President	***
Paul Lapiana	Vice President, Agency Field Force Supervisor	***
David Holtzer	Field Risk Officer	***
Robert S. Rosenthal	Chief Legal Officer, Vice President, and Secretary	*
Edward K. Duch, Ill	Assistant Secretary	*
Amy Francella	Assistant Secretary	470 Atlantic Avenue
Boston, MA 02110
Alyssa M. O’Connor	Assistant Secretary	*
Nathan Hall	Chief Financial Officer, Treasurer and Assistant Vice President	*
Joseph Olesky	Controller	*
Derek Darley	Assistant Treasurer	*
Bruce C. Frisbie	Assistant Treasurer	**
Todd Picken	Assistant Treasurer	*
Kevin LaComb	Assistant Treasurer	*
Kathy Rogers	Continuing Education Officer
Mark Viviano	Co-Chief Operations Officer and Assistant Vice President	**
Mark Larose	Co-Chief Operations Officer and Assistant Vice President	*
Mario Morton	Assistant Vice President and Registration Manager	*
Mathew Verdi	Assistant Vice President	*
Delphine Soucie	Assistant Vice President
Anthony Frogameni	Assistant Vice President and Chief Privacy Officer	*
John Rogan	Regional Assistant Vice President	*
Nick DeLuca	Regional Assistant Vice President	1101 North Black Canyon
Highway
PH30
Phoenix, AZ 85209
David Cove	Regional Assistant Vice President	*
Jack Yvon	Regional Assistant Vice President	*
Sean Murphy	Regional Assistant Vice President	*
Michelle Pedigo	Regional Assistant Vice President	*
Laura Perlotto	Assistant Vice President and AML Compliance Officer	*
Craig Waddington	Variable Life Product Distribution Officer; and	*
Variable Annuity Product Distribution Officer
Michael Dunn	Worksite Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001
**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981
***	11215 North Community House Rd., Charlotte, NC 28277

MEMBER REPRESENTATIVE AND OFFICERS OF MML DISTRIBUTORS, LLC

Name	Positions and Offices	Principal Business Address

Michael Fanning	Member Representative	*

Eric Wietsma	Chief Executive Officer and President	*

Nathan Hall	Chief Financial Officer and Treasurer	*

Robert S. Rosenthal	Vice President, Chief Legal Officer, and Secretary	*

Brian Haendiges	Vice President	**

Teresa Hassara	Vice President	**

Tina Wilson	Vice President	**

Aruna Hobbs	Vice President	*One Marina Parke Avenue Boston, MA 02210

Susan Scanlon	Chief Compliance Officer	*

Barbara Upton	Assistant Vice President and Continuing Education Officer	**

Laura Perlotto	Assistant Vice President and AML Compliance Officer	*

H. Bradford Hoffman	Chief Risk Officer	*

Edward K. Duch, III	Assistant Secretary	*

Alyssa O’Connor	Assistant Secretary	*

Todd Picken	Assistant Treasurer	*

Bruce C. Frisbie	Assistant Treasurer	*

Kevin LaComb	Assistant Treasurer	*

Donna Watson	Assistant Treasurer	**

Stephen Alibozek	Entity Contracting Officer	*

Mario Morton	Registration Manager	*

Michael Dunn	Worksite Product Distribution Officer	**

*	1295 State Street, Springfield, MA 01111-0001

**	100 Bright Meadow Boulevard, Enfield, CT 06082-1981

(c)	Compensation From the Registrant

For information about all commissions and other compensation received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant’s last fiscal year, refer to the “Underwriters” section of the Statement of Additional Information.

Item 31.	Location of Accounts and Records

All accounts, books, or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are maintained by the Registrant through Massachusetts Mutual Life Insurance Company, at its satellite office, 100 Bright Meadow Boulevard, Enfield, CT 06082.

Item 32.	Management Services

Not Applicable

Item 33.	Fee Representation

REPRESENTATION UNDER SECTION 26(f)(2)(A) OF

THE INVESTMENT COMPANY ACT OF 1940

With respect to the policy described in this Registration Statement, Massachusetts Mutual Life Insurance Company hereby represents that the fees and charges deducted under the Group Flexible Premium Variable Adjustable Life Insurance Certificate, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Massachusetts Mutual Life Insurance Company.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, Massachusetts Mutual Variable Life Separate Account I, has duly caused this Post-Effective Amendment No. 3 to Registration Statement 333-206438 to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Springfield, Commonwealth of Massachusetts, on the 23rd day of April, 2018.

MASSACHUSETTS MUTUAL VARIABLE LIFE SEPARATE ACCOUNT I (Registrant)

MASSACHUSETTS MUTUAL LIFE INSURANCE COMPANY (Depositor)

By:	ROGER W. CRANDALL *
Roger W. Crandall
President and Chief Executive Officer
(principal executive officer)
Massachusetts Mutual Life Insurance Company

As required by the Securities Act of 1933, this Post-Effective Amendment No. 3 to Registration Statement No. 333-206438 has been signed on its behalf by the following persons in the capacities and on the dates indicated.

Signature**	Title	Date

ROGER W. CRANDALL *	Director and Chief Executive Officer	April 23, 2018
Roger W. Crandall	(principal executive officer)

ELIZABETH A. WARD *	Chief Financial Officer	April 23, 2018
Elizabeth A. Ward	(principal financial officer)

SEAN NEWTH *	Chief Accounting Officer and Corporate Controller	April 23, 2018
Sean Newth	(principal accounting officer)

MARK T. BERTOLINI *	Director	April 23, 2018
Mark T. Bertolini

KAREN H. BECHTEL *	Director	April 23, 2018
Karen H. Betchel

KATHLEEN A. CORBET *	Director	April 23, 2018
Kathleen A. Corbet

JAMES H. DEGRAFFENREIDT, JR. *	Director	April 23, 2018
James H. DeGraffenreidt, Jr.

ISABELLA D. GOREN *	Director	April 23, 2018
Isabella D. Goren

JEFFREY M. LEIDEN *	Director	April 23, 2018
Jeffrey M. Leiden

Director
Marc F. Racicot

LAURA J. SEN *	Director	April 23, 2018
Laura J. Sen

WILLIAM T. SPITZ *	Director	April 23, 2018
William T. Spitz

H. TODD STITZER *	Director	April 23, 2018
H. Todd Stitzer

/s/ JOHN E DEITELBAUM
* John E. Deitelbaum
Attorney-in-Fact pursuant to Powers of Attorney

** MAJORITY OF DIRECTORS

INDEX TO EXHIBITS

Exhibit No.	Exhibit

Exhibit 99.26 (n)	i.	Auditor Consents

• Company Financial Statements
• Separate Account Financial Statements

Exhibit 99.26 (q)	SEC Procedures Memorandum dated April 23, 2018